Document and Entity Information	12 Months Ended
Mar. 31, 2013
Entity Information [Line Items]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Mar 31, 2013
Document Fiscal Year Focus	2013
Document Fiscal Period Focus	FY
Trading Symbol	NMR
Entity Registrant Name	NOMURA HOLDINGS INC
Entity Central Index Key	0001163653
Current Fiscal Year End Date	--03-31
Entity Well-known Seasoned Issuer	Yes
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	3,710,960,252

CONSOLIDATED BALANCE SHEETS (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013		Mar. 31, 2012
Cash and Cash Deposits:
Cash and cash equivalents	¥ 805,087		¥ 1,070,520
Time deposits	577,921		653,462
Deposits with stock exchanges and other segregated cash	269,744		229,695
Total cash and cash deposits	1,652,752		1,953,677
Loans and receivables:
Loans receivable (including \458,352 million and \524,049 million measured at fair value by applying the fair value option in 2012 and 2013, respectively)	1,575,494		1,293,372
Receivables from customers	63,792		58,310
Receivables from other than customers	992,847		864,629
Allowance for doubtful accounts	(2,258)		(4,888)
Total loans and receivables	2,629,875		2,211,423
Collateralized agreements:
Securities purchased under agreements to resell (including \752,407 million and \997,788 million measured at fair value by applying the fair value option in 2012 and 2013, respectively)	8,295,372		7,662,748
Securities borrowed	5,819,885		6,079,898
Total collateralized agreements	14,115,257		13,742,646
Trading assets and private equity investments:
Trading assets (including securities pledged as collateral of \4,732,118 million and \7,707,813 million in 2012 and 2013, respectively; including \16,548 million and \19,970 million measured at fair value by applying the fair value option in 2012 and 2013, respectively)	17,037,191		13,921,639
Private equity investments (including \53,635 million and \44,134 million measured at fair value by applying the fair value option in 2012 and 2013, respectively)	87,158		201,955
Total trading assets and private equity investments	17,124,349		14,123,594
Other assets:
Office buildings, land, equipment and facilities (net of accumulated depreciation and amortization of \355,804 million and \355,831 million in 2012 and 2013, respectively)	428,241		1,045,950
Non-trading debt securities	920,611		862,758
Investments in equity securities	123,490		88,187
Investments in and advances to affiliated companies	345,705		193,954
Other (including \1,627 million and \1,632 million measured at fair value by applying the fair value option in 2012 and 2013, respectively)	602,159		1,475,123
Total other assets	2,420,206		3,665,972
Total assets	37,942,439		35,697,312
LIABILITIES AND EQUITY
Short-term borrowings (including \153,497 million and \77,036 million measured at fair value by applying the fair value option in 2012 and 2013, respectively)	738,445		1,185,613
Payables and deposits:
Payables to customers	476,705		764,857
Payables to other than customers	864,962		767,860
Deposits received at banks	1,072,134		904,653
Total payables and deposits	2,413,801		2,437,370
Collateralized financing:
Securities sold under agreements to repurchase (including \307,083 million and \264,767 million measured at fair value by applying the fair value option in 2012 and 2013, respectively)	12,444,317		9,928,293
Securities loaned	2,158,559		1,700,029
Other secured borrowings	806,507		890,952
Total collateralized financing	15,409,383		12,519,274
Trading liabilities	8,491,296		7,495,177
Other liabilities (including \4,246 million and \2,360 million measured at fair value by applying the fair value option in 2012 and 2013, respectively)	978,163		1,165,901
Long-term borrowings (including \1,925,421 million and \1,664,536 million measured at fair value by applying the fair value option in 2012 and 2013, respectively)	7,592,368		8,504,840
Total liabilities	35,623,456		33,308,175
Commitments and contingencies (Note 22)
Common stock
No par value shares; Authorized-6,000,000,000 shares in 2012 and 2013 Issued-3,822,562,601 shares in 2012 and 2013 Outstanding-3,663,483,895 shares in 2012 and 3,710,960,252 shares in 2013	594,493		594,493
Additional paid-in capital	691,264		698,771
Retained earnings	1,136,523		1,058,945
Accumulated other comprehensive income (loss)	(57,395)		(145,149)
Total NHI shareholder's equity before treasury stock	2,364,885		2,207,060
Common stock held in treasury, at cost-159,078,706 shares in 2012 and 111,602,349 shares in 2013	(70,514)		(99,819)
Total NHI shareholders' equity	2,294,371		2,107,241
Noncontrolling interests	24,612		281,896
Total equity	2,318,983		2,389,137
Total liabilities and equity	37,942,439		35,697,312
Variable Interest Entity, primary beneficiary [Member]
Cash and Cash Deposits:
Cash and cash equivalents	13,000		52,000
Total cash and cash deposits	13,000		52,000
Collateralized agreements:
Securities purchased under agreements to resell (including \752,407 million and \997,788 million measured at fair value by applying the fair value option in 2012 and 2013, respectively)	12,000		7,000
Trading assets and private equity investments:
Private equity investments (including \53,635 million and \44,134 million measured at fair value by applying the fair value option in 2012 and 2013, respectively)	1,000		1,000
Total trading assets and private equity investments	695,000		999,000
Other assets:
Other (including \1,627 million and \1,632 million measured at fair value by applying the fair value option in 2012 and 2013, respectively)	64,000	[1]	408,000	[1],[2]
Total other assets	93,000		555,000
Total assets	801,000		1,606,000
LIABILITIES AND EQUITY
Short-term borrowings (including \153,497 million and \77,036 million measured at fair value by applying the fair value option in 2012 and 2013, respectively)
Collateralized financing:
Securities sold under agreements to repurchase (including \307,083 million and \264,767 million measured at fair value by applying the fair value option in 2012 and 2013, respectively)	4,000		0
Trading liabilities	21,000		42,000
Other liabilities (including \4,246 million and \2,360 million measured at fair value by applying the fair value option in 2012 and 2013, respectively)	11,000		35,000
Long-term borrowings (including \1,925,421 million and \1,664,536 million measured at fair value by applying the fair value option in 2012 and 2013, respectively)	458,000		992,000
Total liabilities	¥ 490,000		¥ 1,069,000

[1]	Includes aircraft purchase deposits of \17 billion and \16 billion as of March 31, 2012 and 2013, respectively. In relation to these aircraft purchase deposits, certain of these SPEs have commitments to purchase aircraft. See Note 22 "Commitments, contingencies and guarantees" for further information.
[2]	Includes real estate and real estate for sale held by SPEs related to a consolidated subsidiary. That subsidiary was de-consolidated during the year ended March 31, 2013.

CONSOLIDATED BALANCE SHEETS (Parenthetical) (JPY ¥) In Millions, except Share data, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Loans receivable, fair value	¥ 524,049	¥ 458,352
Securities purchased under agreements to resell, fair value	997,788	752,407
Trading assets, securities pledged as collateral	7,707,813	4,732,118
Trading assets, fair value	19,970	16,548
Private equity investments, fair value	44,134	53,635
Office buildings, land, equipment and facilities, net of accumulated depreciation and amortization	355,831	355,804
Other assets, fair value	1,632	1,627
Short-term borrowings, fair value	77,036	153,497
Securities sold under agreements to repurchase, fair value	264,767	307,083
Other liabilities, fair value	2,360	4,246
Long-term borrowings, fair value	¥ 1,664,536	¥ 1,925,421
Common stock
Authorized	6,000,000,000	6,000,000,000
Issued	3,822,562,601	3,822,562,601
Outstanding	3,710,960,252	3,663,483,895
Common stock held in treasury, shares	111,602,349	159,078,706

CONSOLIDATED STATEMENTS OF INCOME (JPY ¥) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Revenue:
Commissions	¥ 359,069		¥ 347,135		¥ 405,463
Fees from investment banking	62,353		59,638		107,005
Asset management and portfolio service fees	141,029		144,251		143,939
Net gain on trading	367,979		272,557		336,503
Gain on private equity investments	8,053		25,098		19,292
Interest and dividends	394,007		435,890		346,103
Gain (loss) on investments in equity securities	38,686		4,005		(16,677)
Other	708,767		563,186		43,864
Total revenue	2,079,943		1,851,760		1,385,492
Interest expense	266,312		315,901		254,794
Net revenue	1,813,631	[1]	1,535,859	[1]	1,130,698	[1]
Non-interest expenses:
Compensation and benefits	547,591		534,648		518,993
Commissions and floor brokerage	91,388		93,500		92,088
Information processing and communications	179,904		177,148		182,918
Occupancy and related depreciation	91,545		100,891		87,843
Business development expenses	49,010		48,488		30,153
Other	616,463		496,227		125,448
Total non-interest expenses	1,575,901		1,450,902		1,037,443
Income before income taxes	237,730		84,957		93,255
Income tax expense	132,039		58,903		61,330
Net income	105,691		26,054		31,925
Less: Net income (loss) attributable to noncontrolling interests	(1,543)		14,471		3,264
Net income attributable to NHI shareholders	¥ 107,234		¥ 11,583		¥ 28,661
Basic-
Net income attributable to NHI shareholders per share	¥ 29.04		¥ 3.18		¥ 7.9
Diluted-
Net income attributable to NHI shareholders per share	¥ 28.37		¥ 3.14		¥ 7.86

[1]	There is no revenue derived from transactions with a single major external customer.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Net income	¥ 105,691	¥ 26,054	¥ 31,925
Other comprehensive income (loss):
Change in cumulative translation adjustments, net of tax	74,301	(13,801)	(24,151)
Defined benefit pension plans:
Pension liability adjustment	8,702	(4,203)	4,074
Deferred income taxes	(3,007)	1,548	(1,542)
Total	5,695	(2,655)	2,532
Non-trading securities:
Net unrealized gain on non-trading securities	17,283	1,339
Deferred income taxes	(4,650)	(498)
Total	12,633	841
Total other comprehensive income (loss)	92,629	(15,615)	(21,619)
Comprehensive income	198,320	10,439	10,306
Less: Comprehensive income attributable to noncontrolling interests	3,332	14,309	2,209
Comprehensive income (loss) attributable to NHI shareholders	¥ 194,988	¥ (3,870)	¥ 8,097

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (JPY ¥) In Millions, unless otherwise specified		Total	Common stock [Member]	Additional paid-in capital [Member]	Retained earnings [Member]	Accumulated other comprehensive income (loss) [Member]	Cumulative translation adjustments [Member]	Defined benefit pension plans [Member]	Non-trading securities [Member]	Common stock held in treasury [Member]	Total NHI shareholders' equity [Member]	Noncontrolling interests [Member]
Balance at beginning of year at Mar. 31, 2010			¥ 594,493	¥ 635,828	¥ 1,074,213		¥ (74,330)	¥ (34,802)		¥ (68,473)		¥ 6,085
Issuance of common stock
Gain (loss) on sales of treasury stock				3,191
Issuance and exercise of common stock options				7,296
Cumulative effect of change in accounting principle	[1]				(4,734)
Net income attributable to NHI shareholders		28,661			28,661
Cash dividends					(28,806)							(100)
Net change during the year							(23,096)
Repurchases of common stock										(37,378)
Sales of common stock										4
Common stock issued to employees										8,155
Net income (loss) attributable to noncontrolling interests		(3,264)										3,264
Other net change in treasury stock
Accumulated other comprehensive income (loss) attributable to noncontrolling interests
Cumulative translation adjustments												(1,055)
Net unrealized gain on non-trading securities
Pension liability adjustment		2,532						2,532
Purchase / sale of subsidiary shares, net												0
Other net change in noncontrolling interests												688
Balance at end of year at Mar. 31, 2011		2,091,636	594,493	646,315	1,069,334	(129,696)	(97,426)	(32,270)		(97,692)	2,082,754	8,882
Issuance of common stock				30,356
Gain (loss) on sales of treasury stock				719
Issuance and exercise of common stock options				19,466
Cumulative effect of change in accounting principle
Net income attributable to NHI shareholders		11,583			11,583
Cash dividends					(21,972)							(2,760)
Net change during the year							(13,226)
Repurchases of common stock										(8,944)
Sales of common stock										1
Common stock issued to employees										6,693
Net income (loss) attributable to noncontrolling interests		(14,471)										14,471
Other net change in treasury stock										123
Accumulated other comprehensive income (loss) attributable to noncontrolling interests
Cumulative translation adjustments												(575)
Net unrealized gain on non-trading securities		1,339							635			206
Pension liability adjustment		(2,655)						(2,862)				207
Purchase / sale of subsidiary shares, net				1,915								271,515
Other net change in noncontrolling interests												(10,050)
Balance at end of year at Mar. 31, 2012		2,389,137	594,493	698,771	1,058,945	(145,149)	(110,652)	(35,132)	635	(99,819)	2,107,241	281,896
Issuance of common stock
Gain (loss) on sales of treasury stock				(1,798)
Issuance and exercise of common stock options				(5,700)
Cumulative effect of change in accounting principle
Net income attributable to NHI shareholders		107,234			107,234
Cash dividends					(29,656)							(3,422)
Net change during the year							71,777
Repurchases of common stock										(7)
Sales of common stock										1
Common stock issued to employees										29,507
Net income (loss) attributable to noncontrolling interests		1,543										(1,543)
Other net change in treasury stock										(196)
Accumulated other comprehensive income (loss) attributable to noncontrolling interests
Cumulative translation adjustments												2,524
Net unrealized gain on non-trading securities		17,283							9,363			3,270
Pension liability adjustment		5,695						6,614				(919)
Purchase / sale of subsidiary shares, net				(9)								(247,782)
Other net change in noncontrolling interests												(9,412)
Balance at end of year at Mar. 31, 2013		¥ 2,318,983	¥ 594,493	¥ 691,264	¥ 1,136,523	¥ (57,395)	¥ (38,875)	¥ (28,518)	¥ 9,998	¥ (70,514)	¥ 2,294,371	¥ 24,612

[1]	Cumulative effect of change in accounting principle for the year ended March 31, 2011 is an adjustment to initially apply Accounting Standards Update ("ASU") No. 2009-17 "Consolidation (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17").

CONSOLIDATED STATEMENTS OF CASH FLOWS (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Cash flows from operating activities:
Net income	¥ 105,691	¥ 26,054	¥ 31,925
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	91,493	100,572	75,587
Stock option expenses	21,955	26,869	18,638
(Gain) loss on investments in equity securities	(38,686)	(4,005)	16,677
Equity in earnings of affiliates, net of dividends received	(13,003)	(969)	(6,800)
Loss on disposal of office buildings, land, equipment and facilities	17,641	5,351	6,348
Deferred income taxes	53,957	37,772	55,199
Changes in operating assets and liabilities:
Time deposits	137,526	(318,104)	(155,251)
Deposits with stock exchanges and other segregated cash	(9,461)	(39,225)	(67,738)
Trading assets and private equity investments	(1,448,489)	971,327	(1,481,908)
Trading liabilities	248,019	(1,058,445)	1,206,394
Securities purchased under agreements to resell, net of securities sold under agreements to repurchase	1,375,929	980,156	327,668
Securities borrowed, net of securities loaned	863,511	(508,844)	(446,152)
Other secured borrowings	(84,444)	(271,498)	(160,031)
Loans and receivables, net of allowance for doubtful accounts	(238,318)	28,933	(354,691)
Payables	(305,672)	218,915	319,506
Bonus accrual	31,415	(13,356)	(8,802)
Accrued income taxes, net	50,019	5,055	(26,174)
Other, net	(309,582)	104,305	414,515
Net cash provided by (used in) operating activities	549,501	290,863	(235,090)
Cash flows from investing activities:
Payments for purchases of office buildings, land, equipment and facilities	(271,975)	(182,568)	(186,350)
Proceeds from sales of office buildings, land, equipment and facilities	147,653	120,435	109,888
Payments for purchases of investments in equity securities	(319)	(138)	(221)
Proceeds from sales of investments in equity securities	3,741	5,485	3,247
(Increase) decrease in loans receivable at banks, net	22,189	30,591	(60,350)
Increase in non-trading debt securities, net	(54,237)	(968)	(286,013)
Business combinations or disposals, net	(5,919)	35,597	5,570
Decrease (increase) in investments in affiliated companies, net	(1,391)	2,146	(8,936)
Other, net	(228)	(638)	(49)
Net cash provided by (used in) investing activities	(160,486)	9,942	(423,214)
Cash flows from financing activities:
Increase in long-term borrowings	1,930,357	2,015,446	2,267,658
Decrease in long-term borrowings	(2,330,509)	(2,883,078)	(1,188,034)
Decrease in short-term borrowings, net	(416,174)	(56,383)	(97,282)
Increase in deposits received at banks, net	129,384	117,047	368,354
Proceeds from sales of common stock held in treasury	56	10	8
Payments for repurchases of common stock held in treasury	(7)	(8,287)	(37,378)
Payments for cash dividends	(14,730)	(29,066)	(29,083)
Net cash provided by (used in) financing activities	(701,623)	(844,311)	1,284,243
Effect of exchange rate changes on cash and cash equivalents	47,175	(6,314)	(26,246)
Net increase (decrease) in cash and cash equivalents	(265,433)	(549,820)	599,693
Cash and cash equivalents at beginning of the year	1,070,520	1,620,340	1,020,647
Cash and cash equivalents at end of the year	805,087	1,070,520	1,620,340
Cash paid during the year for-
Interest	296,643	338,802	259,679
Income tax payments, net	¥ 28,063	¥ 16,076	¥ 32,305

CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Assets acquired, excluding cash and cash equivalents		¥ 2,132,740
Debt assumed		1,784,621
Assets sold, excluding cash and cash equivalents	1,488,853
Debt assumed by the purchaser	1,166,556
Assets excluding cash and cash equivalents increased			275,464
Liabilities increased			¥ 289,757

Summary of accounting policies	12 Months Ended
Mar. 31, 2013
Summary of accounting policies

1. Summary of accounting policies:

Description of business—

Nomura Holdings, Inc. (the “Company”) and its broker-dealer, banking and other financial services subsidiaries provide investment, financing and related services to individual, institutional and government clients on a global basis. The Company and other entities in which it has a controlling financial interest are collectively referred to as “Nomura” within these consolidated financial statements.

Nomura operates its business through various divisions based upon the nature of specific products and services, its main client base and its management structure. Nomura reports operating results through three business segments: Retail, Asset Management and Wholesale.

In its Retail segment, Nomura provides investment consultation services mainly to individual clients in Japan. In its Asset Management segment, Nomura develops and manages investment trusts, and provides investment advisory services. In its Wholesale segment, Nomura is engaged in the sales and trading of debt and equity securities and currencies on a global basis to various institutions, provides investment banking services such as the underwriting of debt and equity securities as well as mergers and acquisitions and financial advice and invests in private equity businesses and seeks to maximize returns on these investments by increasing the corporate value of investee companies.

Basis of presentation—

The accounting and financial reporting policies of the Company conform to accounting principles generally accepted in the United States (“U.S. GAAP”) as applicable to broker-dealers.

These consolidated financial statements include the accounts of the Company and other entities in which it has a controlling financial interest. The Company initially determines whether it has a controlling financial interest in an entity by evaluating whether the entity is a variable interest entity (“VIE”) under Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 810 “Consolidation” (“ASC 810”). VIEs are entities in which equity investors do not have the characteristics of a controlling financial interest or which do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support. The Company consolidates VIEs where Nomura is the primary beneficiary, which is where Nomura holds variable interests that provide power over the most significant activities of the VIE and the right to receive benefits or the obligation to absorb losses meeting a significance test, provided that Nomura is not acting as a fiduciary for other interest holders. For certain VIE that qualify as investment companies under ASC 946 “Financial Services—Investment Companies” (“ASC 946”) or for which it is industry practice to apply guidance consistent with the measurement principles in ASC 946, Nomura is the primary beneficiary when it holds an interest that will absorb a majority of the expected losses or a majority of the expected residual returns of the entity, or both.

For entities other than VIEs, Nomura is generally determined to have a controlling financial interest in an entity when it owns a majority of the voting interests.

Equity investments in entities in which Nomura has significant influence over operating and financial decisions (generally defined as 20 to 50 percent of the voting stock of a corporate entity, or at least 3 percent of a limited partnership) are accounted for under the equity method of accounting (“equity method investments”) and reported within Other assets—Investments in and advances to affiliated companies or at fair value by electing the fair value option permitted by ASC 825 “Financial Instruments” (“ASC 825”) and reported within Trading assets or Private equity investments or Other assets—Other. Investments undertaken by Nomura’s merchant banking business are reported within Private equity investments and Other assets—Other. Other investments are reported within Trading assets. Equity investments in which Nomura has neither control nor significant influence are carried at fair value, with changes in fair value recognized through the consolidated statements of income or the consolidated statements of comprehensive income.

Certain entities in which Nomura has a financial interest are investment companies under ASC 946. These entities, including subsidiaries such as Nomura Principal Finance Co., Ltd. (“NPF”), carry all of their investments at fair value, with changes in fair value recognized through the consolidated statements of income.

The Company’s principal subsidiaries include Nomura Securities Co., Ltd. (“NSC”), Nomura Securities International, Inc. (“NSI”) and Nomura International plc (“NIP”).

All material intercompany transactions and balances have been eliminated on consolidation. Certain reclassifications of previously reported amounts have been made to conform to the current year presentation.

Use of estimates—

In presenting these consolidated financial statements, management makes estimates regarding the valuation of certain financial instruments and investments, the outcome of litigation and tax examinations, the recovery of the carrying value of goodwill, the allowance for doubtful accounts, the realization of deferred tax assets and other matters that affect the reported amounts of assets and liabilities as well as the disclosures in these consolidated financial statements. Estimates, by their nature, are based on judgment and available information. Therefore, actual results may differ from estimates which could have a material impact on these consolidated financial statements, and it is possible that such adjustments could occur in the near term.

Fair value of financial instruments—

A significant amount of Nomura’s financial assets and financial liabilities are carried at fair value, with changes in fair value recognized through the consolidated statements of income or the consolidated statements of comprehensive income. Use of fair value is either specifically required under U.S. GAAP or Nomura makes an election to use fair value for certain eligible items under the fair value option.

Other financial assets and financial liabilities are carried at fair value on a nonrecurring basis, where the primary measurement basis is not fair value. Fair value is only used in specific circumstances after initial recognition, such as to measure impairment.

In all cases, fair value is determined in accordance with ASC 820 “Fair Value Measurements and Disclosures” (“ASC 820”) which defines fair value as the amount that would be exchanged to sell a financial asset or transfer a financial liability in an orderly transaction between market participants at the measurement date. It assumes that the transaction occurs in Nomura’s principal market, or in the absence of a principal market, the most advantageous market for the relevant financial asset or financial liability. See Note 2 “Fair value measurements” for further information regarding how Nomura estimates fair value for specific types of financial instruments used in the ordinary course of business.

Private equity business—

Private equity investments are generally carried at fair value, with changes in fair value recognized through the consolidated statements of income. See Note 4 “Private equity business” for further information.

Transfers of financial assets—

Nomura accounts for the transfer of a financial asset as a sale when Nomura relinquishes control over the asset by meeting the following conditions: (a) the asset has been isolated from the transferor (even in bankruptcy or other receivership), (b) the transferee has the right to pledge or exchange the asset received, or if the transferee is an entity whose sole purpose is to engage in securitization or asset-backed financing activities, if, the holders of its beneficial interests have the right to pledge or exchange the beneficial interests held and (c) the transferor has not maintained effective control over the transferred asset.

In connection with its securitization activities, Nomura utilizes special purpose entities (“SPEs”) to securitize commercial and residential mortgage loans, government and corporate securities and other types of financial assets. Nomura’s involvement with SPEs includes structuring and underwriting, distributing and selling debt instruments and beneficial interests issued by SPEs to investors. Nomura derecognizes financial assets transferred in securitizations provided that Nomura has relinquished control over such assets and does not consolidate the SPE. Nomura may obtain or retain an interest in the financial assets, including residual interests in the SPEs dependent upon prevailing market conditions. Any such interests are accounted for at fair value and reported within Trading assets in the consolidated balance sheets with the change in fair value reported within Revenue—Net gain on trading in the consolidated statements of income.

Foreign currency translation—

The financial statements of the Company’s subsidiaries are measured using their functional currency which is the currency of the primary economic environment in which the entity operates. All assets and liabilities of subsidiaries which have a functional currency other than Japanese yen are translated into Japanese yen at exchange rates in effect at the balance sheet date; all revenue and expenses are translated at the average exchange rates for the respective years and the resulting translation adjustments are accumulated and reported within Accumulated other comprehensive income (loss) in NHI shareholders’ equity.

Foreign currency assets and liabilities are translated at exchange rates in effect at the balance sheet date and the resulting translation gains or losses are credited or charged to the consolidated statements of income.

Fee revenue—

Revenue—Commissions includes amounts charged for executing brokerage transactions accrued on a trade date basis and are included in current period earnings. Revenue—Fees from investment banking includes securities underwriting fees and other corporate financing services fees. Underwriting fees are recorded when services for underwriting are completed. All other fees are recognized when related services are performed. Revenue—Asset management and portfolio service fees are accrued over the period that the related services are provided or when specified performance requirements are met.

Trading assets and trading liabilities—

Trading assets and Trading liabilities primarily comprise debt and equity securities, derivatives and loans which are generally recognized on the consolidated balance sheets on a trade date basis and carried at fair value with changes in fair value reported within Revenue—Net gain on trading in the consolidated statements of income.

Collateralized agreements and collateralized financing—

Collateralized agreements consist of resale agreements and securities borrowed. Collateralized financing consists of repurchase agreements, securities loaned and other secured borrowings.

Resale and repurchase agreements (“repo transactions”) principally involve the buying or selling of government and government agency securities under agreements with clients to resell or repurchase these securities to or from those clients. Repo transactions are generally accounted for as collateralized agreements or collateralized financing transactions and are recorded on the consolidated balance sheets at the amount at which the securities were originally acquired or sold with applicable accrued interest, as appropriate. Certain repo transactions are carried at fair value through election of the fair value option. No allowance for credit losses is generally recorded on repurchase agreements due to the strict collateralization requirements.

Repo transactions where the maturity of the security transferred as collateral matches the maturity of the repo transaction (“repo-to-maturity transactions”) are accounted for as sales rather than collateralized financings where the criteria for derecognition of the securities transferred under ASC 860 “Transfers and Servicing” (“ASC 860”) are met. The amounts of securities derecognized from the consolidated balance sheets under repo-to-maturity transactions as of March 31, 2012 and March 31, 2013 were ¥39,797 million and ¥nil, respectively.

Nomura also enters into Gensaki Repo transactions which are the standard type of repurchase transaction used in the Japanese financial market. Gensaki Repo transactions contain margin requirements, rights of security substitution, and certain restrictions on the client’s right to sell or repledge the transferred securities. Gensaki Repo transactions are accounted for as collateralized agreements or collateralized financing transactions and are recorded on the consolidated balance sheets at the amount that the securities were originally acquired or sold with applicable accrued interest, as appropriate.

Repo transactions (including Gensaki Repo transactions) are presented in the consolidated balance sheets net-by-counterparty, where offsetting is consistent with ASC 210-20 “Balance Sheet—Offsetting” (“ASC 210-20”).

Securities borrowed and securities loaned are generally accounted for as collateralized agreements and collateralized financing transactions, respectively. Securities borrowed and securities loaned are generally cash collateralized and are recorded on the consolidated balance sheets at the amount of cash collateral advanced or received. No allowance for credit losses is generally recorded on securities borrowing transactions due to the strict collateralization requirements.

Nomura adopted Accounting Standard Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) from January 1, 2012 and certain Japanese securities lending transactions undertaken after adoption date were accounted for as secured borrowings rather than sales in these consolidated financial statements as the criteria for derecognition of the transferred financial assets under ASC 860 were no longer be met. The agreements governing these transactions included varying margining requirements, but the amount of cash Nomura borrows from its counterparties was typically less than the fair value of securities Nomura lends. The amount of the “haircut” was set by percentages agreed between the two parties. Following adoption of ASU 2011-03, the levels of cash collateral, haircuts and ongoing margining received by Nomura in these transactions are now irrelevant in determining whether these should be accounted for as sales or secured borrowings.

However, since the amendments were to be applied prospectively, any outstanding transactions as of adoption date continued to be reported as sales through until maturity.

The amounts of securities derecognized from the consolidated balance sheets under this type of securities lending transaction as of March 31, 2012 and March 31, 2013 were ¥1,930 million and ¥nil, respectively.

Other secured borrowings consist primarily of secured borrowings from financial institutions and central banks in the inter-bank money market, and are recorded at contractual amounts due.

Trading balances of secured borrowings consist of liabilities related to transfers of financial assets that are accounted for as secured financing transactions rather than sales and are reported in the consolidated balance sheets within Long-term borrowings. The fair value option is generally elected for these transactions, which are carried at fair value on a recurring basis. See Note 8 “Securitizations and Variable Interest Entities” and Note 13 “Borrowings” for further information regarding these transactions.

All Nomura-owned securities pledged to counterparties where the counterparty has the right to sell or repledge the securities, including Gensaki Repo transactions, are reported parenthetically within Trading assets as Securities pledged as collateral in the consolidated balance sheets.

Derivatives—

Nomura uses a variety of derivative financial instruments, including futures, forwards, swaps and options, for both trading and non-trading purposes. All freestanding derivatives are carried at fair value in the consolidated balance sheets and reported within Trading assets or Trading liabilities depending on whether fair value is positive or negative, respectively. Certain derivatives embedded in hybrid financial instruments such as structured notes and certificates of deposit are bifurcated from the host contract and are also carried at fair value in the consolidated balance sheets and reported within Short-term borrowings or Long-term borrowings depending on the maturity of the underlying host contract.

Changes in fair value are recognized either through the consolidated statements of income or the consolidated statements of comprehensive income depending on the purpose for which the derivatives are used.

Derivative assets and liabilities are presented in the consolidated balance sheets on a net-by-counterparty basis where offsetting is consistent with ASC 210-20. In addition, fair value amounts recognized for the right to reclaim cash collateral (a receivable) and the obligation to return cash collateral (a payable) are also offset against net derivative liabilities and net derivative assets, respectively.

Trading

Derivative financial instruments used for trading purposes, including bifurcated embedded derivatives, are carried at fair value with changes in fair value reported in the consolidated statements of income within Revenue—Net gain on trading.

Non-trading

In addition to its trading activities, Nomura uses derivative financial instruments for other than trading purposes such as to manage risk exposures arising from recognized assets and liabilities, forecasted transactions and firm commitments. Certain derivatives used for non-trading purposes are formally designated as fair value and net investment accounting hedges under ASC 815 “Derivatives and Hedging” (“ASC 815”).

Nomura designates derivative financial instruments as fair value hedges of interest rate risk arising from specific financial liabilities. These derivatives are effective in reducing the risk associated with the exposure being hedged and they are highly correlated with changes in the fair value of the underlying hedged item, both at inception and throughout the life of the hedge contract. Changes in fair value of the hedging derivatives are reported together with those of the hedged liabilities through the consolidated statements of income within Interest expense.

Derivative financial instruments designated as hedges of the net investment in foreign operations are linked to specific subsidiaries with non-Japanese yen functional currencies. When determining the effectiveness of net investment hedges, the effective portion of the change in fair value of the hedging derivative is determined by changes in spot exchange rates and is reported through NHI shareholders’ equity within Accumulated other comprehensive income (loss). The change in fair value of the hedging derivatives attributable to changes in the difference between the forward rate and spot rate is excluded from the measure of hedge effectiveness and is reported in the consolidated statements of income within Revenue—Other.

See Note 3 “Derivative Instruments and Hedging Activities” for further information.

Loans receivable—

Loans receivable are loans which management intends to hold for the foreseeable future. Loans receivable are either carried at fair value or at amortized cost. Interest earned on loans receivable is generally reported in the consolidated statements of income within Revenue—Interest and dividends.

Loans receivable carried at fair value

Certain loans which are risk managed on a fair value basis are carried at fair value through election of the fair value option. Nomura makes this election to mitigate volatility in the consolidated statements of income caused by the difference in measurement basis that would otherwise exist between the loans and the derivatives used to risk manage those loans. Changes in the fair value of loans receivable carried at fair value are reported in the consolidated statements of income within Revenue—Net gain on trading.

Loans receivable carried at amortized cost

Loans receivable which are not carried at fair value are carried at amortized cost. Amortized cost represents cost adjusted for deferred fees or costs, unamortized premiums or discounts on purchased loans and after deducting any applicable allowance for loan losses.

Loan origination fees, net of direct origination costs, are amortized to Revenue—Interest and dividends as an adjustment to yield over the life of the loan. Net unamortized deferred fees and costs were ¥552 million and ¥406 million as of March 31, 2012 and March 31, 2013, respectively.

See Note 9 “Financing receivables” for further information.

Other receivables—

Receivables from customers include amounts receivable on client securities transactions and Receivables from other than customers include amounts receivable for securities not delivered to a purchaser by the settlement date, margin deposits, commissions, and net receivables arising from unsettled securities transactions. The net receivable arising from unsettled securities transactions reported within Receivables from other than customers was ¥nil and ¥258,604 million as of March 31, 2012 and March 31, 2013, respectively.

These amounts are carried at contractual amounts due less any applicable allowance for credit losses which reflects management’s best estimate of probable losses incurred within receivables which have been specifically identified as impaired. The allowance for credit losses is reported in the consolidated balance sheets within the Allowance for doubtful accounts.

Loan commitments—

Unfunded loan commitments are accounted for as either off-balance sheet instruments, or are carried at fair value on a recurring basis either as trading instruments or through election of the fair value option.

Loan commitments are generally accounted for in a manner consistent with the accounting for the loan receivable upon funding. Where the loan receivable will be classified as a trading asset or will be elected for the fair value option, the loan commitment is also generally held at fair value, with changes in fair value reported in the consolidated statements of income within Revenue—Net gain on trading. Loan commitment fees are recognized as part of the fair value of the commitment.

For loan commitments where the loan will be held for the foreseeable future, Nomura recognizes an allowance for credit losses which is reported within Other liabilities—other in the consolidated balance sheets which reflects management’s best estimate of probable losses incurred within the loan commitments which have been specifically identified as impaired. Loan commitment fees are generally deferred and recognized over the term of the loan when funded as an adjustment to yield. If drawdown of the loan commitment is considered remote, loan commitment fees are recognized over the commitment period as service revenue.

Payables and deposits—

Payables to customers include amounts payable on client securities transactions and are generally measured at contractual amounts due.

Payables to other than customers include payables to brokers and dealers for securities not received from a seller by the settlement date and net payables arising from unsettled securities transactions. Amounts are measured at contractual amounts due. The net payable arising from unsettled securities transactions reported within Payables to other than customers was ¥396,116 million and ¥nil as of March 31, 2012 and March 31, 2013, respectively.

Deposits received at banks represent amounts held on deposit within Nomura’s banking subsidiaries and are measured at contractual amounts due.

Office buildings, land, equipment and facilities—

Office buildings, land, equipment and facilities, held for use by Nomura are stated at cost, net of accumulated depreciation and amortization, except for land, which is stated at cost. Significant renewals and additions are capitalized at cost. Maintenance, repairs and minor renewals are expensed as incurred in the consolidated statements of income.

The following table presents a breakdown of Office buildings, land, equipment and facilities as of March 31, 2012 and 2013.

	Millions of yen
	March 31
	2012	2013
Land	¥594,146	¥93,800
Office buildings	235,995	104,320
Equipment and facilities	60,840	52,644
Software	141,069	161,469
Construction in progress	13,900	16,008

Total	¥1,045,950	¥428,241

Depreciation and amortization charges are generally computed using the straight-line method and at rates based on estimated useful lives of each asset according to general class, type of construction and use. The estimated useful lives for significant asset classes are as follows:

Office buildings	5 to 50 years
Equipment and facilities	2 to 20 years
Software	Up to 5 years

Depreciation and amortization is reported within Non-interest expenses—Information processing and communications in the amount of ¥52,455 million, ¥54,083 million, ¥55,992 million, and in Non-interest expenses—Occupancy and related depreciation in the amount of ¥23,132 million, and ¥46,489 million, and ¥35,501 million for the years ended March 31, 2011, 2012 and 2013, respectively.

Leases that involve real estate are classified as either operating or capital leases in accordance with ASC 840 “Leases” (“ASC 840”). Rent expense relating to operating leases is recognized over the lease term on a straight-line basis. If the lease is classified as a capital lease, Nomura recognizes the real estate as an asset on the consolidated balance sheets together with a lease obligation. The real estate is initially recognized at the lower of its fair value or present value of minimum lease payments, and subsequently depreciated over its useful life on straight-line basis. Where Nomura has certain involvement in the construction of real estate subject to a lease, Nomura is deemed the owner of the construction project and recognizes the real estate on the consolidated balance sheets until construction is completed. At the end of the construction period the real estate is either derecognized or continues to be recognized on the consolidated balance sheets in accordance with ASC 840, depending on the extent of Nomura’s continued involvement with the real estate.

Long-lived assets, excluding goodwill and indefinite-lived intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the estimated future undiscounted cash flows generated by the asset is less than the carrying amount of the asset, a loss is recognized to the extent that the carrying value exceeds its fair value.

Nomura recorded non-cash impairment charges of ¥1,532 million, and ¥3,135 million, and ¥5,455 million substantially related to write-downs of software, office buildings, land, equipment, facilities, and other assets for the years ended March 31, 2011, 2012 and 2013, respectively. The current year impairment was primarily attributable to a decline in profitability of certain land and buildings. These losses are reported in the consolidated statements of income within Non-interest expenses—Other and within Other in Nomura’s segment reporting. The revised carrying values of these assets were based on the estimated fair value of the assets.

Investments in equity securities—

Nomura holds minority stakes in the equity securities of unaffiliated Japanese financial institutions and corporations in order to promote existing and potential business relationships. These companies will also often have similar investments in Nomura. Such cross-holdings are a customary business practice in Japan and provide a way for companies to manage shareholder relationships.

These investments, which Nomura refers to as being held for operating purposes, are carried at fair value and reported within Other assets—Investments in equity securities in the consolidated balance sheets, with changes in fair value reported within Revenue—Gain (loss) on investments in equity securities in the consolidated statements of income. These investments comprise listed and unlisted equity securities in the amounts of ¥69,552 million and ¥18,635 million, respectively, as of March 31, 2012 and ¥84,739 million and ¥38,751 million, respectively, as of March 31, 2013.

Other non-trading debt and equity securities—

Certain non-trading subsidiaries within Nomura and an insurance subsidiary which was acquired during the year ended March 31, 2012 hold debt securities and minority stakes in equity securities for non-trading purposes. Non-trading securities held by non-trading subsidiaries are carried at fair value and reported within Other assets—Non-trading debt securities and Other assets—Other in the consolidated balance sheets with changes in fair value reported within Revenue—Other in the consolidated statements of income. Non-trading securities held by the insurance subsidiary are also carried at fair value within Other assets—Non-trading debt securities and Other assets—Other in the consolidated balance sheets, and unrealized changes in fair value are reported net-of-tax within Other comprehensive income (loss) in the consolidated statements of comprehensive income. Realized gains and losses on non-trading securities are reported within Revenue—Other in the consolidated statements of income.

Where the fair value of non-trading securities held by Nomura’s insurance subsidiary has declined below amortized cost, these are assessed to determine whether the decline in fair value is other-than-temporary in nature. Nomura considers quantitative and qualitative factors including the length of time and extent to which fair value has been less than amortized cost, the financial condition and near-term prospects of the issuer and Nomura’s intent and ability to hold the securities for a period of time sufficient to allow for any anticipated recovery in fair value. If an other-than-temporary impairment loss exists, for equity securities, the security is written down to fair value, with the entire difference between fair value and amortized cost reported within Revenue—Other in the consolidated statements of income. For debt securities, an other-than-temporary impairment loss is also reported within Revenue—Other in the consolidated statements of income if Nomura intends to sell the debt security or it is more-likely-than-not that Nomura will be required to sell the debt security before recovery of amortized cost. If Nomura does not expect to sell or be required to sell the debt security, only the credit loss component of an other-than-temporary impairment loss is reported in the consolidated statements of income and any non-credit loss component reported within Other comprehensive income (loss) in the consolidated statements of comprehensive income.

See Note 7 “Non-trading securities” for further information regarding these securities.

Short-term and long-term borrowings—

Short-term borrowings are defined as borrowings which are due on demand, which have a contractual maturity of one year or less at issuance date, or which have a longer contractual maturity but which contain features outside of Nomura’s control that allows the investor to demand redemption within one year from original issuance date. Short-term and long-term borrowings primarily consist of commercial paper, bank borrowings, and certain structured notes issued by Nomura and SPEs consolidated by Nomura, and financial liabilities recognized in transfers of financial assets which are accounted for as financings rather than sales under ASC 860 (“secured financing transactions”). Of these financial liabilities, certain structured notes and secured financing transactions are accounted for at fair value on a recurring basis through election of the fair value option. Other short and long-term borrowings are primarily carried at amortized cost.

Structured notes—

Structured notes are debt securities which contain embedded features (often meeting the accounting definition of a derivative) that alter the return to the investor from simply receiving a fixed or floating rate of interest to a return that depends upon some other variable(s) such as an equity or equity index, commodity price, foreign exchange rate, credit rating of a third party or more complex interest rate calculation.

All structured notes issued by Nomura on or after April 1, 2008 are carried at fair value on a recurring basis through election of the fair value option. This blanket election for structured notes is made primarily to mitigate the volatility in the consolidated statements of income caused by differences in the measurement basis for structured notes and the derivatives used to risk manage those positions and to generally simplify the accounting Nomura applies to these financial instruments.

Certain structured notes outstanding as of March 31, 2008 were already measured at fair value but others continue to be accounted for by Nomura by bifurcating the embedded derivative from the associated debt host contract. The embedded derivative is accounted for at fair value and the debt host contract is accounted for at amortized cost.

Changes in the fair value of structured notes elected for the fair value option and bifurcated embedded derivatives are reported within Revenue—Net gain on trading in the consolidated statements of income.

Income taxes—

Deferred tax assets and liabilities are recorded for the expected future tax consequences of tax loss carryforwards and temporary differences between the carrying amounts and the tax bases of assets and liabilities based upon enacted tax laws and tax rates. Nomura recognizes deferred tax assets to the extent it believes that it is more likely than not that a benefit will be realized. A valuation allowance is provided for tax benefits available to Nomura that are not deemed more likely than not to be realized.

Nomura recognizes and measures unrecognized tax benefits based on Nomura’s estimate of the likelihood, based on the technical merits, that tax positions will be sustained upon examination based on the facts and circumstances and information available at the end of each period. Nomura adjusts the level of unrecognized tax benefits when there is more information available, or when an event occurs requiring a change. The reassessment of unrecognized tax benefits could have a material impact on Nomura’s effective tax rate in the period in which it occurs.

Stock-based and other compensation awards—

Stock-based awards issued by Nomura to senior management and other employees are classified as either equity or liability awards depending on the terms of the award.

Stock-based awards such as Stock Acquisition Rights (“SARs”) which are expected to be settled by the delivery of the Company’s shares are classified as equity awards. For these awards, total compensation cost is generally fixed at the grant date and measured using the grant-date fair value of the award, net of any amount the employee is obligated to pay and estimated forfeitures.

Multi-Year Performance Deferral (“MYPD”) awards which contain certain performance conditions are also classified as equity awards because these are expected to result in the issuance of SARs.

Stock-based awards such as Notional Stock Units (“NSUs”) and Collared Notional Stock Units (“CSUs”) which are expected to be settled in cash are classified as liability awards. Other awards such as Notional Index Units (“NIUs”) which are linked to a world stock index quoted by Morgan Stanley Capital International and which are expected to be cash settled are also effectively classified as liability awards. Liability awards are remeasured to fair value at each balance sheet date, net of estimated forfeitures with the final measurement of cumulative compensation cost equal to the settlement amount.

For both equity and liability awards, fair value is determined either by using option pricing models, the market price of the Company’s shares or the price of the third party index, as appropriate. Compensation cost is recognized in the consolidated statements of income over the requisite service period, which generally is equal to the vesting period. For MYPD awards with performance conditions, compensation expense is also recognized over the requisite service period to the extent it is probable that the performance conditions will be met. Where an award has graded vesting, compensation expense is recognized using the accelerated recognition method.

See Note 16 “Deferred compensation plans” for further information regarding these types of awards.

Earnings per share—

The computation of basic earnings per share is based on the weighted average number of shares outstanding during the year. Diluted earnings per share reflects the assumed conversion of all dilutive securities based on the most advantageous conversion rate or exercise price available to the investors, and assuming conversion of convertible debt under the if-converted method.

Cash and cash equivalents—

Nomura defines cash and cash equivalents as cash on hand and demand deposits with banks.

Goodwill and intangible assets—

Goodwill is recognized upon completion of a business combination as the difference between the purchase price and the fair value of the net assets acquired. Subsequent to initial recognition, goodwill is not amortized but is tested for impairment at a reporting unit level during the fourth quarter of each fiscal year, or more frequently during interim periods if events or circumstances indicate there may be impairment. Nomura’s reporting units are at one level below its business segments.

Nomura tests goodwill of each separate reporting unit by initially qualitatively assessing whether events and circumstances indicate that it is more-likely-than-not (i.e. greater than 50%) that a reporting unit’s fair value is less than its carrying amount. If such assessment indicates fair value is not less than the carrying value, the reporting unit is deemed not to be impaired and no further analysis is required. If it is more-likely-than-not that the fair value of the reporting unit is below its carrying value, a quantitative two-step impairment test is then performed.

In the first step, the current estimated fair value of the reporting unit is compared with its carrying value, including goodwill. If the fair value is less than the carrying value, then a second step is performed. In the second step, the implied current fair value of the reporting unit’s goodwill is determined by comparing the fair value of the reporting unit to the fair value of the net assets of the reporting unit, as if the reporting unit were being acquired in a business combination. An impairment loss is recognized if the carrying value of goodwill exceeds its implied current fair value.

Intangible assets not subject to amortization are also tested for impairment on an individual asset basis during the fourth quarter of each fiscal year, or more frequently during interim periods if events or circumstances indicate there may be impairment. The current estimated fair value of the intangible asset is compared with its carrying value. An impairment loss is recognized if the carrying value of the intangible asset exceeds its estimated fair value. Intangible assets with finite lives are amortized over current estimated useful lives.

See Note 12 “Other assets—Other/Other liabilities” for further information regarding goodwill and intangible assets.

Nomura’s equity method investments are tested in their entirety for other-than-temporary impairment when there is an indication of impairment. The underlying assets associated with the equity method investments, including goodwill, are not tested separately for impairment.

Restructuring costs—

Costs associated with an exit activity are recognized at fair value in the period in which the liability is incurred. Such costs include one-time termination benefits provided to employees, costs to terminate certain contracts and costs to relocate employees. Termination benefits provided to employees as part of ongoing benefit arrangements are recognized as liabilities at the earlier of the date an appropriately detailed restructuring plan is approved by regional executive management or the terms of the involuntary terminations are communicated to employees potentially affected. Contractual termination benefits included in an employee’s contract of employment that is triggered by the occurrence of a specific event are recognized during the period in which it is probable that Nomura has incurred a liability and the amount of the liability can be reasonably estimated. A one-time termination benefit is established by a plan of termination that applies to a specified termination event and is recognized when an appropriately detailed restructuring plan is approved by regional executive management and the terms of the involuntary terminations are communicated to those employees potentially affected by the restructuring.

New accounting pronouncements adopted during the current year—

The following new accounting pronouncements relevant to Nomura have been adopted during the year ended March 31, 2013:

Goodwill impairment testing

In September 2011, the FASB issued amendments to ASC 350 “Intangibles—Goodwill and Other” (“ASC 350”) through issuance of ASU 2011-08 “Testing Goodwill for Impairment” (“ASU 2011-08”). These amendments simplify goodwill impairment testing by permitting an entity to initially assess qualitatively whether it is necessary to perform the quantitative two-step goodwill impairment test required by ASC 350. If an entity determines that it is not more-likely-than-not (i.e. greater than 50%) that a reporting unit’s fair value is less than its carrying amount, the quantitative test is not required, whereas prior guidance required the quantitative test at least on annual basis.

ASU 2011-08 is effective prospectively for goodwill impairment tests performed in fiscal years beginning after December 15, 2011 with early adoption permitted.

Nomura adopted ASU 2011-08 from April 1, 2012. Because the amendments only simplify when a quantitative test is required rather than change the quantitative test itself, these amendments have not had, and are not expected to have, a material impact on these consolidated financial statements.

Presentation of comprehensive income

In June 2011, the FASB issued amendments to ASC 220 “Comprehensive Income” (“ASC 220”) through issuance of ASU 2011-05 “Presentation of Comprehensive Income” (“ASU 2011-05”). These amendments revise the manner in which entities present comprehensive income in their financial statements. The amendments remove certain presentation options in ASC 220 and require entities to report components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements.

ASU 2011-05 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 with early adoption permitted.

In December 2011, the FASB issued ASU 2011-12 “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) which deferred certain aspects of ASU 2011-05.

Nomura adopted ASU 2011-05 from April 1, 2012 excluding those aspects that are deferred by ASU 2011-12. Because these amendments only change how comprehensive income is presented within these consolidated financial statements rather than changing whether an item must be reported in other comprehensive income or when an item of other comprehensive income is reclassified to earnings, these amendments have not had, and are not expected to have, a material impact on these consolidated financial statements.

Future accounting developments—

The following new accounting pronouncements relevant to Nomura will be adopted in future periods:

Testing indefinite-lived intangible assets for impairment

In July 2012, the FASB issued ASU 2012-02 “Testing Indefinite-Lived Intangible Assets for Impairment” (“ASU 2012-02”). These amendments simplify indefinite-lived intangible assets impairment testing by permitting an entity to initially assess qualitatively whether it is necessary to perform the current quantitative impairment test required by ASC 350. If an entity determines that it is not more-likely-than-not (i.e. greater than 50%) that an indefinite-lived intangible asset fair value is less than its carrying amount, the quantitative test is not required.

ASU 2012-02 is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted.

Nomura will adopt ASU 2012-02 from April 1, 2013. Because the amendments only simplify when a quantitative test is required rather than change the quantitative test itself, they are not expected to have a material impact on these consolidated financial statements.

Disclosures about offsetting assets and liabilities

In December 2011, the FASB issued amendments to ASC 210-20 “Balance Sheet—Offsetting” (“ASC 210-20”) through issuance of ASU 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”), and issued a related amendment in January 2013 through ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”). These amendments require an entity to disclose information about rights of offset and related arrangements to enable users of its financial statements to understand the effect or potential effect of those arrangements on its financial position.

ASU 2011-11 and ASU 2013-01 are effective for fiscal years, and interim periods within those years, beginning on or after January 1, 2013 with required disclosures made retrospectively for all comparative periods presented.

Nomura will adopt ASU 2011-11 and ASU 2013-01 from April 1, 2013. Because these amendments only require enhanced disclosures rather than change the guidance around when assets and liabilities can be offset, they are not expected to have a material impact on these consolidated financial statements.

Reporting of amounts reclassified out of accumulated other comprehensive income

In February 2013, the FASB issued amendments to ASC 220-10 “Comprehensive Income—Overall” through issuance of ASU 2013-02 “Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income” (“ASU 2013-02”). The amendments require an entity to disclose additional information about amounts reclassified out of accumulated other comprehensive income, including changes in accumulated other comprehensive income balances by component of accumulated other comprehensive income and information about significant items reclassified out of accumulated other comprehensive income. ASU 2013-02 supersedes the presentation requirements for reclassifications out of accumulated other comprehensive income in ASU 2011-05 and ASU 2011-12.

ASU 2013-02 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2012, with early adoption permitted.

Nomura will adopt ASU 2013-02 from April 1, 2013. Because these amendments only require changes in presentation and disclosure of amounts reclassified out of accumulated other comprehensive income rather than change the guidance regarding recognition of such amounts, they are not expected to have a material impact on these consolidated financial statements.

Release of cumulative translation adjustment amounts

In March 2013, the FASB issued amendments to ASC 810-10 “Consolidation—Overall” and ASC 830-30 “Foreign Currency Matters—Translation of Financial Statements” through issuance of ASU 2013-05 “Parent’s Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity” (“ASU 2013-05”). The amendments resolve diversity in practice about whether guidance in ASC 810 or ASC 830 applies to the release of cumulative translation adjustment (“CTA”) amounts into earnings when a parent sells part or all of its investment in a foreign entity (or no longer holds a controlling financial interest in a subsidiary).

ASU 2013-05 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2013 with early adoption permitted.

Nomura currently plans to adopt ASU 2013-05 from April 1, 2014 and is currently evaluating the potential impact it may have on these consolidated financial statements.

Determination of investment company status

In June 2013, the FASB issued amendments to ASC 946 through issuance of ASU 2013-08 “Amendments to the Scope, Measurement, and Disclosure Requirements” (“ASU 2013-08”). These amendments change the definition of an investment company, which is an entity that is required to measure its investments at fair value, including controlling financial interests in investees that are not investment companies. ASU 2013-08 also requires an investment company to measure noncontrolling ownership interests in other investment companies at fair value rather than using the equity method of accounting and also introduces certain additional disclosures, including information about financial support provided, or contractually required to be provided, by an investment company to any of its investees.

ASU 2013-08 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2013 with early adoption not permitted.

Nomura will adopt ASU 2013-08 from April 1, 2014 and is currently evaluating the potential impact it may have on these consolidated financial statements.

Fair value measurements	12 Months Ended
Mar. 31, 2013
Fair value measurements

2. Fair value measurements:

The fair value of financial instruments

A significant amount of Nomura’s financial instruments are carried at fair value. Financial assets carried at fair value on a recurring basis are reported in the consolidated balance sheets within Trading assets and private equity investments, Loans and receivables, Collateralized agreements and Other assets. Financial liabilities carried at fair value on a recurring basis are reported within Trading liabilities, Short-term borrowings, Payables and deposits, Collateralized financing, Long-term borrowings and Other liabilities.

Other financial assets and financial liabilities are measured at fair value on a nonrecurring basis, where the primary measurement basis is not fair value but where fair value is used in specific circumstances after initial recognition, such as to measure impairment.

In all cases, fair value is determined in accordance with ASC 820 which defines fair value as the amount that would be exchanged to sell a financial asset or transfer a financial liability in an orderly transaction between market participants at the measurement date. It assumes that the transaction occurs in Nomura’s principal market, or in the absence of the principal market, the most advantageous market for the relevant financial assets or financial liabilities.

Fair value is usually determined on an individual financial instrument basis consistent with the unit of account of the financial instrument. However, certain financial instruments managed on a portfolio basis are valued as a portfolio, namely based on the price that would be received to sell a net long position (i.e. a net financial asset) or transfer a net short position (i.e. a net financial liability) consistent with how market participants would price the net risk exposure at the measurement date.

Financial assets carried at fair value also include investments in certain funds where, as a practical expedient, fair value is determined on the basis of net asset value per share (“NAV per share”) if the NAV per share is calculated in accordance with certain industry standard principles.

Increases and decreases in the fair value of assets and liabilities will significantly impact Nomura’s position, performance, liquidity and capital resources. As explained below, valuation techniques applied contain inherent uncertainties and Nomura is unable to predict the accurate impact of future developments in the market. Where appropriate, Nomura uses economic hedging strategies to mitigate its risk, although these hedges are also subject to unpredictable movements in the market.

Valuation methodology for financial instruments carried at fair value on a recurring basis

The fair value of financial instruments is based on quoted market prices including market indices, broker or dealer quotations or an estimation by management of the expected exit price under current market conditions. Various financial instruments, including cash instruments and over-the-counter (“OTC”) contracts, have bid and offer prices that are observable in the market. These are measured at the point within the bid-offer range which best represents Nomura’s estimate of fair value. Where quoted market prices or broker or dealer quotations are not available, prices for similar instruments or valuation pricing models are considered in the determination of fair value.

Where quoted prices are available in active markets, no valuation adjustments are taken to modify the fair value of assets or liabilities marked using such prices. Other instruments may be measured using valuation techniques, such as valuation pricing models incorporating observable parameters, unobservable parameters or a combination of both. Valuation pricing models use parameters which would be considered by market participants in valuing similar financial instruments.

Valuation pricing models and their underlying assumptions impact the amount and timing of unrealized and realized gains and losses recognized, and the use of different valuation pricing models or underlying assumptions could produce different financial results. Valuation uncertainty results from a variety of factors, including the valuation technique or model selected, the quantitative assumptions used within the valuation model, the inputs into the model, as well as other factors. Valuation adjustments are used to reflect the assessment of this uncertainty. Common valuation adjustments include model reserves, credit adjustments, close-out adjustments, and other appropriate instrument-specific adjustments, such as those to reflect transfer or sale restrictions.

The level of adjustments is largely judgmental and is based on an assessment of the factors that management believe other market participants would use in determining the fair value of similar financial instruments. The type of adjustments taken, the methodology for the calculation of these adjustments, and the inputs for these calculations are reassessed periodically to reflect current market practice and the availability of new information.

For example, the fair value of certain financial instruments includes adjustments for credit risk; both with regards to counterparty credit risk on positions held and Nomura’s own creditworthiness on positions issued. Credit risk on financial assets is significantly mitigated by credit enhancements such as collateral and netting arrangements. Any net credit exposure is measured using available and applicable inputs for the relevant counterparty. The same approach is used to measure the credit exposure on Nomura’s financial liabilities as is used to measure counterparty credit risk on Nomura’s financial assets.

Such valuation pricing models are calibrated to the market on a regular basis and inputs used are adjusted for current market conditions and risks. The Global Model Validation Group (“MVG”) within Nomura’s Risk Management Department reviews pricing models and assesses model appropriateness and consistency independently of the front office. The model reviews consider a number of factors about a model’s suitability for valuation and sensitivity of a particular product. Valuation models are calibrated to the market on a periodic basis by comparison to observable market pricing, comparison with alternative models, and analysis of risk profiles.

As explained above, any changes in fixed income, equity, foreign exchange and commodity markets can impact Nomura’s estimates of fair value in the future, potentially affecting trading gains and losses. Where financial contracts have longer maturity dates, Nomura’s estimates of fair value may involve greater subjectivity due to the lack of transparent market data.

Fair value hierarchy

All financial instruments measured at fair value, including those carried at fair value using the fair value option, have been categorized into a three-level hierarchy (“fair value hierarchy”) based on the transparency of valuation inputs used by Nomura to estimate fair value. A financial instrument is classified in the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement of the financial instrument. The three levels of the fair value hierarchy are defined as follows, with Level 1 representing the most transparent inputs and Level 3 representing the least transparent inputs:

Level 1:

Unadjusted quoted prices for identical financial instruments in active markets accessible by Nomura at the measurement date.

Level 2:

Quoted prices in inactive markets or prices containing other inputs which are observable, either directly or indirectly. Valuation techniques using observable inputs reflect assumptions used by market participants in pricing financial instruments and are based on data obtained from independent market sources at the measurement date.

Level 3:

Unobservable inputs that are significant to the fair value measurement of the financial instrument. Valuation techniques using unobservable inputs reflect management’s assumptions about the estimates used by other market participants in valuing similar financial instruments. These valuation techniques are developed based on the best available information at the measurement date.

The availability of inputs observable in the market varies by product and can be affected by a variety of factors. Significant factors include, but are not restricted to the prevalence of similar products in the market, especially for customized products, how established the product is in the market, for example, whether it is a new product or is relatively mature, and the reliability of information provided in the market which would depend, for example, on the frequency and volume of current data. A period of significant change in the market may reduce the availability of observable data. Under such circumstances, financial instruments may be reclassified into a lower level in the fair value hierarchy.

Significant judgments used in determining the classification of financial instruments include the nature of the market in which the product would be traded, the underlying risks, the type and liquidity of market data inputs and the nature of observed transactions for similar instruments.

Where valuation models include the use of parameters which are less observable or unobservable in the market, significant management judgment is used in establishing fair value. The valuations for Level 3 financial instruments, therefore, involve a greater degree of judgment than those valuations for Level 1 or Level 2 financial instruments.

Certain criteria management use to determine whether a market is active or inactive include the number of transactions, the frequency that pricing is updated by other market participants, the variability of price quotes among market participants, and the amount of publicly available information.

The following tables present the amounts of Nomura’s financial instruments measured at fair value on a recurring basis as of March 31, 2012 and 2013 within the fair value hierarchy.

	Billions of yen
	March 31, 2012
	Level 1	Level 2	Level 3	Counterparty and Cash Collateral Netting(1)	Balance as of March 31, 2012
Assets:
Trading assets and private equity investments(2)
Equities(3)	¥745	¥1,194	¥125	¥—	¥2,064
Private equity investments(3)	—	—	202	—	202
Japanese government securities	2,143	—	—	—	2,143
Japanese agency and municipal securities	—	151	10	—	161
Foreign government, agency and municipal securities	3,072	1,185	37	—	4,294
Bank and corporate debt securities and loans for trading purposes	—	1,276	62	—	1,338
Commercial mortgage-backed securities (“CMBS”)	—	135	8	—	143
Residential mortgage-backed securities (“RMBS”)	—	2,010	5	—	2,015
Real estate-backed securities	—	1	91	—	92
Collateralized debt obligations (“CDO”) and other(4)	—	103	20	—	123
Investment trust funds and other	95	85	9	—	189

Total trading assets and private equity investments	6,055	6,140	569	—	12,764

Derivative assets(5)
Equity contracts	584	937	82	—	1,603
Interest rate contracts	14	18,850	57	—	18,921
Credit contracts	0	1,650	214	—	1,864
Foreign exchange contracts	0	1,229	131	—	1,360
Commodity contracts	1	3	0	—	4
Netting	—	—	—	(22,392)	(22,392)

Total derivative assets	599	22,669	484	(22,392)	1,360

Subtotal	¥6,654	¥28,809	¥1,053	¥(22,392)	¥14,124

Loans and receivables(6)	—	447	11	—	458
Collateralized agreements(7)	—	752	—	—	752
Other assets
Non-trading debt securities	680	177	6	—	863
Other(3)	216	6	72	—	294

Total	¥7,550	¥30,191	¥1,142	¥(22,392)	¥16,491

Liabilities:
Trading liabilities
Equities	¥579	¥413	¥0	¥—	¥992
Japanese government securities	2,624	—	—	—	2,624
Foreign government, agency and municipal securities	1,800	490	—	—	2,290
Bank and corporate debt securities	—	233	1	—	234
Commercial mortgage-backed securities (“CMBS”)	—	1	—	—	1
Residential mortgage-backed securities (“RMBS”)	—	0	—	—	0
Collateralized debt obligations (“CDO”) and other(4)	—	0	—	—	0
Investment trust funds and other	43	3	—	—	46

Total trading liabilities	5,046	1,140	1	—	6,187

Derivative liabilities(5)
Equity contracts	617	1,016	68	—	1,701
Interest rate contracts	12	18,708	96	—	18,816
Credit contracts	0	1,727	225	—	1,952
Foreign exchange contracts	0	1,297	113	—	1,410
Commodity contracts	1	4	0	—	5
Netting	—	—	—	(22,576)	(22,576)

Total derivative liabilities	630	22,752	502	(22,576)	1,308

Subtotal	¥5,676	¥23,892	¥503	¥(22,576)	¥7,495

Short-term borrowings(8)	—	153	0	—	153
Payables and deposits(9)	—	0	(0)	—	(0)
Collateralized financing(7)	—	307	—	—	307
Long-term borrowings(8)(10)(11)	154	1,549	(13)	—	1,690
Other liabilities(12)	93	4	—	—	97

Total	¥5,923	¥25,905	¥490	¥(22,576)	¥9,742

	Billions of yen
	March 31, 2013
	Level 1	Level 2	Level 3	Counterparty and Cash Collateral Netting(1)	Balance as of March 31, 2013
Assets:
Trading assets and private equity investments(2)
Equities(3)	¥1,008	¥720	¥129	¥—	¥1,857
Private equity investments(3)	—	—	87	—	87
Japanese government securities	3,331	—	—	—	3,331
Japanese agency and municipal securities	—	72	0	—	72
Foreign government, agency and municipal securities	3,574	1,466	91	—	5,131
Bank and corporate debt securities and loans for trading purposes	—	1,375	69	—	1,444
Commercial mortgage-backed securities (“CMBS”)	—	161	6	—	167
Residential mortgage-backed securities (“RMBS”)	—	2,720	4	—	2,724
Real estate-backed securities	—	—	68	—	68
Collateralized debt obligations (“CDO”) and other(4)	—	138	12	—	150
Investment trust funds and other	144	45	13	—	202

Total trading assets and private equity investments	8,057	6,697	479	—	15,233

Derivative assets(5)
Equity contracts	723	1,058	76	—	1,857
Interest rate contracts	4	21,621	148	—	21,773
Credit contracts	0	1,706	133	—	1,839
Foreign exchange contracts	—	2,094	11	—	2,105
Commodity contracts	1	0	0	—	1
Netting	—	—	—	(25,684)	(25,684)

Total derivative assets	728	26,479	368	(25,684)	1,891

Subtotal	¥8,785	¥33,176	¥847	¥(25,684)	¥17,124

Loans and receivables(6)	—	521	3	—	524
Collateralized agreements(7)	—	998	—	—	998
Other assets
Non-trading debt securities	409	508	4	—	921
Other(3)	172	15	60	—	247

Total	¥9,366	¥35,218	¥914	¥(25,684)	¥19,814

Liabilities:
Trading liabilities
Equities	¥922	¥87	¥0	¥—	¥1,009
Japanese government securities	2,151	—	—	—	2,151
Japanese agency and municipal securities	—	0	—	—	0
Foreign government, agency and municipal securities	2,627	477	—	—	3,104
Bank and corporate debt securities	—	288	0	—	288
Commercial mortgage-backed securities (“CMBS”)	—	1	—	—	1
Residential mortgage-backed securities (“RMBS”)	—	1	—	—	1
Investment trust funds and other	40	12	—	—	52

Total trading liabilities	5,740	866	0	—	6,606

Derivative liabilities(5)
Equity contracts	827	1,118	71	—	2,016
Interest rate contracts	2	21,312	202	—	21,516
Credit contracts	0	1,871	108	—	1,979
Foreign exchange contracts	0	1,994	14	—	2,008
Commodity contracts	1	1	0	—	2
Netting	—	—	—	(25,636)	(25,636)

Total derivative liabilities	830	26,296	395	(25,636)	1,885

Subtotal	¥6,570	¥27,162	¥395	¥(25,636)	¥8,491

Short-term borrowings(8)	—	73	4	—	77
Payables and deposits(9)	—	0	1	—	1
Collateralized financing(7)	—	265	—	—	265
Long-term borrowings(8)(10)(11)	114	1,263	222	—	1,599
Other liabilities(12)	39	11	0	—	50

Total	¥6,723	¥28,774	¥622	¥(25,636)	¥10,483

(1)	Represents the amount offset under counterparty netting of derivative assets and liabilities as well as cash collateral netting against net derivatives.
(2)	Includes investments in certain funds measured at fair value on the basis of NAV per share as a practical expedient.
(3)	Includes equity investments that would have been accounted for under the equity method had Nomura not chosen to elect the fair value option.
(4)	Includes collateralized loan obligations (“CLO”) and asset-backed securities (“ABS”) such as those secured on credit card loans, auto loans and student loans.
(5)	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rate contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment rates. Credit contracts include credit default swaps as well as derivatives referencing corporate and government debt securities.
(6)	Includes loans for which the fair value option is elected.
(7)	Includes collateralized agreements or collateralized financing for which the fair value option is elected.
(8)	Includes structured notes for which the fair value option is elected.
(9)	Includes embedded derivatives bifurcated from deposits received at banks. If unrealized gains are greater than unrealized losses, deposits are reduced by the excess amount.
(10)	Includes embedded derivatives bifurcated from issued structured notes. If unrealized gains are greater than unrealized losses, borrowings are reduced by the excess amount.
(11)	Includes liabilities recognized from secured financing transactions that are accounted for as financings rather than sales. Nomura elected the fair value option for these liabilities.
(12)	Includes loan commitments for which the fair value option is elected.

Valuation techniques by major class of financial instrument

The valuation techniques used by Nomura to estimate fair value for major classes of financial instruments, together with the significant inputs which determine classification in the fair value hierarchy, are as follows.

Equities and equity securities reported within Other assets—Equities and equity securities reported within Other assets include direct holdings of both listed and unlisted equity securities, and fund investments. Listed equity securities are valued using quoted prices for identical securities from active markets where available. These valuations should be in line with market practice and therefore can be based on bid/offer prices as applicable or mid-market prices. Nomura determines whether the market is active depending on the sufficiency and frequency of trading activity. Where these securities are classified in Level 1 of the fair value hierarchy, no valuation adjustments are made to fair value. Listed equity securities traded in inactive markets are also generally valued using the exchange price and are classified in Level 2. Whilst rare in practice, Nomura may apply a discount or liquidity adjustment to the exchange price of a listed equity security traded in an inactive market if the exchange price is not considered to be an appropriate representation of fair value. These adjustments are determined by individual security and are not determined or influenced by the size of holding. The amount of such adjustments made to listed equity securities traded in inactive markets was ¥nil as of March 31, 2012 and 2013. Unlisted equity securities are valued using the same methodology as private equity investments described below and are usually classified in Level 3 because significant valuation inputs such as yields and liquidity discounts are unobservable. As a practical expedient, fund investments are generally valued using NAV per share where available. Publicly traded mutual funds which are valued using a daily NAV per share are classified in Level 1. Investments in funds where Nomura has the ability to redeem its investment with the investee at NAV per share as of the balance sheet date or within the near term are classified as Level 2. Investments in funds where Nomura does not have the ability to redeem in the near term or does not know when it can redeem are classified in Level 3. The Direct Capitalization Method (“DCM”) is used as a valuation technique for certain equity investments in real estate funds, with net operating income used as a measure of financial performance which is then applied to a capitalization rate dependent on the characteristics of the underlying real estate. Equity investments which are valued using DCM valuation techniques are generally classified in Level 3 since observable market capitalization rates are usually not available for identical or sufficiently similar real estate to that held within the real estate funds being valued. Nomura refined the fair value measurement of certain investments in unlisted equity securities reported within Other assets during the year ended March 31, 2013.

Private equity investments—The valuation of unlisted private equity investments requires significant management judgment because the investments, by their nature, have little or no price transparency. Private equity investments are initially carried at cost as an approximation of fair value. Adjustments to carrying value are made if there is third party evidence of a change in value. Adjustments are also made, in the absence of third party transactions, if it is determined that the expected exit price of the investment is different from carrying value. In reaching that determination, Nomura primarily uses either a discounted cash flow (“DCF”) or market multiple valuation technique. A DCF valuation technique incorporates estimated future cash flows to be generated from the underlying investee, as adjusted for an appropriate growth rate discounted at a weighted average cost of capital (“WACC”). Market multiple valuation techniques include comparables such as Enterprise Value/earnings before interest, taxes, depreciation and amortization (“EV/EBITDA”) ratios, Price/Earnings (“PE”) ratios, Price/Book ratios, Price/Embedded Value ratios and other multiples based on relationships between numbers reported in the financial statements of the investee and the price of comparable companies. A liquidity discount may also be applied to either a DCF or market multiple valuation to reflect the specific characteristics of the investee. Where possible these valuations are compared with the operating cash flows and financial performance of the investee or properties relative to budgets or projections, price/earnings data for similar quoted companies, trends within sectors and/or regions and any specific rights or terms associated with the investment, such as conversion features and liquidation preferences. Private equity investments are generally classified in Level 3 since the valuation inputs such as those mentioned above are usually unobservable.

Government, agency and municipal securities—Japanese and other G7 government securities are valued using quoted market prices, executable broker or dealer quotations, or alternative pricing sources. These securities are traded in active markets and therefore are classified within Level 1 of the fair value hierarchy. Non-G7 government securities, agency securities and municipal securities are valued using similar pricing sources but are generally classified in Level 2 as they are traded in inactive markets. Certain non-G7 securities may be classified in Level 1 because they trade in active markets. Certain securities may be classified in Level 3 because they trade infrequently and there is not sufficient information from comparable securities to classify them in Level 2. These are valued using DCF valuation techniques which include significant unobservable inputs such as credit spreads of the issuer.

Bank and corporate debt securities—The fair value of bank and corporate debt securities is primarily determined using DCF valuation techniques but also using broker or dealer quotations and recent market transactions of identical or similar debt securities, if available. Consideration is given to the nature of the broker and dealer quotations, namely whether these are indicative or executable, the number of available quotations and how these quotations compare to any available recent market activity or alternative pricing sources. The significant valuation inputs used for DCF valuations are yield curves, asset swap spreads, recovery rates and credit spreads of the issuer. Bank and corporate debt securities are generally classified in Level 2 of the fair value hierarchy because these valuation inputs are usually observable or market-corroborated. Certain bank and corporate debt securities will be classified in Level 3 because they are traded infrequently and there is insufficient information from comparable securities to classify them in Level 2, or credit spreads of the issuer used in DCF valuations are unobservable.

Commercial mortgage-backed securities (“CMBS”) and Residential mortgage-backed securities (“RMBS”)—The fair value of CMBS and RMBS is primarily determined using DCF valuation techniques but also using broker or dealer quotations and recent market transactions of identical or similar securities, if available. Consideration is given to the nature of the broker and dealer quotations, namely whether these are indicative or executable, the number of available quotations and how these quotations compare to any available recent market activity or alternative pricing sources. The significant valuation inputs include yields, prepayment rates, default probabilities and loss severities. CMBS and RMBS securities are generally classified in Level 2 because these valuation inputs are observable or market-corroborated. Certain CMBS and RMBS positions will be classified in Level 3 because they are traded infrequently and there is insufficient information from comparable securities to classify them in Level 2, or one or more of the significant valuation inputs used in DCF valuations are unobservable.

Real estate-backed securities—The fair value of real estate-backed securities is estimated using broker or dealer quotations, recent market transactions or by reference to a comparable market index. Consideration is given to the nature of the broker and dealer quotations, namely whether these are indicative or executable, the number of available quotations and how these quotations compare to any available recent market activity or alternative pricing sources. Where all significant inputs are observable, the securities will be classified in Level 2. For certain securities, no direct pricing sources or comparable securities or indices may be available. These securities are valued using DCF or DCM valuation techniques and are classified in Level 3 as the valuation includes significant unobservable valuation inputs such as yields, prepayment rates, default probabilities, loss severities and capitalization rates.

Collateralized debt obligations (“CDO”) and other—The fair value of CDOs is primarily determined using DCF valuation techniques but also using broker or dealer quotations and recent market transactions of identical or similar securities, if available. Consideration is given to the nature of the broker and dealer quotations, namely whether these are indicative or executable, the number of available quotations and how these quotations compare to any available recent market activity or alternative pricing sources. The significant valuation inputs used include market spread data for each credit rating, prepayment rates, default probabilities and loss severities. CDOs are generally classified in Level 2 of the fair value hierarchy because these valuation inputs are observable or market-corroborated. CDOs will be classified in Level 3 where one or more of the significant valuation inputs used in the DCF valuations are unobservable.

Investment trust funds and other—Investment trust funds are generally valued using NAV per share. Publicly traded funds which are valued using a daily NAV per share are classified in Level 1. For funds that are not publicly traded but Nomura has the ability to redeem its investment with the investee at NAV per share on the balance sheet date or within the near term, the investments are classified in Level 2. Investments where Nomura does not have the ability to redeem in the near term or does not know when it can redeem are classified in Level 3. The fair value of certain other investments reported within Investment trust funds and other is determined using DCF valuation techniques. These investments are classified in Level 3 as the valuation includes significant unobservable valuation inputs such as credit spreads of issuer and correlation.

Derivatives—Equity contracts—Nomura enters into both exchange-traded and OTC equity derivative transactions such as index and equity options, equity basket options and index and equity swaps. The fair value of exchange-traded equity derivatives is primarily determined using an unadjusted exchange price. These derivatives are generally traded in active markets and therefore are classified in Level 1 of the fair value hierarchy. Where these derivatives are not valued at the exchange price due to timing differences, these are classified in Level 2. The fair value of OTC equity derivatives is determined through option models such as Black-Scholes and Monte Carlo simulation. The significant valuation inputs used include equity prices, dividend yields, volatilities and correlations. Valuation adjustments are also made to model valuations in order to reflect counterparty credit risk on derivative assets and Nomura’s own creditworthiness on derivative liabilities. OTC equity derivatives are generally classified in Level 2 because all significant valuation inputs and adjustments are observable or market-corroborated. Certain longer-dated or more complex equity derivatives are classified in Level 3 where dividend yield, volatility or correlation valuation inputs are significant and unobservable.

Derivatives—Interest rate contracts—Nomura enters into both exchange-traded and OTC interest rate derivative transactions such as interest rate swaps, currency swaps, interest rate options, forward rate agreements, swaptions, caps and floors. The fair value of exchange-traded interest rate derivatives is primarily determined using an unadjusted exchange price. These derivatives are traded in active markets and therefore are classified in Level 1 of the fair value hierarchy. Where these derivatives are not valued at the exchange price due to timing differences, they are classified in Level 2. The fair value of OTC interest rate derivatives is determined through DCF valuation techniques as well as option models such as Black-Scholes and Monte Carlo simulation. The significant valuation inputs used include interest rates, forward foreign exchange (“FX”) rates, volatilities and correlations. Valuation adjustments are also made to model valuations in order to reflect counterparty credit risk on derivative assets and Nomura’s own creditworthiness on derivative liabilities. OTC interest rate derivatives are generally classified in Level 2 because all significant valuation inputs and adjustments are observable or market-corroborated. Certain longer-dated or more complex OTC interest rate derivatives are classified in Level 3 where forward FX rate, interest rate, volatility or correlation valuation inputs are significant and unobservable.

Derivatives—Credit contracts—Nomura enters into OTC credit derivative transactions such as credit default swaps and credit options on single names, indices or baskets of assets. The fair value of OTC credit derivatives is determined through DCF valuation techniques as well as option models such as Black-Scholes and Monte Carlo simulation. The significant valuation inputs used include interest rates, credit spreads, recovery rates, default probabilities, volatilities and correlations. Valuation adjustments are also made to model valuations in order to reflect counterparty credit risk on derivative assets and Nomura’s own creditworthiness on derivative liabilities. OTC credit derivatives are generally classified in Level 2 of the fair value hierarchy because all significant valuation inputs and adjustments are observable or market-corroborated. Certain longer-dated or more complex OTC credit derivatives are classified in Level 3 where credit spread, recovery rate, volatility or correlation valuation inputs are significant and unobservable.

Derivatives—Foreign exchange contracts—Nomura enters into both exchange-traded and OTC foreign exchange derivative transactions such as foreign exchange forwards and currency options. The fair value of exchange-traded foreign exchange derivatives is primarily determined using an unadjusted exchange price. These derivatives are traded in active markets and therefore are classified in Level 1 of the fair value hierarchy. Where these derivatives are not valued at the exchange price due to timing differences, they are classified in Level 2. The fair value of OTC foreign exchange derivatives is determined through DCF valuation techniques as well as option models such as Black-Scholes and Monte Carlo simulation. The significant valuation inputs used include interest rates, forward FX rates, spot FX rates and volatilities. Valuation adjustments are also made to model valuations in order to reflect counterparty credit risk on derivative assets and Nomura’s own creditworthiness on derivative liabilities. OTC foreign exchange derivatives are generally classified in Level 2 because all significant valuation inputs and adjustments are observable or market-corroborated. Certain longer-dated foreign exchange derivatives are classified in Level 3 where forward FX rate or volatility valuation inputs are significant and unobservable.

Derivatives—Commodity contracts—Nomura enters into OTC commodity derivative transactions such as commodity swaps, commodity forwards and commodity options. The fair value of OTC commodity derivatives is determined through DCF valuation techniques as well as option models such as Black-Scholes and Monte Carlo simulation. The significant valuation inputs used include commodity prices, interest rates, volatilities and correlations. Valuation adjustments are also made to model valuations in order to reflect counterparty credit risk on derivative assets and Nomura’s own creditworthiness on derivative liabilities. OTC commodity derivatives are generally classified in Level 2 of the fair value hierarchy because these valuation inputs and adjustments are observable or market-corroborated.

During the year ended March 31, 2012, Nomura began using the Overnight Indexed Swap (“OIS”) curve rather than the London Interbank Offered Rate (“LIBOR”) curve to estimate the fair value of certain collateralized derivative contracts. During the quarter ended December 31, 2012, Nomura further refined this valuation methodology to incorporate additional features of the collateral. Nomura believes the changes introduced are more representative of how market participants in the principal market for these derivatives would determine fair value. The impact of this change on the fair value measurements applied to these derivatives was a loss of ¥11 billion during the period through to March 31, 2013. As part of its continuous review of the valuation methodologies applied by market participants, Nomura may further refine its valuation methodology of derivatives in future periods.

Loans—The fair value of loans carried at fair value either as trading assets or through election of the fair value option is primarily determined using DCF valuation techniques as quoted prices are typically not available. The significant valuation inputs used are similar to those used in the valuation of corporate debt securities described above. Loans are generally classified in Level 2 of the fair value hierarchy because all significant valuation inputs are observable. Certain loans, however, are classified in Level 3 because they are traded infrequently and there is not sufficient information from comparable securities to classify them as Level 2 or credit spreads of the issuer used in DCF valuations are significant and unobservable.

Collateralized agreements and Collateralized financing—The primary types of collateralized agreement and financing transactions carried at fair value are resale and repurchase agreements elected for the fair value option. The fair value of these financial instruments is primarily determined using DCF valuation techniques. The significant valuation inputs used include interest rates and collateral funding spreads such as general collateral or special rates. Resale and repurchase agreements are generally classified in Level 2 of the fair value hierarchy because these valuation inputs are usually observable.

Non-trading debt securities—These are debt securities held by certain non-trading subsidiaries in the group and are valued and classified in the fair value hierarchy using the same valuation techniques used for other debt securities classified as government, agency and municipal bonds and bank and corporate debt securities described above.

Short-term and long-term borrowings (“Structured notes”)—Structured notes are debt securities issued by Nomura or by consolidated variable interest entities (“VIEs”) which contain embedded features that alter the return to the investor from simply receiving a fixed or floating rate of interest to a return that depends upon some other variables, such as an equity or equity index, commodity price, foreign exchange rate, credit rating of a third party or a more complex interest rate (i.e., an embedded derivative). The fair value of structured notes is estimated using a quoted price in an active market for the identical liability if available, and where not available, using a mixture of valuation techniques that use the quoted price of the identical liability when traded as an asset, quoted prices for similar liabilities, similar liabilities when traded as assets, or an internal model which combines DCF valuation techniques and option pricing models, depending on the nature of the embedded features within the structured note. Where an internal model is used, Nomura estimates the fair value of both the underlying debt instrument and the embedded derivative components. The significant valuation inputs used to estimate the fair value of the debt instrument component include yield curves and prepayment rates. The significant valuation inputs used to estimate the fair value of the embedded derivative component are the same as those used for the relevant type of freestanding OTC derivative discussed above. A valuation adjustment is also made to the entire structured note in order to reflect Nomura’s own creditworthiness. To reflect Nomura’s own creditworthiness, the fair value of structured notes includes an adjustment of ¥37 billion and ¥8 billion as of March 31, 2012 and 2013, respectively. This adjustment is determined based on recent observable secondary market transactions and executable broker quotes involving Nomura debt instruments and is therefore typically treated as a Level 2 valuation input. Structured notes are generally classified in Level 2 of the fair value hierarchy as all significant valuation inputs and adjustments are observable. Where any unobservable inputs are significant, such as volatilities and correlations used to estimate the fair value of the embedded derivative component, structured notes are classified in Level 3.

Long-term borrowings (“Secured financing transactions”)—Secured financing transactions are liabilities recognized when a transfer of a financial asset does not meet the criteria for sales accounting under ASC 860 and therefore the transaction is accounted for as a secured borrowing. These liabilities are valued using the same valuation techniques that are applied to the transferred financial assets which remain on the consolidated balance sheets and are therefore classified in the same level in the fair value hierarchy as the transferred financial assets. These liabilities do not provide general recourse to Nomura and therefore no adjustment is made to reflect Nomura’s own creditworthiness.

Valuation processes

In order to ensure the appropriateness of any fair value measurement of a financial instrument used within these consolidated financial statements, including those classified as Level 3 within the fair value hierarchy, Nomura operates a governance framework which mandates determination or validation of a fair value measurement by control and support functions independent of the trading businesses assuming the risk of the financial instrument. Such functions within Nomura with direct responsibility for either defining, implementing or maintaining valuation policies and procedures are as follows:

•

The Product Control Valuations Group (“PCVG”) within Nomura’s Finance Department has primary responsibility for determining and implementing valuation policies and procedures in connection with determination of fair value measurements. In particular, this group will ensure that valuation policies are documented for each type of financial instrument in accordance with U.S. GAAP. While it is the responsibility of market makers and investment professionals in our trading businesses to price financial instruments, the PCVG are responsible for independently verifying or validating these prices. In the event of a difference in opinion or where the estimate of fair value requires judgment, the valuation used within these consolidated financial statements is made by senior managers independent of the trading businesses. This group reports to the Global Head of Product Control and ultimately to the Chief Financial Officer (“CFO”);

•

The Accounting Policy Group within Nomura’s Finance Department defines the group’s accounting policies and procedures in accordance with U.S. GAAP, including those associated with determination of fair value under ASC 820 and other relevant U.S. GAAP pronouncements. This group reports to the Global Head of Accounting Policy and ultimately to the CFO; and

•

The MVG within Nomura’s Risk Management Department validates the appropriateness and consistency of pricing models used to determine fair value measurements independently of those who design and build the models. This group reports to the Global Head of Market and Quantitative Risk.

The fundamental components of this governance framework over valuation processes within Nomura particularly as it relates to Level 3 financial instruments are the procedures in place for independent price verification, pricing model validation and revenue substantiation.

Independent price verification processes

The key objective of the independent price verification processes within Nomura is to verify the appropriateness of fair value measurements applied to all financial instruments within Nomura. In applying these control processes, observable inputs are used whenever possible and when unobservable inputs are necessary, the processes seek to ensure the valuation technique and inputs are appropriate, reasonable and consistently applied.

The independent price verification processes aim to verify the fair value of all positions to external levels on a regular basis. The process will involve obtaining data such as trades, marks and prices from internal and external sources and examining the impact of marking the internal positions at the external prices. Margin disputes within the collateral process will also be investigated to determine if there is any impact on valuations.

Where third-party pricing information sourced from brokers, dealers and consensus pricing services is used as part of the price verification process, consideration is given as to whether that information reflects actual recent market transactions or prices at which transactions involving identical or similar financial instruments are currently executable. If such transactions or prices are not available, the financial instrument will generally be classified as Level 3.

Where there is a lack of observable market information around the inputs used in a fair value measurement, then the PCVG and the MVG will assess the inputs used for reasonableness considering available information including comparable products, surfaces, curves and past trades. Additional valuation adjustments may be taken for the uncertainty in the inputs used, such as correlation and where appropriate trading desks may be asked to execute trades to evidence market levels.

Model review and validation

For more complex financial instruments pricing models are used to determine fair value measurements. The MVG performs an independent model approval process which incorporates a review of the model assumptions across a diverse set of parameters. Considerations include:

•	Scope of the model (different financial instruments may require different but consistent pricing approaches);

•	Mathematical and financial assumptions;

•	Full or partial independent benchmarking along with boundary and stability tests, numerical convergence, calibration quality and stability;

•	Model integration within Nomura’s trading and risk systems;

•	Calculation of risk numbers and risk reporting; and

•	Hedging strategies/practical use of the model.

New models are reviewed and approved by the MVG. The frequency of subsequent reviews is generally based on the model risk rating and the materiality of usage of the model with more frequent review where warranted by market conditions.

Revenue substantiation

Nomura’s Product Control function also ensures adherence to Nomura’s valuation policies through daily and periodic analytical review of net revenues. This process involves substantiating revenue amounts through explanations and attribution of revenue sources based on the underlying factors such as interest rates, credit spreads, volatility, foreign exchange rates etc. In combination with the independent price verification processes, this daily, weekly, monthly and quarterly review substantiates the revenues made while helping to identify and resolve potential booking, pricing or risk quantification issues.

Level 3 financial instruments

As described above, the valuation of Level 3 financial assets and liabilities is dependent on certain significant inputs which cannot be observed in the market. Common characteristics of an inactive market include a low number of transactions of the financial instrument, stale or non-current price quotes, price quotes that vary substantially either over time or among market makers, non-executable broker quotes or little publicly released information.

If corroborative evidence is not available to value Level 3 financial instruments, fair value may be established using other equivalent products in the market. The level of correlation between the specific Level 3 financial instrument and the available benchmark instrument is considered as an unobservable parameter. Other techniques for determining an appropriate value for unobservable parameters may consider information such as consensus pricing data among certain market participants, historical trends, extrapolation from observable market data and other information Nomura would expect market participants to use in valuing similar instruments.

Use of reasonably possible alternative input assumptions to value Level 3 financial instruments will significantly influence fair value determination. Ultimately, the uncertainties described above about input assumptions imply that the fair value of Level 3 financial instruments is a judgmental estimate. The specific valuation for each instrument is based on management’s judgment of prevailing market conditions, in accordance with Nomura’s established valuation policies and procedures.

Quantitative information regarding significant unobservable inputs and assumptions

The following tables present information about the significant unobservable inputs and assumptions used by Nomura for financial instruments classified as Level 3 as of March 31, 2012 and 2013. These financial instruments will also typically include observable valuation inputs (i.e. Level 1 or Level 2 valuation inputs) which are not included in the table and are also often hedged using financial instruments which are classified in Level 1 or Level 2 of the fair value hierarchy.

	March 31, 2012
Financial Instrument	Fair value in billions of yen	Valuation technique(s)	Significant unobservable inputs	Range of valuation inputs(1)
Assets:
Trading assets and private equity investments

Equities	¥125	DCF	Credit spreads Liquidity discounts	6.5 – 7.5% 20.0 – 30.0%

		Market multiples	PE ratios Price/Book ratios Liquidity discounts	12.2 x 1.7 x 20.0%

		DCM	Capitalization rates	5.2 – 6.5%

Private equity investments	202	DCF	WACC Growth rates Operating margins Liquidity discounts	6.8 – 12.0% 0.0 – 2.0% 23.0% 0.0 – 30.0%

		Market multiples	EV/EBITDA ratios PE ratios Price/Book ratios Price/Embedded values Liquidity discounts	4.3 – 12.6 x 12.9 x 0.5 – 0.7 x 0.5 x 0.0 – 50.0%

Japanese agency and municipal securities	10	DCF	Credit spreads	0.1%

Foreign government, agency and municipal securities	37	DCF	Credit spreads	0.6 – 17.0%

Bank and corporate debt securities and loans for trading purposes	62	DCF	Credit spreads	0.4 – 25.6%

Commercial mortgage-backed securities (“CMBS”)	8	DCF	Yields Prepayment rates Default probabilities Loss severities	3.0 – 24.5% 0.0 – 25.0% 0.0 – 60.0% 0.0 – 50.0%

Residential mortgage-backed securities (“RMBS”)	5	DCF	Yields Prepayment rates Default probabilities Loss severities	1.6 – 30.0% 1.0 – 5.0% 2.0 – 4.0% 20.0 – 40.0%

Real estate-backed securities	91	DCF	Yields Default probabilities Loss severities	4.0 – 15.0% 24.0 – 65.0% 80.0 – 100.0%

		DCM	Capitalization rates	6.7 – 11.4%

Collateralized debt obligations (“CDO”) and other	20	DCF	Yields Prepayment rates Default probabilities Loss severities	12.0 – 30.0% 0.0 – 15.0% 1.5 – 3.0% 30.0 – 60.0%

Investment trust funds and other	9	DCF	Credit spreads Correlations	0.0 – 13.6% 0.50 – 0.70

Derivatives, net:
Equity contracts	14	Option models	Dividend yield Volatilities Correlations	0.1 – 13.5% 12.1 – 65.1% (0.95) – 0.94

Interest rate contracts	(39)	DCF	Forward FX rates Interest rates Volatilities Correlations	53.2 – 105.4 0.8 – 4.7% 5.5 – 121.0% (0.55) – 1.00

Credit contracts	(11)	DCF	Credit spreads Recovery rates Volatilities Correlations	1.3 – 1,912.4 bps 5.0 – 52.0% 10.0 – 75.0% 0.11 – 1.00

Foreign exchange contracts	18	Option models	Volatilities	10.0 – 18.5%

		DCF	Forward FX rates	2.5 – 11,052.0

Loans and receivables	11	DCF	Credit spreads	3.0 – 15.0%

Other assets
Non-trading debt securities	6	DCF	Credit spreads	0.6 – 2.0%

Other(3)	72	DCF	WACC	6.8 – 9.3%
			Growth rates	0.0%

		Market multiples	PE ratios Price/Book ratios Liquidity discounts	12.9 x 0.5 x 25.0%

Liabilities:
Long-term borrowings	¥(13)	DCF	Yields Prepayment rates Default probabilities Loss severities Volatilities Correlations	22.0 – 67.0% 15.0% 2.0 – 6.0% 30.0 – 60.0% 5.5 – 118.5% (0.76) – 1.00

	March 31, 2013
Financial Instrument	Fair value in billions of yen	Valuation technique(s)	Significant unobservable inputs	Range of valuation inputs(1)	Weighted Average(2)
Assets:
Trading assets and private equity investments

Equities	¥129	DCF	Yields Liquidity discounts	7.6% 25.0 – 38.0%	7.6% 35.4%

		DCM	Capitalization rates	5.2 – 6.7%	6.3%

Private equity investments	87	DCF	WACC Growth rates Liquidity discounts	6.8% 0.0% 25.0%	6.8% 0.0% 25.0%

		Market multiples	EV/EBITDA ratios PE ratios Price/Book ratios Price/Embedded values Liquidity discounts	3.7 – 11.3 x 7.7 x 0.4 x 0.4 x 0.0 – 33.0%	11.0 x 7.7 x 0.4 x 0.4 x 25.8%

Foreign government, agency and municipal securities	91	DCF	Credit spreads	0.0 – 6.5%	0.7%

Bank and corporate debt securities and loans for trading purposes	69	DCF	Credit spreads Recovery rates	0.0 – 24.2% 0.1 – 36.4%	2.6% 28.1%

Commercial mortgage-backed securities (“CMBS”)	6	DCF	Yields Default probabilities Loss severities	0.0 – 25.0% 100.0% 0.0 – 80.0%	8.0% 100.0% 0.3%

Residential mortgage-backed securities (“RMBS”)	4	DCF	Yields Prepayment rates Default probabilities Loss severities	0.0 – 40.0% 0.0 – 8.2% 0.3 – 17.0% 22.0 – 90.0%	3.3% 4.5% 14.7% 64.2%

Real estate-backed securities	68	DCF	Yields Default probabilities Loss severities	1.8 – 15.0% 24.0 – 65.0% 80.0 – 100.0%	1.9% 42.6% 88.0%

		DCM	Capitalization rates	6.8%	6.8%

Collateralized debt obligations (“CDO”) and other	12	DCF	Yields Prepayment rates Default probabilities Loss severities	0.0 – 58.6% 0.0 – 15.0% 2.0 – 5.0% 30.0 – 75.0%	17.1% 13.8% 2.1% 45.6%

Investment trust funds and other	13	DCF	Credit spreads Correlations	0.0 – 6.5% 0.50 – 0.70	0.6% 0.60

Derivatives, net:
Equity contracts	5	Option models	Dividend yield Volatilities Correlations	0.0 – 11.0% 5.7 – 92.4% (0.77) – 0.99	— — —

Interest rate contracts	(54)	DCF/Option models	Forward FX rates Interest rates	62.9 – 121.7 0.6 – 4.2%	— —

		Option models	Volatilities Correlations	13.5 – 118.1% (0.70) – 0.99	— —

Credit contracts	25	DCF/Option models	Credit spreads Recovery rates	0.0 –7.5% 15.0 –40.0%	— —

		Option models	Volatilities Correlations	10.0 –70.0% 0.33 –0.90	— —

Foreign exchange contracts	(3)	Option models	Volatilities	1.4 –20.7%	—

		DCF	Forward FX rates	2.7 –12,484.0	—

Loans and receivables	3	DCF	Credit spreads	3.0%	3.0%

Other assets
Non-trading debt securities	4	DCF	Credit spreads	0.2 – 2.5%	1.7%

Other(3)	60	DCF	WACC	6.8 – 6.8%	6.8%
			Growth rates Yields Liquidity discounts	0.0 – 1.0% 7.6% 0.0 – 30.0%	0.9% 7.6% 8.0%

		Market multiples	EV/EBITDA ratios PE ratios Price/Book ratios Liquidity discounts	6.9 – 12.5 x 7.7 – 44.4 x 0.0 – 5.6 x 25.0 – 30.0%	9.9 x 25.8 x 1.7 x 29.8%

Liabilities:
Long-term borrowings	¥222	DCF	Volatilities Correlations	13.5 – 118.1% (0.77) – 0.99	— —

(1)	Range information is provided in percentages, coefficients and multiples and represents the highest and lowest level significant unobservable valuation input used to value that type of financial instrument. A wide dispersion in the range does not necessarily reflect increased uncertainty or subjectivity in the valuation input and is typically just a consequence of the different characteristics of the financial instruments themselves.
(2)	Weighted average information for non-derivative instruments is calculated by weighting each valuation input by the fair value of the financial instrument.
(3)	Valuation technique(s) and unobservable inputs represent those equity securities reported within Other assets.

Qualitative discussion of the ranges of significant unobservable inputs

Derivatives—Equity contracts—The significant unobservable inputs are dividend yield, volatilities and correlations. The range of dividend yields varies as some companies do not pay any dividends, for example due to a lack of profits or as a policy during a growth period, and hence have a zero dividend yield while others may pay a high dividend for example to return money to investors. The range of volatilities is wide as the volatilities of shorter-dated equity derivatives are typically higher than those of longer-dated instruments. Correlations represent the relationships between one input and another (“pairs”) and can either be positive or negative amounts. The range of correlations moves from positive to negative because the movement of some pairs is very closely related in the same direction causing high positive correlations while others generally move in opposite directions causing high negative correlations with pairs that have differing relationships throughout the range.

Derivatives—Interest rate contracts—The significant unobservable inputs are forward FX rates, interest rates, volatilities and correlations. The wide range of forward FX rates is primarily due to long-dated exchange rates of different currencies against the Japanese Yen. The range of interest rates is due to interest rates in different countries/currencies being at different levels with some countries having extremely low levels and others being at levels that while still relatively low are less so. The range of volatilities is wide as the volatilities of shorter-dated interest rate derivatives are typically higher than those of longer-dated instruments. The range of correlations moves from positive to negative because the movement of some pairs is very closely related in the same direction causing high positive correlations while others generally move in opposite directions causing high negative correlations with pairs that have differing relationships through the range. Other than for volatilities where the majority of the inputs are away from the higher end of the range, the other significant unobservable inputs are spread across the relevant ranges.

Derivatives—Credit contracts—The significant unobservable inputs are credit spreads, recovery rates, volatilities and correlations. The range of credit spreads is relatively narrow with the low end of the range arising from exposure to underlying reference names with very limited risk of a default and the high end arising from exposure to underlying reference names with a much greater risk of default. The range of recovery rates varies mainly due to the seniority of the underlying exposure with senior exposures having a higher recovery than subordinated exposures. The range of volatilities is wide as the volatilities of shorter-dated credit contracts are typically higher than those of longer-dated instruments. The correlation range is positive since credit spread moves are generally in the same direction. High positive correlations are those for which the movement is closely related with the correlation falling as the relationship becomes less strong. Other than for volatilities where the majority of inputs are away from the higher end of the range, the other significant unobservable inputs are spread across the relevant ranges.

Derivatives—Foreign exchange contracts—The significant unobservable inputs are volatilities and forward FX rates. The range of volatilities is relatively low with the lower end coming from currencies that trade in narrow ranges versus the US dollar. The wide range of forward FX rates is primarily due to long-dated exchange rates of different currencies against the US dollar. All significant unobservable inputs are spread across the relevant ranges.

Long-term borrowings—The range of volatilities is wide as the volatilities of shorter-dated instruments are typically higher than those in longer-dated instruments. The range of correlations moves from positive to negative because the movement of some pairs is very closely related in the same direction causing high positive correlations while others generally move in opposite directions causing high negative correlations with pairs that have differing relationships through the range. Other than for volatilities where the majority of inputs are away from the lower end of the range, the other significant unobservable inputs are be spread across the relevant ranges.

Sensitivity of fair value to changes in unobservable inputs

For each class of financial instrument described in the above tables, changes in the each of the significant unobservable inputs and assumptions used by Nomura will impact upon the determination of a fair value measurement for the financial instrument. The sensitivity of these Level 3 fair value measurements to changes in unobservable inputs and interrelationships between those inputs are described below:

•

Equities, Private equity investments and equity securities reported within Other assets—When using DCF valuation techniques to determine fair value, a significant increase (decrease) in yields, credit spreads or liquidity discount in isolation would result in a significantly lower (higher) fair value measurement. Conversely, a significant increase (decrease) in operating margin or growth rate would result in a corresponding significantly higher (lower) fair value measurement. There is little interrelationship between these measures. When using market multiples to determine fair value, a significant increase (decrease) in the relevant multiples such as PE ratios, EV/EBITDA ratios, Price/Book ratios, Price/Embedded Value ratios in isolation would result in a higher (lower) fair value measurement. Conversely, a significant increase (decrease) in the liquidity discount applied to the holding in isolation would result in a significantly lower (higher) fair value measurement. Generally changes in assumptions around multiples result in a corresponding similar directional change in a fair value measurement, assuming earnings levels remain constant. When using DCM, a significant increase (decrease) in the capitalization rate would result in a significantly lower (higher) fair value measurement.

•

Japanese agency and municipal securities, Foreign government, agency and municipal securities, Bank and corporate debt securities and loans for trading purposes, Loans and receivables and Non-trading debt securities—Significant increases (decreases) in the credit spreads used in a DCF valuation technique would result in a significantly lower (higher) fair value measurement, while significant increases (decreases) in recovery rates would result in a significantly higher (lower) fair value measurement.

•

Commercial mortgage-backed securities (“CMBS”), Residential mortgage-backed securities (“RMBS”), Real estate-backed securities and Collateralized debt obligations (“CDO”) and other—Significant increases (decreases) in yields, prepayment rates, default probabilities and loss severities in isolation would result in a significantly lower (higher) fair value measurement. Generally, a change in default probabilities is accompanied by a directionally similar change in loss severities and a directionally opposite change prepayment rates. When using DCM, a significant increase (decrease) in the capitalization rate would result in a significantly lower (higher) fair value measurement.

•

Investment trust funds and other—Significant increases (decreases) in credit spreads used in a DCF valuation technique would result in a significantly lower (higher) fair value measurement, while significant increases (decreases) in correlation would result in a significantly higher (lower ) fair value measurement.

•

Derivatives—Where Nomura is long the underlying risk of a derivative, significant increases (decreases) in the underlying of the derivative, such as interest rates, credit spreads or forward FX rates in isolation or significant decreases (increases) in dividend yields would result in a significantly higher (lower) fair value measurement. Where Nomura is short the underlying risk of a derivative, the impact of these changes would have a converse effect on the fair value measurements reported by Nomura. Where Nomura is long optionality, recovery rates or correlation, significant increases (decreases) in volatilities, recovery rates or correlation will generally result in a significantly higher (lower) fair value measurement. Where Nomura is short optionality, recovery rates or correlation, the impact of these changes would have a converse effect on the fair value measurements.

•

Long-term borrowings—Significant increases (decreases) in yields, prepayment rates, default probabilities, and loss severities in isolation would result in a significantly lower (higher) fair value measurement. Generally, a change in default probabilities is accompanied by a directionally similar change in the assumption used for loss severities and a directionally opposite change in prepayment rates. Where Nomura is long optionality or correlation, significant increases (decreases) in volatilities or correlation will generally result in a significantly higher (lower) fair value measurement. Where Nomura is short optionality or correlation, the impact of these changes would have a converse effect on the fair value measurements.

Movements in Level 3 financial instruments

The following tables present gains and losses as well as increases and decreases of financial instruments measured at fair value on a recurring basis which Nomura classified as Level 3 for the years ended March 31, 2012 and 2013. Financial instruments classified as Level 3 are often hedged with instruments within Level 1 or Level 2 of the fair value hierarchy. The gains or losses presented below do not reflect the offsetting gains or losses for these hedging instruments. Level 3 financial instruments are also measured using both observable and unobservable inputs. Fair value changes presented below, therefore, reflect realized and unrealized gains and losses resulting from movements in both observable and unobservable parameters.

For the year ended March 31, 2013, gains and losses related to Level 3 assets did not have a material impact on Nomura’s liquidity and capital resources management.

		Billions of yen
		Year ended March 31, 2012
	Balance as of April 1, 2011	Total gains (losses) recognized in net revenue(1)	Total gains (losses) recognized in other comprehensive income	Purchases / issues(2)	Sales / redemptions(2)	Settlements	Foreign exchange movements	Transfers into Level 3(3)	Transfers out of Level 3(3)	Balance as of March 31, 2012
Assets:
Trading assets and private equity investments
Equities	¥121	¥(11)	¥—	¥57	¥(27)	¥—	¥(1)	¥8	¥(22)	¥125
Private equity investments	289	23	—	4	(112)	—	(2)	—	—	202
Japanese agency and municipal securities	—	0	—	27	(18)	—	—	1	(0)	10
Foreign government, agency and municipal securities	23	11	—	415	(403)	—	—	4	(13)	37
Bank and corporate debt securities and loans for trading purposes	51	(0)	—	159	(154)	—	(0)	44	(38)	62
Commercial mortgage-backed securities (“CMBS”)	28	0	—	8	(33)	—	0	6	(1)	8
Residential mortgage-backed securities (“RMBS”)	3	0	—	3	(13)	—	0	13	(1)	5
Real estate-backed securities	128	1	—	7	(45)	—	(0)	—	—	91
Collateralized debt obligations (“CDO”) and other	34	(1)	—	21	(24)	—	0	8	(18)	20
Investment trust funds and other	10	(1)	—	2	(2)	—	(0)	0	—	9

Total trading assets and private equity investments	687	22	—	703	(831)	—	(3)	84	(93)	569

Derivatives, net(4)
Equity contracts	28	(13)	—	—	—	6	(2)	(4)	(1)	14
Interest rate contracts	11	(3)	—	—	—	(24)	(4)	12	(31)	(39)
Credit contracts	(55)	(30)	—	—	—	52	3	25	(6)	(11)
Foreign exchange contracts	2	22	—	—	—	(6)	0	0	(0)	18
Commodity contracts	(2)	0	—	—	—	(0)	(0)	2	0	(0)

Total derivatives, net	(16)	(24)	—	—	—	28	(3)	35	(38)	(18)

Subtotal	¥671	¥(2)	¥—	¥703	¥(831)	¥28	¥(6)	¥119	¥(131)	¥551

Loans and receivables	11	(4)	—	10	(5)	—	(0)	—	(1)	11
Other assets
Non-trading debt securities	0	0	(0)	8	(2)	—	(0)	—	—	6
Other	25	(1)	(1)	66	(17)	—	0	0	(0)	72

Total	¥707	¥(7)	¥(1)	¥787	¥(855)	¥28	¥(6)	¥119	¥(132)	¥640

Liabilities:
Trading liabilities
Equities	¥—	¥—	¥—	¥(0)	¥0	¥—	¥—	¥0	¥—	¥0
Bank and corporate debt securities	—	(0)	—	2	(1)	—	—	—	—	1

Total trading liabilities	¥—	¥(0)	¥—	¥2	¥(1)	¥—	¥—	¥0	¥—	¥1

Short-term borrowings	1	0	—	16	(15)	—	0	0	(2)	0
Payables and deposits	1	(0)	—	(0)	(1)	—	—	—	—	(0)
Long-term borrowings	144	(50)	—	77	(183)	—	(10)	2	(93)	(13)

Total	¥146	¥(50)	¥—	¥95	¥(200)	¥—	¥(10)	¥2	¥(95)	¥(12)

		Billions of yen
		Year ended March 31, 2013
	Balance as of April 1, 2012	Total gains (losses) recognized in net revenue(1)	Total gains (losses) recognized in other comprehensive income	Purchases / issues(2)	Sales / redemptions(2)	Settlements	Foreign exchange movements	Transfers into Level 3(3)	Transfers out of Level 3(3)	Balance as of March 31, 2013
Assets:
Trading assets and private equity investments
Equities	¥125	¥2	¥—	¥38	¥(22)	¥—	¥5	¥6	¥(25)	¥129
Private equity investments	202	9	—	4	(137)	—	9	—	—	87
Japanese agency and municipal securities	10	0	—	1	(11)	—	—	0	(0)	0
Foreign government, agency and municipal securities	37	39	—	728	(731)	—	0	62	(44)	91
Bank and corporate debt securities and loans for trading purposes	62	7	—	245	(286)	—	7	69	(35)	69
Commercial mortgage-backed securities (“CMBS”)	8	3	—	11	(15)	—	1	4	(6)	6
Residential mortgage-backed securities (“RMBS”)	5	1	—	19	(20)	—	0	2	(3)	4
Real estate-backed securities	91	2	—	1	(26)	—	0	—	—	68
Collateralized debt obligations (“CDO”) and other	20	(1)	—	11	(17)	—	1	3	(5)	12
Investment trust funds and other	9	2	—	2	(0)	—	0	0	(0)	13

Total trading assets and private equity investments	569	64	—	1,060	(1,265)	—	23	146	(118)	479

Derivatives, net(4)
Equity contracts	14	(9)	—	—	—	(11)	4	(1)	8	5
Interest rate contracts	(39)	(15)	—	—	—	(1)	(1)	(0)	2	(54)
Credit contracts	(11)	(16)	—	—	—	12	6	15	19	25
Foreign exchange contracts	18	(1)	—	—	—	1	(1)	(6)	(14)	(3)
Commodity contracts	(0)	0	—	—	—	(0)	(0)	0	(0)	(0)

Total derivatives, net	(18)	(41)	—	—	—	1	8	8	15	(27)

Subtotal	¥551	¥23	¥—	¥1,060	¥(1,265)	¥1	¥31	¥154	¥(103)	¥452

Loans and receivables	11	(0)	—	0	(3)	—	1	—	(6)	3
Other assets
Non-trading debt securities	6	0	0	0	(2)	—	0	—	—	4
Other(5)	72	21	0	1	(32)	—	0	0	(2)	60

Total	¥640	¥44	¥0	¥1,061	¥(1,302)	¥1	¥32	¥154	¥(111)	¥519

Liabilities:
Trading liabilities
Equities	¥0	¥(0)	¥—	¥0	¥(0)	¥—	¥0	¥0	¥—	¥0
Bank and corporate debt securities	1	(0)	—	0	(1)	—	0	—	(0)	0

Total trading liabilities	¥1	¥(0)	¥—	¥0	¥(1)	¥—	¥0	¥0	¥(0)	¥0

Short-term borrowings	0	(0)	—	6	(1)	—	—	1	(2)	4
Payables and deposits	(0)	(1)	—	(0)	(0)	—	—	—	—	1
Long-term borrowings	(13)	(155)	—	108	(82)	—	3	110	(59)	222
Other liabilities	—	0	—	0	(0)	—	0	—	(0)	0

Total	¥(12)	¥(156)	¥—	¥114	¥(84)	¥—	¥3	¥111	¥(61)	¥227

(1)	Includes gains and losses reported primarily within Net gain on trading, Gain (loss) on private equity investments, and also within Gain (loss) on investments in equity securities, Revenue—Other and Non-interest expenses—Other, Interest and dividends and Interest expense in the consolidated statements of income.
(2)	Amounts reported in Purchases / issues include increases in trading liabilities while Sales / redemptions include decreases in trading liabilities.
(3)	If financial instruments move from Level 3 to another Level or move from another Level to Level 3, the amount reported in Transfers into Level 3 and Transfers out of Level 3 are the fair value as of the beginning of the quarter during which the movement occurs. Therefore if financial instruments move from another Level to Level 3, all gains/ (losses) during the quarter are included in the table and if financial instruments move from Level 3 to another Level, all gains/ (losses) during the year are excluded from the table.
(4)	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rate contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayments rates. Credit contracts include credit default swaps as well as derivatives referencing corporate and government debt securities.
(5)	Includes the impact of the refined fair value measurement of certain investments in unlisted equity securities.

Unrealized gains and losses recognized for Level 3 financial instruments

The following table presents the amounts of unrealized gains (losses) for the years ended March 31, 2012 and 2013, relating to those financial instruments which Nomura classified as Level 3 within the fair value hierarchy and that were still held by Nomura at the relevant consolidated balance sheet date.

	Billions of yen
	March 31
	2012	2013
	Unrealized gains / (losses)(1)
Assets:
Trading assets and private equity investments
Equities	¥(2)	¥1
Private equity investments	(12)	(10)
Japanese agency and municipal securities	(0)	0
Foreign government, agency and municipal securities	2	2
Bank and corporate debt securities and loans for trading purposes	(3)	(0)
Commercial mortgage-backed securities (“CMBS”)	3	1
Residential mortgage-backed securities (“RMBS”)	(0)	0
Real estate-backed securities	1	(0)
Collateralized debt obligations (“CDO”) and other	(1)	(0)
Investment trust funds and other	(0)	2

Total trading assets and private equity investments	(12)	(4)

Derivatives, net(2)
Equity contracts	(6)	7
Interest rate contracts	(9)	24
Credit contracts	(45)	12
Foreign exchange contracts	16	(4)
Commodity contracts	0	0

Total derivatives, net	(44)	39

Subtotal	¥(56)	¥35

Loans and receivables	(3)	(0)
Other assets
Non-trading debt securities	0	0
Other(3)	(2)	24

Total	¥(61)	¥59

Liabilities:
Trading liabilities
Equities	¥—	¥0

Total trading liabilities	¥—	¥0

Short-term borrowings	0	(1)
Payables and deposits	(0)	(1)
Long-term borrowings	(63)	(162)
Other liabilities	—	(0)

Total	¥(63)	¥(164)

(1)	Includes gains and losses reported primarily within Net gain on trading, Gain (loss) on private equity investments, and also within Gain (loss) on investments in equity securities, Revenue—Other and Non-interest expenses—Other, Interest and dividends and Interest expense in the consolidated statements of income.
(2)	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rate contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment rates. Credit contracts include credit default swaps as well as derivatives referencing corporate and government debt securities.
(3)	Includes the impact of the refined fair value measurement of certain investments in unlisted equity securities.

Transfers between levels of the fair value hierarchy

Nomura assumes that all transfers of financial instruments from one level to another level within the fair value hierarchy occur at the beginning of the relevant quarter in which the transfer takes place. Amounts reported below therefore represent the fair value of the financial instruments at the beginning of the relevant quarter when the transfer was made.

Transfers between Level 1 and Level 2

For the nine months ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.

For the three months ended March 31, 2012, a total of ¥115 billion of financial assets (excluding derivative assets) were transferred from Level 1 to Level 2. This comprised primarily ¥113 billion of equities reported within Trading assets and private equity investments—Equities which were transferred because the observable markets in which these instruments were traded became inactive. During the same period, a total of ¥180 billion of financial liabilities (excluding derivative liabilities) were transferred from Level 1 to Level 2. This also comprised primarily ¥171 billion of short sales of equities reported within Trading liabilities which were transferred because the observable markets in which these instruments were traded became inactive.

For the year ended March 31, 2013, a total of ¥631 billion of financial assets (excluding derivative assets) were transferred from Level 1 to Level 2. This comprised primarily ¥361 billion of equities reported within Trading assets and private equity investments—Equities which were transferred because the observable markets in which these instruments were traded became inactive. This also comprised primarily ¥249 billion of debt securities reported within Other assets—Nontrading debt securities, ¥15 billion of exchange traded funds reported within Investment trust funds and other and ¥6 billion of equity securities reported within Other assets—Other which were transferred because the observable markets in which these instruments were traded became inactive. During the same period, a total of ¥80 billion of financial liabilities (excluding derivative liabilities) were transferred from Level 1 to Level 2. This comprised primarily ¥72 billion of short sales of equities reported within Trading liabilities which were transferred because the observable markets in which these instruments were traded became inactive. This also comprised primarily ¥8 billion of short sales of exchange traded funds reported within Investment trust funds and other which were transferred because the observable markets in which these instruments were traded became inactive.

For the three months ended March 31, 2012, a total of ¥12 billion of financial assets (excluding derivative assets) were transferred from Level 2 to Level 1. This comprised primarily ¥7 billion of equities reported within Trading assets and private equity investments—Equities which were transferred because the observable markets in which these instruments were traded became active. During the same period, a total of ¥7 billion of financial liabilities (excluding derivative liabilities) were transferred from Level 2 to Level 1. This comprised primarily ¥7 billion of short sales of equities reported within Trading liabilities which were transferred because the observable markets in which these instruments were traded became active.

For the year ended March 31, 2013, a total of ¥455 billion of financial assets (excluding derivative assets) were transferred from Level 2 to Level 1. This comprised primarily ¥441 billion of equities reported within Trading assets and private equity investments—Equities which were transferred because the observable markets in which these instruments were traded became active. This also comprised primarily ¥5 billion of exchange traded funds reported within Investment trust funds and other and ¥7 billion of equity securities reported within Other assets—Other which were transferred because the observable markets in which these instruments were traded became active. During the same period, a total of ¥391 billion of financial liabilities (excluding derivative liabilities) were transferred from Level 2 to Level 1. This comprised primarily ¥388 billion of short sales of equities reported within Trading liabilities which were transferred because the observable markets in which these instruments were traded became active.

Transfers out of Level 3

For nine months ended December 31, 2011, there were no significant transfers out of Level 3.

For the three months ended March 31, 2012, a total of ¥25 billion of financial assets (excluding derivative assets) were transferred out of Level 3. This comprised primarily ¥16 billion of Bank and corporate debt securities and loans for trading purposes, principally debt securities and loans, which were transferred because credit spreads became observable. During the same period, a total of ¥48 billion of financial liabilities (excluding derivative liabilities) were transferred out of Level 3. This comprised primarily ¥48 billion of Long-term borrowings, principally structured notes, which were transferred because certain volatility and correlation valuation inputs became observable.

A total of ¥21 billion of net derivative assets were also transferred out of Level 3. This comprised primarily ¥19 billion of net interest rate derivative assets which were transferred because certain volatility and correlation valuation inputs became observable.

For the year ended March 31, 2013, a total of ¥126 billion of financial assets (excluding derivative assets) were transferred out of Level 3. This comprised primarily ¥25 billion of Equities which were transferred because certain yields and liquidity discounts became observable, ¥44 billion of Foreign government, agency and municipal securities which were transferred because certain credit spreads became observable and ¥35 billion of Bank and corporate debt securities and loans for trading purposes, principally debt securities and loans, which were transferred because certain credit spreads and recovery rates became observable. This also comprised primarily ¥6 billion of CMBS which were transferred because certain yields, default probabilities and loss severities became observable, ¥5 billion of CDO and other which were transferred because certain yields, prepayment rates, default probabilities and loss severities became observable and ¥6 billion of Loans and receivables, principally loans, which were transferred because certain credit spreads became observable. During the same period, a total of ¥61 billion of financial liabilities (excluding derivative liabilities) were transferred out of Level 3. This comprised primarily ¥59 billion of Long-term borrowings, principally structured notes, which were transferred because certain volatility and correlation valuation inputs became observable.

For the year ended March 31, 2013, a total of ¥15 billion of net derivative liabilities were also transferred out of Level 3. This comprised primarily ¥8 billion of net equity derivative liabilities which were transferred because certain dividend yields, volatility and correlation valuation inputs became observable, ¥19 billion of net credit derivative liabilities which were transferred because certain credit spread, recovery rate, volatility and correlation valuation inputs became observable and ¥14 billion of net foreign exchange derivative assets which were transferred because certain volatility and forward FX rate valuation inputs became observable.

Transfers into Level 3

For the nine months ended December 31, 2011, there were no significant transfers into Level 3.

For the three months ended March 31, 2012, a total of ¥15 billion of financial assets (excluding derivative assets) were transferred into Level 3. This comprised primarily ¥9 billion of Bank and corporate debt securities and loans for trading purposes, principally debt securities, which were transferred because credit spreads became unobservable. The amount of gains and losses on these transfer reported in Bank and corporate debt securities and loans for trading purposes which were recognized in the quarter when the transfer into Level 3 occurred were not significant. During the same period, a total of ¥1 billion of financial liabilities (excluding derivative liabilities) were transferred into Level 3. The amount of gains and losses on these transfer reported in financial liabilities which were recognized in the quarter when the transfer into Level 3 occurred were not significant.

A total of ¥34 billion of net derivative assets were also transferred into Level 3. This comprised primarily ¥14 billion of net interest rate derivative assets which were transferred because certain volatility and correlation valuation inputs became unobservable and ¥21 billion of net credit derivative assets which were transferred because certain credit spread, recovery rate, volatility and correlation valuation inputs became unobservable. Losses on these interest rate and credit contracts which were recognized in the quarter when the transfer into Level 3 occurred were ¥5 billion and ¥2 billion, respectively.

For the year ended March 31, 2013, a total of ¥146 billion of financial assets (excluding derivative assets) were transferred into Level 3. This comprised primarily ¥6 billion of Equities which were transferred because certain yields and liquidity discounts became unobservable, ¥69 billion of Bank and corporate debt securities and loans for trading purposes, principally debt securities and loans, which were transferred because certain credit spread and recovery rate valuation inputs became unobservable and ¥62 billion of Foreign government, agency and municipal securities which were transferred because certain credit spreads became unobservable. The amount of gains and losses on these transfer reported in Equities and Bank and corporate debt securities and loans for trading purposes which were recognized in the quarter when the transfer into Level 3 occurred were not significant. Gains on these transfer reported in Foreign government, agency and municipal securities which were recognized in the quarter when the transfer into Level 3 occurred were ¥9 billion. During the same period, a total of ¥111 billion of financial liabilities (excluding derivative liabilities) were transferred into Level 3. This comprised primarily ¥110 billion of Long-term borrowings, principally structured notes, which were transferred because certain volatility and correlation valuation inputs became unobservable. Losses on these transfer reported in Long-term borrowings which were recognized in the quarter when the transfer into Level 3 occurred were ¥7 billion.

For the year ended March 31, 2013, a total of ¥8 billion of net derivative assets were also transferred into Level 3. This comprised ¥15 billion of net credit derivative assets which were transferred because certain credit spread, recovery rate, volatility and correlation valuation inputs became unobservable and ¥6 billion of net foreign exchange derivative liabilities which were transferred because certain volatility and forward FX rate valuation inputs became unobservable. The amount of gains and losses on the credit contracts and foreign exchange contracts which were recognized in the quarter when the transfer into Level 3 occurred were not significant.

Investments in investment funds that calculate NAV per share

In the normal course of business, Nomura invests in non-consolidated funds which meet the definition of investment companies or are similar in nature and which do not have readily determinable fair values. For certain of these investments, Nomura uses NAV per share as the basis for valuation as a practical expedient. Some of these investments are redeemable at different amounts from NAV per share.

The following tables present information on these investments where NAV per share is calculated or disclosed as of March 31, 2012 and 2013. Investments are presented by major category relevant to the nature of Nomura’s business and risks.

	Billions of yen
	March 31, 2012
	Fair value(1)	Unfunded commitments(2)	Redemption frequency (if currently eligible)(3)	Redemption notice period(4)
Hedge funds	¥109	¥0	Monthly	Same day-95 days
Venture capital funds	4	1	—	—
Private equity funds	61	12	Quarterly	30 days
Real estate funds	11	15	—	—

Total	¥185	¥28

	Billions of yen
	March 31, 2013
	Fair value(1)	Unfunded commitments(2)	Redemption frequency (if currently eligible)(3)	Redemption notice period(4)
Hedge funds	¥68	¥16	Monthly	Same day-95 days
Venture capital funds	4	1	—	—
Private equity funds	63	7	Quarterly	30 days
Real estate funds	3	—	—	—

Total	¥138	¥24

(1)	Fair value generally determined using NAV per share as a practical expedient.
(2)	The contractual amount of any unfunded commitments Nomura is required to make to the entities in which the investment is held.
(3)	The range in frequency with which Nomura can redeem investments.
(4)	The range in notice period required to be provided before redemption is possible.

Hedge funds:

These investments include funds of funds that invest in multiple asset classes. Nomura has developed the business of issuing structured notes linked to hedge funds. As a result, most of the risks are transferred as pass-through. The fair values of these investments are estimated using the NAV per share of the investments. Although most of these funds can be redeemed within six months, certain funds cannot be redeemed within six months due to contractual, liquidity or gating issues. The redemption period cannot be estimated for certain suspended or liquidating funds. Some of these investments contain restrictions against transfers of the investments to third parties.

Venture capital funds:

These investments include primarily start-up funds. The fair values of these investments in this category are estimated using the NAV per share of the investments. Most of these funds cannot be redeemed within six months. The redemption period cannot be estimated for certain suspended or liquidating funds. These investments contain restrictions against transfers of the investments to third parties.

Private equity funds:

These investments are made mainly in various sectors in Europe, United States and Japan. The fair values of these investments in this category are estimated using the NAV per share. Redemption is restricted for most of these investments. Some of these investments contain restrictions against transfers of the investments to third parties.

Real estate funds:

These are investments in commercial and other types of real estate. The fair values of these investments in this category are estimated using the NAV per share of the investments. Redemption is restricted for most of these investments. These investments contain restrictions against transfers of the investments to third parties.

Fair value option for financial assets and financial liabilities

Nomura carries certain eligible financial assets and liabilities at fair value through the election of the fair value option permitted by ASC 815 and ASC 825. When Nomura elects the fair value option for an eligible item, changes in that item’s fair value are recognized through earnings. Election of the fair value option is generally irrevocable unless an event that gives rise to a new basis of accounting for that instrument occurs.

The financial assets and financial liabilities primarily elected for the fair value option by Nomura, and the reasons for the election, are as follows:

•

Equity method investments reported within Trading assets and private equity investments held for capital appreciation or current income purposes which Nomura generally has an intention to exit rather than hold indefinitely. Nomura elects the fair value option to more appropriately represent the purpose of these investments in these consolidated financial statements.

•

Loans reported within Loans and receivables which are risk managed on a fair value basis and loan commitments related to loans receivable for which the fair value option will be elected upon funding. Nomura elects the fair value option to mitigate volatility through earnings caused by the difference in measurement basis that otherwise would arise between loans and the derivatives used to risk manage those instruments.

•

Resale and repurchase agreements reported within Collateralized agreements and Collateralized financing which are risk managed on a fair value basis. Nomura elects the fair value option to mitigate volatility through earnings caused by the difference in measurement basis that otherwise would arise between the resale and repurchase agreements and the derivatives used to risk manage those instruments.

•

All structured notes issued on or after April 1, 2008 reported within Short-term borrowings and Long-term borrowings. Nomura elects the fair value option for those structured notes primarily to mitigate the volatility through earnings caused by differences in the measurement basis for structured notes and the derivatives Nomura uses to risk manage those positions. Nomura also elects the fair value option for certain notes issued by consolidated VIEs for the same purpose and for certain structured notes issued prior to April 1, 2008.

•

Financial liabilities reported within Long-term borrowings recognized in transactions which are accounted for as secured financing transactions under ASC 860. Nomura elects the fair value option for these financial liabilities to mitigate volatility through earnings that otherwise would arise had this election not been made. Even though Nomura usually has little or no continuing economic exposure to the transferred financial assets, they remain on the consolidated balance sheets and continue to be carried at fair value, with changes in fair value recognized through earnings.

Interest and dividends arising from financial instruments for which the fair value option has been elected are recognized within Interest and dividends, Interest expense or Net gain on trading.

The following table presents gains (losses) due to changes in fair value for financial instruments measured at fair value using the fair value option for the years ended March 31, 2011, 2012 and 2013.

	Billions of yen
	Year ended March 31
	2011	2012	2013
	Gains/(Losses)(1)
Assets:
Trading assets and private equity investments(2)
Trading assets	¥(4)	¥0	¥2
Private equity investments	0	(12)	(10)
Loans and receivables	8	(6)	19
Collateralized agreements(3)	6	10	(0)
Other assets(2)	—	(0)	1

Total	¥10	¥(8)	¥12

Liabilities:
Short-term borrowings(4)	¥(7)	¥(14)	¥(4)
Collateralized financing(3)	(0)	(1)	(1)
Long-term borrowings(4)(5)	(37)	(11)	(51)
Other liabilities(6)	—	0	0

Total	¥(44)	¥(26)	¥(56)

(1)	Includes gains and losses reported primarily within Net gain on trading and Gain on private equity investments in the consolidated statements of income.
(2)	Includes equity investments that would have been accounted for under the equity method had Nomura not chosen to elect the fair value option.
(3)	Includes resale and repurchase agreements.
(4)	Includes structured notes and other financial liabilities.
(5)	Includes secured financing transactions arising from transfers of financial assets which did not meet the criteria for sales accounting.
(6)	Includes loan commitments.

Nomura currently carries its investment in the common stock of Ashikaga Holdings Co., Ltd. (“Ashikaga Holdings”) at fair value through election of the fair value option. Nomura held 45.5% of the common stock as of March 31, 2011 and 47.0% as of March 31, 2012 and 2013. This investment is reported within Trading assets and private equity investments—Private equity investments and Other assets—Other in the consolidated balance sheets.

Ashikaga Holdings recognized total revenue of ¥106 billion, total expense of ¥90 billion and net income after tax of ¥16 billion for the year ended March 31, 2011, determined in accordance with accounting principles generally accepted in Japan. Ashikaga Holdings recognized total revenue of ¥101 billion, total expense of ¥84 billion and net income after tax of ¥17 billion for the year ended March 31, 2012. As of March 31, 2012, its total assets and total liabilities were ¥5,354 billion and ¥5,097 billion, respectively, determined in accordance with accounting principles generally accepted in Japan. Ashikaga Holdings recognized total revenue of ¥99 billion, total expense of ¥80 billion and net income after tax of ¥15 billion for the year ended March 31, 2013. As of March 31, 2013, its total assets and total liabilities were ¥5,434 billion and ¥5,155 billion, respectively, determined in accordance with accounting principles generally accepted in Japan.

Nomura calculates the impact of changes in its own creditworthiness on certain financial liabilities for which the fair value option is elected by DCF valuation techniques at a rate which incorporates observable changes in its credit spread. Gains from changes in the fair value of the financial liabilities for which the fair value option was elected, attributable to the change in Nomura’s creditworthiness, were ¥9 billion for the year ended March 31, 2011, mainly because of the widening of Nomura’s credit spread. Gains from changes in the fair value of the financial liabilities for which the fair value option was elected, attributable to the change in Nomura’s creditworthiness, were ¥17 billion for the year ended March 31, 2012, mainly because of the widening of Nomura’s credit spread. Losses from changes in the fair value of the financial liabilities for which the fair value option was elected, attributable to the change in Nomura’s creditworthiness, were ¥31 billion for the year ended March 31, 2013, mainly because of a tightening of Nomura’s credit spread.

There was no significant impact on financial assets for which the fair value option was elected attributable to instrument-specific credit risk.

As of March 31, 2012, the fair value of the aggregate unpaid principal balance (which is contractually principally protected) of loans and receivables for which the fair value option was elected was ¥1 billion more than the principal balance of such loans and receivables. The fair value of the aggregate unpaid principal balance (which is contractually principally protected) of long-term borrowings for which the fair value option was elected was ¥13 billion less than the principal balance of such long-term borrowings. There were no loans and receivables for which the fair value option was elected that were 90 days or more past due.

As of March 31, 2013, the fair value of the aggregate unpaid principal balance (which is contractually principally protected) of loans and receivables for which the fair value option was elected was ¥1 billion more than the principal balance of such loans and receivables. The fair value of the aggregate unpaid principal balance (which is contractually principally protected) of long-term borrowings for which the fair value option was elected was ¥20 billion more than the principal balance of such long-term borrowings. There were no loans and receivables for which the fair value option was elected that were 90 days or more past due.

Concentrations of credit risk

Concentrations of credit risk may arise from trading, securities financing transactions and underwriting activities, and may be impacted by changes in political or economic factors. Nomura has credit risk concentrations on bonds issued by the Japanese Government, U.S. Government, Governments within the European Union (“EU”), their states and municipalities, and their agencies. These concentrations generally arise from taking trading positions and are reported within Trading assets in the consolidated balance sheets. Government, agency and municipal securities, including Securities pledged as collateral, represented 18% of total assets as of March 31, 2012 and 22% as of March 31, 2013.

The following tables present geographic allocations of Nomura’s trading assets related to government, agency and municipal securities. See Note 3 “Derivative instruments and hedging activities” for further information regarding the concentration of credit risk for derivatives.

	Billions of yen
	March 31, 2012
	Japan	U.S.	EU	Other	Total(1)
Government, agency and municipal securities	¥2,304	¥1,319	¥2,527	¥448	¥6,598

	Billions of yen
	March 31, 2013
	Japan	U.S.	EU	Other	Total(1)
Government, agency and municipal securities	¥3,403	¥1,313	¥3,262	¥556	¥8,534

(1)	Other than above, there were ¥640 billion and ¥715 billion of government, agency and municipal securities in Other assets—Non-trading debt securities as of March 31, 2012 and 2013, respectively. The vast majority of these securities are Japanese government, agency and municipal securities.

Estimated fair value of financial instruments not carried at fair value

Certain financial instruments are not carried at fair value on a recurring basis in the consolidated balance sheets since they are neither held for trading purposes nor are elected for the fair value option. These are typically carried at contractual amounts due or amortized cost.

The carrying value of the majority of the financial instruments detailed below will approximate fair value since they are short-term in nature and contain minimal credit risk. These financial instruments include financial assets reported within Cash and cash equivalents, Time deposits, Deposits with stock exchanges and other segregated cash, Receivables from customers, Receivables from other than customers, Securities purchased under agreements to resell and Securities borrowed and financial liabilities reported within Short-term borrowings, Payables to customers, Payables to other than customers, Deposits received at banks, Securities sold under agreements to repurchase, Securities loaned and Other secured borrowings in the consolidated balance sheets. These would be generally classified in either Level 1 or Level 2 of the fair value hierarchy.

The estimated fair values of other financial instruments which are longer-term in nature or may contain more than minimal credit risk may be different to their carrying value. Financial assets of this type primarily include certain loans which are reported within Loans receivable while financial liabilities primarily include long-term borrowings which are reported within Long-term borrowings. The estimated fair value of loans receivable which are not elected for the fair value option is estimated in the same way as other loans carried at fair value on a recurring basis. Where quoted market prices are available, such market prices are utilized to estimate fair value. The fair value of long-term borrowings which are not elected for the fair value option is estimated in the same way as other borrowings carried at fair value on a recurring basis using quoted market prices where available or by DCF valuation techniques. All of these financial assets and financial liabilities would be generally classified in Level 2 or Level 3 within the fair value hierarchy using the same methodology as is applied to these instruments when they are elected for the fair value option.

The following tables present carrying values, fair values and classification within the fair value hierarchy for certain classes of financial instrument of which a portion of the ending balance was carried at fair value as of March 31, 2012 and 2013.

	Billions of yen
	March 31, 2012(1)
			Fair value by level
	Carrying value	Fair value	Level 1	Level 2	Level 3
Assets:
Cash and cash equivalents	¥1,071	¥1,071	¥1,071	¥—	¥—
Time deposits	653	653	—	653	—
Deposits with stock exchanges and other segregated cash	230	230	—	230	—
Loans receivable(2)	1,290	1,286	—	1,031	255
Securities purchased under agreements to resell	7,663	7,663	—	7,663	—
Securities borrowed	6,080	6,080	—	6,080	—

Total Assets	¥16,987	¥16,983	¥1,071	¥15,657	¥255

Liabilities:
Short-term borrowings	¥1,186	¥1,186	¥—	¥1,186	¥0
Deposits received at banks	905	905	—	905	—
Securities sold under agreements to repurchase	9,928	9,928	—	9,928	—
Securities loaned	1,700	1,700	—	1,700	—
Long-term borrowings	8,505	8,242	154	8,084	4

Total Liabilities	¥22,224	¥21,961	¥154	¥21,803	¥4

	Billions of yen
	March 31, 2013(1)
			Fair value by level
	Carrying value	Fair value	Level 1	Level 2	Level 3
Assets:
Cash and cash equivalents	¥805	¥805	¥805	¥—	¥—
Time deposits	578	578	—	578	—
Deposits with stock exchanges and other segregated cash	270	270	—	270	—
Loans receivable(2)	1,575	1,576	—	1,352	224
Securities purchased under agreements to resell	8,295	8,295	—	8,295	—
Securities borrowed	5,820	5,820	—	5,820	—

Total Assets	¥17,343	¥17,344	¥805	¥16,315	¥224

Liabilities:
Short-term borrowings	¥738	¥738	¥—	¥734	¥4
Deposits received at banks	1,072	1,072	—	1,071	1
Securities sold under agreements to repurchase	12,444	12,444	—	12,440	4
Securities loaned	2,159	2,159	—	2,159	—
Long-term borrowings	7,592	7,430	114	7,093	223

Total Liabilities	¥24,005	¥23,843	¥114	¥23,497	¥232

(1)	Includes financial instruments which are carried at fair value on a recurring basis.
(2)	Carrying values are shown after deducting allowance for loan losses.

Assets and liabilities measured at fair value on a nonrecurring basis

In addition to financial instruments carried at fair value on a recurring basis, Nomura also measures other financial and nonfinancial assets and liabilities at fair value on a nonrecurring basis, where the primary measurement basis is not fair value. Fair value is only used in specific circumstances after initial recognition such as to measure impairment.

For the year ended March 31, 2012, certain land and buildings were measured at fair value on a nonrecurring basis. The carrying amount of these assets, which are reported within Other assets—Office buildings, land, equipment and facilities in the consolidated balance sheets, were written down to their fair value of ¥17 billion as a result of impairment. Fair value was determined based on internal appraisal value and consequently, this nonrecurring fair value measurement has been determined using valuation inputs which would be classified as Level 3 in the fair value hierarchy.

For the year ended March 31, 2013, goodwill allocated to a certain reporting unit was measured at fair value on a nonrecurring basis. The relevant goodwill, which is reported within Other assets—Other in the consolidated balance sheets, was wholly impaired. Fair value was determined based on DCF and consequently, this nonrecurring fair value measurement has been determined using valuation inputs which would be classified in Level 3 of the fair value hierarchy.

Derivative instruments and hedging activities	12 Months Ended
Mar. 31, 2013
Derivative instruments and hedging activities

3. Derivative instruments and hedging activities:

Nomura uses a variety of derivative financial instruments, including futures, forwards, options and swaps, for both trading and non-trading purposes.

Derivatives used for trading purposes

In the normal course of business, Nomura enters into transactions involving derivative financial instruments to meet client needs, for trading purposes, and to reduce its own exposure to loss due to adverse fluctuations in interest rates, currency exchange rates and market prices of securities. These financial instruments include contractual agreements such as commitments to swap interest payment streams, exchange currencies or purchase or sell securities and other financial instruments on specific terms at specific future dates.

Nomura maintains active trading positions in a variety of derivative financial instruments. Most of Nomura’s trading activities are client oriented. Nomura utilizes a variety of derivative financial instruments as a means of bridging clients’ specific financial needs and investors’ demands in the securities markets. Nomura also actively trades securities and various derivatives to assist its clients in adjusting their risk profiles as markets change. In performing these activities, Nomura carries an inventory of capital markets instruments and maintains its access to market liquidity by quoting bid and offer prices to and trading with other market makers. These activities are essential to provide clients with securities and other capital markets products at competitive prices.

Futures and forward contracts are commitments to either purchase or sell securities, foreign currency or other capital market instruments at a specific future date for a specified price and may be settled in cash or through delivery. Foreign exchange contracts include spot and forward contracts and involve the exchange of two currencies at a rate agreed by the contracting parties. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in market prices. Futures contracts are executed through regulated exchanges which clear and guarantee performance of counterparties. Accordingly, credit risk associated with futures contracts is considered minimal. In contrast, forward contracts are generally negotiated between two counterparties and, therefore, are subject to the performance of the related counterparties.

Options are contracts that grant the purchaser, for a premium payment, the right to either purchase or sell a financial instrument at a specified price within a specified period of time or on a specified date from or to the writer of the option. The writer of options receives premiums and bears the risk of unfavorable changes in the market price of the financial instruments underlying the options.

Swaps are contractual agreements in which two counterparties agree to exchange certain cash flows, at specified future dates, based on an agreed contract. Certain agreements may result in combined interest rate and foreign currency exposures. Entering into swap agreements may involve the risk of credit losses in the event of counterparty default.

To the extent these derivative financial instruments are economically hedging financial instruments or securities positions of Nomura, the overall risk of loss may be fully or partly mitigated by the hedged position.

Nomura seeks to minimize its exposure to market risk arising from its use of these derivative financial instruments through various control policies and procedures, including position limits, monitoring procedures and hedging strategies whereby Nomura enters into offsetting or other positions in a variety of financial instruments. Credit risk associated with these financial instruments is controlled by Nomura through credit approvals, limits and monitoring procedures. To reduce default risk, Nomura requires collateral, principally cash collateral and government securities, for certain derivative transactions. From an economic standpoint, Nomura evaluates default risk exposure net of related collateral. Furthermore, for OTC derivatives, Nomura generally enters into International Swaps and Derivatives Association, Inc. master agreements or their equivalents (“Master Netting Agreements”) with each of its counterparties. Master Netting Agreements provide a right of offset in the event of bankruptcy and mitigate the credit risk exposure from these transactions. In some cases, they enable unrealized gains and losses arising from Nomura’s dealings in OTC derivatives to be presented on a net-by-counterparty basis and on a net-by-cash collateral basis in accordance with ASC 210-20.

Nomura offset ¥1,051 billion of cash collateral receivables against net derivative liabilities and ¥867 billion of cash collateral payables against net derivative assets as of March 31, 2012. Cash collateral receivables and cash collateral payables of ¥191 billion and ¥335 billion, respectively, have not been offset against net derivatives as of March 31, 2012.

Nomura offset ¥985 billion of cash collateral receivables against net derivative liabilities and ¥1,033 billion of cash collateral payables against net derivative assets as of March 31, 2013. Cash collateral receivables and cash collateral payables of ¥220 billion and ¥497 billion, respectively, have not been offset against net derivatives as of March 31, 2013.

Derivatives used for non-trading purposes

Nomura’s principal objectives in using derivatives for non-trading purposes are to manage interest rate risk, to modify the interest rate characteristics of certain financial liabilities, to manage net investment exposure to fluctuations in foreign exchange rates arising from certain foreign operations and to mitigate equity price risk arising from certain stock-based compensation awards given to employees.

Credit risk associated with derivatives utilized for non-trading purposes is controlled and managed in the same way as credit risk associated with derivatives utilized for trading purposes.

Nomura designates derivative financial instruments as fair value hedges of interest rate risk arising from specific financial liabilities. These derivatives are effective in reducing the risk associated with the exposure being hedged and they are highly correlated with changes in the fair value of the underlying hedged item, both at inception and throughout the life of the hedge contract. Changes in fair value of the hedging derivatives are reported together with those of the hedged liabilities through the consolidated statements of income within Interest expense.

Derivative financial instruments designated as hedges of the net investment in foreign operations relate to specific subsidiaries with non-Japanese yen functional currencies. When determining the effectiveness of net investment hedges, the effective portion of the change in fair value of the hedging derivative is determined by changes in spot exchange rates and is reported through Nomura Holdings, Inc. (“NHI”) shareholders’ equity within Accumulated other comprehensive income (loss). Changes in fair value of the hedging derivatives attributable to changes in the difference between the forward rate and spot rate are excluded from the measure of hedge effectiveness and are reported in the consolidated statements of income within Revenue—Other.

Concentrations of credit risk for derivatives

The following tables present Nomura’s significant concentration of exposures to credit risk in OTC derivatives with financial institutions. The gross fair value of derivative assets represents the maximum amount of loss due to credit risk that Nomura would incur if the counterparties of Nomura failed to perform in accordance with the terms of the instruments and any collateral or other security Nomura held in relation to those instruments proved to be of no value.

	Billions of yen
	March 31, 2012
	Gross fair value of derivative assets	Impact of master netting agreements	Impact of collateral	Net exposure to credit risk
Financial institutions	¥18,881	¥(17,553)	¥(797)	¥531

	Billions of yen
	March 31, 2013
	Gross fair value of derivative assets	Impact of master netting agreements	Impact of collateral	Net exposure to credit risk
Financial institutions	¥20,169	¥(18,415)	¥(981)	¥773

Derivative activities

The following table quantifies the volume of Nomura’s derivative activity through a disclosure of notional amounts, in comparison with the fair value of those derivatives. All amounts are disclosed on a gross basis, prior to counterparty netting of derivative assets and liabilities and cash collateral netting against net derivatives.

	Billions of yen
	March 31, 2012
	Derivative assets		Derivative liabilities
	Notional	Fair value	Notional(1)	Fair value(1)
Derivatives used for trading and non-trading purposes(2)(3):
Equity contracts	¥16,079	¥1,603	¥14,497	¥1,687
Interest rate contracts	636,833	18,843	592,413	18,597
Credit contracts	37,067	1,864	41,785	1,952
Foreign exchange contracts	59,296	1,356	62,999	1,407
Commodity contracts	50	4	45	5

Total	¥749,325	¥23,670	¥711,739	¥23,648

Derivatives designated as hedging instruments:
Interest rate contracts	¥1,855	¥78	¥—	¥—
Foreign exchange contracts	190	4	97	1

Total	¥2,045	¥82	¥97	¥1

Total derivatives	¥751,370	¥23,752	¥711,836	¥23,649

	Billions of yen
	March 31, 2013
	Derivative assets		Derivative liabilities
	Notional	Fair value	Notional(1)	Fair value(1)
Derivatives used for trading and non-trading purposes(2)(3):
Equity contracts	¥14,130	¥1,857	¥14,550	¥2,017
Interest rate contracts	727,129	21,685	711,914	21,452
Credit contracts	44,582	1,839	42,889	1,979
Foreign exchange contracts	81,002	2,104	80,280	2,007
Commodity contracts	29	1	39	2

Total	¥866,872	¥27,486	¥849,672	¥27,457

Derivatives designated as hedging instruments:
Interest rate contracts	¥1,748	¥88	¥162	¥0
Foreign exchange contracts	92	1	24	1

Total	¥1,840	¥89	¥186	¥1

Total derivatives	¥868,712	¥27,575	¥849,858	¥27,458

(1)	Includes the amount of embedded derivatives bifurcated in accordance with ASC 815.
(2)	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rates contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment rates. Credit contracts include credit default swaps as well as derivatives referencing corporate and government securities.
(3)	As of March 31, 2012 and 2013, the amounts reported include derivatives used for non-trading purposes which are not designated as fair value or net investment hedges. These amounts have not been separately presented since such amounts were not significant.

Changes in fair value are recognized either through earnings or other comprehensive income depending on the purpose for which the derivatives are used.

Derivatives used for trading purposes

Derivative financial instruments used for trading purposes, including bifurcated embedded derivatives, are carried at fair value with changes in fair value recognized through the consolidated statements of income within Revenue—Net gain on trading.

The following table presents amounts included in the consolidated statements of income related to derivatives used for trading and non-trading purposes by type of underlying derivative contract.

	Billions of yen
	Year ended March 31
	2011	2012	2013
Derivatives used for trading and non-trading purposes(1)(2):
Equity contracts	¥206	¥(137)	¥(69)
Interest rate contracts	132	42	65
Credit contracts	88	(73)	(18)
Foreign exchange contracts	(171)	(67)	(329)
Commodity contracts	(10)	(4)	(0)

Total	¥245	¥(239)	¥(351)

(1)	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rates contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment rates. Credit contracts include credit default swaps as well as derivatives referencing corporate and government securities.
(2)	Includes net gains (losses) on derivatives used for non-trading purposes which are not designated as fair value or net investment hedges. For the years ended March 31, 2011, 2012 and 2013, these amounts have not been separately presented as net gains (losses) for these non-trading derivatives were not significant.

Fair value hedges

Nomura issues Japanese yen and foreign currency denominated debt with both fixed and floating interest rates. Nomura generally enters into swap agreements to convert fixed rate interest payments on its debt obligations to a floating rate and applies fair value hedge accounting to these instruments. Derivative financial instruments designated as fair value hedges are carried at fair value. Changes in fair value of the hedging derivatives are recognized together with those of the hedged liabilities in the consolidated statements of income within Interest expense.

The following table presents amounts included in the consolidated statements of income related to derivatives designated as fair value hedges by type of underlying derivative contract and the nature of the hedged item.

	Billions of yen
	Year ended March 31
	2011	2012	2013
Derivatives designated as hedging instruments:
Interest rate contracts	¥22	¥76	¥33

Total	¥22	¥76	¥33

Hedged items:
Long-term borrowings	¥(22)	¥(76)	¥(33)

Total	¥(22)	¥(76)	¥(33)

Net investment hedges

Nomura designates foreign currency forwards and foreign currency denominated long-term debt as hedges of certain subsidiaries with significant foreign exchange risks and applies hedge accounting to these instruments. Accordingly, the effective hedging portion of the foreign exchange gains (losses) arising from the derivative contracts and non-derivative financial products designated as hedges is recognized through the consolidated statements of comprehensive income within Other comprehensive income (loss)—Change in cumulative translation adjustments, net of tax. This is offset by the foreign exchange adjustments arising from consolidation of the relevant foreign subsidiaries.

The following table presents gains (losses) from derivatives and non-derivatives designated as net investment hedges included in the consolidated statements of comprehensive income.

	Billions of yen
	Year ended March 31
	2011	2012	2013
Hedging instruments:
Foreign exchange contracts	¥0	¥(1)	¥(14)
Long-term borrowings	17	4	(15)

Total	¥17	¥3	¥(29)

(1)	The portion of the gains (losses) representing the amount of hedge ineffectiveness and the amount excluded from the assessment of hedge effectiveness are recognized within Revenue—Other in the consolidated statements of income. The amount of gains (losses) was not significant during the years ended March 31, 2011, 2012 and 2013.

Derivatives containing credit risk related contingent features

Nomura enters into certain OTC derivatives and other agreements containing credit-risk-related contingent features. These features would require Nomura to post additional collateral or settle the instrument upon occurrence of a credit event, the most common of which would be a downgrade in the Company’s long-term credit rating.

The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position as of March 31, 2012, was ¥912 billion with related collateral pledged of ¥732 billion. In the event of a one-notch downgrade to Nomura’s long-term credit rating in effect as of March 31, 2012, the aggregate fair value of assets that would have been required to be posted as additional collateral or that would have been needed to settle the instruments immediately was ¥77 billion.

The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position as of March 31, 2013, was ¥960 billion with related collateral pledged of ¥754 billion. In the event of a one-notch downgrade to Nomura’s long-term credit rating in effect as of March 31, 2013, the aggregate fair value of assets that would have been required to be posted as additional collateral or that would have been needed to settle the instruments immediately was ¥102 billion.

Credit derivatives

Credit derivatives are derivative instruments in which one or more of their underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities that expose the seller of credit protection to potential loss from credit risk related events specified in the contract.

Written credit derivatives are instruments or embedded features where Nomura assumes third party credit risk, either as guarantor in a guarantee-type contract, or as the party that provides credit protection in an option-type contract, credit default swap, or any other credit derivative contract.

Nomura enters into credit derivatives as part of its normal trading activities as both purchaser and seller of protection for credit risk mitigation, proprietary trading positions and for client transactions.

The most significant type of credit derivatives used by Nomura are single-name credit default swaps where settlement of the derivative is based on the credit risk of a single third party. Nomura also writes credit derivatives linked to the performance of credit default indices and issues other credit risk related portfolio products.

Nomura would have to perform under a credit derivative contract if a credit event as defined in the respective contract occurs. Typical credit events include bankruptcy, failure to pay and restructuring of obligations of the reference asset.

Credit derivative contracts written by Nomura are either cash or physically settled. In cash-settled instruments, once payment is made upon an event of a default, the contract usually terminates with no further payments due. Nomura generally has no right to assume the reference assets of the counterparty in exchange for payment, nor does Nomura usually have any direct recourse to the actual issuers of the reference assets to recover the amount paid. In physically settled contracts, upon a default event, Nomura takes delivery of the reference asset in return for payment of the full notional amount of the contract.

Nomura actively monitors and manages its credit derivative exposures. Where protection is sold, risks may be mitigated by purchasing credit protection from other third parties either on identical underlying reference assets or on underlying reference assets with the same issuer which would be expected to behave in a correlated fashion. The most common form of recourse provision to enable Nomura to recover from third parties any amounts paid under a written credit derivative is therefore not through the derivative itself but rather through the separate purchase of credit derivatives with identical or correlated underlyings.

Nomura quantifies the value of these purchased contracts in the following tables in the column titled “Purchased Credit Protection”. These amounts represent purchased credit protection with identical underlyings to the written credit derivative contracts which act as a hedge against Nomura’s exposure. To the extent Nomura is required to pay out under the written credit derivative, a similar amount would generally become due to Nomura under the purchased hedge.

Credit derivatives have a stated notional amount which represents the maximum payment Nomura may be required to make under the contract. However, this is generally not a true representation of the amount Nomura will actually pay as in addition to purchased credit protection, other risk mitigating factors reduce the likelihood and amount of any payment, including:

The probability of default: Nomura values credit derivatives taking into account the probability that the underlying reference asset will default and that Nomura will be required to make payments under the contract. Based on historical experience and Nomura’s assessment of the market, Nomura believes that the probability that all reference assets on which Nomura provides protection will default in a single period is remote. The disclosed notional amount, therefore, significantly overstates Nomura’s realistic exposure on these contracts.

The recovery value on the underlying asset: In the case of a default, Nomura’s liability on a contract is limited to the difference between the notional amount and the recovery value of the underlying reference asset. While the recovery value on a defaulted asset may be minimal, this does reduce amounts paid on these contracts.

Nomura holds assets as collateral in relation to written credit derivatives. However, these amounts do not enable Nomura to recover any amounts paid under the credit derivative but rather mitigate the risk of economic loss arising from a counterparty defaulting against amounts due to Nomura under the contract. Collateral requirements are determined on a counterparty level rather than individual contract, and also generally cover all types of derivative contracts rather than just credit derivatives.

The following tables present information about Nomura’s written credit derivatives and purchased credit protection with identical underlyings as of March 31, 2012 and March 31, 2013.

	Billions of yen
	March 31, 2012
		Maximum potential payout/Notional					Notional
			Years to maturity				Purchased credit protection
	Carrying value (Asset) / Liability(1)	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Single-name credit default swaps	¥562	¥20,159	¥2,902	¥6,750	¥8,510	¥1,997	¥18,692
Credit default indices	124	10,738	1,667	2,089	5,807	1,175	9,334
Other credit risk related portfolio products	223	3,298	1,084	1,201	441	572	2,138
Credit risk related options and swaptions	(1)	781	0	—	439	342	651

Total	¥908	¥34,976	¥5,653	¥10,040	¥15,197	¥4,086	¥30,815

	Billions of yen
	March 31, 2013
		Maximum potential payout/Notional					Notional
			Years to maturity				Purchased credit protection
	Carrying value (Asset) / Liability(1)	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Single-name credit default swaps	¥210	¥24,659	¥4,575	¥7,961	¥9,877	¥2,246	¥22,431
Credit default indices	(16)	12,722	1,482	3,555	6,815	870	11,592
Other credit risk related portfolio products	230	2,586	666	1,112	215	593	1,710
Credit risk related options and swaptions	0	51	—	—	27	24	42

Total	¥424	¥40,018	¥6,723	¥12,628	¥16,934	¥3,733	¥35,775

(1)	Carrying value amounts are shown on a gross basis prior to cash collateral or counterparty netting.

The following tables present information about Nomura’s written credit derivatives by external credit rating of the underlying asset. Ratings are based on Standard & Poor’s Financial Services LLC (“S&P”), or if not rated by S&P, based on Moody’s Investors Service, Inc. If ratings from either of these agencies are not available, the ratings are based on Fitch Ratings Ltd. or Japan Credit Rating Agency, Ltd. For credit default indices, the rating is determined by taking the weighted average of the external credit ratings given for each of the underlying reference entities comprising the portfolio or index.

	Billions of yen
	March 31, 2012
	Maximum potential payout/Notional
	AAA	AA	A	BBB	BB	Other(1)	Total
Single-name credit default swaps	¥2,196	¥1,749	¥5,878	¥5,550	¥2,974	¥1,812	¥20,159
Credit default indices	140	711	5,358	2,905	1,619	5	10,738
Other credit risk related portfolio products	20	18	3	111	212	2,934	3,298
Credit risk related options and swaptions	0	0	137	532	112	—	781

Total	¥2,356	¥2,478	¥11,376	¥9,098	¥4,917	¥4,751	¥34,976

	Billions of yen
	March 31, 2013
	Maximum potential payout/Notional
	AAA	AA	A	BBB	BB	Other(1)	Total
Single-name credit default swaps	¥2,400	¥1,594	¥5,945	¥8,208	¥4,073	¥2,439	¥24,659
Credit default indices	14	589	6,360	3,516	1,910	333	12,722
Other credit risk related portfolio products	77	17	9	127	243	2,113	2,586
Credit risk related options and swaptions	—	—	18	—	33	—	51

Total	¥2,491	¥2,200	¥12,332	¥11,851	¥6,259	¥4,885	¥40,018

(1)	“Other” includes credit derivatives where the credit rating of the underlying reference asset is below investment grade or where a rating is unavailable.

Private equity business	12 Months Ended
Mar. 31, 2013
Private equity business

4. Private equity business:

Nomura makes private equity investments primarily in Japan and Europe.

Private equity investments made by certain entities which Nomura consolidates under either a voting interest or variable interest model which are investment companies pursuant to the provisions of ASC 946 (“investment company subsidiaries”) are accounted for at fair value, with changes in fair value recognized through the consolidated statements of income. Investment company accounting applied by each of these investment company subsidiaries is retained in these consolidated financial statements within this annual report.

These entities make private equity investments solely for capital appreciation, current income or both rather than to generate strategic operating benefits to Nomura. In accordance with Nomura investment policies, non-investment companies within the group may not make investments in entities engaged in non-core businesses if such investments would result in consolidation or application of the equity method of accounting. Such investments may generally only be made by investment company subsidiaries. Non-core businesses are defined as those engaged in activities other than Nomura’s business segments.

Nomura also has a subsidiary which is not an investment company but which makes investments in entities engaged in Nomura’s core businesses. These investments are made for capital appreciation or current income purposes or both and are also carried at fair value, either because of election of the fair value option or other U.S. GAAP requirements.

Private equity business in Japan

Nomura has an established private equity business in Japan, which has been operated primarily through a wholly-owned subsidiary, Nomura Principal Finance Co., Ltd (“NPF”). NPF is an investment company subsidiary pursuant to the provisions of ASC 946 and therefore has carried all of its investments at fair value, with changes in fair value recognized through the consolidated statements of income.

Since its inception in 2000, NPF has made investments in 21 entities, however, Nomura exited from the majority of these investments for the year ended March 31, 2012 and as a result, the fair value of its investment portfolio as of March 31, 2012 was ¥789 million. Nomura exited from the remaining investments held by NPF during the year ended March 31, 2013, therefore, the fair value of its investment portfolio was ¥nil as of March 31, 2013.

Nomura also makes private equity investments through another wholly-owned subsidiary, Nomura Financial Partners Co., Ltd. (“NFP”), NFP is not an investment company subsidiary as it invests in entities engaged in Nomura’s core business. Nomura elected the fair value option to account for its 47.0% investment in the common stock of Ashikaga Holdings.

Private equity business in Europe

In Europe, Nomura’s private equity investments primarily comprise legacy investments made by its former Principal Finance Group (“PFG”) now managed by Terra Firma (collectively referred to as the “Terra Firma Investments”), investments in other funds managed by Terra Firma (“Other Terra Firma Funds”) and through other investment company subsidiaries (“Other Investments”).

Terra Firma Investments

Following a review to determine the optimum structure for Nomura’s European private equity business, on March 27, 2002, Nomura restructured PFG and, as a result, contributed its investments in certain of its remaining investee companies to Terra Firma Capital Partners I (“TFCP I”), a limited partnership which is engaged in the private equity business, in exchange for a limited partnership interest. Terra Firma Investments (GP) Limited, the general partner of TFCP I, which is independent of Nomura, assumed the management and control of these investments, together with one other PFG investment, Annington Holdings plc (“Annington”), which due to contractual restrictions was not transferred to the partnership.

With effect from March 27, 2002, Nomura ceased consolidating the Terra Firma Investments and accounted for those investments at fair value in accordance with ASC 946.

The Terra Firma Investments are held by entities which are investment company subsidiaries and therefore Nomura had accounted for these investments at fair value, with changes in fair value recognized through the consolidated statements of income.

In December 2012, Nomura completed the sale of Annington to Terra Firma and as a result, the fair value of the Terra Firma Investments fell from ¥102,649 million as of March 31, 2012 to ¥nil as of March 31, 2013.

Other Terra Firma Funds

In addition to the Terra Firma Investments, Nomura is a 10% investor in a ¥234 billion private equity fund (“TFCP II”) and a 2% investor in a ¥623 billion private equity fund (“TFCP III”), also raised and managed by Terra Firma Capital Partners Limited.

Nomura’s total commitment for TFCP II was originally ¥23,362 million and reduced to ¥4,001 million as a result of adjustments for recyclable distributions. As of March 31, 2013, ¥3,957 million had been drawn down for investments.

For TFCP III, Nomura’s total commitment was ¥11,793 million and ¥11,094 million had been drawn down for investments as of March 31, 2013.

The investments in TFCP II and TFCP III are carried at fair value, with changes in fair value recognized through the consolidated statements of income.

Other Investments

Nomura also makes private equity investments in Europe through wholly-owned subsidiaries and other consolidated entities which have third party pooling of funds. Certain of these entities are investment company subsidiaries and therefore all of their investments are carried at fair value, with changes in fair value recognized through the consolidated statements of income.

Investment company accounting	12 Months Ended
Mar. 31, 2013
Investment company accounting

5. Investment company accounting

Certain entities, including NPF, are investment companies and therefore carry all of their investments at fair value, with changes in fair value recognized through the consolidated statements of income.

The following table summarizes the aggregate fair value and the cost of investments held by all investment company subsidiaries within Nomura and for which investment company accounting has been retained in these consolidated financial statements.

	Millions of yen
	March 31
	2012	2013
Closing cost(1)	¥31,691	¥24,393
Gross unrealized appreciation	110,600	11,711
Gross unrealized depreciation	(9,971)	(7,277)

Closing fair value	¥132,320	¥28,827

(1)	Cost is defined as the historical cost of each investment (i.e. purchase price) as adjusted for subsequent additional investment.

The following table summarizes performance of the investments held by investment company subsidiaries during the period.

	Millions of yen
	March 31
	2011	2012	2013
Opening fair value	¥267,168	¥208,754	¥132,320
Purchase / (sales) of investees during the period(1)	(70,292)	(109,724)	(127,396)
Realized gains / (losses) during the period(2)	10,070	35,931	19,181
Change in unrealized gains / (losses) during the period(3)	1,808	(2,641)	4,722

Closing fair value	¥208,754	¥132,320	¥28,827

(1)	Acquisition cost of new investees and additional investments or sales proceeds of investees disposed of during the period.
(2)	Realized gains and losses are calculated as the difference between sales proceeds and the carrying values.
(3)	Includes the effect of foreign exchange movements.

Collateralized transactions	12 Months Ended
Mar. 31, 2013
Collateralized transactions

6. Collateralized transactions:

Nomura enters into collateralized transactions, including resale and repurchase agreements, securities borrowed and loaned transactions, and other secured borrowings mainly to meet clients’ needs, finance trading inventory positions and obtain securities for settlements. Under these transactions, Nomura either receives or provides collateral, including Japanese and non-Japanese government, agency, mortgage-backed, bank and corporate debt securities and equities. In many cases, Nomura is permitted to use the securities received to secure repurchase agreements, enter into securities lending transactions or to cover short positions with counterparties. Securities borrowed transactions generally require Nomura to provide the counterparty with collateral in the form of cash or other securities. For securities loaned transactions, Nomura generally receives collateral in the form of cash or other securities. Nomura monitors the market value of the securities borrowed or loaned and requires additional cash or securities, as necessary, to ensure that such transactions are adequately collateralized.

The fair value of securities received as collateral, securities borrowed with collateral and securities borrowed without collateral which Nomura is permitted to sell or repledge and the portion that has been sold or repledged are as follows.

	Billions of yen
	March 31
	2012	2013
The fair value of securities received as collateral, securities borrowed as collateral and securities borrowed without collateral where Nomura is permitted by contract or custom to sell or repledge the securities	¥32,075	¥35,281
The portion of the above that has been sold (reported within Trading liabilities in the consolidated balance sheets) or repledged	23,895	28,488

Nomura pledges firm-owned securities to collateralize repurchase agreements and other secured financings. Pledged securities that can be sold or repledged by the secured party, including Gensaki Repo transactions, are reported in parentheses as Securities pledged as collateral within Trading assets in the consolidated balance sheets. Assets owned, which have been pledged as collateral, primarily to stock exchanges and clearing organizations, without allowing the secured party the right to sell or repledge them, are summarized in the tables below.

	Millions of yen
	March 31
	2012	2013
Trading assets:
Equities and convertible securities	¥47,966	¥86,108
Government and government agency securities	1,333,482	1,314,277
Bank and corporate debt securities	139,863	161,233
Commercial mortgage-backed securities (“CMBS”)	40,183	33,723
Residential mortgage-backed securities (“RMBS”)	1,527,946	1,674,898
Collateralized debt obligations (“CDO”) and other(1)	82,298	84,065
Investment trust funds and other	—	16,335
Deposits with stock exchanges and other segregated cash	—	4,110

	¥3,171,738	¥3,374,749

Non-trading debt securities	¥54,969	¥49,811
Investments in and advances to affiliated companies	¥33,921	¥37,636

(1)	Includes CLO and ABS those on credit card loans, auto loans and student loans.

Assets subject to lien, except for those disclosed above, are as follows.

	Millions of yen
	March 31
	2012	2013
Loans and receivables	¥55,236	¥706
Trading assets	1,515,079	1,208,753
Office buildings, land, equipment and facilities	116,530	955
Non-trading debt securities	337,681	315,781
Other	260,683	83

	¥2,285,209	¥1,526,278

Assets in the above table were primarily pledged for secured borrowings, including other secured borrowings, collateralized borrowings of consolidated VIEs and trading balances of secured borrowings, and derivative transactions. See Note 13 “Borrowings” for further information regarding trading balances of secured borrowings.

Non-trading securities	12 Months Ended
Mar. 31, 2013
Non-trading securities

7. Non-trading securities:

Non-trading securities held by Nomura’s insurance subsidiary are carried at fair value within Other assets—Non-trading debt securities and Other assets—Other in the consolidated balance sheets, and unrealized changes in fair value are reported net-of-tax within Other comprehensive income (loss) in the consolidated statements of comprehensive income. Realized gains and losses on non-trading securities are recognized within Revenue—Other in the consolidated statements of income.

The following tables present information regarding the cost and/or amortized cost, gross unrealized gains and losses and fair value of non-trading securities held by Nomura’s insurance subsidiary as of March 31, 2012 and 2013.

	Millions of yen
	March 31, 2012
	Cost and/or amortized cost	Unrealized gains and losses		Fair value
		Gross unrealized gains	Gross unrealized losses
Government, agency and municipal securities	¥150,203	¥445	¥164	¥150,484
Other debt securities	37,356	115	182	37,289
Equity securities	53,358	3,194	2,069	54,483

Total	¥240,917	¥3,754	¥2,415	¥242,256

	Millions of yen
	March 31, 2013
	Cost and/or amortized cost	Unrealized gains and losses		Fair value
		Gross unrealized gains	Gross unrealized losses
Government, agency and municipal securities	¥177,374	¥5,294	¥126	¥182,542
Other debt securities	54,032	726	86	54,672
Equity securities	39,997	12,923	109	52,811

Total	¥271,403	¥18,943	¥321	¥290,025

For the year ended March 31, 2012, non-trading securities of ¥317,806 million were disposed of resulting in ¥6,331 million of realized gains and ¥1,282 million of realized losses. Total proceeds received from these disposals were ¥322,855 million. For the year ended March 31, 2013, non-trading securities of ¥525,965 million were disposed of resulting in ¥12,050 million of realized gains and ¥1,134 million of realized losses. Total proceeds received from these disposals were ¥536,881 million. Related gains and losses were computed using the average method.

The following table presents an analysis of the fair value of non-trading debt securities by residual contractual maturity as of March 31, 2013. Actual maturities may differ from contractual maturities as certain securities contain features that allow redemption of the securities prior to their contractual maturity.

	Millions of yen
	March 31, 2013
		Years to maturity
	Total	Less than 1 year	1 to 5 years	5 to 10 years	More than 10 years
Non-trading debt securities	¥237,214	¥36,906	¥84,878	¥98,199	¥17,231

The following tables present the fair value and gross unrealized losses of non-trading securities aggregated by the length of time that individual securities have been in a continuous unrealized loss position as of March 31, 2012 and 2013.

	Millions of yen
	March 31, 2012
	Less than 12 months		More than 12 months		Total
	Fair value	Gross unrealized losses	Fair value	Gross unrealized losses	Fair value	Gross unrealized losses
Government, agency and municipal securities	¥14,954	¥164	¥—	¥—	¥14,954	¥164
Other debt securities	5,920	182	—	—	5,920	182
Equity securities	21,049	2,069	—	—	21,049	2,069

Total	¥41,923	¥2,415	¥—	¥—	¥41,923	¥2,415

	Millions of yen
	March 31, 2013
	Less than 12 months		More than 12 months		Total
	Fair value	Gross unrealized losses	Fair value	Gross unrealized losses	Fair value	Gross unrealized losses
Government, agency and municipal securities	¥56,400	¥80	¥2,903	¥46	¥59,303	¥126
Other debt securities	10,404	86	—	—	10,404	86
Equity securities	1,517	109	—	—	1,517	109

Total	¥68,321	¥275	¥2,903	¥46	¥71,224	¥321

As of March 31, 2012, the total number of non-trading securities in unrealized loss positions was approximately 70. As of March 31, 2013, the total number of non-trading securities in unrealized loss positions was approximately 80.

For the years ended March 31, 2012 and 2013, other-than-temporary impairment losses recognized for non-trading equity securities and reported within Revenue—Other were ¥1,078 million and ¥4,900 million, respectively. For the year ended March 31, 2013 the credit loss component of other-than-temporary impairment losses recognized for non-trading debt securities were not significant. For the year ended March 31, 2013, the non-credit loss component of other-than-temporary impairment losses recognized for certain non-trading debt securities and reported within Other comprehensive income (loss) were ¥7 million. For the year ended March 31, 2013, other gross unrealized losses of non-trading securities were considered temporary.

Securitizations and Variable Interest Entities	12 Months Ended
Mar. 31, 2013
Securitizations and Variable Interest Entities

8. Securitizations and Variable Interest Entities:

Securitizations

Nomura utilizes special purpose entities (“SPEs”) to securitize commercial and residential mortgage loans, government agency and corporate securities and other types of financial assets. Those SPEs are incorporated as stock companies, Tokumei kumiai (silent partnerships), Cayman special purpose companies (“SPCs”) or trust accounts. Nomura’s involvement with SPEs includes structuring SPEs, underwriting, distributing and selling debt instruments and beneficial interests issued by SPEs to investors. Nomura accounts for the transfer of financial assets in accordance with ASC 860. This statement requires that Nomura accounts for the transfer of financial assets as a sale when Nomura relinquishes control over the assets. ASC 860 deems control to be relinquished when the following conditions are met: (a) the assets have been isolated from the transferor (even in bankruptcy or other receivership), (b) the transferee has the right to pledge or exchange the assets received, or if the transferee is an entity whose sole purpose is to engage in securitization or asset-backed financing activities, the holders of its beneficial interests have the right to pledge or exchange the beneficial interests, and (c) the transferor has not maintained effective control over the transferred assets. Nomura may retain an interest in the financial assets, including residual interests in the SPEs. Any such interests are accounted for at fair value and reported within Trading assets in Nomura’s consolidated balance sheets, with the change in fair value reported within Revenue-Net gain on trading. Fair value for retained interests in securitized financial assets is determined by using observable prices; or in cases where observable prices are not available for certain retained interests, Nomura estimates fair value based on the present value of expected future cash flows using its best estimates of the key assumptions, including forecasted credit losses, prepayment rates, forward yield curves and discount rates commensurate with the risks involved. Nomura may also enter into derivative transactions in relation to the assets transferred to an SPE.

As noted above, Nomura may have continuing involvement with SPEs to which Nomura transferred assets. For the years ended March 31, 2012 and 2013, Nomura received cash proceeds from SPEs in new securitizations of ¥349 billion and ¥407 billion, respectively, and the amounts of associated profit on sale were not significant. For the years ended March 31, 2012 and 2013, Nomura received debt securities issued by these SPEs with an initial fair value of ¥1,336 billion and ¥1,783 billion, respectively, and cash inflows from third parties on the sale of those debt securities of ¥723 billion and ¥951 billion, respectively. The cumulative balance of financial assets transferred to SPEs with which Nomura has continuing involvement was ¥3,782 billion and ¥4,109 billion as of March 31, 2012 and 2013, respectively. Nomura’s retained interests were ¥165 billion and ¥300 billion as of March 31, 2012 and 2013, respectively. For the years ended March 31, 2012 and 2013, Nomura received cash flows of ¥14 billion and ¥26 billion, respectively, from the SPEs on the retained interests held in the SPEs. Nomura had outstanding collateral service agreements and written credit default swap agreements in the amount of ¥27 billion and ¥18 billion as of March 31, 2012 and 2013, respectively. Nomura does not provide financial support to SPEs beyond its contractual obligations.

The following tables present the fair value of retained interests where Nomura has continuing involvement in SPEs and their classification in the fair value hierarchy, categorized by the type of transferred assets.

	Billions of yen
	March 31, 2012
	Level 1	Level 2	Level 3	Total	Investment grade	Other
Government, agency and municipal securities	¥—	¥163	¥—	¥163	¥161	¥2
Bank and corporate debt securities	—	—	0	0	—	0
Mortgage and mortgage-backed securities	—	—	2	2	2	—

Total	¥—	¥163	¥2	¥165	¥163	¥2

	Billions of yen
	March 31, 2013
	Level 1	Level 2	Level 3	Total	Investment grade	Other
Government, agency and municipal securities	¥—	¥296	¥—	¥296	¥296	¥—
Bank and corporate debt securities	—	—	0	0	—	0
Mortgage and mortgage-backed securities	—	2	2	4	2	2

Total	¥—	¥298	¥2	¥300	¥298	¥2

The following table presents the key economic assumptions used to determine the fair value of the retained interests and the sensitivity of this fair value to immediate adverse changes of 10% and 20% in those assumptions.

	Billions of yen, except percentages
	Material retained interests held(1) as of March 31
	2012	2013
Fair value of retained interests(1)	¥157	¥288
Weighted-average life (Years)	7.0	6.0
Constant prepayment rate	8.1%	10.1%
Impact of 10% adverse change	(1.3)	(2.6)
Impact of 20% adverse change	(2.4)	(5.0)
Discount rate	3.3%	3.6%
Impact of 10% adverse change	(3.7)	(4.2)
Impact of 20% adverse change	(7.1)	(8.2)

(1)	The sensitivity analysis covers the material retained interests held of ¥157 billion out of ¥165 billion as of March 31, 2012 and ¥288 billion out of ¥300 billion as of March 31, 2013. Nomura considers the amount or the probability of anticipated credit loss from the retained interests which Nomura continuously holds would be minimal.

Changes in fair value based on 10% or 20% adverse changes generally cannot be extrapolated since the relationship of the change in assumption to the change in fair value may not be linear. The impact of a change in a particular assumption is calculated holding all other assumptions constant. For this reason, concurrent changes in assumptions may magnify or counteract the sensitivities disclosed above. The sensitivity analyses are hypothetical and do not reflect Nomura’s risk management practices that may be undertaken under those stress scenarios.

The following table presents the type and carrying value of financial assets included within Trading assets which have been transferred to SPEs but which do not meet the criteria for derecognition under ASC 860. These transfers are accounted for as secured financing transactions and generally reported within Long-term borrowings. The assets are pledged as collateral of the associated liabilities and cannot be removed unilaterally by Nomura and the liabilities are non-recourse to Nomura.

	Billions of yen
	March 31
	2012	2013
Assets
Trading assets
Equities	¥116	¥72
Debt securities	84	86
Mortgage and mortgage-backed securities	27	24
Long-term loans receivable	21	8

Total	¥248	¥190

Liabilities
Long-term borrowings	¥223	¥177

Variable Interest Entities (“VIEs”)

In the normal course of business, Nomura acts as a transferor of financial assets to VIEs, and underwriter, distributor, and seller of repackaged financial instruments issued by VIEs in connection with its securitization and equity derivative activities. Nomura retains, purchases and sells variable interests in VIEs in connection with its market-making, investing and structuring activities. Nomura consolidates VIEs for which Nomura is the primary beneficiary, including those that were created to market structured securities to investors by repackaging corporate convertible securities, mortgages and mortgage-backed securities. Certain VIEs used in connection with Nomura’s aircraft leasing business as well as other purposes are consolidated. Nomura also consolidates certain investment funds, which are VIEs, and for which Nomura is the primary beneficiary.

The following table presents the classification of consolidated VIEs’ assets and liabilities in these consolidated financial statements. The assets of a consolidated VIE may only be used to settle obligations of that VIE. Creditors do not have any recourse to Nomura beyond the assets held in the VIEs.

	Billions of yen
	March 31
	2012		2013
Consolidated VIE assets
Cash and cash equivalents	¥52		¥13
Trading assets
Equities	730		353
Debt securities	180		200
Mortgage and mortgage-backed securities	84		138
Investment trust funds and other	0		—
Derivatives	4		3
Private equity investments	1		1
Securities purchased under agreements to resell	7		12
Office buildings, land, equipment and facilities	140	(2)	17
Other(1)	408	(2)	64

Total	¥1,606		¥801

Consolidated VIE liabilities
Trading liabilities
Debt securities	¥4		¥6
Derivatives	38		15
Securities sold under agreements to repurchase	0		4
Borrowings
Long-term borrowings	992		458
Other	35		7

Total	¥1,069		¥490

(1)	Includes aircraft purchase deposits of ¥17 billion and ¥16 billion as of March 31, 2012 and 2013, respectively. In relation to these aircraft purchase deposits, certain of these SPEs have commitments to purchase aircraft. See Note 22 “Commitments, contingencies and guarantees” for further information.
(2)	Includes real estate and real estate for sale held by SPEs related to a consolidated subsidiary. That subsidiary was de-consolidated during the year ended March 31, 2013.

Nomura also holds variable interests in VIEs where Nomura is not the primary beneficiary. Nomura’s variable interests in such VIEs include senior and subordinated debt, residual interests, and equity interests associated with commercial and residential mortgage-backed and other asset-backed securitizations and structured financings, equity interests in VIEs which were formed primarily to acquire high yield leveraged loans and other lower investment grade debt obligations, residual interests in operating leases for aircraft held by VIEs, and loans and investments in VIEs that acquire operating businesses.

The following tables present the carrying amount of variable interests of unconsolidated VIEs and maximum exposure to loss associated with these variable interests. Maximum exposure to loss does not reflect Nomura’s estimate of the actual losses that could result from adverse changes, nor does it reflect the economic hedges Nomura enters into to reduce its exposure. The risks associated with VIEs in which Nomura is involved are limited to the amount recorded in the consolidated balance sheets, the amount of commitments and financial guarantees and the notional amount of the derivative instruments. Nomura believes the notional amount of derivative instruments generally exceeds the amount of actual risk.

	Billions of yen
	March 31, 2012
	Carrying amount of variable interests		Maximum exposure to loss to unconsolidated VIEs
	Assets	Liabilities
Trading assets and liabilities
Equities	¥58	¥—	¥58
Debt securities	133	—	133
Mortgage and mortgage-backed securities	2,137	—	2,137
Investment trust funds and other	96	—	96
Derivatives	0	9	27
Private equity investments	25	—	25
Loans
Short-term loans	2	—	2
Long-term loans	29	—	29
Other	5	—	5
Commitments to extend credit and other guarantees	—	—	19

Total	¥2,485	¥9	¥2,531

	Billions of yen
	March 31, 2013
	Carrying amount of variable interests		Maximum exposure to loss to unconsolidated VIEs
	Assets	Liabilities
Trading assets and liabilities
Equities	¥65	¥—	¥65
Debt securities	173	—	173
Mortgage and mortgage-backed securities	2,843	—	2,843
Investment trust funds and other	161	—	161
Derivatives	0	—	18
Private equity investments	28	—	28
Loans
Short-term loans	7	—	7
Long-term loans	82	—	82
Other	4	—	4
Commitments to extend credit and other guarantees	—	—	33

Total	¥3,363	¥—	¥3,414

Financing receivables	12 Months Ended
Mar. 31, 2013
Financing receivables

9. Financing receivables:

In the normal course of business, Nomura extends financing to clients primarily in the form of collateralized agreements such as reverse repurchase agreements and securities borrowing transactions and loans. These financing receivables are recognized as assets on Nomura’s consolidated balance sheets and provide a contractual right to receive money either on demand or on future fixed or determinable dates.

Collateralized agreements

Collateralized agreements consist of reverse repurchase agreements disclosed as Securities purchased under agreements to resell and securities borrowing transactions disclosed as Securities borrowed in the consolidated balance sheets, including those executed under Gensaki Repo agreements. Reverse repurchase agreements and securities borrowing transactions principally involve the buying of government and government agency securities from customers under agreements that also require Nomura to resell these securities to those customers. Nomura monitors the value of the underlying securities on a daily basis to the related receivables, including accrued interest, and requests or returns additional collateral when appropriate. Reverse repurchase agreements and securities borrowing transactions are generally recorded in the consolidated balance sheets at the amount at which the securities are purchased with applicable accrued interest. No allowance for credit losses is generally recorded on these transactions due to the strict collateralization requirements.

Loans receivable

The key types of loans receivable recognized by Nomura are loans at banks, short-term secured margin loans, inter-bank money market loans and corporate loans.

Loans at banks include both retail and commercial secured and unsecured loans extended by licensed banking entities within Nomura such as The Nomura Trust & Banking Co., Ltd and Nomura Bank International plc. For both retail and commercial loans secured by real estate or securities, Nomura is exposed to the risk of a decline in the value of the underlying collateral. Loans at banks also include unsecured commercial loans provided to investment banking clients for relationship purposes. Nomura is exposed to risk of default of the counterparty, although these counterparties usually have high credit ratings. Where loans are secured by guarantees, Nomura is also exposed to the risk of default by the guarantor.

Short-term secured margin loans are loans provided to clients in connection with securities brokerage business. These loans provide funding for clients in order to purchase securities. Nomura requests initial margin in the form of acceptable collateral securities or deposits against these loans and holds the purchased securities as collateral through the life of the loans. If the value of the securities declines by more than specified amounts, Nomura can make additional margin calls in order to maintain a specified ratio of loan-to-value (“LTV”) ratio. For these reasons, the risk to Nomura of providing these loans is limited.

Inter-bank money market loans are loans to financial institutions in the inter-bank money market, where overnight and intra-day financings are traded through money market dealers. The risk to Nomura of making these loans is not significant as only qualified financial institutions can participate in these markets and these loans are usually overnight or short-term in nature.

Corporate loans are primarily commercial loans provided to corporate clients extended by non-licensed banking entities within Nomura. Corporate loans include loans secured by real estate or securities, as well as unsecured commercial loans provided to investment banking clients for relationship purposes. The risk to Nomura of making these loans is similar to those risks arising from commercial loans reported in loans at banks.

In addition to the loans above, Nomura has advances to affiliated companies which are loans provided to related parties of Nomura. As these loans are generally not secured, Nomura is exposed to the risk of default of the counterparty.

The following tables present a summary of loans receivable reported within Loans receivable or Investments in and advances to affiliated companies in the consolidated balance sheets by portfolio segment.

	Millions of yen
	March 31, 2012
	Carried at amortized cost	Carried at fair value(1)	Total
Loans receivable
Loans at banks	¥235,407	¥50,109	¥285,516
Short-term secured margin loans	165,246	—	165,246
Inter-bank money market loans	95,461	—	95,461
Corporate loans	338,906	408,243	747,149

Total loans receivable	¥835,020	¥458,352	¥1,293,372

Advances to affiliated companies	10,649	—	10,649

Total	¥845,669	¥458,352	¥1,304,021

	Millions of yen
	March 31, 2013
	Carried at amortized cost	Carried at fair value(1)	Total
Loans receivable
Loans at banks	¥263,608	¥153	¥263,761
Short-term secured margin loans	288,574	—	288,574
Inter-bank money market loans	76,968	—	76,968
Corporate loans	422,295	523,896	946,191

Total loans receivable	¥1,051,445	¥524,049	¥1,575,494

Advances to affiliated companies	12,376	—	12,376

Total	¥1,063,821	¥524,049	¥1,587,870

(1)	Includes loans receivable and loan commitments carried at fair value through election of the fair value option.

There were no significant purchases or sales of loans receivable and no reclassifications of loans receivable to trading assets during the years ended March 31, 2012 and 2013.

Allowance for loan losses

Management establishes an allowance for loan losses for loans carried at amortized cost which reflects management’s best estimate of probable losses incurred. The allowance for loan losses which is reported in the consolidated balance sheets within Allowance for doubtful accounts comprises two components:

•	A specific component for loans which have been individually evaluated for impairment; and

•	A general component for loans which, while not individually evaluated for impairment, have been collectively evaluated for impairment based on historical loss experience

The specific component of the allowance for loan losses reflects probable losses incurred within loans which have been individually evaluated for impairment. A loan is defined as being impaired when, based on current information and events, it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. Factors considered by management in determining impairment include an assessment of the ability of borrowers to pay by considering various factors such as the nature of the loan, prior loan loss experience, current economic conditions, the current financial situation of the borrower and the fair value of any underlying collateral. Loans that experience insignificant payment delays or insignificant payment shortfalls are not classified as impaired. The impairment is measured on a loan by loan basis by adjusting the carrying value of the loan to either the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s observable market price, or the fair value of the collateral if the loan is collateral dependent.

The general component of the allowance for loan losses is for loans not individually evaluated for impairment and includes judgment about collectability based on available information at the balance sheet date and the uncertainties inherent in those underlying assumptions. The allowance is based on historical loss experience adjusted for qualitative factors such as current economic conditions.

While management has based its estimate of the allowance for loan losses on the best information available, future adjustments to the allowance for loan losses may be necessary as a result of changes in the economic environment or variances between actual results and original assumptions.

Loans are charged-off when Nomura determines that the loans are uncollectible. This determination is based on factors such as the occurrence of significant changes in the borrower’s financial position such that the borrower can no longer pay the obligation or that the proceeds from collateral will not be sufficient to pay the loans.

The following tables present changes in the allowance for losses for the years ended March 31, 2011, 2012 and 2013.

	Millions of yen
	Year ended March 31, 2011
	Allowance for loan losses
	Loans at banks	Short-term secured margin loans	Inter-bank money market loans	Corporate loans	Advances to affiliated companies	Subtotal	Allowance for receivables other than loans	Total allowance for doubtful accounts
Opening balance	¥783	¥25	¥5	¥3,576	¥—	¥4,389	¥1,036	¥5,425
Provision for losses	(253)	13	(5)	(599)	11	(833)	143	(690)
Charge-offs	(32)	—	—	—	—	(32)	(59)	(91)
Other(1)	(159)	(1)	—	445	—	285	(69)	216

Ending balance	¥339	¥37	¥—	¥3,422	¥11	¥3,809	¥1,051	¥4,860

	Millions of yen
	Year ended March 31, 2012
	Allowance for loan losses
	Loans at banks	Short-term secured margin loans	Inter-bank money market loans	Corporate loans	Advances to affiliated companies	Subtotal	Allowance for receivables other than loans	Total allowance for doubtful accounts
Opening balance	¥339	¥37	¥—	¥3,422	¥11	¥3,809	¥1,051	¥4,860
Provision for losses	213	(11)	—	(592)	40	(350)	20	(330)
Charge-offs	—	(2)	—	—	—	(2)	(1)	(3)
Other(1)	—	(0)	—	(72)	—	(72)	433	361

Ending balance	¥552	¥24	¥—	¥2,758	¥51	¥3,385	¥1,503	¥4,888

	Millions of yen
	Year ended March 31, 2013
	Allowance for loan losses
	Loans at banks	Short-term secured margin loans	Inter-bank money market loans	Corporate loans	Advances to affiliated companies	Subtotal	Allowance for receivables other than loans	Total allowance for doubtful accounts
Opening balance	¥552	¥24	¥—	¥2,758	¥51	¥3,385	¥1,503	¥4,888
Provision for losses	238	13	—	(2,630)	(22)	(2,401)	(13)	(2,414)
Charge-offs	(1)	(11)	—	(26)	—	(38)	—	(38)
Other(1)	—	0	—	(7)	—	(7)	(171)	(178)

Ending balance	¥789	¥26	¥—	¥95	¥29	¥939	¥1,319	¥2,258

(1)	Includes the effect of foreign exchange movements.

The following tables present the allowance for loan losses and loans by impairment methodology and type of loans as of March 31, 2012 and 2013.

	Millions of yen
	March 31, 2012
	Loans at banks	Short-term secured margin loans	Inter-bank money market loans	Corporate loans	Advances to affiliated companies	Total
Allowance by impairment methodology
Evaluated individually	¥14	¥10	¥—	¥2,680	¥—	¥2,704
Evaluated collectively	538	14	—	78	51	681

Total allowance for loan losses	¥552	¥24	¥—	¥2,758	¥51	¥3,385

Loans by impairment methodology
Evaluated individually	¥212	¥58,636	¥95,461	¥329,312	¥394	¥484,015
Evaluated collectively	235,195	106,610	—	9,594	10,255	361,654

Total loans	¥235,407	¥165,246	¥95,461	¥338,906	¥10,649	¥845,669

	Millions of yen
	March 31, 2013
	Loans at banks	Short-term secured margin loans	Inter-bank money market loans	Corporate loans	Advances to affiliated companies	Total
Allowance by impairment methodology
Evaluated individually	¥6	¥—	¥—	¥7	¥—	¥13
Evaluated collectively	783	26	—	88	29	926

Total allowance for loan losses	¥789	¥26	¥—	¥95	¥29	¥939

Loans by impairment methodology
Evaluated individually	¥76	¥83,399	¥76,968	¥412,675	¥5,595	¥578,713
Evaluated collectively	263,532	205,175	—	9,620	6,781	485,108

Total loans	¥263,608	¥288,574	¥76,968	¥422,295	¥12,376	¥1,063,821

Nonaccrual and past due loans

Loans which are individually evaluated as impaired are assessed for nonaccrual status in accordance with Nomura’s policy. When it is determined to suspend interest accrual as a result of an assessment, any accrued but unpaid interest is reversed. Loans are generally only returned to an accrual status if the loan is brought contractually current, i.e. all overdue principal and interest amounts are paid. In limited circumstances, a loan which has not been brought contractually current will also be returned to an accrual status if all principal and interest amounts contractually due are reasonably assured of repayment within a reasonable period of time or there has been a sustained period of repayment performance by the borrower.

As of March 31, 2012, there were ¥40,565 million of loans which were on a nonaccrual status, primarily unsecured corporate loans. The amount of loans which were 90 days past due was not significant.

As of March 31, 2013, there were ¥5,855 million of loans which were on a nonaccrual status, primarily secured corporate loans. The amount of loans which were 90 days past due was not significant.

Once a loan is impaired and placed on a nonaccrual status, interest income is subsequently recognized using the cash basis method.

Loan impairment and troubled debt restructurings

In the ordinary course of business, Nomura may choose to recognize impairment and also restructure a loan classified as held for investment either because of financial difficulties of the borrower, or simply as a result of market conditions or relationship reasons. A troubled debt restructuring (“TDR”) occurs when Nomura (as lender) for economic or legal reasons related to the borrower’s financial difficulties grants a concession to the borrower that Nomura would not otherwise consider.

Any loan being restructured under a TDR will generally already be identified as impaired with an applicable allowance recognized in the allowance for loan losses. If not (for example if the loan is collectively assessed for impairment with other loans), the restructuring of the loan under a TDR will immediately result in the loan as being classified as impaired. An impairment loss for a loan restructuring under a TDR which only involves modification of the loan’s terms (rather than receipt of assets in full or partial settlement) is calculated in the same way as any other impaired loan. Assets received in full or partial satisfaction of a loan in a TDR are recognized at fair value.

As of March 31, 2012, the amount of loans which were classified as impaired but against which no allowance for loan losses had been recognized was not significant. For impaired loans with a related allowance, the amount of recorded investment was ¥35,721 million, the total unpaid principal balance was ¥38,103 million and the related allowance was ¥2,693 million, primarily for unsecured corporate loans.

As of March 31, 2013, the amount of loans which were classified as impaired but against which no allowance for loan losses had been recognized was not significant. For impaired loans with a related allowance, the amount of recorded investment, the total unpaid principal balance and the related allowance was not significant.

The amount of TDRs which occurred during the years ended March 31, 2012 and 2013, was not significant.

Credit quality indicators

Nomura is exposed to credit risks deriving from a decline in the value of loans or a default caused by deterioration of creditworthiness or bankruptcy of the borrower. Nomura’s risk management framework for such credit risks is based on a risk assessment through an internal credit rating process, in depth pre-financing credit analysis of each individual loan and continuous post-financing monitoring of borrower’s creditworthiness. Loans considered as collateralized transactions are not subject to an internal credit rating process as Nomura monitors the value of posted collateral closely and understands means to prevent potential losses.

The following tables present an analysis of each class of loans not carried at fair value using Nomura’s internal ratings or equivalent credit quality indicators applied by subsidiaries as of March 31, 2012 and 2013.

	Millions of yen
	March 31, 2012
	AAA-BBB	BB-CCC	CC-D	Others(1)	Total
Secured loans at banks	¥92,207	¥29,169	¥—	¥33,511	¥154,887
Unsecured loans at banks	80,507	—	13	—	80,520
Short-term secured margin loans	—	—	—	165,246	165,246
Secured inter-bank money market loans	1,461	—	—	—	1,461
Unsecured inter-bank money market loans	94,000	—	—	—	94,000
Secured corporate loans	131,767	93,331	4,232	70,657	299,987
Unsecured corporate loans	1,339	37,580	—	—	38,919
Advances to affiliated companies	10,255	—	—	394	10,649

Total	¥411,536	¥160,080	¥4,245	¥269,808	¥845,669

	Millions of yen
	March 31, 2013
	AAA-BBB	BB-CCC	CC-D	Others(1)	Total
Secured loans at banks	¥105,199	¥30,826	¥—	¥33,208	¥169,233
Unsecured loans at banks	93,266	1,103	6	—	94,375
Short-term secured margin loans	—	—	—	288,574	288,574
Secured inter-bank money market loans	1,968	—	—	—	1,968
Unsecured inter-bank money market loans	75,000	—	—	—	75,000
Secured corporate loans	220,189	164,205	7,969	3,570	395,933
Unsecured corporate loans	—	26,362	—	—	26,362
Advances to affiliated companies	6,781	527	—	5,068	12,376

Total	¥502,403	¥223,023	¥7,975	¥330,420	¥1,063,821

(1)	Relate to collateralized exposures where a specified ratio of LTV is maintained.

Nomura reviews internal counterparty credit ratings at least once a year by using available borrower’s credit information including financial statements and other information. Internal counterparty credit ratings are also reviewed more frequently for high-risk borrowers or problematic exposures and any significant credit event of a counterparty will trigger an immediate credit review process.

Leases	12 Months Ended
Mar. 31, 2013
Leases

10. Leases:

Lessor

Nomura leases office buildings and aircraft in Japan and overseas. These leases are classified as operating leases and the related assets are stated at cost, net of accumulated depreciation, except for land, which is stated at cost in the consolidated balance sheets and reported within Other assets—Office buildings, land, equipment and facilities.

A portion of such rentals is paid from Nomura Research Institute, Ltd. (“NRI”), an affiliated company. See Note 21 “Affiliated companies and other equity-method investees” for more information.

The following table presents the lease deposits and rents received from NRI.

	Millions of yen
	As of or for the year ended March 31
	2011	2012	2013
Lease deposits	¥—	¥11,738	¥—
Rental income	—	3,848	4,272

The following table presents the types of assets which Nomura leases under operating leases.

	Millions of yen
	March 31, 2013
	Cost	Accumulated depreciation	Net carrying amount
Real estate(1)	¥3,426	¥(1,215)	¥2,211
Aircraft	17,872	(1,332)	16,540

Total	¥21,298	¥(2,547)	¥18,751

(1)	Cost, accumulated depreciation and net carrying amounts include amounts relating to real estate space utilized by Nomura.

Nomura recognized rental income of ¥2,747 million, ¥66,180 million and ¥78,667 million for the years ended March 31, 2011, 2012 and 2013, respectively in the consolidated statements of income within Revenue—Other.

The future minimum lease payments to be received on noncancelable operating leases as of March 31, 2013 was ¥7,187 million and this future minimum lease payments to be received are scheduled as below:

	Millions of yen
	Total	Years of receipt
		Less than 1 year	1 to 2 years	2 to 3 years	3 to 4 years	4 to 5 years	More than 5 years
Minimum lease payments to be received	¥7,187	¥1,350	¥1,239	¥1,166	¥581	¥490	¥2,361

Lessee

Nomura leases its office spaces, certain employees’ residential facilities and other facilities in Japan and overseas primarily under cancelable operating lease agreements which are customarily renewed upon expiration. Nomura also leases certain equipment and facilities in Japan and overseas under non-cancelable operating lease agreements. Rental expenses, net of sublease rental income, for the years ended March 31, 2011, 2012 and 2013 were ¥48,957 million, ¥43,536 million and ¥46,975 million, respectively. A portion of such rental expenses was paid to Nomura Land and Building Co., Ltd. (“NLB”) that became a consolidated subsidiary of Nomura in May 2011.

The following table presents lease deposits and rents paid to NLB.

	Millions of yen
	As of or for the year ended March 31
	2011	2012	2013
Lease deposits	¥4,229	¥—	¥—
Rental expenses(1)	4,358	622	—

(1)	Rental expenses for the year ended March 31, 2012 were those paid to NLB for the period before NLB was consolidated.

The following table presents the future minimum lease payments under non-cancelable operating leases with remaining terms exceeding one year as of March 31, 2013:

Millions of yen
March 31
2013
Total minimum lease payments	¥154,254
Less: Sublease rental income	(9,338)

Net minimum lease payments	¥144,916

The future minimum lease payments above are scheduled as below as of March 31, 2013:

	Millions of yen
		Years of payment
	Total	Less than 1 year	1 to 2 years	2 to 3 years	3 to 4 years	4 to 5 years	More than 5 years
Minimum lease payments	¥154,254	¥17,801	¥16,503	¥14,393	¥11,200	¥10,585	¥83,772

Nomura leases certain equipments and facilities office in Japan and overseas under capital lease agreements. If the lease is classified as a capital lease, Nomura recognizes the real estate at the lower of its fair value or present value of minimum lease payments, which is reported within Other Assets—Office buildings, land, equipment and facilities in the consolidated balance sheets. The balances of capital lease assets as of March 31, 2012 and 2013 were ¥27,902 million and ¥24,170 million, respectively.

The following table presents the future minimum lease payments under capital leases as of March 31, 2013:

Millions of yen
March 31
2013
Total minimum lease payments	¥54,036
Less: Amount representing interest	(28,483)

Present value of net lease payments	¥25,553

The future minimum lease payments above are scheduled as below as of March 31, 2013:

	Millions of yen
		Years of payment
	Total	Less than 1 year	1 to 2 years	2 to 3 years	3 to 4 years	4 to 5 years	More than 5 years
Minimum lease payments	¥54,036	¥497	¥405	¥2,992	¥3,511	¥3,454	¥43,177

Certain leases contain renewal options or escalation clauses providing for increased rental payments based upon maintenance, utilities and tax increases.

Business combinations	12 Months Ended
Mar. 31, 2013
Business combinations

11. Business combinations:

During the year ended March 31, 2013, there were no significant business combinations.

For the purpose of streamlining Nomura’s management structure for faster decision-making in relation to reorganization, on May 13, 2011, the Company entered into an agreement with one of its affiliated companies, NLB to implement a share exchange (“Share Exchange Agreement”) effective on July 1, 2011. In advance of the effective date of the Share Exchange Agreement, the Company acquired an additional 39.0% of the issued shares of NLB (“Share Purchases”) as of May 24, 2011. As a result of the Share Purchases, NLB became a consolidated subsidiary of Nomura during the three months ended June 30, 2011. Nomura’s total consideration in relation to the Share Purchases was approximately ¥37,620 million. The difference between the fair value of the acquired net assets of NLB and the acquisition cost was accounted for as a bargain purchase gain of ¥44,963 million which is reported within Revenue—Other in the consolidated statements of income.

The Share Purchases were accounted for as a step acquisition in these consolidated financial statements, because Nomura held 38.5% of the outstanding shares of NLB prior to the Share Purchases. Nomura remeasured the previously held equity investments in NLB and other companies which were acquired as a result of the Share Purchases at fair value. The change in fair value was a loss of ¥16,555 million which was reported within Revenue—Other in the consolidated statements of income. The remeasurement to fair value was determined primarily based on the cost of the Share Purchases, in which the financial condition and assets of NLB were considered in reference to the valuation results provided by third party appraisers. As of the date of the Share Purchases, the previously held equity investments were remeasured at the fair value of ¥38,379 million. Further, equity investments in NLB previously held by other affiliated companies of Nomura were also remeasured at fair value, resulting in an additional loss of ¥4,109 million which was also reported within Revenue—Other in the consolidated statements of income.

There were no other material acquisition-related costs incurred in connection with this business combination.

The operating results of NLB and other companies acquired as a result of the Share Purchases have been included in the consolidated statements of income from May 2011 and revenue generated by NLB and these other companies and net income from them which have been included in the consolidated statements of income were ¥488,536 million, and ¥5,107 million for the year ended March 31, 2012. Such revenues are generally reported in Revenue—Other.

The following table provides a summary of the fair value of the assets acquired and the liabilities assumed, as of the date of the Share Purchases.

Millions of yen
Assets:
Cash and cash deposits	¥78,634
Loans receivable(1)	54,023
Receivables from other than customers	12,865
Office buildings, land, equipment and facilities	715,683
Intangible assets(2)	60,048
Assets other than above(3)	1,290,121

Total assets	2,211,374

Liabilities:
Short-term borrowings	82,800
Long-term borrowings	952,932
Liabilities other than above	748,889

Total liabilities	1,784,621

Equity attributable to NHI shareholders	120,962

Noncontrolling interests of NLB(4)	22,397

Noncontrolling interests attributable to other than shareholders of NLB(5)	283,394

Acquisition costs and fair value of previously held equity investments	75,999

Goodwill	¥(44,963)

(1)	Valuation is based on the difference between the gross contractual amounts receivable of ¥54,131 million and the estimate of the contractual cash flows not expected to be collected of ¥108 million.
(2)	Includes finite-lived intangible assets related to client contracts and lease agreements which are amortized based on a weighted-average amortization period of nine years with no estimated residual value.
(3)	Includes real estate classified as held for sale.
(4)	Valuation is based on the acquisition cost of the Share Purchases.
(5)	Valuation is based on either the market value or the net asset value as of the date of acquisition.

Based on the Share Exchange Agreement, 118 common shares of the Company were allotted and delivered for each share of NLB, and NLB became a wholly owned subsidiary of Nomura as of July 1, 2011. On the same day, the Company issued 103,429,360 common shares. In addition, the common shares of NLB which the Company acquired through the Share Exchange Agreement include the shares that had been held by one of Nomura’s subsidiaries, Nomura Asset Management Co., Ltd., and the acquisition of those shares is accounted for as a transaction between entities under common control.

The following selected (unaudited) pro-forma financial information presents revenue and net income (loss) amounts as if the Share Purchases occurred on April 1, 2010.

	Millions of yen, except per share data
	Year ended March 31
	2011	2012
Total revenue	¥2,011,241	¥1,892,851
Net income (loss) attributable to NHI shareholders	¥58,533	¥(13,951)
Basic net income (loss) attributable to NHI shareholders per share	16.13	(3.83)
Diluted net income (loss) attributable to NHI shareholders per share	16.06	(3.83)

Revenue—Other in the consolidated statements of income for the year ended March 31, 2012 and 2013 include real estate sales of ¥251,377 million and ¥336,858 million generated by Nomura Real Estate Holdings Inc. (“NREH”) which was a subsidiary of NLB. Revenues are recognized when the sales have closed, the buyer’s initial and continuing investments are adequate to demonstrate a commitment to pay for the real estate and Nomura does not have substantial continuing involvement in the real estate. The costs of real estate sales corresponding to these revenues were ¥226,450 million and ¥306,570 million reported within Non-interest expenses—Other in the consolidated statements of income. Nomura disposed of part of its investment in NREH in March 2013 and subsequently accounts for its remaining investment using the equity method of accounting. Following deconsolidation of NREH, real estate sales and costs of real estate will no longer be separately reported on a gross basis in the consolidated statements of income within Revenue – Other and Non-interest expenses – Other, respectively and Nomura’s share of net income of NREH will be reported within Revenue – Other. See Note 21 “Affiliated companies and other equity-method investees” for further information regarding NREH.

Other assets-Other / Other liabilities	12 Months Ended
Mar. 31, 2013
Other assets-Other / Other liabilities

12. Other assets—Other / Other liabilities:

The following table presents Other assets-Other and Other liabilities in the consolidated balance sheets by type.

	Millions of yen
	March 31
	2012		2013
Other assets—Other:
Securities received as collateral	¥92,743		¥47,739
Goodwill and other intangible assets	160,227		115,661
Deferred tax assets	201,244		145,602
Investments in equity securities for other than operating purposes(1)	113,006		71,813
Other	907,903	(2)	221,344

Total	¥1,475,123		¥602,159

Other liabilities:
Obligation to return securities received as collateral	¥92,743		¥47,739
Accrued income taxes	16,169		56,353
Other accrued expenses and provisions	378,957		402,192
Other(3)	678,032		471,879

Total	¥1,165,901		¥978,163

(1)	Includes marketable and non-marketable equity securities held for other than trading or operating purposes.

These investments were comprised of listed equity securities and unlisted equity securities of ¥58,460 million and ¥54,546 million respectively, as of March 31, 2012, and ¥50,930 million and ¥20,883 million respectively, as of March 31, 2013. These securities are carried at fair value, with changes in fair value recognized within Revenue—other in the consolidated statements of income.

(2)	Includes real estate classified as held for sale which is carried at the lower of net book value or fair value less cost to sell. For the year ended March 31, 2013, Nomura recognized losses of ¥32,019 million within Non-interest expenses—Other for real estate classified as held for sale were fair value less cost to sell is lower than net book value. As a result, Net income attributable to NHI shareholders for the year ended March 31, 2013 decreased by ¥4,241 million.
(3)	Includes liabilities relating to the investment contracts which were underwritten by Nomura’s insurance subsidiary. As of March 31, 2012 and 2013, carrying values were ¥292,120 million and ¥281,864 million, respectively, and estimated fair values were ¥294,242 million and ¥285,914 million, respectively. Fair value is estimated by discounting future cash flows and using valuation inputs which would be generally classified in Level 3 of the fair value hierarchy.

Goodwill is recognized upon completion of a business combination as the difference between the purchase price and the fair value of the net assets acquired. Subsequent to initial recognition, goodwill is not amortized but is tested for impairment during the fourth quarter of each fiscal year, or more often if events or circumstances, such as adverse changes in the business climate, indicate there may be impairment.

Changes in goodwill, which are reported in the consolidated balance sheets within Other assets—Other, are as follows.

	Millions of yen
	Year ended March 31
	2012		2013
Balance at beginning of year	¥70,223		¥74,034
Increases due to business combinations	4,898	(4)	—
Impairment	—		(8,293	)(1)
Other(2)	(1,087)		8,501

Balance at end of year(3)	¥74,034		¥74,242

(1)	For the year ended March 31, 2013, Nomura recognized a goodwill impairment loss relating to the Wholesale segment of ¥8,293 million which was reported within Non-interest expenses—Other in the consolidated statements of income, due to a decline in fair value of a reporting unit in the Wholesale segment caused by the prolonged economic downturn. The fair value was determined based on DCF.
(2)	Includes currency translation adjustments as of March 31, 2012 and 2013 of ¥(1,083) million and 8,501 million, respectively.
(3)	The amounts attributable to the Wholesale segment as of March 31, 2012 and 2013 were ¥68,718 million and ¥68,218 million, respectively. The amounts attributable to Other as of March 31, 2012 and 2013 were ¥5,316 million and ¥6,024 million, respectively.
(4)	Relates to GE Capital Finance (China) Co., Ltd which is a subsidiary of Nomura Bank International plc.

Intangible assets subject to amortization as of March 31, 2012 and 2013 are shown below.

	Millions of yen
	March 31, 2012			March 31, 2013
	Gross carrying amount	Accumulated amortization	Net carrying amount	Gross carrying amount	Accumulated amortization	Net carrying amount
Client relationships	¥88,733	¥(34,947)	¥53,786	¥62,586	¥(30,187)	¥32,399
Lease agreements	16,500	(1,445)	15,055	—	—	—
Other	1,126	(383)	743	644	(180)	464

Total	¥106,359	¥(36,775)	¥69,584	¥63,230	¥(30,367)	¥32,863

Amortization expenses for the years ended March 31, 2011, 2012 and 2013 were ¥5,031 million, ¥19,129 million and ¥9,976 million, respectively. Estimated amortization expenses for the next five years are shown below.

Millions of yen
Year ending March 31	Estimated amortization expense
2014	¥5,739
2015	5,739
2016	5,162
2017	4,880
2018	4,793

The amounts of other intangible assets not subject to amortization, which primarily including trademarks, were ¥16,609 million and ¥8,556 million as of March 31, 2012 and 2013, respectively.

Borrowings	12 Months Ended
Mar. 31, 2013
Borrowings

13. Borrowings:

Short-term and long-term borrowings of Nomura as of March 31, 2012 and 2013 are shown below.

	Millions of yen
	March 31
	2012	2013
Short-term borrowings(1):
Commercial paper	¥315,579	¥296,656
Bank borrowings	743,119	344,983
Other	126,915	96,806

Total	¥1,185,613	¥738,445

Long-term borrowings:
Long-term borrowings from banks and other financial institutions(2)	¥3,494,323	¥2,631,019
Bonds and notes issued(3):
Fixed-rate obligations:
Japanese yen denominated	1,124,504	1,303,757
Non-Japanese yen denominated	860,975	1,079,275
Floating-rate obligations:
Japanese yen denominated	788,224	390,261
Non-Japanese yen denominated	117,121	69,286
Index / Equity-linked obligations:
Japanese yen denominated	1,241,950	1,296,966
Non-Japanese yen denominated	654,775	644,414

	4,787,549	4,783,959

Subtotal	8,281,872	7,414,978

Trading balances of secured borrowings	222,968	177,390

Total	¥8,504,840	¥7,592,368

(1)	Includes secured borrowings of ¥8,647 million as of March 31, 2012 and ¥13,779 million as of March 31, 2013.
(2)	Includes secured borrowings of ¥224,543 million as of March 31, 2012 and ¥3,039 million as of March 31, 2013.
(3)	Includes secured borrowings of ¥757,018 million as of March 31, 2012 and ¥458,342 million as of March 31, 2013.

Trading balances of secured borrowings

These are liabilities recognized when a transfer of a financial asset does not meet the criteria for sales accounting under ASC 860 and therefore the transaction is accounted for as a secured borrowing. These borrowings are part of Nomura’s trading activities intended to generate profits from the distribution of financial products secured by those financial assets.

Long-term borrowings consisted of the following:

	Millions of yen
	March 31
	2012	2013
Debt issued by the Company	¥3,178,278	¥3,509,117
Debt issued by subsidiaries—guaranteed by the Company	2,076,721	2,207,268
Debt issued by subsidiaries—not guaranteed by the Company(1)	3,249,841	1,875,983

Total	¥8,504,840	¥7,592,368

(1)	Includes trading balances of secured borrowings.

As of March 31, 2012, fixed-rate long-term borrowings mature between 2012 and 2042 at interest rates ranging from 0.10% to 10.00%. Floating-rate obligations, which are generally based on LIBOR, mature between 2012 and 2039 at interest rates ranging from 0.00% to 8.54%. Index / Equity-linked obligations mature between 2012 and 2042 at interest rates ranging from 0.00% to 32.50%.

As of March 31, 2013, fixed-rate long-term borrowings mature between 2013 and 2042 at interest rates ranging from 0.00% to 11.00%. Floating-rate obligations, which are generally based on LIBOR, mature between 2013 and 2052 at interest rates ranging from 0.00% to 5.29%. Index / Equity-linked obligations mature between 2013 and 2043 at interest rates ranging from 0.00% to 42.50%.

Certain borrowing agreements of subsidiaries contain provisions whereby the borrowings are redeemable at the option of the borrower at specified dates prior to maturity and include various equity-linked or other index-linked instruments.

Nomura enters into swap agreements to manage its exposure to interest rates and foreign exchange rates. Principally, debt securities and notes issued are effectively converted to LIBOR-based floating rate obligations through such swap agreements. The carrying value of the long-term borrowings includes adjustments to reflect fair value hedges.

Following table presents the effective weighted-average interest rates of borrowings, including the effect of fair value hedges as of March 31, 2012 and 2013.

	March 31
	2012	2013
Short-term borrowings	0.43%	0.61%
Long-term borrowings	1.34%	1.71%
Fixed-rate obligations	2.04%	2.39%
Floating-rate obligations	0.90%	0.91%
Index / Equity-linked obligations	1.22%	1.72%

Maturities of long-term borrowings

The following table presents the aggregate annual maturities of long-term borrowings, including adjustments related to fair value hedges and liabilities measured at fair value, as of March 31, 2013:

Year ending March 31	Millions of yen
2014	¥701,517
2015	1,320,270
2016	1,140,710
2017	693,281
2018	805,937
2019 and thereafter	2,753,263

Subtotal	7,414,978

Trading balances of secured borrowings	177,390

Total	¥7,592,368

Borrowing facilities

As of March 31, 2012 and 2013, Nomura had unutilized borrowing facilities of ¥138,301 million and ¥77,935 million, respectively. The terms for these unutilized borrowing facilities do not significantly differ from existing borrowings.

Subordinated borrowings

As of March 31, 2012 and 2013, subordinated borrowings were ¥637,487 million and ¥562,137 million, respectively.

Earnings per share	12 Months Ended
Mar. 31, 2013
Earnings per share

14. Earnings per share:

Basic and diluted earnings per share (“EPS”) are presented on the face of the consolidated statements of income. Basic EPS is calculated by dividing net income attributable to NHI shareholders by the weighted average number of common shares outstanding during the year. The calculation of diluted EPS is similar to basic EPS, except that the weighted average number of common shares is adjusted to reflect all dilutive instruments where potential common shares are deliverable during the year. In addition, net income attributable to NHI shareholders is adjusted for any change in income or loss that would result from the assumed conversion of dilutive instruments issued by subsidiaries and affiliates.

A reconciliation of the amounts and the numbers used in the calculation of net income attributable to NHI shareholders per share (basic and diluted) is as follows.

	Millions of yen except per share data presented in yen
	Year ended March 31
	2011	2012	2013
Basic—
Net income attributable to NHI shareholders	¥28,661	¥11,583	¥107,234

Weighted average number of shares outstanding	3,627,798,587	3,643,481,439	3,692,795,953

Net income attributable to NHI shareholders per share	¥7.90	¥3.18	¥29.04

Diluted—
Net income attributable to NHI shareholders	¥28,642	¥11,561	¥107,181

Weighted average number of shares outstanding	3,642,689,381	3,680,124,235	3,777,360,671

Net income attributable to NHI shareholders per share	¥7.86	¥3.14	¥28.37

Net income attributable to NHI shareholders was adjusted to reflect the decline in Nomura’s equity share of earnings of subsidiaries and affiliates for the years ended March 31, 2011, 2012 and 2013 arising from options to purchase common shares issued by subsidiaries and affiliates. The weighted average number of shares used in the calculation of diluted EPS reflects the increase in potential issuance of common shares arising from stock-based compensation plans by the Company, which would have minimal impact on EPS for the years ended March 31, 2011, 2012 and 2013.

Antidilutive stock options to purchase 59,670,700, 24,840,700 and 10,880,700 common shares were not included in the computation of diluted EPS for the years ended March 31, 2011, 2012 and 2013, respectively.

The Company conducted a share buyback of 75,000,000 common shares which amounted to ¥37,362 million from August 9, 2010 to August 31, 2010.

On July 1, 2011, the Company issued 103,429,360 common shares in accordance with NLB becoming a wholly owned subsidiary of Nomura. See Note 11 “Business combinations” for further information.

Subsequent Events

The Company conducted a share buyback from May 8, 2013 to May 31, 2013. See Note 19 “Shareholders’ equity” for further information.

On May 15, 2013, the Company adopted a resolution to issue SARs pursuant to the SAR Plan B awards. See Note 16 “Deferred compensation plans” for further information.

Employee benefit plans	12 Months Ended
Mar. 31, 2013
Employee benefit plans

15. Employee benefit plans:

Nomura provides various pension plans and other post-employment benefits which cover certain eligible employees worldwide. In addition, Nomura provides health care benefits to certain active and retired employees through its Nomura Securities Health Insurance Society (“NSHIS”).

Defined benefit pension plans—

The Company and certain subsidiaries in Japan (the “Japanese entities”) have contributory funded benefit pension plans for eligible employees. The benefits are paid as annuity payments subsequent to retirement or as lump-sum payments at the time of retirement based on the combination of years of service, age at retirement and employee’s choice. The benefits under the plans are calculated based upon position, years of service and reason for retirement. In addition to the plans described above, certain Japanese entities also have unfunded lump-sum payment plans. Under these plans, employees with at least two years of service are generally entitled to lump-sum payments upon termination of employment. The benefits under the plans are calculated based upon position, years of service and the reason for retirement. Nomura’s funding policy is to contribute annually the amount necessary to satisfy local funding standards. In December 2008, certain contributory funded benefit pension plans and unfunded lump-sum payment plans were amended and “cash balance pension plans” were introduced. Participants receive an annual benefit in their cash balance pension plan account, which is computed based on compensation of the participants, adjusted for changes in Japanese government bond rates. This plan amendment contributed to a reduction in the benefit obligations of the subsidiaries.

Certain overseas subsidiaries have various local defined benefit plans covering certain employees. Nomura recognized an asset for pension benefits for these plans amounting to ¥5,838 million and ¥9,067million as of March 31, 2012 and 2013, respectively.

Net periodic benefit cost

The net periodic benefit cost of the defined benefit plans includes the following components. Nomura’s measurement date is March 31 for its defined benefit plans for Japanese entities.

Japanese entities’ plans—

	Millions of yen
	Year ended March 31
	2011	2012	2013
Service cost	¥9,328	¥9,016	¥9,322
Interest cost	4,480	4,649	4,302
Expected return on plan assets	(3,182)	(3,262)	(4,072)
Amortization of net actuarial losses	3,088	3,687	3,630
Amortization of prior service cost	(1,148)	(1,479)	(1,545)

Net periodic benefit cost	¥12,566	¥12,611	¥11,637

The prior service cost is amortized on a straight-line basis over the average remaining service period of active participants. Gains and losses in excess of 10% of the greater of the benefit obligation or the fair value of plan assets are amortized over the average remaining service period of active participants.

Benefit obligations and funded status

The following table presents a reconciliation of the changes in projected benefit obligation (“PBO”) and the fair value of plan assets, as well as a summary of the funded status.

Japanese entities’ plans—

	Millions of yen
	As of or for the year ended March 31
	2012	2013
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	¥213,653	¥242,490
Service cost	9,016	9,322
Interest cost	4,649	4,302
Actuarial gain	9,415	14,874
Benefits paid	(14,785)	(9,805)
Acquisition, divestitures and other	20,542 (1)	(26,784	)(2)

Projected benefit obligation at end of year	¥242,490	¥234,399

Change in plan assets:
Fair value of plan assets at beginning of year	¥120,727	¥159,652
Actual return on plan assets	6,696	20,915
Employer contributions	32,291	31,083
Benefits paid	(8,114)	(8,362)
Acquisition and divestitures	8,052 (1)	(11,614	)(2)

Fair value of plan assets at end of year	¥159,652	¥191,674

Funded status at end of year	(82,838)	(42,725)

Amounts recognized in the consolidated balance sheets	¥(82,838)	¥(42,725)

(1)	Increased mainly because of a business combination during the period.
(2)	Decreased mainly because of a deconsolidation during the period.

The accumulated benefit obligation (“ABO”) was ¥238,614 million and ¥231,321 million as of March 31, 2012 and 2013, respectively.

PBO, ABO, and fair value of plan assets for pension plans with ABO and PBO in excess of plan assets as of March 31, 2012 and 2013 are set forth in the tables below.

Japanese entities’ plans—

	Millions of yen
	March 31
	2012	2013
Plans with ABO in excess of plan assets:
PBO	¥242,490	¥234,399
ABO	238,614	231,321
Fair value of plan assets	159,652	191,674
Plans with PBO in excess of plan assets:
PBO	¥242,490	¥234,399
ABO	238,614	231,321
Fair value of plan assets	159,652	191,674

Amounts in accumulated other comprehensive income, pre-tax, that have not yet been recognized as components of net periodic benefit cost consist of as follows.

Japanese entities’ plans—

Millions of yen
For the year ended March 31, 2013
Net actuarial loss	¥62,837
Net prior service cost	(11,798)

Total	¥51,039

Amounts in accumulated other comprehensive income, pre-tax, expected to be recognized as components of net periodic benefit cost over the next fiscal year are as follows.

Japanese entities’ plans—

Millions of yen
For the year ending March 31, 2014
Net actuarial loss	¥2,653
Net prior service cost	(1,165)

Total	¥1,488

Assumptions

The following table presents the weighted-average assumptions used to determine projected benefit obligations at year end.

Japanese entities’ plans—

	March 31
	2012	2013
Discount rate	1.8%	1.5%
Rate of increase in compensation levels	2.8%	2.5%

The following table presents the weighted-average assumptions used to determine Japanese entities’ plans net periodic benefit costs for the year.

	Year ended March 31
	2011	2012	2013
Discount rate	2.1%	1.8%	1.5%
Rate of increase in compensation levels	2.5%	2.8%	2.5%
Expected long-term rate of return on plan assets	2.6%	2.6%	2.6%

Generally, Nomura determines the discount rates for its defined benefit plans by referencing indices for long-term, high-quality bonds and ensuring that the discount rate does not exceed the yield reported for those indices after adjustment for the duration of the plans’ liabilities.

Nomura uses the expected long-term rate of return on plan assets to compute the expected return on assets. Nomura’s approach in determining the long-term rate of return on plan assets is primarily based on historical financial market relationships that have existed over time with the presumption that this trend will generally remain constant in the future.

Plan assets

Plan assets are managed with an objective to generate sufficient long-term value in order to enable future pension payouts. While targeting a long-term rate of return on plan assets, Nomura aims to minimize short-term volatility by managing the portfolio through diversifying risk. Based on this portfolio policy, the plan assets are invested diversely.

The plan assets of domestic plans target to invest 23% in equities (including private equity), 50% in debt securities, 15% in life insurance company general accounts, and 12% in other investments. Investment allocations are generally reviewed and revised at the time of the actual revaluation that takes place every five years or when there is a significant change in prerequisites for the portfolio.

The following tables present information about the fair value of plan assets as of March 31, 2012 and March 31 2013 within the fair value hierarchy.

For details of the levels of inputs used to measure the fair value of plan assets, see Note 2 “Fair value measurements”.

Japanese entities’ plans—

	Millions of yen
	March 31, 2012
	Level 1	Level 2	Level 3	Balance as of March 31, 2012
Pension plan assets:
Equities	¥27,230	¥—	¥—	¥27,230
Private equity	—	—	9,802	9,802
Japanese government securities	59,867	—	—	59,867
Japanese agency and municipal securities	—	219	—	219
Foreign government securities	757	—	—	757
Bank and corporate debt securities	—	4,011	—	4,011
Investment trust funds and other(1)	—	13,983	12,434	26,417
Life insurance company general accounts	—	23,501	—	23,501
Other assets	—	7,848	—	7,848

Total	¥87,854	¥49,562	¥22,236	¥159,652

	Millions of yen
	March 31, 2013
	Level 1	Level 2	Level 3	Balance as of March 31, 2013
Pension plan assets:
Equities	¥30,568	¥—	¥—	¥30,568
Private equity	—	—	12,323	12,323
Japanese government securities	74,243	—	—	74,243
Bank and corporate debt securities	—	3,667	—	3,667
Investment trust funds and other(1)	—	19,586	15,035	34,621
Life insurance company general accounts	—	26,448	—	26,448
Other assets	—	9,804	—	9,804

Total	¥104,811	¥59,505	¥27,358	¥191,674

(1)	Includes hedge funds and real estate funds.

The fair value of the non-Japan plan assets as of March 31, 2012 was ¥32 million, ¥20,848 million and ¥6,083 million for Level 1, Level 2 and Level 3, respectively. The fair value of the non-Japan plan assets as of March 31, 2013 was ¥21 million, ¥25,296 million and ¥6,906 million for Level 1, Level 2 and Level 3, respectively.

Level 1 plan assets primarily include equity securities and government securities. Unadjusted quoted prices in active markets for identical assets that Nomura has the ability to access at the measurement date are classified as Level 1. Level 2 plan assets primarily include investment trust funds, corporate debt securities and investments in life insurance company’s general accounts. Investment trust funds are valued at their net asset values as calculated by the sponsor of the funds. Investments in life insurance company’s general accounts are valued at conversion value.

The following tables present information about the plan assets for which Nomura has utilized significant Level 3 valuation inputs to estimate fair value.

Japanese entities’ plans—

	Millions of yen
	Year ended March 31, 2012
	Balance as of April 1, 2011	Unrealized and realized gains / loss	Purchases / sales and other settlement	Net transfers in / (out of) Level 3	Balance as of March 31, 2012
Private equity	¥838	¥974	¥7,990	¥—	¥9,802
Investment trust funds and other	8,807	(353)	3,980	—	12,434

Total	¥9,645	¥621	¥11,970	¥—	¥22,236

	Millions of yen
	Year ended March 31, 2013
	Balance as of April 1, 2012	Unrealized and realized gains / loss	Purchases / sales and other settlement	Net transfers in / (out of) Level 3	Balance as of March 31, 2013
Private equity	¥9,802	¥2,479	¥42	¥—	¥12,323
Investment trust funds and other	12,434	1,131	1,470	—	15,035

Total	¥22,236	¥3,610	¥1,512	¥—	¥27,358

The fair value of Level 3 non-Japan plan assets, consisting of real estate funds and annuities, was ¥6,083 million and ¥6,906 million as of March 31, 2012 and 2013, respectively. The plan purchased ¥4,416 million of Level 3 assets during the year ended March 31, 2012. The amounts of gains and losses, purchases and sales other than above, transfers between Level 1 or Level 2 and Level 3 relating to these assets during the years ended March 31, 2012 and 2013 were not significant.

Cash Flows

Nomura expects to contribute approximately ¥29,664 million to Japanese entities’ plans in the year ending March 31, 2014 based upon Nomura’s funding policy to contribute annually the amount necessary to satisfy local funding standards.

Expected benefit payments for the next five fiscal years and in aggregate for the five fiscal years thereafter are as follows.

Japanese entities’ plans—

Year ending March 31	Millions of yen
2014	¥9,284
2015	9,558
2016	10,193
2017	10,214
2018	10,655
2019-2023	53,891

Defined contribution pension plans—

In addition to defined benefit pension plans, the Company, NSC and other Japanese and non-Japanese subsidiaries have defined contribution pension plans.

Nomura contributed ¥3,233 million, ¥3,741 million and ¥3,600 million to defined contribution pension plans for Japanese entities’ plans for the years ended March 31, 2011, 2012 and 2013, respectively.

The contributions to overseas defined contribution pension plans were ¥6,903 million, ¥7,882 million and ¥7,448 million for the years ended March 31, 2011, 2012 and 2013, respectively.

Health care benefits—

The Company and certain subsidiaries provide certain health care benefits to both active and retired employees through NSHIS. The Company and certain subsidiaries also sponsor certain health care benefits to retired employees (“Special Plan”) and who participate in the Special Plan on a pay-all basis, i.e., by requiring a retiree contribution based on the estimated per capita cost of coverage. The Special Plan is a multi-employer post-retirement plan because it is jointly administered by NSHIS and the Japanese government, and the funded status of it is not computed separately. Therefore, although the Company and certain subsidiaries contribute some portion of the cost of retiree health care benefits not covered through retiree contributions, the Company and certain subsidiaries do not reserve for future costs. The health care benefit costs, which are equivalent to the required contribution, amounted to ¥6,760 million, ¥7,614 million and ¥7,434 million for the years ended March 31, 2011, 2012 and 2013, respectively.

Deferred compensation plans	12 Months Ended
Mar. 31, 2013
Deferred compensation plans

16. Deferred compensation plans:

Nomura issues compensation awards to senior management and other employees, certain of which are linked to the Company’s share price, in order to retain and motivate key staff.

These stock-based compensation awards comprise Plan A and Plan B Stock Acquisition Rights (“SARs”), Notional Stock Units (“NSUs”), Collared Notional Stock Units (“CSUs”) and Multi-Year Performance Deferral Awards (“MYPD awards”). SAR Plan A awards are effectively awards of stock options while SAR Plan B awards, NSUs and CSUs are analogous to awards of restricted stock. MYPD awards are performance-based incentive awards for senior management linked to the profitability of Nomura. The Company also issues other deferred compensation awards, namely Notional Index Units (“NIUs”) which are linked to world stock index quoted by Morgan Stanley Capital International.

SAR Plan A awards

The Company issues SAR Plan A awards over the Company’s common stock pursuant to several stock option plans which vest and become exercisable two years after the grant date, and expire approximately seven years after the grant date, subject to forfeiture on termination of employment. The exercise price generally is not less than the fair value of the Company’s common stock on grant date.

The fair value of these stock options as of grant date is estimated using a Black-Scholes option-pricing model and using the following assumptions:

•	Expected volatilities based on historical volatility of the Company’s common stock;

•	Expected dividend yield based on the current dividend rate at the time of grant;

•	Expected lives of the awards determined based on historical experience; and

•	The risk-free interest rate-estimate based on yen swap rate with a maturity equal to the expected lives of options.

The weighted-average grant date fair values of options granted during the years ended March 31, 2011, 2012 and 2013 were ¥127, ¥48 and ¥78 per share, respectively. The weighted-average assumptions used in each of the years were as follows:

	Year ended March 31
	2011	2012	2013
Expected volatility	40.51%	41.78%	43.11%
Expected dividends yield	1.73%	3.31%	2.12%
Expected lives (in years)	6	6	7
Risk-free interest rate	0.76%	0.63%	0.45%

The following table presents activity relating to SAR Plan A awards for the year ended March 31, 2013:

	Outstanding (number of shares)	Weighted-average exercise price	Weighted-average remaining life until expiry (years)
Outstanding as of March 31, 2012	15,354,300	¥988	3.9
Granted	2,857,000	298
Exercised	(18,000)	478
Forfeited	(171,000)	896
Expired	(1,476,800)	1,120

Outstanding as of March 31, 2013	16,545,500	¥848	3.8

Exercisable as of March 31, 2013	10,880,700	¥1,134	2.7

No SAR Plan A awards were exercised during the years ended March 31, 2011 and 2012. The total intrinsic value of SAR Plan A awards exercised during the year ended March 31, 2013 was ¥2 million.

The aggregate intrinsic values of SAR Plan A awards outstanding and exercisable as of March 31, 2013 were ¥1,854 million and ¥277 million, respectively.

As of March 31, 2013, there was ¥215 million of total unrecognized compensation cost related to SAR Plan A awards. This cost is expected to be recognized over a weighted average period of 1.5 years.

SAR Plan B awards

The Company issues SAR Plan B awards over the Company’s common stock pursuant to several stock unit plans which vest and become exercisable approximately from one to five years after the grant date, and expire approximately from six to ten years after the grant date. The exercise price is a nominal ¥1 per share.

The following table presents activity relating to SAR Plan B awards for the year ended March 31, 2013:

	Outstanding (number of shares)	Weighted-Average grant date fair value per share	Weighted-average remaining life until expiry (years)
Outstanding as of March 31, 2012	114,375,600	¥544	5.6
Granted	55,589,300	298
Exercised	(47,317,900)	584
Forfeited	(5,103,600)	378

Outstanding as of March 31, 2013	117,543,400	¥419	5.7

Exercisable as of March 31, 2013	15,856,000	¥714	4.1

The weighted-average grant date fair value per share for the years ended March 31, 2011 and 2012 were ¥638 and ¥397, respectively.

The total intrinsic values of SAR Plan B awards exercised during the years ended March 31, 2011, 2012 and 2013 were ¥3,934 million, ¥3,284 million and ¥15,299 million, respectively.

The aggregate intrinsic values of SAR Plan B awards outstanding and exercisable as of March 31, 2013 were ¥67,705 million and ¥9,133 million, respectively.

As of March 31, 2013, total unrecognized compensation cost relating to SAR Plan B awards was ¥10,365 million. This cost is expected to be recognized over a weighted average period of 2.6 years. The total fair values of awards vested during the years ended March 31, 2011, 2012 and 2013 were ¥4,909 million, ¥3,868 million and ¥3,624 million, respectively.

Total compensation expense recognized within Non-interest expenses—Compensation and benefits in the consolidated statements of income relating to SAR Plan A and SAR Plan B awards for the years ended March 31, 2011, 2012 and 2013 was ¥18,638 million, ¥26,869 million and ¥19,091 million, respectively. Total related tax benefits recognized in the consolidated statements of income for compensation expense for the years ended March 31, 2011, 2012 and 2013 was ¥546 million, ¥1,092 million and ¥1,081 million, respectively. The dilutive effect of outstanding compensation plans is included in the weighted average number of shares outstanding used in diluted EPS computations.

Cash received from the exercise of SAR Plan A and SAR Plan B awards during the year ended March 31, 2013 was ¥56 million and the tax benefit realized from exercise of these awards was ¥1,181 million.

NSU and CSU awards

NSUs and CSUs are cash-settled awards linked to the price of the Company’s common stock which have graded vesting over three to five years from grant date. NSUs replicate the key features of SAR Plan B awards described above but are settled in cash rather than the Company’s common stock. CSUs are similar to NSUs but exposure of the employee to movements in the price of the Company’s common stock is subject to a cap and floor.

The fair value of NSUs and CSUs are determined using the price of the Company’s common stock.

The following table presents activity related to NSUs and CSUs for the year ended March 31, 2013:

	NSUs			CSUs
	Outstanding (number of units)	Stock price		Outstanding (number of units)	Stock price
Outstanding as of March 31, 2012	68,410,978	¥373		33,096,488	¥373
Granted	38,795,388	308	(1)	75,425,312	260	(1)
Vested	(39,569,233)	355	(2)	(32,433,846)	338	(2)
Forfeited	(5,105,557)			(5,351,130)

Outstanding as of March 31, 2013	62,531,576	¥583	(3)	70,736,824	¥316	(3)

(1)	Weighted-average price of the Company’s common stock used to determine number of awards granted
(2)	Weighted-average price of the Company’s common stock used to determine the final cash settlement amount of the awards
(3)	The price of the Company’s common stock used to remeasure the fair value of the remaining outstanding unvested awards as of March 31, 2013

Total compensation expense recognized within Non-interest expenses—Compensation and benefits in the consolidated statements of income relating to NSUs and CSUs for the years ended March 31, 2011, 2012 and 2013 was ¥13,708 million, ¥27,257 million and ¥33,286 million, respectively. Total unrecognized compensation cost relating to NSU, based on the fair value of these awards as of March 31, 2013 was ¥5,171 million which will be recognized through the consolidated statements of income over a remaining weighted-average period of 2.4 years. Total unrecognized compensation cost relating to CSU, based on the fair value of these awards as of March 31, 2013 was ¥5,662 million which will be recognized through the consolidated statements of income over a remaining weighted-average period of 2.6 years.

MYPD awards

During the year ended March 2013, Nomura issued MYPD awards, which are new performance-based incentive awards for senior management and other senior employees. Under the terms of the award, employees are granted notional performance units which are linked to the profitability of Nomura and specific business segments over a cumulative two year performance period. At the end of the performance period, depending on the extent to which profitability targets are met, the notional performance units are converted into a pre-determined amount of SAR Plan B awards or NSUs.

The MYPD awards are classified as equity awards because these are expected to result in the issuance of SARs. Since these awards contain both performances and service conditions, total compensation cost is recognized over the requisite service period of the employee who receives the award, to the extent it is deemed probable that the performance condition will be met.

The following table presents activity relating to MYPD awards for the year ended March 31, 2013:

	Outstanding (number of shares)(2)	Stock price
Granted	28,697,850	¥298	(1)
Forfeited	(1,542,900)	298

Outstanding as of March 31, 2013	27,154,950	¥298

(1)	Weighted-average price of the Company’s common stock used to determine number of awards granted during the year.
(2)	Based on the probable number of SARs which will be issued on conversion of notional performance units at the end of the performance period.

Total compensation expense recognized within Non-interest expenses—Compensation and benefits in the consolidated statements of income relating to MYPD awards, based on the current estimate of the extent to which it is probable that the performance conditions within the awards will be met for the year ended March 31, 2013 was ¥2,864 million. As of March 31, 2013, total unrecognized compensation cost relating to MYPD awards was ¥5,233 million. This cost is expected to be recognized over a weighted average period of 3.5 years.

NIU awards

In addition to the stock-based compensation awards described above, Nomura also grants NIUs to certain senior management and employees. NIUs are cash-settled awards linked to a world stock index quoted by Morgan Stanley Capital International which have graded vesting over three to five years from the grant date.

The fair value of NIUs is determined using the price of the index.

The following table presents activity relating to NIUs for the year ended March 31, 2013:

	Outstanding (number of units)	Index price(1)
Outstanding as of March 31, 2012	36,871,138	$3,320
Granted	46,783,794	2,982	(2)
Vested	(29,201,184)	3,398	(3)
Forfeited	(4,692,807)

Outstanding as of March 31, 2013	49,760,941	$3,674	(4)

(1)	The price of each unit is determined using 1/1000th of the index price.
(2)	Weighted-average index price used to determine number of awards granted.
(3)	Weighted-average index price used to determine the final cash settlement amount of the awards.
(4)	Index price used to remeasure the total fair value of the remaining outstanding unvested awards as of March 31, 2013.

Total compensation expense recognized within Non-interest expenses—Compensation and benefits in the consolidated statements of income relating to NIUs for the year ended March 31, 2012 and March 31, 2013 were ¥8,819 and ¥8,266 million respectively. Total unrecognized compensation cost, based on the fair value of these awards as of March 31, 2013 was ¥3,602 million which will be recognized through the consolidated statements of income over a remaining weighted-average period of 2.6 years.

Subsequent events

On May 15, 2013, the Company adopted a resolution to issue SARs No. 52, No. 53 and No. 54 of common stock pursuant to the SAR Plan B awards for directors and certain employees of the Company and subsidiaries and has issued SARs on June 5, 2013. The total number of SARs issued is 212,587 for the acquisition of 21,258,700 shares. The exercise price is a nominal ¥1 per share. The SARs vest and are exercisable approximately one to three years after the grant date and expire approximately six to eight years after the grant date.

In May 2013, Nomura also granted the issuance of NSUs, CSUs and NIUs to certain senior management and employees. These awards have a total grant date fair value of ¥45 billion and a vesting period of up to three years.

All new deferred awards granted in May 2013 include “Full Career Retirement” provisions which permit the recipients of the awards to continue to vest in the awards upon voluntary termination if certain criteria based on corporate title and length of service within Nomura are met.

Restructuring initiatives	12 Months Ended
Mar. 31, 2013
Restructuring initiatives

17. Restructuring initiatives:

During the fiscal year ended March 31, 2012, in anticipation of an ongoing environment of economic uncertainty, Nomura undertook a group-wide restructuring initiative primarily focusing on its Wholesale Division to improve profitability, select accretive businesses aligned with market conditions and to allocate business resources to growth regions accordingly.

As a result of this initial restructuring initiative, Nomura has recognized total restructuring costs of ¥12,397 million and ¥372 million in the consolidated statements of income for the years ended March 31, 2012 and March 31, 2013, respectively and in total, ¥12,769 million as of March 31, 2013. The restructuring costs primarily comprise employee termination costs reported within Noninterest expenses—Compensation and benefits. Liabilities relating these restructuring costs including currency translation adjustments were ¥7,083 million and ¥2,148 million as of March 31, 2012 and 2013, respectively. For the year ended March 31, 2013, ¥5,710 million had been settled.

This initial restructuring initiative was largely completed during in the year ended March 31, 2013 and therefore the amount of further restructuring costs to be incurred going forward is not expected to be material.

During the second quarter of the year ended March 31, 2013, Nomura has undertaken a further restructuring initiative also focusing on the Wholesale Division to further revise business models and increase business efficiencies.

As a result of this further restructuring initiative, Nomura has recognized ¥15,588 million of restructuring costs in the consolidated statements of income for the year ended March 31, 2013. The restructuring costs primarily comprise employee termination costs which are reported within Noninterest expenses—Compensation and benefits. As of March 31, 2013, ¥5,741 million of this amount had been settled and the remaining ¥8,165 million after currency translation adjustments is reported as a liability.

This restructuring program is scheduled to be completed during the year ended March 31, 2014, however the total costs to be incurred going forward are currently under evaluation.

Income taxes	12 Months Ended
Mar. 31, 2013
Income taxes

18. Income taxes:

The components of income tax expense reflected in the consolidated statements of income are as follows.

	Millions of yen
	Year ended March 31
	2011	2012	2013
Current:
Domestic	¥175	¥13,481	¥71,918
Foreign	5,956	7,650	6,164

Subtotal	6,131	21,131	78,082

Deferred:
Domestic	56,194	34,274	55,257
Foreign	(995)	3,498	(1,300)

Subtotal	55,199	37,772	53,957

Total	¥61,330	¥58,903	¥132,039

The income tax benefit recognized from net operating losses for the years ended March 31, 2011, 2012 and 2013 totaled ¥4,645 million, ¥1,358 million and ¥2,944 million, respectively.

The Company and its wholly-owned domestic subsidiaries have adopted the consolidated tax filing system permitted under Japanese tax law. The consolidated tax filing system only imposes a national tax. Since April 1, 2004, Nomura’s domestic effective statutory tax rate had been approximately 41%. Due to the revisions of domestic tax laws during the third quarter ended December 31, 2011, our effective statutory tax rates are 38% for the fiscal years beginning between April 1, 2012 and March 31, 2015, and 36% thereafter.

Foreign subsidiaries are subject to income taxes of the countries in which they operate. The relationship between income tax expense and pretax accounting income (loss) is affected by a number of items, including various tax credits, certain expenses not allowable for income tax purposes and different tax rates applicable to foreign subsidiaries.

The following table presents a reconciliation of the effective income tax rate reflected in the consolidated statements of income to Nomura’s effective statutory tax rate for the years ended March 31, 2011, 2012 and 2013.

	Year ended March 31
	2011	2012	2013
Our effective statutory tax rate	41.0%	41.0%	38.0%
Impact of:
Changes in deferred tax valuation allowance	1.6	(22.5)	(0.7)
Taxable items to be added on financial profit	5.3	3.8	1.5
Non-deductible expenses	16.6	23.3	12.9
Non-taxable revenue	(8.4)	(29.7)	(9.3)
Dividends from foreign subsidiaries	0.0	0.9	0.2
Tax effect of undistributed earnings of foreign subsidiaries	(0.0)	(1.1)	0.2
Different tax rate applicable to income (loss) of foreign subsidiaries	10.8	14.1	10.0
Effect of changes in domestic tax laws	—	45.7	0.9
Expiration of loss carryforwards	1.3	2.8	1.3
Tax benefit recognized on the devaluation of investment in subsidiaries and affiliates	(1.3)	(8.8)	—
Other	(1.1)	(0.2)	0.5

Effective tax rate	65.8%	69.3%	55.5%

Net deferred tax assets of ¥201,244 million and ¥145,602 million reported within Other assets—Other in the consolidated balance sheets as of March 31, 2012 and 2013, respectively, represent tax effects of the total of the temporary differences and tax loss carryforwards in those tax jurisdictions with net deductible amounts in future years. The net deferred tax liabilities of ¥63,493 million and ¥34,082 million reported within Other liabilities in the consolidated balance sheets as of March 31, 2012 and 2013, respectively, represent the total of the temporary differences in those tax jurisdictions with net taxable amounts in future years.

Details of deferred tax assets and liabilities are as follows.

	Millions of yen
	March 31
	2012	2013
Deferred tax assets
Depreciation, amortization and valuation of fixed assets	¥70,406	¥10,043
Investments in subsidiaries and affiliates	177,522	177,175
Valuation of financial instruments	197,961	146,800
Accrued pension and severance costs	34,291	17,999
Other accrued expenses and provisions	84,628	106,436
Operating losses	313,245	341,177
Other	20,034	5,228

Gross deferred tax assets	898,087	804,858
Less—Valuation allowance	(490,986)	(522,220)

Total deferred tax assets	407,101	282,638

Deferred tax liabilities
Investments in subsidiaries and affiliates	78,262	88,631
Valuation of financial instruments	56,732	53,367
Undistributed earnings of foreign subsidiaries	3,167	2,960
Valuation of fixed assets	117,112	21,950
Other	14,077	4,210

Total deferred tax liabilities	269,350	171,118

Net deferred tax assets	¥137,751	¥111,520

The valuation allowance mainly relates to deferred tax assets of consolidated subsidiaries with operating loss carryforwards for tax purposes. Based on the cumulative and continuing losses of these subsidiaries, management of Nomura believes that it is more likely than not that the related deferred tax assets will not be realized. The allowances against deferred tax assets are determined based on a review of future realizable value. Changes in the valuation allowance for deferred tax assets are shown below.

	Millions of yen
	Year ended March 31
	2011		2012		2013
Balance at beginning of year	¥501,554		¥461,966		¥490,986
Net change during the year	(39,588	)(1)	29,020	(2)	31,234	(3)

Balance at end of year	¥461,966		¥490,986		¥522,220

(1)	Includes negative ¥33,523 million related to foreign subsidiaries which is mainly due to an effect of utilized loss carryforwards in certain U.S. subsidiaries, negative ¥2,657 million and negative ¥3,408 million related to Japanese subsidiaries and the Company, respectively, which is due mainly to a result of a review of future realizable value for the deferred tax assets previously recorded. In total, ¥39,588 million of allowances decreased for the year ended March 31, 2011.
(2)	Includes ¥24,715 million related to foreign subsidiaries which is mainly due to an increase in non-recoverability of losses in certain foreign subsidiaries, ¥20,014 million related to Japanese subsidiaries which is mainly due to the effect of the conversion of Nomura Land and Building Co., Ltd. into a subsidiary of Nomura Holdings, Inc., and negative ¥15,709 million related to the Company which is due mainly to the decrease of allowance for the deferred tax assets previously recorded. In total, ¥29,020 million of allowances increased for the year ended March 31, 2012.
(3)	Includes ¥52,862 million related to foreign subsidiaries which is mainly due to an increase in non-recoverability of losses in certain foreign subsidiaries, negative ¥22,903 million related to the de-consolidation of Nomura Real Estate Holdings into an equity method affiliate, and ¥1,275 million related to Japanese subsidiaries and the Company, which is determined based on a review of future realizable value. In total, ¥31,234 million of allowances increased for the year ended March 31, 2013.

As of March 31, 2013, no deferred income taxes have been provided on undistributed earnings of foreign subsidiaries totaling ¥2,190 million not expected to be remitted in the foreseeable future. It is not practicable to determine the amount of income taxes payable in the event all such foreign earnings are repatriated.

As of March 31, 2013, Nomura has net operating loss carryforwards, for income tax purposes, of ¥1,339,383 million mainly resulting from certain U.S. and European subsidiaries. These losses, except for ¥771,418 million, which can be carried forward indefinitely, expire as follows: 2013 through 2022—¥315,415 million, 2023 and thereafter—¥252,550 million. Nomura believes that it is more likely than not that these loss carryforwards, less valuation allowance, will be realized.

The total amount of unrecognized tax benefits were not significant as of March 31, 2011, 2012 and 2013. Also there were no significant movements of the gross amounts in unrecognized tax benefits and the amount of interest and penalties recognized due to the unrecognized tax benefits during the years ended March 31, 2011, 2012 and 2013. Nomura recognizes the accrual of interest related to unrecognized tax benefits and penalties related to unrecognized tax benefits within Income tax expense in the consolidated statements of income.

Nomura is under continuous examination by the Japanese National Tax Agency and other tax authorities in major operating jurisdictions such as the United Kingdom (“U.K.”) and U.S. Nomura regularly assesses the likelihood of additional assessments in each tax jurisdiction and the impact on the consolidated financial statements. A liability for unrecognized tax benefits are recorded in the amount that is sufficient to cover potential exposure for an additional tax assessment depending on likelihood. It is reasonably possible that there may be a significant increase in unrecognized tax benefits within 12 months of March 31, 2013. Quantification of an estimated range cannot be made at this time due to the uncertainty of the potential outcomes. However, Nomura does not expect that any change in the gross balance of unrecognized tax benefits would have a material effect on its financial condition.

Nomura operates in multiple taxing jurisdictions, and faces audits from various tax authorities regarding many issues including but not limited to transfer pricing, deductibility of certain expenses, creditability of foreign taxes, and other matters. The table below summarizes the major jurisdictions in which Nomura operates and the earliest year in which Nomura remains subject to examination. Under Hong Kong Special Administrative Region (“Hong Kong”) tax law, the statute of limitation does not apply if the entity records a tax loss, thus not stated in below table.

Jurisdiction	Year
Japan	2008	(1)
U.K.	2012
U.S.	2009

(1)	For transfer pricing, the earliest year in which Nomura remains subject to examinations is 2007.

Revisions of domestic tax laws—

On December 2, 2011, the “Act to partially revise the Income Tax Act and others in order to construct a tax system corresponding to changes in the structure of economic system” (Act No. 114 of 2011) (“Act 114”) was promulgated. Under Act 114, effective from the fiscal year beginning on or after April 1, 2012, corporate income tax rate has been reduced from 30% to 25.5% and the use of operating loss carryforwards for tax purposes limited to 80% of the current year taxable income before deducting operating loss carryforwards for tax purposes. Also, on December 2, 2011, the “Special measures act to secure the financial resources required to implement policy on restoration after the East Japan Earthquake” (Act No. 117 of 2011) (“Act 117”) was promulgated. Under Act 117, effective for three fiscal years beginning between April 1, 2012 and March 31, 2015, a Special Reconstruction Corporate Tax has been imposed on companies, which is calculated by multiplying the base corporate income tax by 10%. As a result, domestic statutory tax rates to calculate deferred tax assets and liabilities are 38% for the temporary differences expected to be reversed between April 1, 2012 and March 31, 2015 and 36% thereafter.

Due to these revisions, for the year ended March 31, 2012, net deferred tax assets decreased by ¥5,510 million as at the revision of domestic tax laws. For the year ended March 31, 2012, income tax expenses increased by ¥5,510 million and net income attributable to NHI shareholders decreased by ¥13,251 million.

Shareholders' equity	12 Months Ended
Mar. 31, 2013
Shareholders' equity

19. Shareholders’ equity:

Changes in shares of common stock outstanding are shown below.

	Shares
	Year ended March 31
	2011	2012	2013
Number of shares outstanding at beginning of year	3,669,044,614	3,600,886,932	3,663,483,895
New issue	—	103,429,360	—

Common stock held in treasury:
Repurchases of common stock	(75,030,934)	(50,093,031)	(19,209)
Sales of common stock	2,409	1,530	601
Common stock issued to employees	6,870,600	9,271,600	47,335,900
Other net change in treasury stock	243	(12,496)	159,065

Number of shares outstanding at end of year	3,600,886,932	3,663,483,895	3,710,960,252

The amount available for dividends and acquisition of treasury stock is subject to the restrictions under the Companies Act of Japan. Additional paid-in capital and retained earnings include amounts which the Companies Act of Japan prohibits for the use of dividends and acquisition of treasury stock. As of March 31, 2011, 2012 and 2013, the amounts available for distributions were ¥480,471 million, ¥483,126 million and ¥538,021 million, respectively. These amounts are based on the amounts recorded in the Company’s unconsolidated financial statements maintained in accordance with accounting principles and practices prevailing in Japan. U.S. GAAP adjustments incorporated in the accompanying consolidated financial statements but not recorded in the Company’s unconsolidated financial statements have no effect on the determination of the amounts available for distributions under the Companies Act of Japan.

Retained earnings include Nomura’s share of investee undistributed earnings which have been accounted for based on the equity method, and those Nomura’s share of investee undistributed earnings amounted to ¥77,145 million, ¥50,922 million and ¥125,944 million as of March 31, 2011, 2012 and 2013, respectively.

Change in cumulative translation adjustment, net of tax in other comprehensive income (loss) for the year ended March 31, 2013 includes reclassification adjustment of ¥9,844 million for loss due to substantially complete liquidation of an investment in a foreign entity and the amount of income tax benefit allocated to this reclassification adjustment is ¥2,985 million.

Dividends on common stock per share were ¥8 for the year ended March 31, 2011, ¥6 for the year ended March 31, 2012 and ¥8 for the year ended March 31, 2013.

The Company issued new shares of common stock and repurchased common stock in accordance with NLB becoming a wholly owned subsidiary of Nomura for the year ended March 31, 2012. See Note 11 “Business combinations” for further information.

The change in common stock held in treasury includes the change in shares issued to employees under stock-based compensation plans, shares sold to enable shareholders to hold round lots of the 100 share minimum tradable quantity (adding-to-holdings requests) or shares acquired to create round lots or eliminate odd lots. Common stock held in treasury also includes, as of March 31, 2011, 2012 and 2013, 1,062,910 shares, or ¥2,189 million, 908,498 shares, or ¥1,985 million, and 1,257,966 shares, or ¥2,161 million, respectively, held by affiliated companies.

Subsequent Events

On April 26, 2013, the board of directors approved a resolution to set up a share buyback program, pursuant to the company’s articles of incorporation set out in accordance with Article 459-1 of the Companies Act of Japan as follows: (a) total number of shares authorized for repurchase is up to 40,000,000 shares, (b) total value of shares authorized for repurchase is up to ¥35 billion and (c) the share buyback program will run from May 8, 2013, to May 31, 2013. Under this buyback program, the Company repurchased 40,000,000 shares of common stock at a cost of ¥32,470 million.

Regulatory requirements	12 Months Ended
Mar. 31, 2013
Regulatory requirements

20. Regulatory requirements:

In April 2011, the Company has been assigned as Final Designated Parent Company who must calculate consolidated capital adequacy ratio and since then, our consolidated capital adequacy ratio has been calculated based on Capital Adequacy Notice on Final Designated Parent Company. Note that Capital Adequacy Notice on Final Designated Parent Company has been revised in line with Basel 2.5 and Basel III and we have calculated Basel III-based consolidated capital adequacy ratio since March 2013.

In accordance with Article 2 of the Capital Adequacy Notice on Final Designated Parent Company, our consolidated capital adequacy ratio is calculated based on the amounts of common equity Tier 1 capital, Tier 1 capital, total capital, credit risk-weighted assets, market risk and operational risk. As of March 31, 2013, we were in compliance with the requirement for common equity Tier1 capital ratio, Tier 1 capital ratio and consolidated capital adequacy ratio set out in the Capital Adequacy Notice on Final Designated Parent Company (required level as of March 31, 2013 is 3.5% for common equity Tier 1 capital ratio, 4.5% for Tier 1 capital ratio and 8% for consolidated capital adequacy ratio). Also, as of March 31, 2012, the Company was in compliance with the minimum capital requirement set out in the Basel 2.5-based Capital Adequacy Notice on Final Designated Parent Company.

Under the Financial Instruments and Exchange Act (the “FIEA”), NSC and Nomura Financial Products & Services, Inc. (“NFPS”) are subject to the capital adequacy rules of the FSA. This rule requires the maintenance of a capital adequacy ratio, which is defined as the ratio of adjusted capital to a quantified total of business risk, of not less than 120%. Adjusted capital is defined as net worth (which includes shareholders’ equity, net unrealized gains and losses on securities held, reserves and subordinated debts) less illiquid assets. The business risks are divided into three categories: (1) market risks, (2) counterparty risks, and (3) basic risks. Under this rule, there are no restrictions on the operations of the companies provided that the resulting net capital adequacy ratio exceeds 120%. As of March 31, 2012 and 2013, the capital adequacy ratio of NSC exceeded 120%. As of March 31, 2013, the capital adequacy ratio of NFPS exceeded 120%.

Financial Instruments Firms in Japan are required to segregate cash deposited by clients on securities transactions under the FIEA. As of March 31, 2012 and 2013, NSC segregated bonds with a market value of ¥269,979 million and ¥459,037 million and equities with a market value of ¥6,353 million and ¥7,861 million, respectively, which were either included in Trading assets on the accompanying consolidated balance sheets or borrowed under lending and borrowing securities contracts, as a substitute for cash.

In the U.S., Nomura Securities International, Inc. (“NSI”) is registered as a broker-dealer under the Securities Exchange Act of 1934 and as a futures commission merchant with the Commodity Futures Trading Commission (“CFTC”). NSI is also regulated by self-regulatory organizations, such as the Financial Industry Regulatory Authority and the Chicago Mercantile Exchange Group as its designated self regulatory organization. NSI is subject to the Securities and Exchange Commission’s Uniform Net Capital Rule (“Rule 15c3-1”) and other related rules, which require net capital, as defined under the alternative method, of not less than the greater of $1,000,000 or 2% of aggregate debit items arising from client transactions. The subsidiary is also subject to CFTC Regulation 1.17 which requires the maintenance of net capital of 8% of the total risk margin requirement, as defined, for all positions carried in client accounts and nonclient accounts or $1,000,000, whichever is greater. The subsidiary is required to maintain net capital in accordance with the SEC, CFTC, or other various exchange requirements, whichever is greater. As of March 31, 2012 and 2013, the subsidiary was in compliance with all applicable regulatory capital adequacy requirements.

In Europe, Nomura Europe Holdings plc (“NEHS”) is regulated on a consolidated basis by the Prudential Regulatory Authority in the U.K., which imposes minimum capital adequacy requirements on NEHS. Nomura International plc (“NIP”), the most significant of NEHS’ subsidiaries, acts as a securities brokerage and dealing business. NIP is regulated and has minimum capital adequacy requirements imposed on it on a standalone basis by the Prudential Regulation Authority in the U.K. Nomura Bank International plc (“NBI”), another subsidiary of NEHS, is also regulated by the Prudential Regulation Authority in the U.K. on a standalone basis. As of March 31, 2012 and 2013, the NEHS, NIP and NBI were in compliance with all relevant regulatory capital related requirements.

In Asia, Nomura International (Hong Kong) Limited (“NIHK”) and Nomura Singapore Ltd (“NSL”) are regulated by the respective authorities. NIHK is licensed by the Securities and Futures Commission in Hong Kong to carry out regulated activities including dealing in securities and futures contracts, and advising on securities, futures contracts and corporate finance. NIHK assumed from its fellow subsidiary, Nomura Securities (Hong Kong) Ltd, the roles of the exchange participant at the Stock Exchange of Hong Kong Ltd., the futures commission merchant at the Hong Kong Futures Exchange Ltd. and the clearing participants at the Hong Kong Securities Clearing Co. Ltd., the SEHK Options Clearing House Ltd. and HKFE Clearing Corporation Ltd with effect from April 22, 2013. NIHK has a branch located in Taiwan which is regulated by its local regulators under its respective jurisdictions. Activities of NIHK including its branch are subject to the Securities and Futures (Financial Resources) Rules which require it, at all times, to maintain its liquid capital at a level not less than its required liquid capital. Liquid capital means an amount by which its liquid assets exceed its ranking liabilities. Required liquid capital is calculated in accordance with the provisions laid down in the Securities and Futures (Financial Resources) Rules. NSL is a merchant bank with Asian Currency Unit (“ACU”) license governed by the Monetary Authority of Singapore (“MAS”). NSL carries out its ACU regulated activities including, among others, securities brokerage and dealing business. The regulations require NSL to maintain a minimum capital of SGD15 million. Currently, NSL is observing relevant financial ratios which fulfill the requirement from MAS. As of March 31, 2012 and 2013, NIHK and NSL were in compliance with all relevant regulatory capital related requirements.

Affiliated companies and other equity-method investees	12 Months Ended
Mar. 31, 2013
Affiliated companies and other equity-method investees

21. Affiliated companies and other equity-method investees:

Nomura’s significant affiliated companies and other equity-method investees include JAFCO Co., Ltd. (“JAFCO”), NRI, NREH, and Fortress Investment Group LLC (“Fortress”).

During the year ended March 31, 2012, NLB was consolidated and Chi-X Europe Limited (“Chi-X Europe”) was disposed of. Both of these companies have historically been reported as significant affiliated companies of Nomura.

JAFCO

JAFCO, which is a listed company in Japan, manages various venture capital funds and provides private equity-related investment services to portfolio companies.

In May 2011, the Company purchased 382,000 shares of NLB for ¥18,145 million from JAFCO when Nomura purchased additional issued shares of NLB and made it a subsidiary. See Note 11 “Business combinations” for further information. In addition, Nomura indirectly acquired an additional 0.3% equity interest in JAFCO at the same time.

As of March 31, 2013, Nomura’s ownership of JAFCO was 24.4% and there was no remaining equity method goodwill included in the carrying amount of the investment.

NRI

NRI develops and manages computer systems and provides research services and management consulting services. One of the major clients of NRI is Nomura.

In May 2011, Nomura indirectly acquired an additional 0.9% equity interest in NRI, when Nomura purchased additional issued shares of NLB and made it a subsidiary.

In July 2011, the Company acquired 381,520 shares of NLB from NRI and issued 45,019,360 common shares to NRI as a result of the share exchange. See Note 11 “Business combinations” for further information.

As of March 31, 2013, Nomura’s ownership of NRI was 38.8% and the remaining balance of equity method goodwill included in the carrying value of the investment was ¥56,473 million.

NLB

NLB owns certain of Nomura’s leased office space in Japan. NLB became a consolidated subsidiary of Nomura on May 24, 2011 and is therefore no longer an affiliated company of Nomura. See Note 11 “Business combinations” for further information. In addition, lease transactions with Nomura while NLB was an affiliated company of Nomura are disclosed in Note 10 “Leases”.

Fortress

Fortress is a global investment management firm. Fortress raises, invests and manages private equity funds, hedge funds and publicly traded alternative investment vehicles. The investment in Fortress is treated as an investment in a limited partnership and is accounted for by the equity method of accounting.

As of March 31, 2013, Nomura’s ownership of Fortress was 12.5% and there was no remaining equity method goodwill included in the carrying value of the investment.

Chi-X Europe

The investment in Chi-X Europe was accounted for by the equity method from December 31, 2009.

On February 18, 2011, BATS Global Markets, Inc. (“BATS”) entered into a definitive agreement to acquire 100% of the outstanding stock of Chi-X Europe. After regulatory approval, Nomura exchanged its shares in Chi-X Europe for approximately 7% (fully diluted) of the outstanding stock of BATS. As a result, Chi-X Europe is therefore no longer an affiliated company of Nomura.

NREH

NREH was a consolidated subsidiary of Nomura until March, 2013. In March 2013, Nomura sold 32,040 thousand shares of NREH. As a result, Nomura’s voting interest fell to 34.0%. Since Nomura no longer maintains a controlling financial interest in NREH, NREH has been deconsolidated and is now an affiliated company accounted for by the equity method from March 2013.

As part of deconsolidation process, a gain of ¥50,139 million, including unrealized gain of ¥38,468 million from Nomura’s remaining shares, was recognized which is reported in the consolidated statements of income within Revenue—Other.

NREH is a listed company in the First Section of the Tokyo Stock Exchange and the fair value of the retained investment in NREH was estimated using quoted market price.

As of March 31, 2013, Nomura’s ownership of NREH was 34.0% and the remaining balance of equity method goodwill included in the carrying value of the investment was ¥11,012 million.

Summary financial information—

A summary of financial information for JAFCO, NRI, NLB and NREH is as follows.

	Millions of yen
	March 31
	2012(1)	2013(1)(3)
Total assets	¥564,086	¥2,307,795
Total liabilities	200,020	1,551,699

	Millions of yen
	Year ended March 31
	2011	2012(2)	2013(3)
Net revenues	¥590,985	¥161,209	¥143,193
Non-interest expenses	535,564	105,520	69,899
Net income attributable to the companies	29,392	31,007	48,706

(1)	NLB’s assets and liabilities are not included because it was not an affiliated company of Nomura as of March 31, 2012 and 2013.
(2)	For NLB, financial information while it was an affiliated company of Nomura is included.
(3)	NREH is accounted for by the equity method from March 2013. NREH’s assets and liabilities are included however Net revenues, Non-interest expenses and Net income attributable to NREH are not included.

A summary of financial information for Fortress is as follows.

	Millions of yen
	March 31
	2012(1)	2013(1)
Total assets	¥184,650	¥203,332
Total liabilities	96,312	88,881

	Millions of yen
	Year ended March 31
	2011(1)	2012(1)	2013(1)
Net revenues	¥89,710	¥73,306	¥95,356
Non-interest expenses	154,161	166,006	73,956
Net income (loss) attributable to the company	(24,400)	(36,994)	6,487

(1)	Financial information for Fortress is as of its fiscal years ended December 31, 2010, 2011 and 2012, respectively. Nomura recognizes its share of Fortress’s earnings on a three-month lag.

A summary of balances and transactions with affiliated companies and other equity-method investees, except for lease transactions with NLB and NRI, which are disclosed in Note 10 “Leases”, is presented below.

	Millions of yen
	March 31
	2012	2013
Investments in affiliated companies	¥183,305	¥333,329
Advances to affiliated companies	10,649	12,376
Other receivables from affiliated companies	5,160	8,856
Other payables to affiliated companies	5,643	4,270

	Millions of yen
	Year ended March 31
	2011	2012	2013
Revenues	¥3,056	¥5,635	¥7,418
Non-interest expenses	52,796	49,810	48,755
Purchase of software, securities and tangible assets	20,945	22,904	55,099

The aggregate carrying amount and fair value of investments in affiliated companies and other equity-method investees for which a quoted market price is available are as follows.

	Millions of yen
	March 31
	2012	2013
Carrying amount	¥172,647	¥322,747
Fair value	208,827	404,967

Equity in earnings of equity-method investees, including those above, was a gain of ¥11,602 million, gain of ¥5,716 million and gain of ¥18,597 million for the years ended March 31, 2011, 2012 and 2013, respectively. Equity in earnings of equity-method investees is reported within Revenue—Other in the consolidated statements of income. Dividends from equity-method investees for the years ended March 31, 2011, 2012 and 2013 were ¥4,802 million, ¥4,747 million and ¥5,594 million, respectively.

Commitments, contingencies and guarantees	12 Months Ended
Mar. 31, 2013
Commitments, contingencies and guarantees

22. Commitments, contingencies and guarantees:

Commitments—

Credit and investment commitments

In connection with its banking and financing activities, Nomura provides commitments to extend credit which generally have fixed expiration dates. In connection with its investment banking activities, Nomura enters into agreements with clients under which Nomura commits to underwrite notes that may be issued by the clients. The outstanding commitments under these agreements are included below in commitments to extend credit.

Nomura has commitments to invest in various partnerships and other entities, primarily in connection with its merchant banking activities, and also has commitments to provide financing for investments related to these partnerships. The outstanding commitments under these agreements are included in commitments to invest in partnerships.

Certain consolidated VIEs which are engaged in the aircraft leasing business have commitments to purchase aircraft. The outstanding commitments under these agreements are included in commitments to purchase aircraft.

The following table presents a summary of the key types of outstanding commitments provided by Nomura as of March 31, 2012 and 2013.

	Millions of yen
	March 31
	2012	2013
Commitments to extend credit	¥332,009	¥369,988
Commitments to invest in partnerships	28,825	29,974
Commitments to purchase aircraft	52,411	30,143

As of March 31, 2013, these commitments had the following maturities:

	Millions of yen
	Total contractual amount	Years to maturity
		Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Commitments to extend credit	¥369,988	¥55,459	¥74,810	¥126,139	¥113,580
Commitments to invest in partnerships	29,974	375	17,702	1,503	10,394
Commitments to purchase aircraft	30,143	21,141	9,002	—	—

The contractual amounts of these commitments to extend credit represent the amounts at risk should the contracts be fully drawn upon, should the counterparties default, and assuming the value of any existing collateral becomes worthless. The total contractual amount of these commitments may not represent future cash requirements since the commitments may expire without being drawn upon. The credit risk associated with these commitments varies depending on the clients’ creditworthiness and the value of collateral held. Nomura evaluates each client’s creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by Nomura upon extension of credit, is based on credit evaluation of the counterparty.

Other commitments

The amounts of commitments to purchase real estate for sale and rental were ¥234,400 million as of March 31, 2012 and ¥nil as of March 31, 2013. Purchase obligations for goods or services that include payments for construction-related, advertising, and computer and telecommunications maintenance agreements amounted to ¥37,237 million as of March 31, 2012 and ¥26,228 million as of March 31, 2013.

Nomura has commitments under resale and repurchase agreements including amounts in connection with collateralized agreements, collateralized financing and Gensaki Repo transactions. These commitments amounted to ¥2,519 billion for resale agreements and ¥1,711 billion for repurchase agreements as of March 31, 2012 and ¥4,103 billion for resale agreements and ¥1,152 billion for repurchase agreements as of March 31, 2013. These amounts include certain types of repurchase transactions and securities transactions which Nomura accounts for as sales rather than collateralized financings in accordance with ASC 860.

In Japan, there is a market in which participants lend and borrow debt and equity securities without collateral to and from financial institutions. Under these arrangements, Nomura had obligations to return debt and equity securities borrowed without collateral of ¥269 billion and ¥340 billion as of March 31, 2012 and 2013, respectively.

As a member of securities clearing houses and exchanges, Nomura may be required to pay a certain share of the financial obligations of another member who may default on its obligations to the clearing house or the exchange. These guarantees are generally required under the membership agreements. To mitigate these risks, exchanges and clearing houses often require members to post collateral. The potential for Nomura to make payments under such guarantees is deemed remote.

Contingencies

Investigations, lawsuits and other legal proceedings

In the normal course of business as a global financial services entity, Nomura is involved in investigations, lawsuits and other legal proceedings and, as a result, may suffer loss from any fine, penalties or damages awarded against Nomura, any settlements Nomura chooses to make to resolve a matter, and legal and other advisory costs incurred to support and formulate a defense.

The ability to predict the outcome of these actions and proceedings is inherently difficult, particularly where claimants are seeking substantial or indeterminate damages, where investigations and legal proceedings are at an early stage, where the matters present novel legal theories or involve a large number of parties, or which take place in foreign jurisdictions with complex or unclear laws.

The Company regularly evaluates each legal proceeding and claim on a case-by-case basis in consultation with external legal counsel to assess whether an estimate of possible loss or range of loss can be made, if recognition of a liability is not appropriate. In accordance with ASC 450 “Contingencies” (“ASC 450”), the Company recognizes a liability for this risk of loss arising on each individual matter when a loss is probable and the amount of such loss or range of loss can be reasonably estimated. The amount recognized as a liability is reviewed at least quarterly and is revised when further information becomes available. If these criteria are not met for an individual matter, such as if an estimated loss is only reasonably possible rather than probable, no liability is recognized. However, where a material loss is reasonably possible, the Company will disclose details of the legal proceeding or claim below. Under ASC 450 an event is defined as reasonably possible if the chance of the loss to the Company is more than remote but less than probable.

The most significant actions and proceedings against Nomura are summarized below. The Company believes that, based on current information available as of the date of these consolidated financial statements, the ultimate resolution of these actions and proceedings will not be material to the Company’s financial condition. However, an adverse outcome in certain of these matters could have a material adverse effect on the consolidated statements of income or cash flows in a particular quarter or annual period.

For those significant actions and proceedings described below where the counterparty has alleged a specific amount of damages, the Company currently estimates that the reasonably possible loss for the matter would not exceed the amount specified in each case. For each of these matters, the specific amount alleged (which is the Company’s current estimate of the maximum reasonably possible loss) is indicated in the description of the matter below. For certain other significant actions and proceedings, the Company is unable to provide an estimate of the reasonably possible loss or range of reasonably possible losses because, among other reasons, (i) the proceedings are at such an early stage there is not enough information available to assess whether the stated grounds for the claim are viable; (ii) damages have not been identified by the claimant; (iii) damages are unsupported and/or exaggerated; (iv) there is uncertainty as to the outcome of pending appeals or motions; (v) there are significant legal issues to be resolved that may be dispositive, such as the applicability of statutes of limitations; and/or (vi) there are novel or unsettled legal theories underlying the claims.

In January 2008, Nomura International plc (“NIP”) was served with a tax notice issued by the tax authorities in Pescara, Italy alleging breaches by NIP of the U.K.-Italy Double Taxation Treaty of 1998 (the “Tax Notice”). The alleged breaches relate to payments to NIP of tax credits on dividends on Italian shares. The Tax Notice not only denies certain payments to which NIP claims to be entitled but also seeks reimbursement of approximately EUR 33.8 million, plus interest, already refunded. NIP continues vigorously to challenge the Pescara Tax Court’s decisions in favor of the local tax authorities. The specified amount alleged is the Company’s current estimate of the maximum reasonably possible loss from this matter.

In April 2010, Lehman Brothers Holdings Inc. and Lehman Brothers Special Financing Inc. (collectively, “Lehman Inc.”) commenced proceedings in the U.S. Bankruptcy Court in New York objecting to the proof of claims filed by the Company’s subsidiary, Nomura Securities Co., Ltd. (“NSC”) in respect of swaps and other derivative transactions in the total amount of approximately $37 million, and affirmatively sought recovery of damages. On August 21, 2012, the parties filed a stipulation dismissing with prejudice the proceedings and resolving the claim.

In October 2010 and June 2012, two actions were brought against NIP, seeking recovery of payments allegedly made to NIP by Fairfield Sentry Ltd. and Fairfield Sigma Ltd. (collectively, the “Fairfield Funds”), which are now in liquidation and were feeder funds to Bernard L. Madoff Investment Securities LLC (under the liquidation with its trustee’s on-going recovery procedure pursuant to the Securities Investor Protection Act in the U.S. since December 2008). The first suit was brought by the liquidators of the Fairfield Funds. It was filed on October 5, 2010 in the Supreme Court of the State of New York, but was subsequently removed to the U.S. Bankruptcy Court, where it is presently pending. The second suit was brought by the Madoff Trustee. NIP was added as a defendant in June 2012 when the Madoff Trustee filed an amended complaint in the U.S. Bankruptcy Court. Both actions seek to recover approximately $35 million. The $35 million amount is Nomura’s current estimate of the maximum reasonably possible loss from this matter.

In March 2011, PT Bank Mutiara Tbk. (“Bank Mutiara”) commenced proceedings in the Commercial Court of the Canton of Zurich against a SPC established at the request of NIP (the main operating subsidiary of Nomura in the U.K.). The SPC is included as part of NIP’s consolidated accounts. These are proceedings to challenge the SPC’s rights over approximately $156 million in an account held in Switzerland. The SPC has a security interest over the money pursuant to a loan facility with Telltop Holdings Limited, a third party company. Telltop Holdings Limited is currently in liquidation. The SPC does not believe that Bank Mutiara has any enforceable security interest over the funds and is seeking release of the monies.

In April 2011, the Federal Home Loan Bank of Boston (“FHLB-Boston”) commenced proceedings in the Superior Court of Massachusetts against numerous issuers, sponsors and underwriters of residential mortgage-backed securities (“MBS”), and their controlling persons, including Nomura Asset Acceptance Corporation (“NAAC”), Nomura Credit & Capital, Inc. (“NCCI”), Nomura Securities International, Inc. (“NSI”) and Nomura Holding America Inc. (“NHA”). The action alleges that FHLB-Boston purchased residential MBS issued by NAAC for which the offering materials contained untrue statements or omitted material facts concerning the underwriting standards used by the original lenders and the characteristics of the loans underlying the securities. FHLB-Boston seeks rescission of its purchases or compensatory damages pursuant to state law. FHLB-Boston alleges that it purchased certificates in four offerings issued by NAAC but does not specify the amount of its purchases or the amount of any alleged losses. Due to the lack of information at this early stage of the litigation and the uncertainties involved, including lack of information concerning the alleged purchases by the plaintiff, the Company cannot provide an estimate of reasonably possible loss related to this matter at this time.

In July 2011, the National Credit Union Administration Board (“NCUA”) commenced proceedings in the United States District Court for the Central District of California as liquidating agent of Western Corporate Federal Credit Union (“WesCorp”) against various issuers, sponsors and underwriters of residential MBS purchased by WesCorp. The complaint alleges that WesCorp purchased residential MBS issued by NAAC and Nomura Home Equity Loan Inc. (“NHEL”), among others, for which the offering materials contained untrue statements or omitted material facts concerning the underwriting standards used by the original lenders. The complaint alleges that WesCorp purchased certificates in two offerings in the original principal amount of approximately $83 million and seeks rescission of its purchases or compensatory damages. The court has issued tentative rulings dismissing NCUA’s claims, but no order has yet been entered. Due to the legal uncertainties involved, as well as the lack of any discovery concerning the facts, the Company cannot provide an estimate of reasonably possible loss related to this matter at this time.

In September 2011, the Federal Housing Finance Agency (“FHFA”), as conservator for the government sponsored enterprises, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation (the “GSEs”), commenced proceedings in the United States District Court for the Southern District of New York against numerous issuers, sponsors and underwriters of residential MBS, and their controlling persons, including NAAC, NHEL, NCCI, NSI and NHA, (the Company’s U.S. subsidiaries). The action alleges that the GSEs purchased residential MBS issued by NAAC and NHEL for which the offering materials contained untrue statements or omitted material facts concerning the underwriting standards used by the original lenders and the characteristics of the loans underlying the securities. FHFA alleges that the GSEs purchased certificates in seven offerings in the original principal amount of approximately $2,046 million and seeks rescission of its purchases or compensatory damages. The court has denied the motion to dismiss filed by the Company’s U.S. subsidiaries and the parties are involved in the discovery process. Given the lack of any expert discovery at this stage of the litigation and certain legal uncertainties, the Company cannot provide an estimate of reasonably possible loss related to this matter at this time.

In October 2011, the NCUA commenced proceedings in the United States District Court for the District of Kansas as liquidating agent of U.S. Central Federal Credit Union (“U.S. Central”) against various issuers, sponsors and underwriters of residential MBS purchased by U.S. Central, including NHEL. The complaint alleges that U.S. Central purchased residential MBS issued by NHEL, among others, for which the offering materials contained untrue statements or omitted material facts concerning the underwriting standards used by the original lenders. The complaint alleges that U.S. Central purchased a certificate in one offering in the original principal amount of approximately $50 million and seeks rescission of its purchase or compensatory damages. The court denied, in part, motions to dismiss filed by the defendants, but has certified for interlocutory appeal an issue that would substantially resolve the action in the defendants’ favor. Due to the lack of factual information at this early stage of the litigation and the legal uncertainties involved, the Company cannot provide an estimate of reasonably possible loss related to this matter at this time.

In November 2011, NIP was served with a claim filed by the trustee (the “Madoff Trustee”) appointed for the liquidation of Bernard L. Madoff Investment Securities LLC (“BLMIS”) in the United States Bankruptcy Court Southern District of New York. This is a clawback action similar to claims filed by the Madoff Trustee against numerous other institutions. The Madoff Trustee alleges that NIP received redemptions from BLMIS feeder fund, Harley International (Cayman) Limited in the six years prior to December 11, 2008 (the date proceedings were commenced against BLMIS) and that these are avoidable and recoverable under the U.S. Bankruptcy Code and New York law. The amount that the Madoff Trustee is currently seeking to recover from NIP is approximately $21 million. The specified amount alleged is the Company’s current estimate of the maximum reasonably possible loss from this matter.

In August 2012, The Prudential Insurance Company of America and certain of its affiliates filed several complaints in the Superior Court of New Jersey against various issuers, sponsors and underwriters of residential MBS, including an action against NHEL, NCCI and NSI. The action against these Nomura subsidiaries has been removed to federal court. The complaint alleges that the plaintiffs purchased over $183 million in residential mortgage-backed securities from five different offerings. The plaintiffs allege that the offering materials contained material misrepresentations that were fraudulent regarding the underwriting practices and quality of the loans underlying the securities. The plaintiffs allege causes of action for fraud, aiding and abetting fraud, negligent misrepresentation, and New Jersey Civil RICO, and seek to recover, among other things, compensatory and treble damages. Due to the lack of factual information at this early stage of the litigation and the legal uncertainties involved, the Company cannot provide an estimate of reasonably possible loss related to this matter at this time.

In March 2013, Banca Monte dei Paschi di Siena SpA (“MPS”) issued a claim in the Italian Courts against two former directors of MPS and NIP. MPS alleges that the former directors improperly caused MPS to enter into certain structured financial transactions with NIP in 2009 (the “Transactions”) and alleges that NIP is jointly liable for the unlawful conduct of MPS’s former directors. MPS is claiming damages of not less than EUR700 million. An investigation has also been commenced by the Public Prosecutor’s office in Siena, Italy into various allegations against MPS and certain of its former directors, including in relation to the Transactions. Starting on April 15, 2013, the Public Prosecutor in Siena issued seizure orders in relation to the Transactions seeking to seize the Transactions and approximately EUR 1.9 billion of assets said to be held or receivable in various NIP and Nomura Bank International plc (“NBI”) accounts in, or managed through, Italy and alleging that the Transactions involved offenses under Italian law. NBI was informed on April 23, 2013 that a seizure order had been effected over a small amount of cash and certain receivables in Italy. On April 26, 2013, the relevant Italian criminal judge issued an order declining to validate the various seizure orders issued by the Public Prosecutor. Accordingly, on the same date, the Public Prosecutor ordered the immediate restitution of all assets subject to seizure. The Public Prosecutor has subsequently lodged an appeal against the order of the relevant Italian criminal judge that declined to validate the seizure orders. It is not possible for the Company to determine whether any loss is probable or to estimate the amount of any loss in this proceeding. Numerous legal and factual issues may need to be resolved, including through potentially lengthy discovery and determination of important factual matters, and by addressing novel or unsettled legal questions relevant to the proceedings in question, before the amount of any potential liability can be reasonably estimated for this claim. The Company cannot predict if, how, or when the claim will be resolved or what any eventual settlement, fine, penalty or other relief may be, particularly since the claim is at an early stage in its development and the claimant is seeking substantial damages.

NSC is the leading securities firm in Japan with approximately five million client accounts. Accordingly, with a significant number of client transactions, NSC is from time to time party to various Japanese civil litigation and other dispute resolution proceedings with clients relating to investment losses. These include an action commenced against NSC in April 2012 by a corporate client seeking ¥5,102 million in damages for losses on the pre-maturity cash out of 16 series of currency-linked structured notes purchased from NSC between 2003 and 2008. The plaintiff alleges among other things, insufficient explanation in the sale of the structured notes by NSC. NSC believes these allegations are without merit. The specified amount alleged is the Company’s current estimate of the maximum reasonably possible loss from this matter.

Subsequent Events

In April 2013, another action in relation to investment losses was commenced against NSC by a corporate client seeking ¥10,247 million in damages for losses on currency derivative transactions and the pre-maturity cash out or redemption of 11 series of equity-linked structured notes purchased from NSC between 2005 and 2011. The plaintiff alleges among other things, insufficient explanation before entering into the transaction or in the sale of the structured notes by NSC. NSC believes these allegations are without merit. The specified amount alleged is the Company’s current estimate of the maximum reasonably possible loss from this matter.

The Company supports the position of its subsidiaries in each of these claims.

Other mortgage-related contingencies in the U.S.

Certain of the Company’s subsidiaries in the U.S. securitized mortgage loans in the form of MBS. These subsidiaries did not generally originate mortgage loans, but purchased mortgage loans from third-party loan originators (the “originators”). In connection with such purchases, these subsidiaries received loan level representations from the originators. In connection with the securitizations, the relevant subsidiaries provided loan level representations and warranties of the type generally described below, which mirror the representations the subsidiaries received from the originators.

The loan level representations made in connection with the securitization of mortgage loans were generally detailed representations applicable to each loan and addressed characteristics of the borrowers and properties. The representations included, but were not limited to, information concerning the borrower’s credit status, the loan-to-value ratio, the owner occupancy status of the property, the lien position, the fact that the loan was originated in accordance with the originator’s guidelines, and the fact that the loan was originated in compliance with applicable laws. Certain of the MBS issued by the subsidiaries were structured with credit protection provided to specified classes of certificates by monoline insurers.

The relevant subsidiaries have received claims demanding the repurchase of certain loans from trustees of various securitization trusts, made at the instance of one or more investors, or from certificate insurers. It is our policy to review each claim that has been received, and the subsidiaries have contested those claims believed to be without merit or have agreed to repurchase certain loans for those claims that the subsidiaries have determined to have merit. In several instances, following the rejection of repurchase demands, investors have instituted actions through the trustee alleging breach of contract. These breach of contract claims, which seek to enforce the repurchase demands made, are at a very early stage.

The Company cannot provide an estimate of reasonably possible loss relating to the existing unresolved demands or the likelihood of additional breach of representation claims at this time due to the uncertainties involved. Specifically, macroeconomic conditions, including the unemployment rate, affect the rate of defaults in residential mortgages. Further, the Company’s exposure with respect to such claims is influenced by the particular originators which underwrote the loans at issue, the particular representations made (which were not uniform across all securitizations), and fluctuations in values in the residential real estate markets which affect the loss severity for defaulting loans. As at June 13, 2013, the subsidiaries have received claims to repurchase loans with original principal of $4,663 million that are unresolved. Further, due to the lack of factual information at this early stage and the legal uncertainties involved, the Company cannot provide an estimate of reasonably possible loss related to breach of contract claims arising from rejected repurchase demands.

Guarantees—

ASC 460 “Guarantees” specifies the disclosures to be made in regards to obligations under certain issued guarantees and requires a liability to be recognized for the fair value of a guarantee obligation at inception.

In the normal course of business, Nomura enters into various guarantee arrangements with counterparties in the form of standby letters of credit and other guarantees, which generally have a fixed expiration date.

In addition, Nomura enters into certain derivative contracts that meet the accounting definition of a guarantee, namely derivative contracts that contingently require a guarantor to make payment to a guaranteed party based on changes in an underlying that relate to an asset, liability or equity security held by a guaranteed party. Since Nomura does not track whether its clients enter into these derivative contracts for speculative or hedging purposes, Nomura has disclosed below information about derivative contracts that could meet the accounting definition of guarantees.

For information about the maximum potential amount of future payments that Nomura could be required to make under certain derivatives, the notional amount of contracts has been disclosed. However, the maximum potential payout for certain derivative contracts, such as written interest rate caps and written currency options, cannot be estimated, as increases in interest or foreign exchange rates in the future could be theoretically unlimited.

Nomura records all derivative contracts at fair value on its consolidated balance sheets. Nomura believes the notional amounts generally overstate its risk exposure. Since the derivative contracts are accounted for at fair value, carrying value is considered the best indication of payment and performance risk for individual contracts.

The following table presents information on Nomura’s derivative contracts that could meet the accounting definition of a guarantee and standby letters of credit and other guarantees.

	Millions of yen
	March 31
	2012		2013
	Carrying value	Maximum potential payout / Notional total	Carrying value	Maximum potential payout / Notional total
Derivative contracts(1)(2)	¥3,997,315	¥107,572,427	¥4,510,650	¥123,980,481
Standby letters of credit and other guarantees(3)	264	21,674	277	9,084

(1)	Credit derivatives are disclosed in Note 3 “Derivative instruments and hedging activities” and are excluded from derivative contracts.
(2)	Derivative contracts primarily consist of equity, interest rate and foreign exchange contracts.
(3)	Collateral held in connection with standby letters of credit and other guarantees as of March 31, 2012 was ¥6,377 million and as of March 31, 2013 is ¥6,374 million.

The following table presents maturity information on Nomura’s derivative contracts that could meet the accounting definition of a guarantee and standby letters of credit and other guarantees as of March 31, 2013.

	Millions of yen
		Maximum potential payout/Notional
			Years to Maturity
	Carrying value	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Derivative contracts	¥4,510,650	¥123,980,481	¥39,561,164	¥31,284,453	¥13,333,026	¥39,801,838
Standby letters of credit and other guarantees	277	9,084	8	319	668	8,089

Segment and geographic information	12 Months Ended
Mar. 31, 2013
Segment and geographic information

23. Segment and geographic information:

Operating segments—

Nomura’s operating management and management reporting are prepared based on the Retail, the Asset Management, and the Wholesale segments. Nomura structures its business segments based upon the nature of its main products and services, its client base and its management structure.

The accounting policies for segment information materially follow U.S. GAAP, except for the impact of unrealized gains/losses on investments in equity securities held for operating purposes, which under U.S. GAAP are included in Income before income taxes, but excluded from segment information.

Revenues and expenses directly associated with each business segment are included in the operating results of each respective segment. Revenues and expenses that are not directly attributable to a particular segment are allocated to each respective business segment or included in “Other”, based upon Nomura’s allocation methodologies as used by management to assess each segment’s performance.

Business segments’ results are shown in the following tables. Net interest revenue is disclosed because management views interest revenue net of interest expense for its operating decisions. Business segments’ information on total assets is not disclosed because management does not utilize such information for its operating decisions and therefore, it is not reported to management. In April 2011, Nomura Bank (Luxembourg) S.A. in the Asset Management segment was integrated into “Other”. And, in accordance with the realignment in April 2012, certain prior period amounts have been reclassified to confirm with the current fiscal year presentation (Wholesale and “Other”).

	Millions of yen
	Retail	Asset Management	Wholesale	Other (Incl. elimination)	Total
Year ended March 31, 2011
Non-interest revenue	¥389,404	¥62,670	¥532,527	¥71,684	¥1,056,285
Net interest revenue	3,029	3,865	93,607	(9,192)	91,309

Net revenue	392,433	66,535	626,134	62,492	1,147,594
Non-interest expenses	291,245	46,513	622,000	77,685	1,037,443

Income (loss) before income taxes	¥101,188	¥20,022	¥4,134	¥(15,193)	¥110,151

Year ended March 31, 2012
Non-interest revenue	¥347,385	¥63,022	¥428,738	¥572,918	¥1,412,063
Net interest revenue	2,873	2,778	126,311	(11,973)	119,989

Net revenue	350,258	65,800	555,049	560,945	1,532,052
Non-interest expenses	287,128	45,281	592,701	525,792	1,450,902

Income (loss) before income taxes	¥63,130	¥20,519	¥(37,652)	¥35,153	¥81,150

Year ended March 31, 2013
Non-interest revenue	¥394,294	¥66,489	¥491,773	¥695,695	¥1,648,251
Net interest revenue	3,631	2,448	153,083	(31,467)	127,695

Net revenue	397,925	68,937	644,856	664,228	1,775,946
Non-interest expenses	297,297	47,768	573,199	657,637	1,575,901

Income (loss) before income taxes	¥100,628	¥21,169	¥71,657	¥6,591	¥200,045

Transactions between operating segments are recorded within segment results on commercial terms and conditions and are eliminated in “Other” column.

The following table presents the major components of income (loss) before income taxes in “Other.”

	Millions of yen
	Year ended March 31
	2011	2012	2013
Net gain related to economic hedging transactions	¥2,290	¥8,372	¥989
Realized gain on investments in equity securities held for operating purposes	219	198	1,001
Equity in earnings of affiliates	8,996	10,613	14,401
Corporate items(1)(3)	(34,476)	(32,129)	17,652
Other(2) (3)	7,778	48,099	(27,452)

Total(3)	¥(15,193)	¥35,153	¥6,591

(1)	Includes the gain due to the business combination with NLB in Corporate items during the year ended March 31, 2012.
(2)	Includes the impact of Nomura’s own creditworthiness.
(3)	In accordance with the realignment in April 2012, certain prior period amounts of Wholesale and “Other” have been reclassified to conform to the current period presentation.

The table below presents a reconciliation of the combined business segments’ results included in the preceding table to Nomura’s reported Net revenue, Non-interest expenses and Income before income taxes in the consolidated statements of income.

	Millions of yen
	Year ended March 31
	2011	2012	2013
Net revenue	¥1,147,594	¥1,532,052	¥1,775,946
Unrealized gain (loss) on investments in equity securities held for operating purposes	(16,896)	3,807	37,685

Consolidated net revenue	¥1,130,698	¥1,535,859	¥1,813,631

Non-interest expenses	¥1,037,443	¥1,450,902	¥1,575,901
Unrealized gain (loss) on investments in equity securities held for operating purposes	—	—	—

Consolidated non-interest expenses	¥1,037,443	¥1,450,902	¥1,575,901

Income before income taxes	¥110,151	¥81,150	¥200,045
Unrealized gain (loss) on investments in equity securities held for operating purposes	(16,896)	3,807	37,685

Consolidated income before income taxes	¥93,255	¥84,957	¥237,730

Geographic information—

Nomura’s identifiable assets, revenues and expenses are generally allocated based on the country of domicile of the legal entity providing the service. However, because of the integration of the global capital markets and the corresponding global nature of Nomura’s activities and services, it is not always possible to make a precise separation by location. As a result, various assumptions, which are consistent among years, have been made in presenting the following geographic data.

The tables below present a geographic allocation of net revenue and income (loss) before income taxes from operations by geographic areas, and long-lived assets associated with Nomura’s operations. Net revenue in “Americas” and “Europe” substantially represents Nomura’s operations in the U.S. and the U.K., respectively. Net revenue and long-lived assets have been allocated based on transactions with external customers while income (loss) before income taxes has been allocated based on the inclusion of intersegment transactions.

	Millions of yen
	Year ended March 31
	2011	2012	2013
Net revenue(1):
Americas	¥168,889	¥143,350	¥208,962
Europe	257,135	195,826	172,761
Asia and Oceania	44,474	34,819	43,265

Subtotal	470,498	373,995	424,988
Japan	660,200	1,161,864	1,388,643

Consolidated	¥1,130,698	¥1,535,859	¥1,813,631

Income (loss) before income taxes:
Americas	¥4,410	¥(24,612)	¥25,730
Europe	(43,627)	(91,544)	(93,099)
Asia and Oceania	(16,296)	(12,937)	(12,063)

Subtotal	(55,513)	(129,093)	(79,432)
Japan	148,768	214,050	317,162

Consolidated	¥93,255	¥84,957	¥237,730

	March 31
	2011	2012	2013
Long-lived assets:
Americas	¥91,295	¥94,698	¥118,302
Europe	115,352	114,195	111,381
Asia and Oceania	31,642	23,892	20,471

Subtotal	238,289	232,785	250,154
Japan	270,945	973,711	294,002

Consolidated	¥509,234	¥1,206,496	¥544,156

(1)	There is no revenue derived from transactions with a single major external customer.

Supplementary subsidiary guarantee information required under SEC rules	12 Months Ended
Mar. 31, 2013
Supplementary subsidiary guarantee information required under SEC rules

24. Supplementary subsidiary guarantee information required under SEC rules:

The Company provides several guarantees of borrowings of its subsidiaries. The Company has fully and unconditionally guaranteed the securities issued or to be issued by Nomura America Finance LLC, which is an indirect, wholly owned finance subsidiary of the Company.

Summary of accounting policies (Policies)	12 Months Ended
Mar. 31, 2013
Description of business

Description of business—

Nomura Holdings, Inc. (the “Company”) and its broker-dealer, banking and other financial services subsidiaries provide investment, financing and related services to individual, institutional and government clients on a global basis. The Company and other entities in which it has a controlling financial interest are collectively referred to as “Nomura” within these consolidated financial statements.

Nomura operates its business through various divisions based upon the nature of specific products and services, its main client base and its management structure. Nomura reports operating results through three business segments: Retail, Asset Management and Wholesale.

In its Retail segment, Nomura provides investment consultation services mainly to individual clients in Japan. In its Asset Management segment, Nomura develops and manages investment trusts, and provides investment advisory services. In its Wholesale segment, Nomura is engaged in the sales and trading of debt and equity securities and currencies on a global basis to various institutions, provides investment banking services such as the underwriting of debt and equity securities as well as mergers and acquisitions and financial advice and invests in private equity businesses and seeks to maximize returns on these investments by increasing the corporate value of investee companies.

Basis of presentation

Basis of presentation—

The accounting and financial reporting policies of the Company conform to accounting principles generally accepted in the United States (“U.S. GAAP”) as applicable to broker-dealers.

These consolidated financial statements include the accounts of the Company and other entities in which it has a controlling financial interest. The Company initially determines whether it has a controlling financial interest in an entity by evaluating whether the entity is a variable interest entity (“VIE”) under Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 810 “Consolidation” (“ASC 810”). VIEs are entities in which equity investors do not have the characteristics of a controlling financial interest or which do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support. The Company consolidates VIEs where Nomura is the primary beneficiary, which is where Nomura holds variable interests that provide power over the most significant activities of the VIE and the right to receive benefits or the obligation to absorb losses meeting a significance test, provided that Nomura is not acting as a fiduciary for other interest holders. For certain VIE that qualify as investment companies under ASC 946 “Financial Services—Investment Companies” (“ASC 946”) or for which it is industry practice to apply guidance consistent with the measurement principles in ASC 946, Nomura is the primary beneficiary when it holds an interest that will absorb a majority of the expected losses or a majority of the expected residual returns of the entity, or both.

For entities other than VIEs, Nomura is generally determined to have a controlling financial interest in an entity when it owns a majority of the voting interests.

Equity investments in entities in which Nomura has significant influence over operating and financial decisions (generally defined as 20 to 50 percent of the voting stock of a corporate entity, or at least 3 percent of a limited partnership) are accounted for under the equity method of accounting (“equity method investments”) and reported within Other assets—Investments in and advances to affiliated companies or at fair value by electing the fair value option permitted by ASC 825 “Financial Instruments” (“ASC 825”) and reported within Trading assets or Private equity investments or Other assets—Other. Investments undertaken by Nomura’s merchant banking business are reported within Private equity investments and Other assets—Other. Other investments are reported within Trading assets. Equity investments in which Nomura has neither control nor significant influence are carried at fair value, with changes in fair value recognized through the consolidated statements of income or the consolidated statements of comprehensive income.

Certain entities in which Nomura has a financial interest are investment companies under ASC 946. These entities, including subsidiaries such as Nomura Principal Finance Co., Ltd. (“NPF”), carry all of their investments at fair value, with changes in fair value recognized through the consolidated statements of income.

The Company’s principal subsidiaries include Nomura Securities Co., Ltd. (“NSC”), Nomura Securities International, Inc. (“NSI”) and Nomura International plc (“NIP”).

All material intercompany transactions and balances have been eliminated on consolidation. Certain reclassifications of previously reported amounts have been made to conform to the current year presentation.

Use of estimates

Use of estimates—

In presenting these consolidated financial statements, management makes estimates regarding the valuation of certain financial instruments and investments, the outcome of litigation and tax examinations, the recovery of the carrying value of goodwill, the allowance for doubtful accounts, the realization of deferred tax assets and other matters that affect the reported amounts of assets and liabilities as well as the disclosures in these consolidated financial statements. Estimates, by their nature, are based on judgment and available information. Therefore, actual results may differ from estimates which could have a material impact on these consolidated financial statements, and it is possible that such adjustments could occur in the near term.

Fair value of financial instruments

Fair value of financial instruments—

A significant amount of Nomura’s financial assets and financial liabilities are carried at fair value, with changes in fair value recognized through the consolidated statements of income or the consolidated statements of comprehensive income. Use of fair value is either specifically required under U.S. GAAP or Nomura makes an election to use fair value for certain eligible items under the fair value option.

Other financial assets and financial liabilities are carried at fair value on a nonrecurring basis, where the primary measurement basis is not fair value. Fair value is only used in specific circumstances after initial recognition, such as to measure impairment.

In all cases, fair value is determined in accordance with ASC 820 “Fair Value Measurements and Disclosures” (“ASC 820”) which defines fair value as the amount that would be exchanged to sell a financial asset or transfer a financial liability in an orderly transaction between market participants at the measurement date. It assumes that the transaction occurs in Nomura’s principal market, or in the absence of a principal market, the most advantageous market for the relevant financial asset or financial liability. See Note 2 “Fair value measurements” for further information regarding how Nomura estimates fair value for specific types of financial instruments used in the ordinary course of business.

Private equity business

Private equity business—

Private equity investments are generally carried at fair value, with changes in fair value recognized through the consolidated statements of income. See Note 4 “Private equity business” for further information.

Transfers of financial assets

Transfers of financial assets—

Nomura accounts for the transfer of a financial asset as a sale when Nomura relinquishes control over the asset by meeting the following conditions: (a) the asset has been isolated from the transferor (even in bankruptcy or other receivership), (b) the transferee has the right to pledge or exchange the asset received, or if the transferee is an entity whose sole purpose is to engage in securitization or asset-backed financing activities, if, the holders of its beneficial interests have the right to pledge or exchange the beneficial interests held and (c) the transferor has not maintained effective control over the transferred asset.

In connection with its securitization activities, Nomura utilizes special purpose entities (“SPEs”) to securitize commercial and residential mortgage loans, government and corporate securities and other types of financial assets. Nomura’s involvement with SPEs includes structuring and underwriting, distributing and selling debt instruments and beneficial interests issued by SPEs to investors. Nomura derecognizes financial assets transferred in securitizations provided that Nomura has relinquished control over such assets and does not consolidate the SPE. Nomura may obtain or retain an interest in the financial assets, including residual interests in the SPEs dependent upon prevailing market conditions. Any such interests are accounted for at fair value and reported within Trading assets in the consolidated balance sheets with the change in fair value reported within Revenue—Net gain on trading in the consolidated statements of income.

Foreign currency translation

Foreign currency translation—

The financial statements of the Company’s subsidiaries are measured using their functional currency which is the currency of the primary economic environment in which the entity operates. All assets and liabilities of subsidiaries which have a functional currency other than Japanese yen are translated into Japanese yen at exchange rates in effect at the balance sheet date; all revenue and expenses are translated at the average exchange rates for the respective years and the resulting translation adjustments are accumulated and reported within Accumulated other comprehensive income (loss) in NHI shareholders’ equity.

Foreign currency assets and liabilities are translated at exchange rates in effect at the balance sheet date and the resulting translation gains or losses are credited or charged to the consolidated statements of income.

Fee revenue

Fee revenue—

Revenue—Commissions includes amounts charged for executing brokerage transactions accrued on a trade date basis and are included in current period earnings. Revenue—Fees from investment banking includes securities underwriting fees and other corporate financing services fees. Underwriting fees are recorded when services for underwriting are completed. All other fees are recognized when related services are performed. Revenue—Asset management and portfolio service fees are accrued over the period that the related services are provided or when specified performance requirements are met.

Trading assets and trading liabilities

Trading assets and trading liabilities—

Trading assets and Trading liabilities primarily comprise debt and equity securities, derivatives and loans which are generally recognized on the consolidated balance sheets on a trade date basis and carried at fair value with changes in fair value reported within Revenue—Net gain on trading in the consolidated statements of income.

Collateralized agreements and collateralized financing

Collateralized agreements and collateralized financing—

Collateralized agreements consist of resale agreements and securities borrowed. Collateralized financing consists of repurchase agreements, securities loaned and other secured borrowings.

Resale and repurchase agreements (“repo transactions”) principally involve the buying or selling of government and government agency securities under agreements with clients to resell or repurchase these securities to or from those clients. Repo transactions are generally accounted for as collateralized agreements or collateralized financing transactions and are recorded on the consolidated balance sheets at the amount at which the securities were originally acquired or sold with applicable accrued interest, as appropriate. Certain repo transactions are carried at fair value through election of the fair value option. No allowance for credit losses is generally recorded on repurchase agreements due to the strict collateralization requirements.

Repo transactions where the maturity of the security transferred as collateral matches the maturity of the repo transaction (“repo-to-maturity transactions”) are accounted for as sales rather than collateralized financings where the criteria for derecognition of the securities transferred under ASC 860 “Transfers and Servicing” (“ASC 860”) are met. The amounts of securities derecognized from the consolidated balance sheets under repo-to-maturity transactions as of March 31, 2012 and March 31, 2013 were ¥39,797 million and ¥nil, respectively.

Nomura also enters into Gensaki Repo transactions which are the standard type of repurchase transaction used in the Japanese financial market. Gensaki Repo transactions contain margin requirements, rights of security substitution, and certain restrictions on the client’s right to sell or repledge the transferred securities. Gensaki Repo transactions are accounted for as collateralized agreements or collateralized financing transactions and are recorded on the consolidated balance sheets at the amount that the securities were originally acquired or sold with applicable accrued interest, as appropriate.

Repo transactions (including Gensaki Repo transactions) are presented in the consolidated balance sheets net-by-counterparty, where offsetting is consistent with ASC 210-20 “Balance Sheet—Offsetting” (“ASC 210-20”).

Securities borrowed and securities loaned are generally accounted for as collateralized agreements and collateralized financing transactions, respectively. Securities borrowed and securities loaned are generally cash collateralized and are recorded on the consolidated balance sheets at the amount of cash collateral advanced or received. No allowance for credit losses is generally recorded on securities borrowing transactions due to the strict collateralization requirements.

Nomura adopted Accounting Standard Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) from January 1, 2012 and certain Japanese securities lending transactions undertaken after adoption date were accounted for as secured borrowings rather than sales in these consolidated financial statements as the criteria for derecognition of the transferred financial assets under ASC 860 were no longer be met. The agreements governing these transactions included varying margining requirements, but the amount of cash Nomura borrows from its counterparties was typically less than the fair value of securities Nomura lends. The amount of the “haircut” was set by percentages agreed between the two parties. Following adoption of ASU 2011-03, the levels of cash collateral, haircuts and ongoing margining received by Nomura in these transactions are now irrelevant in determining whether these should be accounted for as sales or secured borrowings.

However, since the amendments were to be applied prospectively, any outstanding transactions as of adoption date continued to be reported as sales through until maturity.

The amounts of securities derecognized from the consolidated balance sheets under this type of securities lending transaction as of March 31, 2012 and March 31, 2013 were ¥1,930 million and ¥nil, respectively.

Other secured borrowings consist primarily of secured borrowings from financial institutions and central banks in the inter-bank money market, and are recorded at contractual amounts due.

Trading balances of secured borrowings consist of liabilities related to transfers of financial assets that are accounted for as secured financing transactions rather than sales and are reported in the consolidated balance sheets within Long-term borrowings. The fair value option is generally elected for these transactions, which are carried at fair value on a recurring basis. See Note 8 “Securitizations and Variable Interest Entities” and Note 13 “Borrowings” for further information regarding these transactions.

All Nomura-owned securities pledged to counterparties where the counterparty has the right to sell or repledge the securities, including Gensaki Repo transactions, are reported parenthetically within Trading assets as Securities pledged as collateral in the consolidated balance sheets.

Derivatives

Derivatives—

Nomura uses a variety of derivative financial instruments, including futures, forwards, swaps and options, for both trading and non-trading purposes. All freestanding derivatives are carried at fair value in the consolidated balance sheets and reported within Trading assets or Trading liabilities depending on whether fair value is positive or negative, respectively. Certain derivatives embedded in hybrid financial instruments such as structured notes and certificates of deposit are bifurcated from the host contract and are also carried at fair value in the consolidated balance sheets and reported within Short-term borrowings or Long-term borrowings depending on the maturity of the underlying host contract.

Changes in fair value are recognized either through the consolidated statements of income or the consolidated statements of comprehensive income depending on the purpose for which the derivatives are used.

Derivative assets and liabilities are presented in the consolidated balance sheets on a net-by-counterparty basis where offsetting is consistent with ASC 210-20. In addition, fair value amounts recognized for the right to reclaim cash collateral (a receivable) and the obligation to return cash collateral (a payable) are also offset against net derivative liabilities and net derivative assets, respectively.

Trading

Derivative financial instruments used for trading purposes, including bifurcated embedded derivatives, are carried at fair value with changes in fair value reported in the consolidated statements of income within Revenue—Net gain on trading.

Non-trading

In addition to its trading activities, Nomura uses derivative financial instruments for other than trading purposes such as to manage risk exposures arising from recognized assets and liabilities, forecasted transactions and firm commitments. Certain derivatives used for non-trading purposes are formally designated as fair value and net investment accounting hedges under ASC 815 “Derivatives and Hedging” (“ASC 815”).

Nomura designates derivative financial instruments as fair value hedges of interest rate risk arising from specific financial liabilities. These derivatives are effective in reducing the risk associated with the exposure being hedged and they are highly correlated with changes in the fair value of the underlying hedged item, both at inception and throughout the life of the hedge contract. Changes in fair value of the hedging derivatives are reported together with those of the hedged liabilities through the consolidated statements of income within Interest expense.

Derivative financial instruments designated as hedges of the net investment in foreign operations are linked to specific subsidiaries with non-Japanese yen functional currencies. When determining the effectiveness of net investment hedges, the effective portion of the change in fair value of the hedging derivative is determined by changes in spot exchange rates and is reported through NHI shareholders’ equity within Accumulated other comprehensive income (loss). The change in fair value of the hedging derivatives attributable to changes in the difference between the forward rate and spot rate is excluded from the measure of hedge effectiveness and is reported in the consolidated statements of income within Revenue—Other.

See Note 3 “Derivative Instruments and Hedging Activities” for further information.

Loans receivable

Loans receivable—

Loans receivable are loans which management intends to hold for the foreseeable future. Loans receivable are either carried at fair value or at amortized cost. Interest earned on loans receivable is generally reported in the consolidated statements of income within Revenue—Interest and dividends.

Loans receivable carried at fair value

Certain loans which are risk managed on a fair value basis are carried at fair value through election of the fair value option. Nomura makes this election to mitigate volatility in the consolidated statements of income caused by the difference in measurement basis that would otherwise exist between the loans and the derivatives used to risk manage those loans. Changes in the fair value of loans receivable carried at fair value are reported in the consolidated statements of income within Revenue—Net gain on trading.

Loans receivable carried at amortized cost

Loans receivable which are not carried at fair value are carried at amortized cost. Amortized cost represents cost adjusted for deferred fees or costs, unamortized premiums or discounts on purchased loans and after deducting any applicable allowance for loan losses.

Loan origination fees, net of direct origination costs, are amortized to Revenue—Interest and dividends as an adjustment to yield over the life of the loan. Net unamortized deferred fees and costs were ¥552 million and ¥406 million as of March 31, 2012 and March 31, 2013, respectively.

See Note 9 “Financing receivables” for further information.

Other receivables

Other receivables—

Receivables from customers include amounts receivable on client securities transactions and Receivables from other than customers include amounts receivable for securities not delivered to a purchaser by the settlement date, margin deposits, commissions, and net receivables arising from unsettled securities transactions. The net receivable arising from unsettled securities transactions reported within Receivables from other than customers was ¥nil and ¥258,604 million as of March 31, 2012 and March 31, 2013, respectively.

These amounts are carried at contractual amounts due less any applicable allowance for credit losses which reflects management’s best estimate of probable losses incurred within receivables which have been specifically identified as impaired. The allowance for credit losses is reported in the consolidated balance sheets within the Allowance for doubtful accounts.

Loan commitments

Loan commitments—

Unfunded loan commitments are accounted for as either off-balance sheet instruments, or are carried at fair value on a recurring basis either as trading instruments or through election of the fair value option.

Loan commitments are generally accounted for in a manner consistent with the accounting for the loan receivable upon funding. Where the loan receivable will be classified as a trading asset or will be elected for the fair value option, the loan commitment is also generally held at fair value, with changes in fair value reported in the consolidated statements of income within Revenue—Net gain on trading. Loan commitment fees are recognized as part of the fair value of the commitment.

For loan commitments where the loan will be held for the foreseeable future, Nomura recognizes an allowance for credit losses which is reported within Other liabilities—other in the consolidated balance sheets which reflects management’s best estimate of probable losses incurred within the loan commitments which have been specifically identified as impaired. Loan commitment fees are generally deferred and recognized over the term of the loan when funded as an adjustment to yield. If drawdown of the loan commitment is considered remote, loan commitment fees are recognized over the commitment period as service revenue.

Payables and deposits

Payables and deposits—

Payables to customers include amounts payable on client securities transactions and are generally measured at contractual amounts due.

Payables to other than customers include payables to brokers and dealers for securities not received from a seller by the settlement date and net payables arising from unsettled securities transactions. Amounts are measured at contractual amounts due. The net payable arising from unsettled securities transactions reported within Payables to other than customers was ¥396,116 million and ¥nil as of March 31, 2012 and March 31, 2013, respectively.

Deposits received at banks represent amounts held on deposit within Nomura’s banking subsidiaries and are measured at contractual amounts due.

Office buildings, land, equipment and facilities

Office buildings, land, equipment and facilities—

Office buildings, land, equipment and facilities, held for use by Nomura are stated at cost, net of accumulated depreciation and amortization, except for land, which is stated at cost. Significant renewals and additions are capitalized at cost. Maintenance, repairs and minor renewals are expensed as incurred in the consolidated statements of income.

The following table presents a breakdown of Office buildings, land, equipment and facilities as of March 31, 2012 and 2013.

	Millions of yen
	March 31
	2012	2013
Land	¥594,146	¥93,800
Office buildings	235,995	104,320
Equipment and facilities	60,840	52,644
Software	141,069	161,469
Construction in progress	13,900	16,008

Total	¥1,045,950	¥428,241

Depreciation and amortization charges are generally computed using the straight-line method and at rates based on estimated useful lives of each asset according to general class, type of construction and use. The estimated useful lives for significant asset classes are as follows:

Office buildings	5 to 50 years
Equipment and facilities	2 to 20 years
Software	Up to 5 years

Depreciation and amortization is reported within Non-interest expenses—Information processing and communications in the amount of ¥52,455 million, ¥54,083 million, ¥55,992 million, and in Non-interest expenses—Occupancy and related depreciation in the amount of ¥23,132 million, and ¥46,489 million, and ¥35,501 million for the years ended March 31, 2011, 2012 and 2013, respectively.

Leases that involve real estate are classified as either operating or capital leases in accordance with ASC 840 “Leases” (“ASC 840”). Rent expense relating to operating leases is recognized over the lease term on a straight-line basis. If the lease is classified as a capital lease, Nomura recognizes the real estate as an asset on the consolidated balance sheets together with a lease obligation. The real estate is initially recognized at the lower of its fair value or present value of minimum lease payments, and subsequently depreciated over its useful life on straight-line basis. Where Nomura has certain involvement in the construction of real estate subject to a lease, Nomura is deemed the owner of the construction project and recognizes the real estate on the consolidated balance sheets until construction is completed. At the end of the construction period the real estate is either derecognized or continues to be recognized on the consolidated balance sheets in accordance with ASC 840, depending on the extent of Nomura’s continued involvement with the real estate.

Long-lived assets, excluding goodwill and indefinite-lived intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the estimated future undiscounted cash flows generated by the asset is less than the carrying amount of the asset, a loss is recognized to the extent that the carrying value exceeds its fair value.

Nomura recorded non-cash impairment charges of ¥1,532 million, and ¥3,135 million, and ¥5,455 million substantially related to write-downs of software, office buildings, land, equipment, facilities, and other assets for the years ended March 31, 2011, 2012 and 2013, respectively. The current year impairment was primarily attributable to a decline in profitability of certain land and buildings. These losses are reported in the consolidated statements of income within Non-interest expenses—Other and within Other in Nomura’s segment reporting. The revised carrying values of these assets were based on the estimated fair value of the assets.

Investments in equity securities

Investments in equity securities—

Nomura holds minority stakes in the equity securities of unaffiliated Japanese financial institutions and corporations in order to promote existing and potential business relationships. These companies will also often have similar investments in Nomura. Such cross-holdings are a customary business practice in Japan and provide a way for companies to manage shareholder relationships.

These investments, which Nomura refers to as being held for operating purposes, are carried at fair value and reported within Other assets—Investments in equity securities in the consolidated balance sheets, with changes in fair value reported within Revenue—Gain (loss) on investments in equity securities in the consolidated statements of income. These investments comprise listed and unlisted equity securities in the amounts of ¥69,552 million and ¥18,635 million, respectively, as of March 31, 2012 and ¥84,739 million and ¥38,751 million, respectively, as of March 31, 2013.

Other non-trading debt and equity securities

Other non-trading debt and equity securities—

Certain non-trading subsidiaries within Nomura and an insurance subsidiary which was acquired during the year ended March 31, 2012 hold debt securities and minority stakes in equity securities for non-trading purposes. Non-trading securities held by non-trading subsidiaries are carried at fair value and reported within Other assets—Non-trading debt securities and Other assets—Other in the consolidated balance sheets with changes in fair value reported within Revenue—Other in the consolidated statements of income. Non-trading securities held by the insurance subsidiary are also carried at fair value within Other assets—Non-trading debt securities and Other assets—Other in the consolidated balance sheets, and unrealized changes in fair value are reported net-of-tax within Other comprehensive income (loss) in the consolidated statements of comprehensive income. Realized gains and losses on non-trading securities are reported within Revenue—Other in the consolidated statements of income.

Where the fair value of non-trading securities held by Nomura’s insurance subsidiary has declined below amortized cost, these are assessed to determine whether the decline in fair value is other-than-temporary in nature. Nomura considers quantitative and qualitative factors including the length of time and extent to which fair value has been less than amortized cost, the financial condition and near-term prospects of the issuer and Nomura’s intent and ability to hold the securities for a period of time sufficient to allow for any anticipated recovery in fair value. If an other-than-temporary impairment loss exists, for equity securities, the security is written down to fair value, with the entire difference between fair value and amortized cost reported within Revenue—Other in the consolidated statements of income. For debt securities, an other-than-temporary impairment loss is also reported within Revenue—Other in the consolidated statements of income if Nomura intends to sell the debt security or it is more-likely-than-not that Nomura will be required to sell the debt security before recovery of amortized cost. If Nomura does not expect to sell or be required to sell the debt security, only the credit loss component of an other-than-temporary impairment loss is reported in the consolidated statements of income and any non-credit loss component reported within Other comprehensive income (loss) in the consolidated statements of comprehensive income.

See Note 7 “Non-trading securities” for further information regarding these securities.

Short-term and long-term borrowings

Short-term and long-term borrowings—

Short-term borrowings are defined as borrowings which are due on demand, which have a contractual maturity of one year or less at issuance date, or which have a longer contractual maturity but which contain features outside of Nomura’s control that allows the investor to demand redemption within one year from original issuance date. Short-term and long-term borrowings primarily consist of commercial paper, bank borrowings, and certain structured notes issued by Nomura and SPEs consolidated by Nomura, and financial liabilities recognized in transfers of financial assets which are accounted for as financings rather than sales under ASC 860 (“secured financing transactions”). Of these financial liabilities, certain structured notes and secured financing transactions are accounted for at fair value on a recurring basis through election of the fair value option. Other short and long-term borrowings are primarily carried at amortized cost.

Structured notes

Structured notes—

Structured notes are debt securities which contain embedded features (often meeting the accounting definition of a derivative) that alter the return to the investor from simply receiving a fixed or floating rate of interest to a return that depends upon some other variable(s) such as an equity or equity index, commodity price, foreign exchange rate, credit rating of a third party or more complex interest rate calculation.

All structured notes issued by Nomura on or after April 1, 2008 are carried at fair value on a recurring basis through election of the fair value option. This blanket election for structured notes is made primarily to mitigate the volatility in the consolidated statements of income caused by differences in the measurement basis for structured notes and the derivatives used to risk manage those positions and to generally simplify the accounting Nomura applies to these financial instruments.

Certain structured notes outstanding as of March 31, 2008 were already measured at fair value but others continue to be accounted for by Nomura by bifurcating the embedded derivative from the associated debt host contract. The embedded derivative is accounted for at fair value and the debt host contract is accounted for at amortized cost.

Changes in the fair value of structured notes elected for the fair value option and bifurcated embedded derivatives are reported within Revenue—Net gain on trading in the consolidated statements of income.

Income taxes

Income taxes—

Deferred tax assets and liabilities are recorded for the expected future tax consequences of tax loss carryforwards and temporary differences between the carrying amounts and the tax bases of assets and liabilities based upon enacted tax laws and tax rates. Nomura recognizes deferred tax assets to the extent it believes that it is more likely than not that a benefit will be realized. A valuation allowance is provided for tax benefits available to Nomura that are not deemed more likely than not to be realized.

Nomura recognizes and measures unrecognized tax benefits based on Nomura’s estimate of the likelihood, based on the technical merits, that tax positions will be sustained upon examination based on the facts and circumstances and information available at the end of each period. Nomura adjusts the level of unrecognized tax benefits when there is more information available, or when an event occurs requiring a change. The reassessment of unrecognized tax benefits could have a material impact on Nomura’s effective tax rate in the period in which it occurs.

Stock-based and other compensation awards

Stock-based and other compensation awards—

Stock-based awards issued by Nomura to senior management and other employees are classified as either equity or liability awards depending on the terms of the award.

Stock-based awards such as Stock Acquisition Rights (“SARs”) which are expected to be settled by the delivery of the Company’s shares are classified as equity awards. For these awards, total compensation cost is generally fixed at the grant date and measured using the grant-date fair value of the award, net of any amount the employee is obligated to pay and estimated forfeitures.

Multi-Year Performance Deferral (“MYPD”) awards which contain certain performance conditions are also classified as equity awards because these are expected to result in the issuance of SARs.

Stock-based awards such as Notional Stock Units (“NSUs”) and Collared Notional Stock Units (“CSUs”) which are expected to be settled in cash are classified as liability awards. Other awards such as Notional Index Units (“NIUs”) which are linked to a world stock index quoted by Morgan Stanley Capital International and which are expected to be cash settled are also effectively classified as liability awards. Liability awards are remeasured to fair value at each balance sheet date, net of estimated forfeitures with the final measurement of cumulative compensation cost equal to the settlement amount.

For both equity and liability awards, fair value is determined either by using option pricing models, the market price of the Company’s shares or the price of the third party index, as appropriate. Compensation cost is recognized in the consolidated statements of income over the requisite service period, which generally is equal to the vesting period. For MYPD awards with performance conditions, compensation expense is also recognized over the requisite service period to the extent it is probable that the performance conditions will be met. Where an award has graded vesting, compensation expense is recognized using the accelerated recognition method.

See Note 16 “Deferred compensation plans” for further information regarding these types of awards.

Earnings per share

Earnings per share—

The computation of basic earnings per share is based on the weighted average number of shares outstanding during the year. Diluted earnings per share reflects the assumed conversion of all dilutive securities based on the most advantageous conversion rate or exercise price available to the investors, and assuming conversion of convertible debt under the if-converted method.

Cash and cash equivalents	Cash and cash equivalents— Nomura defines cash and cash equivalents as cash on hand and demand deposits with banks.
Goodwill and intangible assets

Goodwill and intangible assets—

Goodwill is recognized upon completion of a business combination as the difference between the purchase price and the fair value of the net assets acquired. Subsequent to initial recognition, goodwill is not amortized but is tested for impairment at a reporting unit level during the fourth quarter of each fiscal year, or more frequently during interim periods if events or circumstances indicate there may be impairment. Nomura’s reporting units are at one level below its business segments.

Nomura tests goodwill of each separate reporting unit by initially qualitatively assessing whether events and circumstances indicate that it is more-likely-than-not (i.e. greater than 50%) that a reporting unit’s fair value is less than its carrying amount. If such assessment indicates fair value is not less than the carrying value, the reporting unit is deemed not to be impaired and no further analysis is required. If it is more-likely-than-not that the fair value of the reporting unit is below its carrying value, a quantitative two-step impairment test is then performed.

In the first step, the current estimated fair value of the reporting unit is compared with its carrying value, including goodwill. If the fair value is less than the carrying value, then a second step is performed. In the second step, the implied current fair value of the reporting unit’s goodwill is determined by comparing the fair value of the reporting unit to the fair value of the net assets of the reporting unit, as if the reporting unit were being acquired in a business combination. An impairment loss is recognized if the carrying value of goodwill exceeds its implied current fair value.

Intangible assets not subject to amortization are also tested for impairment on an individual asset basis during the fourth quarter of each fiscal year, or more frequently during interim periods if events or circumstances indicate there may be impairment. The current estimated fair value of the intangible asset is compared with its carrying value. An impairment loss is recognized if the carrying value of the intangible asset exceeds its estimated fair value. Intangible assets with finite lives are amortized over current estimated useful lives.

See Note 12 “Other assets—Other/Other liabilities” for further information regarding goodwill and intangible assets.

Nomura’s equity method investments are tested in their entirety for other-than-temporary impairment when there is an indication of impairment. The underlying assets associated with the equity method investments, including goodwill, are not tested separately for impairment.

Restructuring costs

Restructuring costs—

Costs associated with an exit activity are recognized at fair value in the period in which the liability is incurred. Such costs include one-time termination benefits provided to employees, costs to terminate certain contracts and costs to relocate employees. Termination benefits provided to employees as part of ongoing benefit arrangements are recognized as liabilities at the earlier of the date an appropriately detailed restructuring plan is approved by regional executive management or the terms of the involuntary terminations are communicated to employees potentially affected. Contractual termination benefits included in an employee’s contract of employment that is triggered by the occurrence of a specific event are recognized during the period in which it is probable that Nomura has incurred a liability and the amount of the liability can be reasonably estimated. A one-time termination benefit is established by a plan of termination that applies to a specified termination event and is recognized when an appropriately detailed restructuring plan is approved by regional executive management and the terms of the involuntary terminations are communicated to those employees potentially affected by the restructuring.

New accounting pronouncements adopted during the current year

New accounting pronouncements adopted during the current year—

The following new accounting pronouncements relevant to Nomura have been adopted during the year ended March 31, 2013:

Goodwill impairment testing

In September 2011, the FASB issued amendments to ASC 350 “Intangibles—Goodwill and Other” (“ASC 350”) through issuance of ASU 2011-08 “Testing Goodwill for Impairment” (“ASU 2011-08”). These amendments simplify goodwill impairment testing by permitting an entity to initially assess qualitatively whether it is necessary to perform the quantitative two-step goodwill impairment test required by ASC 350. If an entity determines that it is not more-likely-than-not (i.e. greater than 50%) that a reporting unit’s fair value is less than its carrying amount, the quantitative test is not required, whereas prior guidance required the quantitative test at least on annual basis.

ASU 2011-08 is effective prospectively for goodwill impairment tests performed in fiscal years beginning after December 15, 2011 with early adoption permitted.

Nomura adopted ASU 2011-08 from April 1, 2012. Because the amendments only simplify when a quantitative test is required rather than change the quantitative test itself, these amendments have not had, and are not expected to have, a material impact on these consolidated financial statements.

Presentation of comprehensive income

In June 2011, the FASB issued amendments to ASC 220 “Comprehensive Income” (“ASC 220”) through issuance of ASU 2011-05 “Presentation of Comprehensive Income” (“ASU 2011-05”). These amendments revise the manner in which entities present comprehensive income in their financial statements. The amendments remove certain presentation options in ASC 220 and require entities to report components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements.

ASU 2011-05 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 with early adoption permitted.

In December 2011, the FASB issued ASU 2011-12 “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) which deferred certain aspects of ASU 2011-05.

Nomura adopted ASU 2011-05 from April 1, 2012 excluding those aspects that are deferred by ASU 2011-12. Because these amendments only change how comprehensive income is presented within these consolidated financial statements rather than changing whether an item must be reported in other comprehensive income or when an item of other comprehensive income is reclassified to earnings, these amendments have not had, and are not expected to have, a material impact on these consolidated financial statements.

Future accounting developments

Future accounting developments—

The following new accounting pronouncements relevant to Nomura will be adopted in future periods:

Testing indefinite-lived intangible assets for impairment

In July 2012, the FASB issued ASU 2012-02 “Testing Indefinite-Lived Intangible Assets for Impairment” (“ASU 2012-02”). These amendments simplify indefinite-lived intangible assets impairment testing by permitting an entity to initially assess qualitatively whether it is necessary to perform the current quantitative impairment test required by ASC 350. If an entity determines that it is not more-likely-than-not (i.e. greater than 50%) that an indefinite-lived intangible asset fair value is less than its carrying amount, the quantitative test is not required.

ASU 2012-02 is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted.

Nomura will adopt ASU 2012-02 from April 1, 2013. Because the amendments only simplify when a quantitative test is required rather than change the quantitative test itself, they are not expected to have a material impact on these consolidated financial statements.

Disclosures about offsetting assets and liabilities

In December 2011, the FASB issued amendments to ASC 210-20 “Balance Sheet—Offsetting” (“ASC 210-20”) through issuance of ASU 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”), and issued a related amendment in January 2013 through ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”). These amendments require an entity to disclose information about rights of offset and related arrangements to enable users of its financial statements to understand the effect or potential effect of those arrangements on its financial position.

ASU 2011-11 and ASU 2013-01 are effective for fiscal years, and interim periods within those years, beginning on or after January 1, 2013 with required disclosures made retrospectively for all comparative periods presented.

Nomura will adopt ASU 2011-11 and ASU 2013-01 from April 1, 2013. Because these amendments only require enhanced disclosures rather than change the guidance around when assets and liabilities can be offset, they are not expected to have a material impact on these consolidated financial statements.

Reporting of amounts reclassified out of accumulated other comprehensive income

In February 2013, the FASB issued amendments to ASC 220-10 “Comprehensive Income—Overall” through issuance of ASU 2013-02 “Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income” (“ASU 2013-02”). The amendments require an entity to disclose additional information about amounts reclassified out of accumulated other comprehensive income, including changes in accumulated other comprehensive income balances by component of accumulated other comprehensive income and information about significant items reclassified out of accumulated other comprehensive income. ASU 2013-02 supersedes the presentation requirements for reclassifications out of accumulated other comprehensive income in ASU 2011-05 and ASU 2011-12.

ASU 2013-02 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2012, with early adoption permitted.

Nomura will adopt ASU 2013-02 from April 1, 2013. Because these amendments only require changes in presentation and disclosure of amounts reclassified out of accumulated other comprehensive income rather than change the guidance regarding recognition of such amounts, they are not expected to have a material impact on these consolidated financial statements.

Release of cumulative translation adjustment amounts

In March 2013, the FASB issued amendments to ASC 810-10 “Consolidation—Overall” and ASC 830-30 “Foreign Currency Matters—Translation of Financial Statements” through issuance of ASU 2013-05 “Parent’s Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity” (“ASU 2013-05”). The amendments resolve diversity in practice about whether guidance in ASC 810 or ASC 830 applies to the release of cumulative translation adjustment (“CTA”) amounts into earnings when a parent sells part or all of its investment in a foreign entity (or no longer holds a controlling financial interest in a subsidiary).

ASU 2013-05 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2013 with early adoption permitted.

Nomura currently plans to adopt ASU 2013-05 from April 1, 2014 and is currently evaluating the potential impact it may have on these consolidated financial statements.

Determination of investment company status

In June 2013, the FASB issued amendments to ASC 946 through issuance of ASU 2013-08 “Amendments to the Scope, Measurement, and Disclosure Requirements” (“ASU 2013-08”). These amendments change the definition of an investment company, which is an entity that is required to measure its investments at fair value, including controlling financial interests in investees that are not investment companies. ASU 2013-08 also requires an investment company to measure noncontrolling ownership interests in other investment companies at fair value rather than using the equity method of accounting and also introduces certain additional disclosures, including information about financial support provided, or contractually required to be provided, by an investment company to any of its investees.

ASU 2013-08 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2013 with early adoption not permitted.

Nomura will adopt ASU 2013-08 from April 1, 2014 and is currently evaluating the potential impact it may have on these consolidated financial statements.

Summary of accounting policies (Tables)	12 Months Ended
Mar. 31, 2013
Breakdown of office buildings, land, equipment and facilities

The following table presents a breakdown of Office buildings, land, equipment and facilities as of March 31, 2012 and 2013.

	Millions of yen
	March 31
	2012	2013
Land	¥594,146	¥93,800
Office buildings	235,995	104,320
Equipment and facilities	60,840	52,644
Software	141,069	161,469
Construction in progress	13,900	16,008

Total	¥1,045,950	¥428,241

Schedule of estimated useful lives for significant asset classes	The estimated useful lives for significant asset classes are as follows:

Office buildings	5 to 50 years
Equipment and facilities	2 to 20 years
Software	Up to 5 years

Fair value measurements (Tables)	12 Months Ended
Mar. 31, 2013
Fair value of financial assets and financial liabilities measured on recurring basis

The following tables present the amounts of Nomura’s financial instruments measured at fair value on a recurring basis as of March 31, 2012 and 2013 within the fair value hierarchy.

	Billions of yen
	March 31, 2012
	Level 1	Level 2	Level 3	Counterparty and Cash Collateral Netting(1)	Balance as of March 31, 2012
Assets:
Trading assets and private equity investments(2)
Equities(3)	¥745	¥1,194	¥125	¥—	¥2,064
Private equity investments(3)	—	—	202	—	202
Japanese government securities	2,143	—	—	—	2,143
Japanese agency and municipal securities	—	151	10	—	161
Foreign government, agency and municipal securities	3,072	1,185	37	—	4,294
Bank and corporate debt securities and loans for trading purposes	—	1,276	62	—	1,338
Commercial mortgage-backed securities (“CMBS”)	—	135	8	—	143
Residential mortgage-backed securities (“RMBS”)	—	2,010	5	—	2,015
Real estate-backed securities	—	1	91	—	92
Collateralized debt obligations (“CDO”) and other(4)	—	103	20	—	123
Investment trust funds and other	95	85	9	—	189

Total trading assets and private equity investments	6,055	6,140	569	—	12,764

Derivative assets(5)
Equity contracts	584	937	82	—	1,603
Interest rate contracts	14	18,850	57	—	18,921
Credit contracts	0	1,650	214	—	1,864
Foreign exchange contracts	0	1,229	131	—	1,360
Commodity contracts	1	3	0	—	4
Netting	—	—	—	(22,392)	(22,392)

Total derivative assets	599	22,669	484	(22,392)	1,360

Subtotal	¥6,654	¥28,809	¥1,053	¥(22,392)	¥14,124

Loans and receivables(6)	—	447	11	—	458
Collateralized agreements(7)	—	752	—	—	752
Other assets
Non-trading debt securities	680	177	6	—	863
Other(3)	216	6	72	—	294

Total	¥7,550	¥30,191	¥1,142	¥(22,392)	¥16,491

Liabilities:
Trading liabilities
Equities	¥579	¥413	¥0	¥—	¥992
Japanese government securities	2,624	—	—	—	2,624
Foreign government, agency and municipal securities	1,800	490	—	—	2,290
Bank and corporate debt securities	—	233	1	—	234
Commercial mortgage-backed securities (“CMBS”)	—	1	—	—	1
Residential mortgage-backed securities (“RMBS”)	—	0	—	—	0
Collateralized debt obligations (“CDO”) and other(4)	—	0	—	—	0
Investment trust funds and other	43	3	—	—	46

Total trading liabilities	5,046	1,140	1	—	6,187

Derivative liabilities(5)
Equity contracts	617	1,016	68	—	1,701
Interest rate contracts	12	18,708	96	—	18,816
Credit contracts	0	1,727	225	—	1,952
Foreign exchange contracts	0	1,297	113	—	1,410
Commodity contracts	1	4	0	—	5
Netting	—	—	—	(22,576)	(22,576)

Total derivative liabilities	630	22,752	502	(22,576)	1,308

Subtotal	¥5,676	¥23,892	¥503	¥(22,576)	¥7,495

Short-term borrowings(8)	—	153	0	—	153
Payables and deposits(9)	—	0	(0)	—	(0)
Collateralized financing(7)	—	307	—	—	307
Long-term borrowings(8)(10)(11)	154	1,549	(13)	—	1,690
Other liabilities(12)	93	4	—	—	97

Total	¥5,923	¥25,905	¥490	¥(22,576)	¥9,742

	Billions of yen
	March 31, 2013
	Level 1	Level 2	Level 3	Counterparty and Cash Collateral Netting(1)	Balance as of March 31, 2013
Assets:
Trading assets and private equity investments(2)
Equities(3)	¥1,008	¥720	¥129	¥—	¥1,857
Private equity investments(3)	—	—	87	—	87
Japanese government securities	3,331	—	—	—	3,331
Japanese agency and municipal securities	—	72	0	—	72
Foreign government, agency and municipal securities	3,574	1,466	91	—	5,131
Bank and corporate debt securities and loans for trading purposes	—	1,375	69	—	1,444
Commercial mortgage-backed securities (“CMBS”)	—	161	6	—	167
Residential mortgage-backed securities (“RMBS”)	—	2,720	4	—	2,724
Real estate-backed securities	—	—	68	—	68
Collateralized debt obligations (“CDO”) and other(4)	—	138	12	—	150
Investment trust funds and other	144	45	13	—	202

Total trading assets and private equity investments	8,057	6,697	479	—	15,233

Derivative assets(5)
Equity contracts	723	1,058	76	—	1,857
Interest rate contracts	4	21,621	148	—	21,773
Credit contracts	0	1,706	133	—	1,839
Foreign exchange contracts	—	2,094	11	—	2,105
Commodity contracts	1	0	0	—	1
Netting	—	—	—	(25,684)	(25,684)

Total derivative assets	728	26,479	368	(25,684)	1,891

Subtotal	¥8,785	¥33,176	¥847	¥(25,684)	¥17,124

Loans and receivables(6)	—	521	3	—	524
Collateralized agreements(7)	—	998	—	—	998
Other assets
Non-trading debt securities	409	508	4	—	921
Other(3)	172	15	60	—	247

Total	¥9,366	¥35,218	¥914	¥(25,684)	¥19,814

Liabilities:
Trading liabilities
Equities	¥922	¥87	¥0	¥—	¥1,009
Japanese government securities	2,151	—	—	—	2,151
Japanese agency and municipal securities	—	0	—	—	0
Foreign government, agency and municipal securities	2,627	477	—	—	3,104
Bank and corporate debt securities	—	288	0	—	288
Commercial mortgage-backed securities (“CMBS”)	—	1	—	—	1
Residential mortgage-backed securities (“RMBS”)	—	1	—	—	1
Investment trust funds and other	40	12	—	—	52

Total trading liabilities	5,740	866	0	—	6,606

Derivative liabilities(5)
Equity contracts	827	1,118	71	—	2,016
Interest rate contracts	2	21,312	202	—	21,516
Credit contracts	0	1,871	108	—	1,979
Foreign exchange contracts	0	1,994	14	—	2,008
Commodity contracts	1	1	0	—	2
Netting	—	—	—	(25,636)	(25,636)

Total derivative liabilities	830	26,296	395	(25,636)	1,885

Subtotal	¥6,570	¥27,162	¥395	¥(25,636)	¥8,491

Short-term borrowings(8)	—	73	4	—	77
Payables and deposits(9)	—	0	1	—	1
Collateralized financing(7)	—	265	—	—	265
Long-term borrowings(8)(10)(11)	114	1,263	222	—	1,599
Other liabilities(12)	39	11	0	—	50

Total	¥6,723	¥28,774	¥622	¥(25,636)	¥10,483

(1)	Represents the amount offset under counterparty netting of derivative assets and liabilities as well as cash collateral netting against net derivatives.
(2)	Includes investments in certain funds measured at fair value on the basis of NAV per share as a practical expedient.
(3)	Includes equity investments that would have been accounted for under the equity method had Nomura not chosen to elect the fair value option.
(4)	Includes collateralized loan obligations (“CLO”) and asset-backed securities (“ABS”) such as those secured on credit card loans, auto loans and student loans.
(5)	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rate contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment rates. Credit contracts include credit default swaps as well as derivatives referencing corporate and government debt securities.
(6)	Includes loans for which the fair value option is elected.
(7)	Includes collateralized agreements or collateralized financing for which the fair value option is elected.
(8)	Includes structured notes for which the fair value option is elected.
(9)	Includes embedded derivatives bifurcated from deposits received at banks. If unrealized gains are greater than unrealized losses, deposits are reduced by the excess amount.
(10)	Includes embedded derivatives bifurcated from issued structured notes. If unrealized gains are greater than unrealized losses, borrowings are reduced by the excess amount.
(11)	Includes liabilities recognized from secured financing transactions that are accounted for as financings rather than sales. Nomura elected the fair value option for these liabilities.
(12)	Includes loan commitments for which the fair value option is elected.

Schedule of quantitative information regarding significant unobservable inputs and assumptions for certain level 3 financial instruments

The following tables present information about the significant unobservable inputs and assumptions used by Nomura for financial instruments classified as Level 3 as of March 31, 2012 and 2013. These financial instruments will also typically include observable valuation inputs (i.e. Level 1 or Level 2 valuation inputs) which are not included in the table and are also often hedged using financial instruments which are classified in Level 1 or Level 2 of the fair value hierarchy.

	March 31, 2012
Financial Instrument	Fair value in billions of yen	Valuation technique(s)	Significant unobservable inputs	Range of valuation inputs(1)
Assets:
Trading assets and private equity investments

Equities	¥125	DCF	Credit spreads Liquidity discounts	6.5 – 7.5% 20.0 – 30.0%

		Market multiples	PE ratios Price/Book ratios Liquidity discounts	12.2 x 1.7 x 20.0%

		DCM	Capitalization rates	5.2 – 6.5%

Private equity investments	202	DCF	WACC Growth rates Operating margins Liquidity discounts	6.8 – 12.0% 0.0 – 2.0% 23.0% 0.0 – 30.0%

		Market multiples	EV/EBITDA ratios PE ratios Price/Book ratios Price/Embedded values Liquidity discounts	4.3 – 12.6 x 12.9 x 0.5 – 0.7 x 0.5 x 0.0 – 50.0%

Japanese agency and municipal securities	10	DCF	Credit spreads	0.1%

Foreign government, agency and municipal securities	37	DCF	Credit spreads	0.6 – 17.0%

Bank and corporate debt securities and loans for trading purposes	62	DCF	Credit spreads	0.4 – 25.6%

Commercial mortgage-backed securities (“CMBS”)	8	DCF	Yields Prepayment rates Default probabilities Loss severities	3.0 – 24.5% 0.0 – 25.0% 0.0 – 60.0% 0.0 – 50.0%

Residential mortgage-backed securities (“RMBS”)	5	DCF	Yields Prepayment rates Default probabilities Loss severities	1.6 – 30.0% 1.0 – 5.0% 2.0 – 4.0% 20.0 – 40.0%

Real estate-backed securities	91	DCF	Yields Default probabilities Loss severities	4.0 – 15.0% 24.0 – 65.0% 80.0 – 100.0%

		DCM	Capitalization rates	6.7 – 11.4%

Collateralized debt obligations (“CDO”) and other	20	DCF	Yields Prepayment rates Default probabilities Loss severities	12.0 – 30.0% 0.0 – 15.0% 1.5 – 3.0% 30.0 – 60.0%

Investment trust funds and other	9	DCF	Credit spreads Correlations	0.0 – 13.6% 0.50 – 0.70

Derivatives, net:
Equity contracts	14	Option models	Dividend yield Volatilities Correlations	0.1 – 13.5% 12.1 – 65.1% (0.95) – 0.94

Interest rate contracts	(39)	DCF	Forward FX rates Interest rates Volatilities Correlations	53.2 – 105.4 0.8 – 4.7% 5.5 – 121.0% (0.55) – 1.00

Credit contracts	(11)	DCF	Credit spreads Recovery rates Volatilities Correlations	1.3 – 1,912.4 bps 5.0 – 52.0% 10.0 – 75.0% 0.11 – 1.00

Foreign exchange contracts	18	Option models	Volatilities	10.0 – 18.5%

		DCF	Forward FX rates	2.5 – 11,052.0

Loans and receivables	11	DCF	Credit spreads	3.0 – 15.0%

Other assets
Non-trading debt securities	6	DCF	Credit spreads	0.6 – 2.0%

Other(3)	72	DCF	WACC	6.8 – 9.3%
			Growth rates	0.0%

		Market multiples	PE ratios Price/Book ratios Liquidity discounts	12.9 x 0.5 x 25.0%

Liabilities:
Long-term borrowings	¥(13)	DCF	Yields Prepayment rates Default probabilities Loss severities Volatilities Correlations	22.0 – 67.0% 15.0% 2.0 – 6.0% 30.0 – 60.0% 5.5 – 118.5% (0.76) – 1.00

	March 31, 2013
Financial Instrument	Fair value in billions of yen	Valuation technique(s)	Significant unobservable inputs	Range of valuation inputs(1)	Weighted Average(2)
Assets:
Trading assets and private equity investments

Equities	¥129	DCF	Yields Liquidity discounts	7.6% 25.0 – 38.0%	7.6% 35.4%

		DCM	Capitalization rates	5.2 – 6.7%	6.3%

Private equity investments	87	DCF	WACC Growth rates Liquidity discounts	6.8% 0.0% 25.0%	6.8% 0.0% 25.0%

		Market multiples	EV/EBITDA ratios PE ratios Price/Book ratios Price/Embedded values Liquidity discounts	3.7 – 11.3 x 7.7 x 0.4 x 0.4 x 0.0 – 33.0%	11.0 x 7.7 x 0.4 x 0.4 x 25.8%

Foreign government, agency and municipal securities	91	DCF	Credit spreads	0.0 – 6.5%	0.7%

Bank and corporate debt securities and loans for trading purposes	69	DCF	Credit spreads Recovery rates	0.0 – 24.2% 0.1 – 36.4%	2.6% 28.1%

Commercial mortgage-backed securities (“CMBS”)	6	DCF	Yields Default probabilities Loss severities	0.0 – 25.0% 100.0% 0.0 – 80.0%	8.0% 100.0% 0.3%

Residential mortgage-backed securities (“RMBS”)	4	DCF	Yields Prepayment rates Default probabilities Loss severities	0.0 – 40.0% 0.0 – 8.2% 0.3 – 17.0% 22.0 – 90.0%	3.3% 4.5% 14.7% 64.2%

Real estate-backed securities	68	DCF	Yields Default probabilities Loss severities	1.8 – 15.0% 24.0 – 65.0% 80.0 – 100.0%	1.9% 42.6% 88.0%

		DCM	Capitalization rates	6.8%	6.8%

Collateralized debt obligations (“CDO”) and other	12	DCF	Yields Prepayment rates Default probabilities Loss severities	0.0 – 58.6% 0.0 – 15.0% 2.0 – 5.0% 30.0 – 75.0%	17.1% 13.8% 2.1% 45.6%

Investment trust funds and other	13	DCF	Credit spreads Correlations	0.0 – 6.5% 0.50 – 0.70	0.6% 0.60

Derivatives, net:
Equity contracts	5	Option models	Dividend yield Volatilities Correlations	0.0 – 11.0% 5.7 – 92.4% (0.77) – 0.99	— — —

Interest rate contracts	(54)	DCF/Option models	Forward FX rates Interest rates	62.9 – 121.7 0.6 – 4.2%	— —

		Option models	Volatilities Correlations	13.5 – 118.1% (0.70) – 0.99	— —

Credit contracts	25	DCF/Option models	Credit spreads Recovery rates	0.0 –7.5% 15.0 –40.0%	— —

		Option models	Volatilities Correlations	10.0 –70.0% 0.33 –0.90	— —

Foreign exchange contracts	(3)	Option models	Volatilities	1.4 –20.7%	—

		DCF	Forward FX rates	2.7 –12,484.0	—

Loans and receivables	3	DCF	Credit spreads	3.0%	3.0%

Other assets
Non-trading debt securities	4	DCF	Credit spreads	0.2 – 2.5%	1.7%

Other(3)	60	DCF	WACC	6.8 – 6.8%	6.8%
			Growth rates Yields Liquidity discounts	0.0 – 1.0% 7.6% 0.0 – 30.0%	0.9% 7.6% 8.0%

		Market multiples	EV/EBITDA ratios PE ratios Price/Book ratios Liquidity discounts	6.9 – 12.5 x 7.7 – 44.4 x 0.0 – 5.6 x 25.0 – 30.0%	9.9 x 25.8 x 1.7 x 29.8%

Liabilities:
Long-term borrowings	¥222	DCF	Volatilities Correlations	13.5 – 118.1% (0.77) – 0.99	— —

(1)	Range information is provided in percentages, coefficients and multiples and represents the highest and lowest level significant unobservable valuation input used to value that type of financial instrument. A wide dispersion in the range does not necessarily reflect increased uncertainty or subjectivity in the valuation input and is typically just a consequence of the different characteristics of the financial instruments themselves.
(2)	Weighted average information for non-derivative instruments is calculated by weighting each valuation input by the fair value of the financial instrument.
(3)	Valuation technique(s) and unobservable inputs represent those equity securities reported within Other assets.

Increases and decreases of Level 3 assets and liabilities measured at fair value on recurring basis unrealized and realized gain/losses included in revenue

The following tables present gains and losses as well as increases and decreases of financial instruments measured at fair value on a recurring basis which Nomura classified as Level 3 for the years ended March 31, 2012 and 2013. Financial instruments classified as Level 3 are often hedged with instruments within Level 1 or Level 2 of the fair value hierarchy. The gains or losses presented below do not reflect the offsetting gains or losses for these hedging instruments. Level 3 financial instruments are also measured using both observable and unobservable inputs. Fair value changes presented below, therefore, reflect realized and unrealized gains and losses resulting from movements in both observable and unobservable parameters.

For the year ended March 31, 2013, gains and losses related to Level 3 assets did not have a material impact on Nomura’s liquidity and capital resources management.

		Billions of yen
		Year ended March 31, 2012
	Balance as of April 1, 2011	Total gains (losses) recognized in net revenue(1)	Total gains (losses) recognized in other comprehensive income	Purchases / issues(2)	Sales / redemptions(2)	Settlements	Foreign exchange movements	Transfers into Level 3(3)	Transfers out of Level 3(3)	Balance as of March 31, 2012
Assets:
Trading assets and private equity investments
Equities	¥121	¥(11)	¥—	¥57	¥(27)	¥—	¥(1)	¥8	¥(22)	¥125
Private equity investments	289	23	—	4	(112)	—	(2)	—	—	202
Japanese agency and municipal securities	—	0	—	27	(18)	—	—	1	(0)	10
Foreign government, agency and municipal securities	23	11	—	415	(403)	—	—	4	(13)	37
Bank and corporate debt securities and loans for trading purposes	51	(0)	—	159	(154)	—	(0)	44	(38)	62
Commercial mortgage-backed securities (“CMBS”)	28	0	—	8	(33)	—	0	6	(1)	8
Residential mortgage-backed securities (“RMBS”)	3	0	—	3	(13)	—	0	13	(1)	5
Real estate-backed securities	128	1	—	7	(45)	—	(0)	—	—	91
Collateralized debt obligations (“CDO”) and other	34	(1)	—	21	(24)	—	0	8	(18)	20
Investment trust funds and other	10	(1)	—	2	(2)	—	(0)	0	—	9

Total trading assets and private equity investments	687	22	—	703	(831)	—	(3)	84	(93)	569

Derivatives, net(4)
Equity contracts	28	(13)	—	—	—	6	(2)	(4)	(1)	14
Interest rate contracts	11	(3)	—	—	—	(24)	(4)	12	(31)	(39)
Credit contracts	(55)	(30)	—	—	—	52	3	25	(6)	(11)
Foreign exchange contracts	2	22	—	—	—	(6)	0	0	(0)	18
Commodity contracts	(2)	0	—	—	—	(0)	(0)	2	0	(0)

Total derivatives, net	(16)	(24)	—	—	—	28	(3)	35	(38)	(18)

Subtotal	¥671	¥(2)	¥—	¥703	¥(831)	¥28	¥(6)	¥119	¥(131)	¥551

Loans and receivables	11	(4)	—	10	(5)	—	(0)	—	(1)	11
Other assets
Non-trading debt securities	0	0	(0)	8	(2)	—	(0)	—	—	6
Other	25	(1)	(1)	66	(17)	—	0	0	(0)	72

Total	¥707	¥(7)	¥(1)	¥787	¥(855)	¥28	¥(6)	¥119	¥(132)	¥640

Liabilities:
Trading liabilities
Equities	¥—	¥—	¥—	¥(0)	¥0	¥—	¥—	¥0	¥—	¥0
Bank and corporate debt securities	—	(0)	—	2	(1)	—	—	—	—	1

Total trading liabilities	¥—	¥(0)	¥—	¥2	¥(1)	¥—	¥—	¥0	¥—	¥1

Short-term borrowings	1	0	—	16	(15)	—	0	0	(2)	0
Payables and deposits	1	(0)	—	(0)	(1)	—	—	—	—	(0)
Long-term borrowings	144	(50)	—	77	(183)	—	(10)	2	(93)	(13)

Total	¥146	¥(50)	¥—	¥95	¥(200)	¥—	¥(10)	¥2	¥(95)	¥(12)

		Billions of yen
		Year ended March 31, 2013
	Balance as of April 1, 2012	Total gains (losses) recognized in net revenue(1)	Total gains (losses) recognized in other comprehensive income	Purchases / issues(2)	Sales / redemptions(2)	Settlements	Foreign exchange movements	Transfers into Level 3(3)	Transfers out of Level 3(3)	Balance as of March 31, 2013
Assets:
Trading assets and private equity investments
Equities	¥125	¥2	¥—	¥38	¥(22)	¥—	¥5	¥6	¥(25)	¥129
Private equity investments	202	9	—	4	(137)	—	9	—	—	87
Japanese agency and municipal securities	10	0	—	1	(11)	—	—	0	(0)	0
Foreign government, agency and municipal securities	37	39	—	728	(731)	—	0	62	(44)	91
Bank and corporate debt securities and loans for trading purposes	62	7	—	245	(286)	—	7	69	(35)	69
Commercial mortgage-backed securities (“CMBS”)	8	3	—	11	(15)	—	1	4	(6)	6
Residential mortgage-backed securities (“RMBS”)	5	1	—	19	(20)	—	0	2	(3)	4
Real estate-backed securities	91	2	—	1	(26)	—	0	—	—	68
Collateralized debt obligations (“CDO”) and other	20	(1)	—	11	(17)	—	1	3	(5)	12
Investment trust funds and other	9	2	—	2	(0)	—	0	0	(0)	13

Total trading assets and private equity investments	569	64	—	1,060	(1,265)	—	23	146	(118)	479

Derivatives, net(4)
Equity contracts	14	(9)	—	—	—	(11)	4	(1)	8	5
Interest rate contracts	(39)	(15)	—	—	—	(1)	(1)	(0)	2	(54)
Credit contracts	(11)	(16)	—	—	—	12	6	15	19	25
Foreign exchange contracts	18	(1)	—	—	—	1	(1)	(6)	(14)	(3)
Commodity contracts	(0)	0	—	—	—	(0)	(0)	0	(0)	(0)

Total derivatives, net	(18)	(41)	—	—	—	1	8	8	15	(27)

Subtotal	¥551	¥23	¥—	¥1,060	¥(1,265)	¥1	¥31	¥154	¥(103)	¥452

Loans and receivables	11	(0)	—	0	(3)	—	1	—	(6)	3
Other assets
Non-trading debt securities	6	0	0	0	(2)	—	0	—	—	4
Other(5)	72	21	0	1	(32)	—	0	0	(2)	60

Total	¥640	¥44	¥0	¥1,061	¥(1,302)	¥1	¥32	¥154	¥(111)	¥519

Liabilities:
Trading liabilities
Equities	¥0	¥(0)	¥—	¥0	¥(0)	¥—	¥0	¥0	¥—	¥0
Bank and corporate debt securities	1	(0)	—	0	(1)	—	0	—	(0)	0

Total trading liabilities	¥1	¥(0)	¥—	¥0	¥(1)	¥—	¥0	¥0	¥(0)	¥0

Short-term borrowings	0	(0)	—	6	(1)	—	—	1	(2)	4
Payables and deposits	(0)	(1)	—	(0)	(0)	—	—	—	—	1
Long-term borrowings	(13)	(155)	—	108	(82)	—	3	110	(59)	222
Other liabilities	—	0	—	0	(0)	—	0	—	(0)	0

Total	¥(12)	¥(156)	¥—	¥114	¥(84)	¥—	¥3	¥111	¥(61)	¥227

(1)	Includes gains and losses reported primarily within Net gain on trading, Gain (loss) on private equity investments, and also within Gain (loss) on investments in equity securities, Revenue—Other and Non-interest expenses—Other, Interest and dividends and Interest expense in the consolidated statements of income.
(2)	Amounts reported in Purchases / issues include increases in trading liabilities while Sales / redemptions include decreases in trading liabilities.
(3)	If financial instruments move from Level 3 to another Level or move from another Level to Level 3, the amount reported in Transfers into Level 3 and Transfers out of Level 3 are the fair value as of the beginning of the quarter during which the movement occurs. Therefore if financial instruments move from another Level to Level 3, all gains/ (losses) during the quarter are included in the table and if financial instruments move from Level 3 to another Level, all gains/ (losses) during the year are excluded from the table.
(4)	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rate contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayments rates. Credit contracts include credit default swaps as well as derivatives referencing corporate and government debt securities.
(5)	Includes the impact of the refined fair value measurement of certain investments in unlisted equity securities.

Fair value, level 3 assets and liabilities measured on recurring basis, unrealized gains (losses)

The following table presents the amounts of unrealized gains (losses) for the years ended March 31, 2012 and 2013, relating to those financial instruments which Nomura classified as Level 3 within the fair value hierarchy and that were still held by Nomura at the relevant consolidated balance sheet date.

	Billions of yen
	March 31
	2012	2013
	Unrealized gains / (losses)(1)
Assets:
Trading assets and private equity investments
Equities	¥(2)	¥1
Private equity investments	(12)	(10)
Japanese agency and municipal securities	(0)	0
Foreign government, agency and municipal securities	2	2
Bank and corporate debt securities and loans for trading purposes	(3)	(0)
Commercial mortgage-backed securities (“CMBS”)	3	1
Residential mortgage-backed securities (“RMBS”)	(0)	0
Real estate-backed securities	1	(0)
Collateralized debt obligations (“CDO”) and other	(1)	(0)
Investment trust funds and other	(0)	2

Total trading assets and private equity investments	(12)	(4)

Derivatives, net(2)
Equity contracts	(6)	7
Interest rate contracts	(9)	24
Credit contracts	(45)	12
Foreign exchange contracts	16	(4)
Commodity contracts	0	0

Total derivatives, net	(44)	39

Subtotal	¥(56)	¥35

Loans and receivables	(3)	(0)
Other assets
Non-trading debt securities	0	0
Other(3)	(2)	24

Total	¥(61)	¥59

Liabilities:
Trading liabilities
Equities	¥—	¥0

Total trading liabilities	¥—	¥0

Short-term borrowings	0	(1)
Payables and deposits	(0)	(1)
Long-term borrowings	(63)	(162)
Other liabilities	—	(0)

Total	¥(63)	¥(164)

(1)	Includes gains and losses reported primarily within Net gain on trading, Gain (loss) on private equity investments, and also within Gain (loss) on investments in equity securities, Revenue—Other and Non-interest expenses—Other, Interest and dividends and Interest expense in the consolidated statements of income.
(2)	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rate contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment rates. Credit contracts include credit default swaps as well as derivatives referencing corporate and government debt securities.
(3)	Includes the impact of the refined fair value measurement of certain investments in unlisted equity securities.

Information on investments where net asset value per share is calculated

The following tables present information on these investments where NAV per share is calculated or disclosed as of March 31, 2012 and 2013. Investments are presented by major category relevant to the nature of Nomura’s business and risks.

	Billions of yen
	March 31, 2012
	Fair value(1)	Unfunded commitments(2)	Redemption frequency (if currently eligible)(3)	Redemption notice period(4)
Hedge funds	¥109	¥0	Monthly	Same day-95 days
Venture capital funds	4	1	—	—
Private equity funds	61	12	Quarterly	30 days
Real estate funds	11	15	—	—

Total	¥185	¥28

	Billions of yen
	March 31, 2013
	Fair value(1)	Unfunded commitments(2)	Redemption frequency (if currently eligible)(3)	Redemption notice period(4)
Hedge funds	¥68	¥16	Monthly	Same day-95 days
Venture capital funds	4	1	—	—
Private equity funds	63	7	Quarterly	30 days
Real estate funds	3	—	—	—

Total	¥138	¥24

(1)	Fair value generally determined using NAV per share as a practical expedient.
(2)	The contractual amount of any unfunded commitments Nomura is required to make to the entities in which the investment is held.
(3)	The range in frequency with which Nomura can redeem investments.
(4)	The range in notice period required to be provided before redemption is possible.

Gains (losses) due to changes in fair value for financial instruments measured at fair value using fair value option

The following table presents gains (losses) due to changes in fair value for financial instruments measured at fair value using the fair value option for the years ended March 31, 2011, 2012 and 2013.

	Billions of yen
	Year ended March 31
	2011	2012	2013
	Gains/(Losses)(1)
Assets:
Trading assets and private equity investments(2)
Trading assets	¥(4)	¥0	¥2
Private equity investments	0	(12)	(10)
Loans and receivables	8	(6)	19
Collateralized agreements(3)	6	10	(0)
Other assets(2)	—	(0)	1

Total	¥10	¥(8)	¥12

Liabilities:
Short-term borrowings(4)	¥(7)	¥(14)	¥(4)
Collateralized financing(3)	(0)	(1)	(1)
Long-term borrowings(4)(5)	(37)	(11)	(51)
Other liabilities(6)	—	0	0

Total	¥(44)	¥(26)	¥(56)

(1)	Includes gains and losses reported primarily within Net gain on trading and Gain on private equity investments in the consolidated statements of income.
(2)	Includes equity investments that would have been accounted for under the equity method had Nomura not chosen to elect the fair value option.
(3)	Includes resale and repurchase agreements.
(4)	Includes structured notes and other financial liabilities.
(5)	Includes secured financing transactions arising from transfers of financial assets which did not meet the criteria for sales accounting.
(6)	Includes loan commitments.

Geographic allocations of trading assets related to government, agency, municipal securities

The following tables present geographic allocations of Nomura’s trading assets related to government, agency and municipal securities. See Note 3 “Derivative instruments and hedging activities” for further information regarding the concentration of credit risk for derivatives.

	Billions of yen
	March 31, 2012
	Japan	U.S.	EU	Other	Total(1)
Government, agency and municipal securities	¥2,304	¥1,319	¥2,527	¥448	¥6,598

	Billions of yen
	March 31, 2013
	Japan	U.S.	EU	Other	Total(1)
Government, agency and municipal securities	¥3,403	¥1,313	¥3,262	¥556	¥8,534

(1)	Other than above, there were ¥640 billion and ¥715 billion of government, agency and municipal securities in Other assets—Non-trading debt securities as of March 31, 2012 and 2013, respectively. The vast majority of these securities are Japanese government, agency and municipal securities.

Estimated fair value of financial instruments not carried at fair value

The following tables present carrying values, fair values and classification within the fair value hierarchy for certain classes of financial instrument of which a portion of the ending balance was carried at fair value as of March 31, 2012 and 2013.

	Billions of yen
	March 31, 2012(1)
			Fair value by level
	Carrying value	Fair value	Level 1	Level 2	Level 3
Assets:
Cash and cash equivalents	¥1,071	¥1,071	¥1,071	¥—	¥—
Time deposits	653	653	—	653	—
Deposits with stock exchanges and other segregated cash	230	230	—	230	—
Loans receivable(2)	1,290	1,286	—	1,031	255
Securities purchased under agreements to resell	7,663	7,663	—	7,663	—
Securities borrowed	6,080	6,080	—	6,080	—

Total Assets	¥16,987	¥16,983	¥1,071	¥15,657	¥255

Liabilities:
Short-term borrowings	¥1,186	¥1,186	¥—	¥1,186	¥0
Deposits received at banks	905	905	—	905	—
Securities sold under agreements to repurchase	9,928	9,928	—	9,928	—
Securities loaned	1,700	1,700	—	1,700	—
Long-term borrowings	8,505	8,242	154	8,084	4

Total Liabilities	¥22,224	¥21,961	¥154	¥21,803	¥4

	Billions of yen
	March 31, 2013(1)
			Fair value by level
	Carrying value	Fair value	Level 1	Level 2	Level 3
Assets:
Cash and cash equivalents	¥805	¥805	¥805	¥—	¥—
Time deposits	578	578	—	578	—
Deposits with stock exchanges and other segregated cash	270	270	—	270	—
Loans receivable(2)	1,575	1,576	—	1,352	224
Securities purchased under agreements to resell	8,295	8,295	—	8,295	—
Securities borrowed	5,820	5,820	—	5,820	—

Total Assets	¥17,343	¥17,344	¥805	¥16,315	¥224

Liabilities:
Short-term borrowings	¥738	¥738	¥—	¥734	¥4
Deposits received at banks	1,072	1,072	—	1,071	1
Securities sold under agreements to repurchase	12,444	12,444	—	12,440	4
Securities loaned	2,159	2,159	—	2,159	—
Long-term borrowings	7,592	7,430	114	7,093	223

Total Liabilities	¥24,005	¥23,843	¥114	¥23,497	¥232

(1)	Includes financial instruments which are carried at fair value on a recurring basis.
(2)	Carrying values are shown after deducting allowance for loan losses.

Derivative instruments and hedging activities (Tables)	12 Months Ended
Mar. 31, 2013
Concentration of exposures to credit risk in OTC derivatives

The following tables present Nomura’s significant concentration of exposures to credit risk in OTC derivatives with financial institutions. The gross fair value of derivative assets represents the maximum amount of loss due to credit risk that Nomura would incur if the counterparties of Nomura failed to perform in accordance with the terms of the instruments and any collateral or other security Nomura held in relation to those instruments proved to be of no value.

	Billions of yen
	March 31, 2012
	Gross fair value of derivative assets	Impact of master netting agreements	Impact of collateral	Net exposure to credit risk
Financial institutions	¥18,881	¥(17,553)	¥(797)	¥531

	Billions of yen
	March 31, 2013
	Gross fair value of derivative assets	Impact of master netting agreements	Impact of collateral	Net exposure to credit risk
Financial institutions	¥20,169	¥(18,415)	¥(981)	¥773

Volume of derivative activity in statement of financial position

The following table quantifies the volume of Nomura’s derivative activity through a disclosure of notional amounts, in comparison with the fair value of those derivatives. All amounts are disclosed on a gross basis, prior to counterparty netting of derivative assets and liabilities and cash collateral netting against net derivatives.

	Billions of yen
	March 31, 2012
	Derivative assets		Derivative liabilities
	Notional	Fair value	Notional(1)	Fair value(1)
Derivatives used for trading and non-trading purposes(2)(3):
Equity contracts	¥16,079	¥1,603	¥14,497	¥1,687
Interest rate contracts	636,833	18,843	592,413	18,597
Credit contracts	37,067	1,864	41,785	1,952
Foreign exchange contracts	59,296	1,356	62,999	1,407
Commodity contracts	50	4	45	5

Total	¥749,325	¥23,670	¥711,739	¥23,648

Derivatives designated as hedging instruments:
Interest rate contracts	¥1,855	¥78	¥—	¥—
Foreign exchange contracts	190	4	97	1

Total	¥2,045	¥82	¥97	¥1

Total derivatives	¥751,370	¥23,752	¥711,836	¥23,649

	Billions of yen
	March 31, 2013
	Derivative assets		Derivative liabilities
	Notional	Fair value	Notional(1)	Fair value(1)
Derivatives used for trading and non-trading purposes(2)(3):
Equity contracts	¥14,130	¥1,857	¥14,550	¥2,017
Interest rate contracts	727,129	21,685	711,914	21,452
Credit contracts	44,582	1,839	42,889	1,979
Foreign exchange contracts	81,002	2,104	80,280	2,007
Commodity contracts	29	1	39	2

Total	¥866,872	¥27,486	¥849,672	¥27,457

Derivatives designated as hedging instruments:
Interest rate contracts	¥1,748	¥88	¥162	¥0
Foreign exchange contracts	92	1	24	1

Total	¥1,840	¥89	¥186	¥1

Total derivatives	¥868,712	¥27,575	¥849,858	¥27,458

(1)	Includes the amount of embedded derivatives bifurcated in accordance with ASC 815.
(2)	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rates contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment rates. Credit contracts include credit default swaps as well as derivatives referencing corporate and government securities.
(3)	As of March 31, 2012 and 2013, the amounts reported include derivatives used for non-trading purposes which are not designated as fair value or net investment hedges. These amounts have not been separately presented since such amounts were not significant.

Derivative amounts included in consolidated statements of income

The following table presents amounts included in the consolidated statements of income related to derivatives used for trading and non-trading purposes by type of underlying derivative contract.

	Billions of yen
	Year ended March 31
	2011	2012	2013
Derivatives used for trading and non-trading purposes(1)(2):
Equity contracts	¥206	¥(137)	¥(69)
Interest rate contracts	132	42	65
Credit contracts	88	(73)	(18)
Foreign exchange contracts	(171)	(67)	(329)
Commodity contracts	(10)	(4)	(0)

Total	¥245	¥(239)	¥(351)

(1)	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rates contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment rates. Credit contracts include credit default swaps as well as derivatives referencing corporate and government securities.
(2)	Includes net gains (losses) on derivatives used for non-trading purposes which are not designated as fair value or net investment hedges. For the years ended March 31, 2011, 2012 and 2013, these amounts have not been separately presented as net gains (losses) for these non-trading derivatives were not significant.

Fair value hedges

The following table presents amounts included in the consolidated statements of income related to derivatives designated as fair value hedges by type of underlying derivative contract and the nature of the hedged item.

	Billions of yen
	Year ended March 31
	2011	2012	2013
Derivatives designated as hedging instruments:
Interest rate contracts	¥22	¥76	¥33

Total	¥22	¥76	¥33

Hedged items:
Long-term borrowings	¥(22)	¥(76)	¥(33)

Total	¥(22)	¥(76)	¥(33)

Net investment hedges

The following table presents gains (losses) from derivatives and non-derivatives designated as net investment hedges included in the consolidated statements of comprehensive income.

	Billions of yen
	Year ended March 31
	2011	2012	2013
Hedging instruments:
Foreign exchange contracts	¥0	¥(1)	¥(14)
Long-term borrowings	17	4	(15)

Total	¥17	¥3	¥(29)

(1)	The portion of the gains (losses) representing the amount of hedge ineffectiveness and the amount excluded from the assessment of hedge effectiveness are recognized within Revenue—Other in the consolidated statements of income. The amount of gains (losses) was not significant during the years ended March 31, 2011, 2012 and 2013.

Written credit derivatives and purchased credit protection

The following tables present information about Nomura’s written credit derivatives and purchased credit protection with identical underlyings as of March 31, 2012 and March 31, 2013.

	Billions of yen
	March 31, 2012
		Maximum potential payout/Notional					Notional
			Years to maturity				Purchased credit protection
	Carrying value (Asset) / Liability(1)	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Single-name credit default swaps	¥562	¥20,159	¥2,902	¥6,750	¥8,510	¥1,997	¥18,692
Credit default indices	124	10,738	1,667	2,089	5,807	1,175	9,334
Other credit risk related portfolio products	223	3,298	1,084	1,201	441	572	2,138
Credit risk related options and swaptions	(1)	781	0	—	439	342	651

Total	¥908	¥34,976	¥5,653	¥10,040	¥15,197	¥4,086	¥30,815

	Billions of yen
	March 31, 2013
		Maximum potential payout/Notional					Notional
			Years to maturity				Purchased credit protection
	Carrying value (Asset) / Liability(1)	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Single-name credit default swaps	¥210	¥24,659	¥4,575	¥7,961	¥9,877	¥2,246	¥22,431
Credit default indices	(16)	12,722	1,482	3,555	6,815	870	11,592
Other credit risk related portfolio products	230	2,586	666	1,112	215	593	1,710
Credit risk related options and swaptions	0	51	—	—	27	24	42

Total	¥424	¥40,018	¥6,723	¥12,628	¥16,934	¥3,733	¥35,775

(1)	Carrying value amounts are shown on a gross basis prior to cash collateral or counterparty netting.

Written credit derivatives by external credit rating of underlying asset

The following tables present information about Nomura’s written credit derivatives by external credit rating of the underlying asset. Ratings are based on Standard & Poor’s Financial Services LLC (“S&P”), or if not rated by S&P, based on Moody’s Investors Service, Inc. If ratings from either of these agencies are not available, the ratings are based on Fitch Ratings Ltd. or Japan Credit Rating Agency, Ltd. For credit default indices, the rating is determined by taking the weighted average of the external credit ratings given for each of the underlying reference entities comprising the portfolio or index.

	Billions of yen
	March 31, 2012
	Maximum potential payout/Notional
	AAA	AA	A	BBB	BB	Other(1)	Total
Single-name credit default swaps	¥2,196	¥1,749	¥5,878	¥5,550	¥2,974	¥1,812	¥20,159
Credit default indices	140	711	5,358	2,905	1,619	5	10,738
Other credit risk related portfolio products	20	18	3	111	212	2,934	3,298
Credit risk related options and swaptions	0	0	137	532	112	—	781

Total	¥2,356	¥2,478	¥11,376	¥9,098	¥4,917	¥4,751	¥34,976

	Billions of yen
	March 31, 2013
	Maximum potential payout/Notional
	AAA	AA	A	BBB	BB	Other(1)	Total
Single-name credit default swaps	¥2,400	¥1,594	¥5,945	¥8,208	¥4,073	¥2,439	¥24,659
Credit default indices	14	589	6,360	3,516	1,910	333	12,722
Other credit risk related portfolio products	77	17	9	127	243	2,113	2,586
Credit risk related options and swaptions	—	—	18	—	33	—	51

Total	¥2,491	¥2,200	¥12,332	¥11,851	¥6,259	¥4,885	¥40,018

(1)	“Other” includes credit derivatives where the credit rating of the underlying reference asset is below investment grade or where a rating is unavailable.

Investment company accounting (Tables)	12 Months Ended
Mar. 31, 2013
Summary of aggregate fair value and cost of investments

The following table summarizes the aggregate fair value and the cost of investments held by all investment company subsidiaries within Nomura and for which investment company accounting has been retained in these consolidated financial statements.

	Millions of yen
	March 31
	2012	2013
Closing cost(1)	¥31,691	¥24,393
Gross unrealized appreciation	110,600	11,711
Gross unrealized depreciation	(9,971)	(7,277)

Closing fair value	¥132,320	¥28,827

(1)	Cost is defined as the historical cost of each investment (i.e. purchase price) as adjusted for subsequent additional investment.

Summary of performance of investments

The following table summarizes performance of the investments held by investment company subsidiaries during the period.

	Millions of yen
	March 31
	2011	2012	2013
Opening fair value	¥267,168	¥208,754	¥132,320
Purchase / (sales) of investees during the period(1)	(70,292)	(109,724)	(127,396)
Realized gains / (losses) during the period(2)	10,070	35,931	19,181
Change in unrealized gains / (losses) during the period(3)	1,808	(2,641)	4,722

Closing fair value	¥208,754	¥132,320	¥28,827

(1)	Acquisition cost of new investees and additional investments or sales proceeds of investees disposed of during the period.
(2)	Realized gains and losses are calculated as the difference between sales proceeds and the carrying values.
(3)	Includes the effect of foreign exchange movements.

Collateralized transactions (Tables)	12 Months Ended
Mar. 31, 2013
Fair value of securities received as collateral available to sell or repledge

The fair value of securities received as collateral, securities borrowed with collateral and securities borrowed without collateral which Nomura is permitted to sell or repledge and the portion that has been sold or repledged are as follows.

	Billions of yen
	March 31
	2012	2013
The fair value of securities received as collateral, securities borrowed as collateral and securities borrowed without collateral where Nomura is permitted by contract or custom to sell or repledge the securities	¥32,075	¥35,281
The portion of the above that has been sold (reported within Trading liabilities in the consolidated balance sheets) or repledged	23,895	28,488

Assets owned, pledged as collateral

Nomura pledges firm-owned securities to collateralize repurchase agreements and other secured financings. Pledged securities that can be sold or repledged by the secured party, including Gensaki Repo transactions, are reported in parentheses as Securities pledged as collateral within Trading assets in the consolidated balance sheets. Assets owned, which have been pledged as collateral, primarily to stock exchanges and clearing organizations, without allowing the secured party the right to sell or repledge them, are summarized in the tables below.

	Millions of yen
	March 31
	2012	2013
Trading assets:
Equities and convertible securities	¥47,966	¥86,108
Government and government agency securities	1,333,482	1,314,277
Bank and corporate debt securities	139,863	161,233
Commercial mortgage-backed securities (“CMBS”)	40,183	33,723
Residential mortgage-backed securities (“RMBS”)	1,527,946	1,674,898
Collateralized debt obligations (“CDO”) and other(1)	82,298	84,065
Investment trust funds and other	—	16,335
Deposits with stock exchanges and other segregated cash	—	4,110

	¥3,171,738	¥3,374,749

Non-trading debt securities	¥54,969	¥49,811
Investments in and advances to affiliated companies	¥33,921	¥37,636

(1)	Includes CLO and ABS those on credit card loans, auto loans and student loans.

Assets subject to lien

Assets subject to lien, except for those disclosed above, are as follows.

	Millions of yen
	March 31
	2012	2013
Loans and receivables	¥55,236	¥706
Trading assets	1,515,079	1,208,753
Office buildings, land, equipment and facilities	116,530	955
Non-trading debt securities	337,681	315,781
Other	260,683	83

	¥2,285,209	¥1,526,278

Non-trading securities (Tables)	12 Months Ended
Mar. 31, 2013
Non-trading securities reconciliation

The following tables present information regarding the cost and/or amortized cost, gross unrealized gains and losses and fair value of non-trading securities held by Nomura’s insurance subsidiary as of March 31, 2012 and 2013.

	Millions of yen
	March 31, 2012
	Cost and/or amortized cost	Unrealized gains and losses		Fair value
		Gross unrealized gains	Gross unrealized losses
Government, agency and municipal securities	¥150,203	¥445	¥164	¥150,484
Other debt securities	37,356	115	182	37,289
Equity securities	53,358	3,194	2,069	54,483

Total	¥240,917	¥3,754	¥2,415	¥242,256

	Millions of yen
	March 31, 2013
	Cost and/or amortized cost	Unrealized gains and losses		Fair value
		Gross unrealized gains	Gross unrealized losses
Government, agency and municipal securities	¥177,374	¥5,294	¥126	¥182,542
Other debt securities	54,032	726	86	54,672
Equity securities	39,997	12,923	109	52,811

Total	¥271,403	¥18,943	¥321	¥290,025

Fair value of residual contractual maturity of non-trading debt securities

The following table presents an analysis of the fair value of non-trading debt securities by residual contractual maturity as of March 31, 2013. Actual maturities may differ from contractual maturities as certain securities contain features that allow redemption of the securities prior to their contractual maturity.

	Millions of yen
	March 31, 2013
		Years to maturity
	Total	Less than 1 year	1 to 5 years	5 to 10 years	More than 10 years
Non-trading debt securities	¥237,214	¥36,906	¥84,878	¥98,199	¥17,231

Fair value and gross unrealized losses of non-trading securities

The following tables present the fair value and gross unrealized losses of non-trading securities aggregated by the length of time that individual securities have been in a continuous unrealized loss position as of March 31, 2012 and 2013.

	Millions of yen
	March 31, 2012
	Less than 12 months		More than 12 months		Total
	Fair value	Gross unrealized losses	Fair value	Gross unrealized losses	Fair value	Gross unrealized losses
Government, agency and municipal securities	¥14,954	¥164	¥—	¥—	¥14,954	¥164
Other debt securities	5,920	182	—	—	5,920	182
Equity securities	21,049	2,069	—	—	21,049	2,069

Total	¥41,923	¥2,415	¥—	¥—	¥41,923	¥2,415

	Millions of yen
	March 31, 2013
	Less than 12 months		More than 12 months		Total
	Fair value	Gross unrealized losses	Fair value	Gross unrealized losses	Fair value	Gross unrealized losses
Government, agency and municipal securities	¥56,400	¥80	¥2,903	¥46	¥59,303	¥126
Other debt securities	10,404	86	—	—	10,404	86
Equity securities	1,517	109	—	—	1,517	109

Total	¥68,321	¥275	¥2,903	¥46	¥71,224	¥321

Securitizations and Variable Interest Entities (Tables)	12 Months Ended
Mar. 31, 2013
Fair value of retained interests

The following tables present the fair value of retained interests where Nomura has continuing involvement in SPEs and their classification in the fair value hierarchy, categorized by the type of transferred assets.

	Billions of yen
	March 31, 2012
	Level 1	Level 2	Level 3	Total	Investment grade	Other
Government, agency and municipal securities	¥—	¥163	¥—	¥163	¥161	¥2
Bank and corporate debt securities	—	—	0	0	—	0
Mortgage and mortgage-backed securities	—	—	2	2	2	—

Total	¥—	¥163	¥2	¥165	¥163	¥2

	Billions of yen
	March 31, 2013
	Level 1	Level 2	Level 3	Total	Investment grade	Other
Government, agency and municipal securities	¥—	¥296	¥—	¥296	¥296	¥—
Bank and corporate debt securities	—	—	0	0	—	0
Mortgage and mortgage-backed securities	—	2	2	4	2	2

Total	¥—	¥298	¥2	¥300	¥298	¥2

Fair value of firm's retained interests and sensitivity of this fair value

The following table presents the key economic assumptions used to determine the fair value of the retained interests and the sensitivity of this fair value to immediate adverse changes of 10% and 20% in those assumptions.

	Billions of yen, except percentages
	Material retained interests held(1) as of March 31
	2012	2013
Fair value of retained interests(1)	¥157	¥288
Weighted-average life (Years)	7.0	6.0
Constant prepayment rate	8.1%	10.1%
Impact of 10% adverse change	(1.3)	(2.6)
Impact of 20% adverse change	(2.4)	(5.0)
Discount rate	3.3%	3.6%
Impact of 10% adverse change	(3.7)	(4.2)
Impact of 20% adverse change	(7.1)	(8.2)

(1)	The sensitivity analysis covers the material retained interests held of ¥157 billion out of ¥165 billion as of March 31, 2012 and ¥288 billion out of ¥300 billion as of March 31, 2013. Nomura considers the amount or the probability of anticipated credit loss from the retained interests which Nomura continuously holds would be minimal.

Type and carrying value of financial assets

The following table presents the type and carrying value of financial assets included within Trading assets which have been transferred to SPEs but which do not meet the criteria for derecognition under ASC 860. These transfers are accounted for as secured financing transactions and generally reported within Long-term borrowings. The assets are pledged as collateral of the associated liabilities and cannot be removed unilaterally by Nomura and the liabilities are non-recourse to Nomura.

	Billions of yen
	March 31
	2012	2013
Assets
Trading assets
Equities	¥116	¥72
Debt securities	84	86
Mortgage and mortgage-backed securities	27	24
Long-term loans receivable	21	8

Total	¥248	¥190

Liabilities
Long-term borrowings	¥223	¥177

Classification of consolidated VIEs' assets and liabilities

The following table presents the classification of consolidated VIEs’ assets and liabilities in these consolidated financial statements. The assets of a consolidated VIE may only be used to settle obligations of that VIE. Creditors do not have any recourse to Nomura beyond the assets held in the VIEs.

	Billions of yen
	March 31
	2012		2013
Consolidated VIE assets
Cash and cash equivalents	¥52		¥13
Trading assets
Equities	730		353
Debt securities	180		200
Mortgage and mortgage-backed securities	84		138
Investment trust funds and other	0		—
Derivatives	4		3
Private equity investments	1		1
Securities purchased under agreements to resell	7		12
Office buildings, land, equipment and facilities	140	(2)	17
Other(1)	408	(2)	64

Total	¥1,606		¥801

Consolidated VIE liabilities
Trading liabilities
Debt securities	¥4		¥6
Derivatives	38		15
Securities sold under agreements to repurchase	0		4
Borrowings
Long-term borrowings	992		458
Other	35		7

Total	¥1,069		¥490

(1)	Includes aircraft purchase deposits of ¥17 billion and ¥16 billion as of March 31, 2012 and 2013, respectively. In relation to these aircraft purchase deposits, certain of these SPEs have commitments to purchase aircraft. See Note 22 “Commitments, contingencies and guarantees” for further information.
(2)	Includes real estate and real estate for sale held by SPEs related to a consolidated subsidiary. That subsidiary was de-consolidated during the year ended March 31, 2013.

Carrying amount of assets and liabilities of unconsolidated VIEs

The following tables present the carrying amount of variable interests of unconsolidated VIEs and maximum exposure to loss associated with these variable interests. Maximum exposure to loss does not reflect Nomura’s estimate of the actual losses that could result from adverse changes, nor does it reflect the economic hedges Nomura enters into to reduce its exposure. The risks associated with VIEs in which Nomura is involved are limited to the amount recorded in the consolidated balance sheets, the amount of commitments and financial guarantees and the notional amount of the derivative instruments. Nomura believes the notional amount of derivative instruments generally exceeds the amount of actual risk.

	Billions of yen
	March 31, 2012
	Carrying amount of variable interests		Maximum exposure to loss to unconsolidated VIEs
	Assets	Liabilities
Trading assets and liabilities
Equities	¥58	¥—	¥58
Debt securities	133	—	133
Mortgage and mortgage-backed securities	2,137	—	2,137
Investment trust funds and other	96	—	96
Derivatives	0	9	27
Private equity investments	25	—	25
Loans
Short-term loans	2	—	2
Long-term loans	29	—	29
Other	5	—	5
Commitments to extend credit and other guarantees	—	—	19

Total	¥2,485	¥9	¥2,531

	Billions of yen
	March 31, 2013
	Carrying amount of variable interests		Maximum exposure to loss to unconsolidated VIEs
	Assets	Liabilities
Trading assets and liabilities
Equities	¥65	¥—	¥65
Debt securities	173	—	173
Mortgage and mortgage-backed securities	2,843	—	2,843
Investment trust funds and other	161	—	161
Derivatives	0	—	18
Private equity investments	28	—	28
Loans
Short-term loans	7	—	7
Long-term loans	82	—	82
Other	4	—	4
Commitments to extend credit and other guarantees	—	—	33

Total	¥3,363	¥—	¥3,414

Financing receivables (Tables)	12 Months Ended
Mar. 31, 2013
Summary of loans receivable reported within loans receivable or investments in and advances to affiliated companies

The following tables present a summary of loans receivable reported within Loans receivable or Investments in and advances to affiliated companies in the consolidated balance sheets by portfolio segment.

	Millions of yen
	March 31, 2012
	Carried at amortized cost	Carried at fair value(1)	Total
Loans receivable
Loans at banks	¥235,407	¥50,109	¥285,516
Short-term secured margin loans	165,246	—	165,246
Inter-bank money market loans	95,461	—	95,461
Corporate loans	338,906	408,243	747,149

Total loans receivable	¥835,020	¥458,352	¥1,293,372

Advances to affiliated companies	10,649	—	10,649

Total	¥845,669	¥458,352	¥1,304,021

	Millions of yen
	March 31, 2013
	Carried at amortized cost	Carried at fair value(1)	Total
Loans receivable
Loans at banks	¥263,608	¥153	¥263,761
Short-term secured margin loans	288,574	—	288,574
Inter-bank money market loans	76,968	—	76,968
Corporate loans	422,295	523,896	946,191

Total loans receivable	¥1,051,445	¥524,049	¥1,575,494

Advances to affiliated companies	12,376	—	12,376

Total	¥1,063,821	¥524,049	¥1,587,870

(1)	Includes loans receivable and loan commitments carried at fair value through election of the fair value option.

Changes in allowance for losses for current period

The following tables present changes in the allowance for losses for the years ended March 31, 2011, 2012 and 2013.

	Millions of yen
	Year ended March 31, 2011
	Allowance for loan losses
	Loans at banks	Short-term secured margin loans	Inter-bank money market loans	Corporate loans	Advances to affiliated companies	Subtotal	Allowance for receivables other than loans	Total allowance for doubtful accounts
Opening balance	¥783	¥25	¥5	¥3,576	¥—	¥4,389	¥1,036	¥5,425
Provision for losses	(253)	13	(5)	(599)	11	(833)	143	(690)
Charge-offs	(32)	—	—	—	—	(32)	(59)	(91)
Other(1)	(159)	(1)	—	445	—	285	(69)	216

Ending balance	¥339	¥37	¥—	¥3,422	¥11	¥3,809	¥1,051	¥4,860

	Millions of yen
	Year ended March 31, 2012
	Allowance for loan losses
	Loans at banks	Short-term secured margin loans	Inter-bank money market loans	Corporate loans	Advances to affiliated companies	Subtotal	Allowance for receivables other than loans	Total allowance for doubtful accounts
Opening balance	¥339	¥37	¥—	¥3,422	¥11	¥3,809	¥1,051	¥4,860
Provision for losses	213	(11)	—	(592)	40	(350)	20	(330)
Charge-offs	—	(2)	—	—	—	(2)	(1)	(3)
Other(1)	—	(0)	—	(72)	—	(72)	433	361

Ending balance	¥552	¥24	¥—	¥2,758	¥51	¥3,385	¥1,503	¥4,888

	Millions of yen
	Year ended March 31, 2013
	Allowance for loan losses
	Loans at banks	Short-term secured margin loans	Inter-bank money market loans	Corporate loans	Advances to affiliated companies	Subtotal	Allowance for receivables other than loans	Total allowance for doubtful accounts
Opening balance	¥552	¥24	¥—	¥2,758	¥51	¥3,385	¥1,503	¥4,888
Provision for losses	238	13	—	(2,630)	(22)	(2,401)	(13)	(2,414)
Charge-offs	(1)	(11)	—	(26)	—	(38)	—	(38)
Other(1)	—	0	—	(7)	—	(7)	(171)	(178)

Ending balance	¥789	¥26	¥—	¥95	¥29	¥939	¥1,319	¥2,258

(1)	Includes the effect of foreign exchange movements.

Schedule of allowance for loan losses and loans by impairment methodology and type of loans

The following tables present the allowance for loan losses and loans by impairment methodology and type of loans as of March 31, 2012 and 2013.

	Millions of yen
	March 31, 2012
	Loans at banks	Short-term secured margin loans	Inter-bank money market loans	Corporate loans	Advances to affiliated companies	Total
Allowance by impairment methodology
Evaluated individually	¥14	¥10	¥—	¥2,680	¥—	¥2,704
Evaluated collectively	538	14	—	78	51	681

Total allowance for loan losses	¥552	¥24	¥—	¥2,758	¥51	¥3,385

Loans by impairment methodology
Evaluated individually	¥212	¥58,636	¥95,461	¥329,312	¥394	¥484,015
Evaluated collectively	235,195	106,610	—	9,594	10,255	361,654

Total loans	¥235,407	¥165,246	¥95,461	¥338,906	¥10,649	¥845,669

	Millions of yen
	March 31, 2013
	Loans at banks	Short-term secured margin loans	Inter-bank money market loans	Corporate loans	Advances to affiliated companies	Total
Allowance by impairment methodology
Evaluated individually	¥6	¥—	¥—	¥7	¥—	¥13
Evaluated collectively	783	26	—	88	29	926

Total allowance for loan losses	¥789	¥26	¥—	¥95	¥29	¥939

Loans by impairment methodology
Evaluated individually	¥76	¥83,399	¥76,968	¥412,675	¥5,595	¥578,713
Evaluated collectively	263,532	205,175	—	9,620	6,781	485,108

Total loans	¥263,608	¥288,574	¥76,968	¥422,295	¥12,376	¥1,063,821

Analysis of each class of loans not carried at fair value using Nomura's internal ratings or equivalent credit quality indicators

The following tables present an analysis of each class of loans not carried at fair value using Nomura’s internal ratings or equivalent credit quality indicators applied by subsidiaries as of March 31, 2012 and 2013.

	Millions of yen
	March 31, 2012
	AAA-BBB	BB-CCC	CC-D	Others(1)	Total
Secured loans at banks	¥92,207	¥29,169	¥—	¥33,511	¥154,887
Unsecured loans at banks	80,507	—	13	—	80,520
Short-term secured margin loans	—	—	—	165,246	165,246
Secured inter-bank money market loans	1,461	—	—	—	1,461
Unsecured inter-bank money market loans	94,000	—	—	—	94,000
Secured corporate loans	131,767	93,331	4,232	70,657	299,987
Unsecured corporate loans	1,339	37,580	—	—	38,919
Advances to affiliated companies	10,255	—	—	394	10,649

Total	¥411,536	¥160,080	¥4,245	¥269,808	¥845,669

	Millions of yen
	March 31, 2013
	AAA-BBB	BB-CCC	CC-D	Others(1)	Total
Secured loans at banks	¥105,199	¥30,826	¥—	¥33,208	¥169,233
Unsecured loans at banks	93,266	1,103	6	—	94,375
Short-term secured margin loans	—	—	—	288,574	288,574
Secured inter-bank money market loans	1,968	—	—	—	1,968
Unsecured inter-bank money market loans	75,000	—	—	—	75,000
Secured corporate loans	220,189	164,205	7,969	3,570	395,933
Unsecured corporate loans	—	26,362	—	—	26,362
Advances to affiliated companies	6,781	527	—	5,068	12,376

Total	¥502,403	¥223,023	¥7,975	¥330,420	¥1,063,821

(1)	Relate to collateralized exposures where a specified ratio of LTV is maintained.

Leases (Tables)	12 Months Ended
Mar. 31, 2013
Lease deposits and rents received from NRI

The following table presents the lease deposits and rents received from NRI.

	Millions of yen
	As of or for the year ended March 31
	2011	2012	2013
Lease deposits	¥—	¥11,738	¥—
Rental income	—	3,848	4,272

Assets by type which Nomura leases under operating leases

The following table presents the types of assets which Nomura leases under operating leases.

	Millions of yen
	March 31, 2013
	Cost	Accumulated depreciation	Net carrying amount
Real estate(1)	¥3,426	¥(1,215)	¥2,211
Aircraft	17,872	(1,332)	16,540

Total	¥21,298	¥(2,547)	¥18,751

(1)	Cost, accumulated depreciation and net carrying amounts include amounts relating to real estate space utilized by Nomura.

Schedule of future minimum lease payments to be received on non-cancelable operating leases

The future minimum lease payments to be received on noncancelable operating leases as of March 31, 2013 was ¥7,187 million and this future minimum lease payments to be received are scheduled as below:

	Millions of yen
	Total	Years of receipt
		Less than 1 year	1 to 2 years	2 to 3 years	3 to 4 years	4 to 5 years	More than 5 years
Minimum lease payments to be received	¥7,187	¥1,350	¥1,239	¥1,166	¥581	¥490	¥2,361

Lease deposits and rents paid to NLB

The following table presents lease deposits and rents paid to NLB.

	Millions of yen
	As of or for the year ended March 31
	2011	2012	2013
Lease deposits	¥4,229	¥—	¥—
Rental expenses(1)	4,358	622	—

(1)	Rental expenses for the year ended March 31, 2012 were those paid to NLB for the period before NLB was consolidated.

Schedule of future minimum lease payments under non-cancelable operating leases with remaining terms exceeding one year

The following table presents the future minimum lease payments under non-cancelable operating leases with remaining terms exceeding one year as of March 31, 2013:

Millions of yen
March 31
2013
Total minimum lease payments	¥154,254
Less: Sublease rental income	(9,338)

Net minimum lease payments	¥144,916

Schedule of future minimum lease payments under non-cancelable operating leases

The future minimum lease payments above are scheduled as below as of March 31, 2013:

	Millions of yen
		Years of payment
	Total	Less than 1 year	1 to 2 years	2 to 3 years	3 to 4 years	4 to 5 years	More than 5 years
Minimum lease payments	¥154,254	¥17,801	¥16,503	¥14,393	¥11,200	¥10,585	¥83,772

Schedule of future minimum lease payments under capital leases with remaining terms exceeding one year

The following table presents the future minimum lease payments under capital leases as of March 31, 2013:

Millions of yen
March 31
2013
Total minimum lease payments	¥54,036
Less: Amount representing interest	(28,483)

Present value of net lease payments	¥25,553

Schedule of future minimum lease payments under capital leases

The future minimum lease payments above are scheduled as below as of March 31, 2013:

	Millions of yen
		Years of payment
	Total	Less than 1 year	1 to 2 years	2 to 3 years	3 to 4 years	4 to 5 years	More than 5 years
Minimum lease payments	¥54,036	¥497	¥405	¥2,992	¥3,511	¥3,454	¥43,177

Business combinations (Tables)	12 Months Ended
Mar. 31, 2013
Summary of fair value of assets acquired and liabilities assumed

The following table provides a summary of the fair value of the assets acquired and the liabilities assumed, as of the date of the Share Purchases.

Millions of yen
Assets:
Cash and cash deposits	¥78,634
Loans receivable(1)	54,023
Receivables from other than customers	12,865
Office buildings, land, equipment and facilities	715,683
Intangible assets(2)	60,048
Assets other than above(3)	1,290,121

Total assets	2,211,374

Liabilities:
Short-term borrowings	82,800
Long-term borrowings	952,932
Liabilities other than above	748,889

Total liabilities	1,784,621

Equity attributable to NHI shareholders	120,962

Noncontrolling interests of NLB(4)	22,397

Noncontrolling interests attributable to other than shareholders of NLB(5)	283,394

Acquisition costs and fair value of previously held equity investments	75,999

Goodwill	¥(44,963)

(1)	Valuation is based on the difference between the gross contractual amounts receivable of ¥54,131 million and the estimate of the contractual cash flows not expected to be collected of ¥108 million.
(2)	Includes finite-lived intangible assets related to client contracts and lease agreements which are amortized based on a weighted-average amortization period of nine years with no estimated residual value.
(3)	Includes real estate classified as held for sale.
(4)	Valuation is based on the acquisition cost of the Share Purchases.
(5)	Valuation is based on either the market value or the net asset value as of the date of acquisition.

Summary of pro-forma financial information

The following selected (unaudited) pro-forma financial information presents revenue and net income (loss) amounts as if the Share Purchases occurred on April 1, 2010.

	Millions of yen, except per share data
	Year ended March 31
	2011	2012
Total revenue	¥2,011,241	¥1,892,851
Net income (loss) attributable to NHI shareholders	¥58,533	¥(13,951)
Basic net income (loss) attributable to NHI shareholders per share	16.13	(3.83)
Diluted net income (loss) attributable to NHI shareholders per share	16.06	(3.83)

Other assets-Other / Other liabilities (Tables)	12 Months Ended
Mar. 31, 2013
Schedule of Other assets-Other and Other liabilities

The following table presents Other assets-Other and Other liabilities in the consolidated balance sheets by type.

	Millions of yen
	March 31
	2012		2013
Other assets—Other:
Securities received as collateral	¥92,743		¥47,739
Goodwill and other intangible assets	160,227		115,661
Deferred tax assets	201,244		145,602
Investments in equity securities for other than operating purposes(1)	113,006		71,813
Other	907,903	(2)	221,344

Total	¥1,475,123		¥602,159

Other liabilities:
Obligation to return securities received as collateral	¥92,743		¥47,739
Accrued income taxes	16,169		56,353
Other accrued expenses and provisions	378,957		402,192
Other(3)	678,032		471,879

Total	¥1,165,901		¥978,163

(1)	Includes marketable and non-marketable equity securities held for other than trading or operating purposes.

These investments were comprised of listed equity securities and unlisted equity securities of ¥58,460 million and ¥54,546 million respectively, as of March 31, 2012, and ¥50,930 million and ¥20,883 million respectively, as of March 31, 2013. These securities are carried at fair value, with changes in fair value recognized within Revenue—other in the consolidated statements of income.

(2)	Includes real estate classified as held for sale which is carried at the lower of net book value or fair value less cost to sell. For the year ended March 31, 2013, Nomura recognized losses of ¥32,019 million within Non-interest expenses—Other for real estate classified as held for sale were fair value less cost to sell is lower than net book value. As a result, Net income attributable to NHI shareholders for the year ended March 31, 2013 decreased by ¥4,241 million.
(3)	Includes liabilities relating to the investment contracts which were underwritten by Nomura’s insurance subsidiary. As of March 31, 2012 and 2013, carrying values were ¥292,120 million and ¥281,864 million, respectively, and estimated fair values were ¥294,242 million and ¥285,914 million, respectively. Fair value is estimated by discounting future cash flows and using valuation inputs which would be generally classified in Level 3 of the fair value hierarchy.

Schedule of changes in goodwill within Other assets-Other

Changes in goodwill, which are reported in the consolidated balance sheets within Other assets—Other, are as follows.

	Millions of yen
	Year ended March 31
	2012		2013
Balance at beginning of year	¥70,223		¥74,034
Increases due to business combinations	4,898	(4)	—
Impairment	—		(8,293	)(1)
Other(2)	(1,087)		8,501

Balance at end of year(3)	¥74,034		¥74,242

(1)	For the year ended March 31, 2013, Nomura recognized a goodwill impairment loss relating to the Wholesale segment of ¥8,293 million which was reported within Non-interest expenses—Other in the consolidated statements of income, due to a decline in fair value of a reporting unit in the Wholesale segment caused by the prolonged economic downturn. The fair value was determined based on DCF.
(2)	Includes currency translation adjustments as of March 31, 2012 and 2013 of ¥(1,083) million and 8,501 million, respectively.
(3)	The amounts attributable to the Wholesale segment as of March 31, 2012 and 2013 were ¥68,718 million and ¥68,218 million, respectively. The amounts attributable to Other as of March 31, 2012 and 2013 were ¥5,316 million and ¥6,024 million, respectively.
(4)	Relates to GE Capital Finance (China) Co., Ltd which is a subsidiary of Nomura Bank International plc.

Schedule of intangible assets subject to amortization

Intangible assets subject to amortization as of March 31, 2012 and 2013 are shown below.

	Millions of yen
	March 31, 2012			March 31, 2013
	Gross carrying amount	Accumulated amortization	Net carrying amount	Gross carrying amount	Accumulated amortization	Net carrying amount
Client relationships	¥88,733	¥(34,947)	¥53,786	¥62,586	¥(30,187)	¥32,399
Lease agreements	16,500	(1,445)	15,055	—	—	—
Other	1,126	(383)	743	644	(180)	464

Total	¥106,359	¥(36,775)	¥69,584	¥63,230	¥(30,367)	¥32,863

Estimated amortization expenses for next five years	Estimated amortization expenses for the next five years are shown below.

Millions of yen
Year ending March 31	Estimated amortization expense
2014	¥5,739
2015	5,739
2016	5,162
2017	4,880
2018	4,793

Borrowings (Tables)	12 Months Ended
Mar. 31, 2013
Short-term and long-term borrowings

Short-term and long-term borrowings of Nomura as of March 31, 2012 and 2013 are shown below.

	Millions of yen
	March 31
	2012	2013
Short-term borrowings(1):
Commercial paper	¥315,579	¥296,656
Bank borrowings	743,119	344,983
Other	126,915	96,806

Total	¥1,185,613	¥738,445

Long-term borrowings:
Long-term borrowings from banks and other financial institutions(2)	¥3,494,323	¥2,631,019
Bonds and notes issued(3):
Fixed-rate obligations:
Japanese yen denominated	1,124,504	1,303,757
Non-Japanese yen denominated	860,975	1,079,275
Floating-rate obligations:
Japanese yen denominated	788,224	390,261
Non-Japanese yen denominated	117,121	69,286
Index / Equity-linked obligations:
Japanese yen denominated	1,241,950	1,296,966
Non-Japanese yen denominated	654,775	644,414

	4,787,549	4,783,959

Subtotal	8,281,872	7,414,978

Trading balances of secured borrowings	222,968	177,390

Total	¥8,504,840	¥7,592,368

(1)	Includes secured borrowings of ¥8,647 million as of March 31, 2012 and ¥13,779 million as of March 31, 2013.
(2)	Includes secured borrowings of ¥224,543 million as of March 31, 2012 and ¥3,039 million as of March 31, 2013.
(3)	Includes secured borrowings of ¥757,018 million as of March 31, 2012 and ¥458,342 million as of March 31, 2013.

Long-term borrowings

Long-term borrowings consisted of the following:

	Millions of yen
	March 31
	2012	2013
Debt issued by the Company	¥3,178,278	¥3,509,117
Debt issued by subsidiaries—guaranteed by the Company	2,076,721	2,207,268
Debt issued by subsidiaries—not guaranteed by the Company(1)	3,249,841	1,875,983

Total	¥8,504,840	¥7,592,368

(1)	Includes trading balances of secured borrowings.

Effective weighted-average interest rates of borrowings

Following table presents the effective weighted-average interest rates of borrowings, including the effect of fair value hedges as of March 31, 2012 and 2013.

	March 31
	2012	2013
Short-term borrowings	0.43%	0.61%
Long-term borrowings	1.34%	1.71%
Fixed-rate obligations	2.04%	2.39%
Floating-rate obligations	0.90%	0.91%
Index / Equity-linked obligations	1.22%	1.72%

Maturities of long-term borrowings

The following table presents the aggregate annual maturities of long-term borrowings, including adjustments related to fair value hedges and liabilities measured at fair value, as of March 31, 2013:

Year ending March 31	Millions of yen
2014	¥701,517
2015	1,320,270
2016	1,140,710
2017	693,281
2018	805,937
2019 and thereafter	2,753,263

Subtotal	7,414,978

Trading balances of secured borrowings	177,390

Total	¥7,592,368

Earnings per share (Tables)	12 Months Ended
Mar. 31, 2013
Summary of amounts and numbers used in calculation of net income attributable to NHI shareholders per share (basic and diluted)

A reconciliation of the amounts and the numbers used in the calculation of net income attributable to NHI shareholders per share (basic and diluted) is as follows.

	Millions of yen except per share data presented in yen
	Year ended March 31
	2011	2012	2013
Basic—
Net income attributable to NHI shareholders	¥28,661	¥11,583	¥107,234

Weighted average number of shares outstanding	3,627,798,587	3,643,481,439	3,692,795,953

Net income attributable to NHI shareholders per share	¥7.90	¥3.18	¥29.04

Diluted—
Net income attributable to NHI shareholders	¥28,642	¥11,561	¥107,181

Weighted average number of shares outstanding	3,642,689,381	3,680,124,235	3,777,360,671

Net income attributable to NHI shareholders per share	¥7.86	¥3.14	¥28.37

Employee benefit plans (Tables)	12 Months Ended
Mar. 31, 2013
Net periodic benefit cost of defined benefit plans

The net periodic benefit cost of the defined benefit plans includes the following components. Nomura’s measurement date is March 31 for its defined benefit plans for Japanese entities.

Japanese entities’ plans—

	Millions of yen
	Year ended March 31
	2011	2012	2013
Service cost	¥9,328	¥9,016	¥9,322
Interest cost	4,480	4,649	4,302
Expected return on plan assets	(3,182)	(3,262)	(4,072)
Amortization of net actuarial losses	3,088	3,687	3,630
Amortization of prior service cost	(1,148)	(1,479)	(1,545)

Net periodic benefit cost	¥12,566	¥12,611	¥11,637

Reconciliation of changes in projected benefit obligation and fair value of plan assets

The following table presents a reconciliation of the changes in projected benefit obligation (“PBO”) and the fair value of plan assets, as well as a summary of the funded status.

Japanese entities’ plans—

	Millions of yen
	As of or for the year ended March 31
	2012	2013
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	¥213,653	¥242,490
Service cost	9,016	9,322
Interest cost	4,649	4,302
Actuarial gain	9,415	14,874
Benefits paid	(14,785)	(9,805)
Acquisition, divestitures and other	20,542 (1)	(26,784	)(2)

Projected benefit obligation at end of year	¥242,490	¥234,399

Change in plan assets:
Fair value of plan assets at beginning of year	¥120,727	¥159,652
Actual return on plan assets	6,696	20,915
Employer contributions	32,291	31,083
Benefits paid	(8,114)	(8,362)
Acquisition and divestitures	8,052 (1)	(11,614	)(2)

Fair value of plan assets at end of year	¥159,652	¥191,674

Funded status at end of year	(82,838)	(42,725)

Amounts recognized in the consolidated balance sheets	¥(82,838)	¥(42,725)

(1)	Increased mainly because of a business combination during the period.
(2)	Decreased mainly because of a deconsolidation during the period.

Projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with ABO and PBO in excess of plan assets

PBO, ABO, and fair value of plan assets for pension plans with ABO and PBO in excess of plan assets as of March 31, 2012 and 2013 are set forth in the tables below.

Japanese entities’ plans—

	Millions of yen
	March 31
	2012	2013
Plans with ABO in excess of plan assets:
PBO	¥242,490	¥234,399
ABO	238,614	231,321
Fair value of plan assets	159,652	191,674
Plans with PBO in excess of plan assets:
PBO	¥242,490	¥234,399
ABO	238,614	231,321
Fair value of plan assets	159,652	191,674

Amounts in accumulated other comprehensive income, pre-tax, that have not yet been recognized as components of net periodic benefit cost

Amounts in accumulated other comprehensive income, pre-tax, that have not yet been recognized as components of net periodic benefit cost consist of as follows.

Japanese entities’ plans—

Millions of yen
For the year ended March 31, 2013
Net actuarial loss	¥62,837
Net prior service cost	(11,798)

Total	¥51,039

Amounts in accumulated other comprehensive income, pre-tax, expected to be recognized as components of net periodic benefit cost over next fiscal year

Amounts in accumulated other comprehensive income, pre-tax, expected to be recognized as components of net periodic benefit cost over the next fiscal year are as follows.

Japanese entities’ plans—

Millions of yen
For the year ending March 31, 2014
Net actuarial loss	¥2,653
Net prior service cost	(1,165)

Total	¥1,488

Schedule of weighted-average assumptions used to determine PBO

The following table presents the weighted-average assumptions used to determine projected benefit obligations at year end.

Japanese entities’ plans—

	March 31
	2012	2013
Discount rate	1.8%	1.5%
Rate of increase in compensation levels	2.8%	2.5%

Weighted-average assumptions used to determine net periodic benefit costs

The following table presents the weighted-average assumptions used to determine Japanese entities’ plans net periodic benefit costs for the year.

	Year ended March 31
	2011	2012	2013
Discount rate	2.1%	1.8%	1.5%
Rate of increase in compensation levels	2.5%	2.8%	2.5%
Expected long-term rate of return on plan assets	2.6%	2.6%	2.6%

Information about plan assets at fair value

The following tables present information about the fair value of plan assets as of March 31, 2012 and March 31 2013 within the fair value hierarchy.

For details of the levels of inputs used to measure the fair value of plan assets, see Note 2 “Fair value measurements”.

Japanese entities’ plans—

	Millions of yen
	March 31, 2012
	Level 1	Level 2	Level 3	Balance as of March 31, 2012
Pension plan assets:
Equities	¥27,230	¥—	¥—	¥27,230
Private equity	—	—	9,802	9,802
Japanese government securities	59,867	—	—	59,867
Japanese agency and municipal securities	—	219	—	219
Foreign government securities	757	—	—	757
Bank and corporate debt securities	—	4,011	—	4,011
Investment trust funds and other(1)	—	13,983	12,434	26,417
Life insurance company general accounts	—	23,501	—	23,501
Other assets	—	7,848	—	7,848

Total	¥87,854	¥49,562	¥22,236	¥159,652

	Millions of yen
	March 31, 2013
	Level 1	Level 2	Level 3	Balance as of March 31, 2013
Pension plan assets:
Equities	¥30,568	¥—	¥—	¥30,568
Private equity	—	—	12,323	12,323
Japanese government securities	74,243	—	—	74,243
Bank and corporate debt securities	—	3,667	—	3,667
Investment trust funds and other(1)	—	19,586	15,035	34,621
Life insurance company general accounts	—	26,448	—	26,448
Other assets	—	9,804	—	9,804

Total	¥104,811	¥59,505	¥27,358	¥191,674

(1)	Includes hedge funds and real estate funds.

Information about plan assets for which Level 3 inputs are utilized to determine fair value

The following tables present information about the plan assets for which Nomura has utilized significant Level 3 valuation inputs to estimate fair value.

Japanese entities’ plans—

	Millions of yen
	Year ended March 31, 2012
	Balance as of April 1, 2011	Unrealized and realized gains / loss	Purchases / sales and other settlement	Net transfers in / (out of) Level 3	Balance as of March 31, 2012
Private equity	¥838	¥974	¥7,990	¥—	¥9,802
Investment trust funds and other	8,807	(353)	3,980	—	12,434

Total	¥9,645	¥621	¥11,970	¥—	¥22,236

	Millions of yen
	Year ended March 31, 2013
	Balance as of April 1, 2012	Unrealized and realized gains / loss	Purchases / sales and other settlement	Net transfers in / (out of) Level 3	Balance as of March 31, 2013
Private equity	¥9,802	¥2,479	¥42	¥—	¥12,323
Investment trust funds and other	12,434	1,131	1,470	—	15,035

Total	¥22,236	¥3,610	¥1,512	¥—	¥27,358

Expected benefit payments

Expected benefit payments for the next five fiscal years and in aggregate for the five fiscal years thereafter are as follows.

Japanese entities’ plans—

Year ending March 31	Millions of yen
2014	¥9,284
2015	9,558
2016	10,193
2017	10,214
2018	10,655
2019-2023	53,891

Deferred compensation plans (Tables)	12 Months Ended
Mar. 31, 2013
SAR Plan A, Weighted-average assumptions

The weighted-average assumptions used in each of the years were as follows:

	Year ended March 31
	2011	2012	2013
Expected volatility	40.51%	41.78%	43.11%
Expected dividends yield	1.73%	3.31%	2.12%
Expected lives (in years)	6	6	7
Risk-free interest rate	0.76%	0.63%	0.45%

Activity relating to SAR Plan A

The following table presents activity relating to SAR Plan A awards for the year ended March 31, 2013:

	Outstanding (number of shares)	Weighted-average exercise price	Weighted-average remaining life until expiry (years)
Outstanding as of March 31, 2012	15,354,300	¥988	3.9
Granted	2,857,000	298
Exercised	(18,000)	478
Forfeited	(171,000)	896
Expired	(1,476,800)	1,120

Outstanding as of March 31, 2013	16,545,500	¥848	3.8

Exercisable as of March 31, 2013	10,880,700	¥1,134	2.7

Activity relating to SAR Plan B

The following table presents activity relating to SAR Plan B awards for the year ended March 31, 2013:

	Outstanding (number of shares)	Weighted-Average grant date fair value per share	Weighted-average remaining life until expiry (years)
Outstanding as of March 31, 2012	114,375,600	¥544	5.6
Granted	55,589,300	298
Exercised	(47,317,900)	584
Forfeited	(5,103,600)	378

Outstanding as of March 31, 2013	117,543,400	¥419	5.7

Exercisable as of March 31, 2013	15,856,000	¥714	4.1

Activity related to NSUs and CSUs

The following table presents activity related to NSUs and CSUs for the year ended March 31, 2013:

	NSUs			CSUs
	Outstanding (number of units)	Stock price		Outstanding (number of units)	Stock price
Outstanding as of March 31, 2012	68,410,978	¥373		33,096,488	¥373
Granted	38,795,388	308	(1)	75,425,312	260	(1)
Vested	(39,569,233)	355	(2)	(32,433,846)	338	(2)
Forfeited	(5,105,557)			(5,351,130)

Outstanding as of March 31, 2013	62,531,576	¥583	(3)	70,736,824	¥316	(3)

(1)	Weighted-average price of the Company’s common stock used to determine number of awards granted
(2)	Weighted-average price of the Company’s common stock used to determine the final cash settlement amount of the awards
(3)	The price of the Company’s common stock used to remeasure the fair value of the remaining outstanding unvested awards as of March 31, 2013

Activity related to MYPD awards

The following table presents activity relating to MYPD awards for the year ended March 31, 2013:

	Outstanding (number of shares)(2)	Stock price
Granted	28,697,850	¥298	(1)
Forfeited	(1,542,900)	298

Outstanding as of March 31, 2013	27,154,950	¥298

(1)	Weighted-average price of the Company’s common stock used to determine number of awards granted during the year.
(2)	Based on the probable number of SARs which will be issued on conversion of notional performance units at the end of the performance period.

Activity relating to NIUs

The following table presents activity relating to NIUs for the year ended March 31, 2013:

	Outstanding (number of units)	Index price(1)
Outstanding as of March 31, 2012	36,871,138	$3,320
Granted	46,783,794	2,982	(2)
Vested	(29,201,184)	3,398	(3)
Forfeited	(4,692,807)

Outstanding as of March 31, 2013	49,760,941	$3,674	(4)

(1)	The price of each unit is determined using 1/1000th of the index price.
(2)	Weighted-average index price used to determine number of awards granted.
(3)	Weighted-average index price used to determine the final cash settlement amount of the awards.
(4)	Index price used to remeasure the total fair value of the remaining outstanding unvested awards as of March 31, 2013.

Income taxes (Tables)	12 Months Ended
Mar. 31, 2013
Components of income tax expense

The components of income tax expense reflected in the consolidated statements of income are as follows.

	Millions of yen
	Year ended March 31
	2011	2012	2013
Current:
Domestic	¥175	¥13,481	¥71,918
Foreign	5,956	7,650	6,164

Subtotal	6,131	21,131	78,082

Deferred:
Domestic	56,194	34,274	55,257
Foreign	(995)	3,498	(1,300)

Subtotal	55,199	37,772	53,957

Total	¥61,330	¥58,903	¥132,039

Effective income tax rate reflected in consolidated statements of income

The following table presents a reconciliation of the effective income tax rate reflected in the consolidated statements of income to Nomura’s effective statutory tax rate for the years ended March 31, 2011, 2012 and 2013.

	Year ended March 31
	2011	2012	2013
Our effective statutory tax rate	41.0%	41.0%	38.0%
Impact of:
Changes in deferred tax valuation allowance	1.6	(22.5)	(0.7)
Taxable items to be added on financial profit	5.3	3.8	1.5
Non-deductible expenses	16.6	23.3	12.9
Non-taxable revenue	(8.4)	(29.7)	(9.3)
Dividends from foreign subsidiaries	0.0	0.9	0.2
Tax effect of undistributed earnings of foreign subsidiaries	(0.0)	(1.1)	0.2
Different tax rate applicable to income (loss) of foreign subsidiaries	10.8	14.1	10.0
Effect of changes in domestic tax laws	—	45.7	0.9
Expiration of loss carryforwards	1.3	2.8	1.3
Tax benefit recognized on the devaluation of investment in subsidiaries and affiliates	(1.3)	(8.8)	—
Other	(1.1)	(0.2)	0.5

Effective tax rate	65.8%	69.3%	55.5%

Details of deferred tax assets and liabilities

Details of deferred tax assets and liabilities are as follows.

	Millions of yen
	March 31
	2012	2013
Deferred tax assets
Depreciation, amortization and valuation of fixed assets	¥70,406	¥10,043
Investments in subsidiaries and affiliates	177,522	177,175
Valuation of financial instruments	197,961	146,800
Accrued pension and severance costs	34,291	17,999
Other accrued expenses and provisions	84,628	106,436
Operating losses	313,245	341,177
Other	20,034	5,228

Gross deferred tax assets	898,087	804,858
Less—Valuation allowance	(490,986)	(522,220)

Total deferred tax assets	407,101	282,638

Deferred tax liabilities
Investments in subsidiaries and affiliates	78,262	88,631
Valuation of financial instruments	56,732	53,367
Undistributed earnings of foreign subsidiaries	3,167	2,960
Valuation of fixed assets	117,112	21,950
Other	14,077	4,210

Total deferred tax liabilities	269,350	171,118

Net deferred tax assets	¥137,751	¥111,520

Changes in valuation allowance for deferred tax assets

The allowances against deferred tax assets are determined based on a review of future realizable value. Changes in the valuation allowance for deferred tax assets are shown below.

	Millions of yen
	Year ended March 31
	2011		2012		2013
Balance at beginning of year	¥501,554		¥461,966		¥490,986
Net change during the year	(39,588	)(1)	29,020	(2)	31,234	(3)

Balance at end of year	¥461,966		¥490,986		¥522,220

(1)	Includes negative ¥33,523 million related to foreign subsidiaries which is mainly due to an effect of utilized loss carryforwards in certain U.S. subsidiaries, negative ¥2,657 million and negative ¥3,408 million related to Japanese subsidiaries and the Company, respectively, which is due mainly to a result of a review of future realizable value for the deferred tax assets previously recorded. In total, ¥39,588 million of allowances decreased for the year ended March 31, 2011.
(2)	Includes ¥24,715 million related to foreign subsidiaries which is mainly due to an increase in non-recoverability of losses in certain foreign subsidiaries, ¥20,014 million related to Japanese subsidiaries which is mainly due to the effect of the conversion of Nomura Land and Building Co., Ltd. into a subsidiary of Nomura Holdings, Inc., and negative ¥15,709 million related to the Company which is due mainly to the decrease of allowance for the deferred tax assets previously recorded. In total, ¥29,020 million of allowances increased for the year ended March 31, 2012.
(3)	Includes ¥52,862 million related to foreign subsidiaries which is mainly due to an increase in non-recoverability of losses in certain foreign subsidiaries, negative ¥22,903 million related to the de-consolidation of Nomura Real Estate Holdings into an equity method affiliate, and ¥1,275 million related to Japanese subsidiaries and the Company, which is determined based on a review of future realizable value. In total, ¥31,234 million of allowances increased for the year ended March 31, 2013.

Summarizes major jurisdictions subject to examination

Under Hong Kong Special Administrative Region (“Hong Kong”) tax law, the statute of limitation does not apply if the entity records a tax loss, thus not stated in below table.

Jurisdiction	Year
Japan	2008	(1)
U.K.	2012
U.S.	2009

(1)	For transfer pricing, the earliest year in which Nomura remains subject to examinations is 2007.

Shareholders' equity (Tables)	12 Months Ended
Mar. 31, 2013
Changes in shares of common stock outstanding

Changes in shares of common stock outstanding are shown below.

	Shares
	Year ended March 31
	2011	2012	2013
Number of shares outstanding at beginning of year	3,669,044,614	3,600,886,932	3,663,483,895
New issue	—	103,429,360	—

Common stock held in treasury:
Repurchases of common stock	(75,030,934)	(50,093,031)	(19,209)
Sales of common stock	2,409	1,530	601
Common stock issued to employees	6,870,600	9,271,600	47,335,900
Other net change in treasury stock	243	(12,496)	159,065

Number of shares outstanding at end of year	3,600,886,932	3,663,483,895	3,710,960,252

Affiliated companies and other equity-method investees (Tables)	12 Months Ended
Mar. 31, 2013
Summary of financial information for subsidiaries

A summary of financial information for JAFCO, NRI, NLB and NREH is as follows.

	Millions of yen
	March 31
	2012(1)	2013(1)(3)
Total assets	¥564,086	¥2,307,795
Total liabilities	200,020	1,551,699

	Millions of yen
	Year ended March 31
	2011	2012(2)	2013(3)
Net revenues	¥590,985	¥161,209	¥143,193
Non-interest expenses	535,564	105,520	69,899
Net income attributable to the companies	29,392	31,007	48,706

(1)	NLB’s assets and liabilities are not included because it was not an affiliated company of Nomura as of March 31, 2012 and 2013.
(2)	For NLB, financial information while it was an affiliated company of Nomura is included.
(3)	NREH is accounted for by the equity method from March 2013. NREH’s assets and liabilities are included however Net revenues, Non-interest expenses and Net income attributable to NREH are not included.

A summary of financial information for Fortress is as follows.

	Millions of yen
	March 31
	2012(1)	2013(1)
Total assets	¥184,650	¥203,332
Total liabilities	96,312	88,881

	Millions of yen
	Year ended March 31
	2011(1)	2012(1)	2013(1)
Net revenues	¥89,710	¥73,306	¥95,356
Non-interest expenses	154,161	166,006	73,956
Net income (loss) attributable to the company	(24,400)	(36,994)	6,487

(1)	Financial information for Fortress is as of its fiscal years ended December 31, 2010, 2011 and 2012, respectively. Nomura recognizes its share of Fortress’s earnings on a three-month lag.

Summary of balances and transactions with affiliated companies and other equity-method investees

A summary of balances and transactions with affiliated companies and other equity-method investees, except for lease transactions with NLB and NRI, which are disclosed in Note 10 “Leases”, is presented below.

	Millions of yen
	March 31
	2012	2013
Investments in affiliated companies	¥183,305	¥333,329
Advances to affiliated companies	10,649	12,376
Other receivables from affiliated companies	5,160	8,856
Other payables to affiliated companies	5,643	4,270

	Millions of yen
	Year ended March 31
	2011	2012	2013
Revenues	¥3,056	¥5,635	¥7,418
Non-interest expenses	52,796	49,810	48,755
Purchase of software, securities and tangible assets	20,945	22,904	55,099

Summary of aggregate carrying amount and fair value of investments in affiliated companies and other equity-method investees

The aggregate carrying amount and fair value of investments in affiliated companies and other equity-method investees for which a quoted market price is available are as follows.

	Millions of yen
	March 31
	2012	2013
Carrying amount	¥172,647	¥322,747
Fair value	208,827	404,967

Commitments, contingencies and guarantees (Tables)	12 Months Ended
Mar. 31, 2013
Commitments outstanding

The following table presents a summary of the key types of outstanding commitments provided by Nomura as of March 31, 2012 and 2013.

	Millions of yen
	March 31
	2012	2013
Commitments to extend credit	¥332,009	¥369,988
Commitments to invest in partnerships	28,825	29,974
Commitments to purchase aircraft	52,411	30,143

Maturities of commitments

As of March 31, 2013, these commitments had the following maturities:

	Millions of yen
	Total contractual amount	Years to maturity
		Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Commitments to extend credit	¥369,988	¥55,459	¥74,810	¥126,139	¥113,580
Commitments to invest in partnerships	29,974	375	17,702	1,503	10,394
Commitments to purchase aircraft	30,143	21,141	9,002	—	—

Information on derivative contracts and standby letters of credit and other guarantees

The following table presents information on Nomura’s derivative contracts that could meet the accounting definition of a guarantee and standby letters of credit and other guarantees.

	Millions of yen
	March 31
	2012		2013
	Carrying value	Maximum potential payout / Notional total	Carrying value	Maximum potential payout / Notional total
Derivative contracts(1)(2)	¥3,997,315	¥107,572,427	¥4,510,650	¥123,980,481
Standby letters of credit and other guarantees(3)	264	21,674	277	9,084

(1)	Credit derivatives are disclosed in Note 3 “Derivative instruments and hedging activities” and are excluded from derivative contracts.
(2)	Derivative contracts primarily consist of equity, interest rate and foreign exchange contracts.
(3)	Collateral held in connection with standby letters of credit and other guarantees as of March 31, 2012 was ¥6,377 million and as of March 31, 2013 is ¥6,374 million.

Maturity information on derivative contracts and standby letters of credit and other guarantees

The following table presents maturity information on Nomura’s derivative contracts that could meet the accounting definition of a guarantee and standby letters of credit and other guarantees as of March 31, 2013.

	Millions of yen
		Maximum potential payout/Notional
			Years to Maturity
	Carrying value	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Derivative contracts	¥4,510,650	¥123,980,481	¥39,561,164	¥31,284,453	¥13,333,026	¥39,801,838
Standby letters of credit and other guarantees	277	9,084	8	319	668	8,089

Segment and geographic information (Tables)	12 Months Ended
Mar. 31, 2013
Net interest revenue

	Millions of yen
	Retail	Asset Management	Wholesale	Other (Incl. elimination)	Total
Year ended March 31, 2011
Non-interest revenue	¥389,404	¥62,670	¥532,527	¥71,684	¥1,056,285
Net interest revenue	3,029	3,865	93,607	(9,192)	91,309

Net revenue	392,433	66,535	626,134	62,492	1,147,594
Non-interest expenses	291,245	46,513	622,000	77,685	1,037,443

Income (loss) before income taxes	¥101,188	¥20,022	¥4,134	¥(15,193)	¥110,151

Year ended March 31, 2012
Non-interest revenue	¥347,385	¥63,022	¥428,738	¥572,918	¥1,412,063
Net interest revenue	2,873	2,778	126,311	(11,973)	119,989

Net revenue	350,258	65,800	555,049	560,945	1,532,052
Non-interest expenses	287,128	45,281	592,701	525,792	1,450,902

Income (loss) before income taxes	¥63,130	¥20,519	¥(37,652)	¥35,153	¥81,150

Year ended March 31, 2013
Non-interest revenue	¥394,294	¥66,489	¥491,773	¥695,695	¥1,648,251
Net interest revenue	3,631	2,448	153,083	(31,467)	127,695

Net revenue	397,925	68,937	644,856	664,228	1,775,946
Non-interest expenses	297,297	47,768	573,199	657,637	1,575,901

Income (loss) before income taxes	¥100,628	¥21,169	¥71,657	¥6,591	¥200,045

Major components of income (loss) before income taxes in "Other"

The following table presents the major components of income (loss) before income taxes in “Other.”

	Millions of yen
	Year ended March 31
	2011	2012	2013
Net gain related to economic hedging transactions	¥2,290	¥8,372	¥989
Realized gain on investments in equity securities held for operating purposes	219	198	1,001
Equity in earnings of affiliates	8,996	10,613	14,401
Corporate items(1)(3)	(34,476)	(32,129)	17,652
Other(2) (3)	7,778	48,099	(27,452)

Total(3)	¥(15,193)	¥35,153	¥6,591

(1)	Includes the gain due to the business combination with NLB in Corporate items during the year ended March 31, 2012.
(2)	Includes the impact of Nomura’s own creditworthiness.
(3)	In accordance with the realignment in April 2012, certain prior period amounts of Wholesale and “Other” have been reclassified to conform to the current period presentation.

Reconciliation of combined business segments' results included in preceding table to reported net revenue, non-interest expenses and income (loss) before income taxes

The table below presents a reconciliation of the combined business segments’ results included in the preceding table to Nomura’s reported Net revenue, Non-interest expenses and Income before income taxes in the consolidated statements of income.

	Millions of yen
	Year ended March 31
	2011	2012	2013
Net revenue	¥1,147,594	¥1,532,052	¥1,775,946
Unrealized gain (loss) on investments in equity securities held for operating purposes	(16,896)	3,807	37,685

Consolidated net revenue	¥1,130,698	¥1,535,859	¥1,813,631

Non-interest expenses	¥1,037,443	¥1,450,902	¥1,575,901
Unrealized gain (loss) on investments in equity securities held for operating purposes	—	—	—

Consolidated non-interest expenses	¥1,037,443	¥1,450,902	¥1,575,901

Income before income taxes	¥110,151	¥81,150	¥200,045
Unrealized gain (loss) on investments in equity securities held for operating purposes	(16,896)	3,807	37,685

Consolidated income before income taxes	¥93,255	¥84,957	¥237,730

Geographic allocation of net revenue and income (loss) before income taxes from operations by geographic areas, and long-lived assets

The tables below present a geographic allocation of net revenue and income (loss) before income taxes from operations by geographic areas, and long-lived assets associated with Nomura’s operations. Net revenue in “Americas” and “Europe” substantially represents Nomura’s operations in the U.S. and the U.K., respectively. Net revenue and long-lived assets have been allocated based on transactions with external customers while income (loss) before income taxes has been allocated based on the inclusion of intersegment transactions.

	Millions of yen
	Year ended March 31
	2011	2012	2013
Net revenue(1):
Americas	¥168,889	¥143,350	¥208,962
Europe	257,135	195,826	172,761
Asia and Oceania	44,474	34,819	43,265

Subtotal	470,498	373,995	424,988
Japan	660,200	1,161,864	1,388,643

Consolidated	¥1,130,698	¥1,535,859	¥1,813,631

Income (loss) before income taxes:
Americas	¥4,410	¥(24,612)	¥25,730
Europe	(43,627)	(91,544)	(93,099)
Asia and Oceania	(16,296)	(12,937)	(12,063)

Subtotal	(55,513)	(129,093)	(79,432)
Japan	148,768	214,050	317,162

Consolidated	¥93,255	¥84,957	¥237,730

	March 31
	2011	2012	2013
Long-lived assets:
Americas	¥91,295	¥94,698	¥118,302
Europe	115,352	114,195	111,381
Asia and Oceania	31,642	23,892	20,471

Subtotal	238,289	232,785	250,154
Japan	270,945	973,711	294,002

Consolidated	¥509,234	¥1,206,496	¥544,156

(1)	There is no revenue derived from transactions with a single major external customer.

Summary of accounting policies - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013 Segment	Mar. 31, 2012	Mar. 31, 2011
Accounting Policy [Line Items]
Number business segments	3
Securities derecognized from the consolidated balance sheets		¥ 39,797
Amounts of securities available for sale derecognized from balance sheet		1,930
Net unamortized deferred fees and costs	406	552
Receivables from other than customers	258,604
Payables to brokers and dealers		396,116
Depreciation and amortization	91,493	100,572	75,587
Non-cash impairment charges	5,455	3,135	1,532
Investments in equity securities	123,490	88,187
Maximum [Member]
Accounting Policy [Line Items]
Ownership percentage	50.00%
Minimum [Member]
Accounting Policy [Line Items]
Ownership percentage	20.00%
Information processing and communications [Member]
Accounting Policy [Line Items]
Depreciation and amortization	55,992	54,083	52,455
Occupancy and related depreciation [Member]
Accounting Policy [Line Items]
Depreciation and amortization	35,501	46,489	23,132
Listed equity [Member]
Accounting Policy [Line Items]
Investments in equity securities	84,739	69,552
Unlisted equity [Member]
Accounting Policy [Line Items]
Investments in equity securities	¥ 38,751	¥ 18,635
Limited partnership [Member]
Accounting Policy [Line Items]
Ownership percentage	3.00%

Summary of accounting policies - Breakdown of Office Buildings, Land , Equipment and Facilities (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Property, Plant and Equipment [Line Items]
Office buildings, land, equipment and facilities	¥ 428,241	¥ 1,045,950
Land [Member]
Property, Plant and Equipment [Line Items]
Office buildings, land, equipment and facilities	93,800	594,146
Office buildings [Member]
Property, Plant and Equipment [Line Items]
Office buildings, land, equipment and facilities	104,320	235,995
Equipment and facilities [Member]
Property, Plant and Equipment [Line Items]
Office buildings, land, equipment and facilities	52,644	60,840
Software [Member]
Property, Plant and Equipment [Line Items]
Office buildings, land, equipment and facilities	161,469	141,069
Construction in progress [Member]
Property, Plant and Equipment [Line Items]
Office buildings, land, equipment and facilities	¥ 16,008	¥ 13,900

Summary of accounting policies - Schedule of Estimated Life of Significant Assets (Detail)	12 Months Ended
Mar. 31, 2013
Minimum [Member] | Office buildings [Member]
Property, Plant and Equipment [Line Items]
Estimated useful lives for significant assets, in years	5 years
Minimum [Member] | Equipment and facilities [Member]
Property, Plant and Equipment [Line Items]
Estimated useful lives for significant assets, in years	2 years
Maximum [Member] | Office buildings [Member]
Property, Plant and Equipment [Line Items]
Estimated useful lives for significant assets, in years	50 years
Maximum [Member] | Equipment and facilities [Member]
Property, Plant and Equipment [Line Items]
Estimated useful lives for significant assets, in years	20 years
Maximum [Member] | Software [Member]
Property, Plant and Equipment [Line Items]
Estimated useful lives for significant assets, in years	5 years

Fair value measurements - Fair Value of Financial Assets and Financial Liabilities Measured on Recurring Basis (Detail) (JPY ¥)	Mar. 31, 2013		Mar. 31, 2012
Assets:
Total derivative assets	¥ 27,575,000,000,000		¥ 23,752,000,000,000
Collateralized agreements	14,115,257,000,000		13,742,646,000,000
Other assets
Non-trading debt securities	920,611,000,000		862,758,000,000
Other	602,159,000,000		1,475,123,000,000
Liabilities:
Total derivative liabilities	27,458,000,000,000	[1]	23,649,000,000,000	[1],[2]
Short-term borrowings	77,036,000,000		153,497,000,000
Collateralized financing	15,409,383,000,000		12,519,274,000,000
Long-term borrowings	1,664,536,000,000		1,925,421,000,000
Level 1 [Member]
Assets:
Total trading assets and private equity investments	8,057,000,000,000	[3]	6,055,000,000,000	[3]
Total derivative assets	728,000,000,000	[4]	599,000,000,000	[4]
Subtotal, Assets	8,785,000,000,000		6,654,000,000,000
Loans and receivables
Collateralized agreements
Other assets
Non-trading debt securities	409,000,000,000		680,000,000,000
Other	172,000,000,000		216,000,000,000	[5]
Total assets, Fair value disclosure	9,366,000,000,000		7,550,000,000,000
Liabilities:
Total, Liabilities	5,740,000,000,000		5,046,000,000,000
Total derivative liabilities	830,000,000,000		630,000,000,000
Subtotal, Liabilities	6,570,000,000,000		5,676,000,000,000
Short-term borrowings
Payables and deposits
Collateralized financing
Long-term borrowings	114,000,000,000	[6],[7],[8]	154,000,000,000	[6],[7],[8]
Other liabilities	39,000,000,000	[9]	93,000,000,000	[9]
Total liabilities, Fair value disclosure	6,723,000,000,000		5,923,000,000,000
Level 1 [Member] | Equity contracts [Member]
Assets:
Total derivative assets	723,000,000,000	[4]	584,000,000,000	[4]
Liabilities:
Total derivative liabilities	827,000,000,000	[4]	617,000,000,000	[4]
Level 1 [Member] | Interest rate contracts [Member]
Assets:
Total derivative assets	4,000,000,000	[4]	14,000,000,000	[4]
Liabilities:
Total derivative liabilities	2,000,000,000	[4]	12,000,000,000	[4]
Level 1 [Member] | Credit contracts [Member]
Assets:
Total derivative assets	0	[4]	0	[4]
Liabilities:
Total derivative liabilities	0	[4]	0	[4]
Level 1 [Member] | Foreign exchange contracts [Member]
Assets:
Total derivative assets			0	[4]
Liabilities:
Total derivative liabilities	0	[4]	0	[4]
Level 1 [Member] | Commodity contracts [Member]
Assets:
Total derivative assets	1,000,000,000	[4]	1,000,000,000	[4]
Liabilities:
Total derivative liabilities	1,000,000,000	[4]	1,000,000,000	[4]
Level 1 [Member] | Trading liabilities [Member] | Equities [Member]
Liabilities:
Total, Liabilities	922,000,000,000		579,000,000,000
Level 1 [Member] | Trading liabilities [Member] | Japanese government securities [Member]
Liabilities:
Total, Liabilities	2,151,000,000,000		2,624,000,000,000
Level 1 [Member] | Trading liabilities [Member] | Foreign government, agency and municipal securities [Member]
Liabilities:
Total, Liabilities	2,627,000,000,000		1,800,000,000,000
Level 1 [Member] | Trading liabilities [Member] | Bank and corporate debt securities [Member]
Liabilities:
Total, Liabilities
Level 1 [Member] | Trading liabilities [Member] | Investment trust funds and other [Member]
Liabilities:
Total, Liabilities	40,000,000,000		43,000,000,000
Level 1 [Member] | Trading assets and private equity investments [Member] | Equities [Member]
Assets:
Total trading assets and private equity investments	1,008,000,000,000	[3],[5]	745,000,000,000	[3],[5]
Level 1 [Member] | Trading assets and private equity investments [Member] | Japanese government securities [Member]
Assets:
Total trading assets and private equity investments	3,331,000,000,000	[3]	2,143,000,000,000	[3]
Level 1 [Member] | Trading assets and private equity investments [Member] | Foreign government, agency and municipal securities [Member]
Assets:
Total trading assets and private equity investments	3,574,000,000,000	[3]	3,072,000,000,000	[3]
Level 1 [Member] | Trading assets and private equity investments [Member] | Investment trust funds and other [Member]
Assets:
Total trading assets and private equity investments	144,000,000,000	[3]	95,000,000,000	[3]
Level 2 [Member]
Assets:
Total trading assets and private equity investments	6,697,000,000,000	[3]	6,140,000,000,000	[3]
Total derivative assets	26,479,000,000,000	[4]	22,669,000,000,000	[4]
Subtotal, Assets	33,176,000,000,000		28,809,000,000,000
Loans and receivables	521,000,000,000	[10]	447,000,000,000	[10]
Collateralized agreements	998,000,000,000	[11]	752,000,000,000	[11]
Other assets
Non-trading debt securities	508,000,000,000		177,000,000,000
Other	15,000,000,000		6,000,000,000	[5]
Total assets, Fair value disclosure	35,218,000,000,000		30,191,000,000,000
Liabilities:
Total, Liabilities	866,000,000,000		1,140,000,000,000
Total derivative liabilities	26,296,000,000,000		22,752,000,000,000
Subtotal, Liabilities	27,162,000,000,000		23,892,000,000,000
Short-term borrowings	73,000,000,000	[6]	153,000,000,000	[6]
Payables and deposits	0	[12]	0	[12]
Collateralized financing	265,000,000,000	[11]	307,000,000,000	[11]
Long-term borrowings	1,263,000,000,000	[6],[7],[8]	1,549,000,000,000	[6],[7],[8]
Other liabilities	11,000,000,000	[9]	4,000,000,000	[9]
Total liabilities, Fair value disclosure	28,774,000,000,000		25,905,000,000,000
Level 2 [Member] | Equity contracts [Member]
Assets:
Total derivative assets	1,058,000,000,000	[4]	937,000,000,000	[4]
Liabilities:
Total derivative liabilities	1,118,000,000,000	[4]	1,016,000,000,000	[4]
Level 2 [Member] | Interest rate contracts [Member]
Assets:
Total derivative assets	21,621,000,000,000	[4]	18,850,000,000,000	[4]
Liabilities:
Total derivative liabilities	21,312,000,000,000	[4]	18,708,000,000,000	[4]
Level 2 [Member] | Credit contracts [Member]
Assets:
Total derivative assets	1,706,000,000,000	[4]	1,650,000,000,000	[4]
Liabilities:
Total derivative liabilities	1,871,000,000,000	[4]	1,727,000,000,000	[4]
Level 2 [Member] | Foreign exchange contracts [Member]
Assets:
Total derivative assets	2,094,000,000,000	[4]	1,229,000,000,000	[4]
Liabilities:
Total derivative liabilities	1,994,000,000,000	[4]	1,297,000,000,000	[4]
Level 2 [Member] | Commodity contracts [Member]
Assets:
Total derivative assets	0	[4]	3,000,000,000	[4]
Liabilities:
Total derivative liabilities	1,000,000,000	[4]	4,000,000,000	[4]
Level 2 [Member] | Trading liabilities [Member] | Equities [Member]
Liabilities:
Total, Liabilities	87,000,000,000		413,000,000,000
Level 2 [Member] | Trading liabilities [Member] | Japanese agency and municipal securities [Member]
Liabilities:
Total, Liabilities	0
Level 2 [Member] | Trading liabilities [Member] | Foreign government, agency and municipal securities [Member]
Liabilities:
Total, Liabilities	477,000,000,000		490,000,000,000
Level 2 [Member] | Trading liabilities [Member] | Bank and corporate debt securities [Member]
Liabilities:
Total, Liabilities	288,000,000,000		233,000,000,000
Level 2 [Member] | Trading liabilities [Member] | Commercial mortgage-backed securities ("CMBS") [Member]
Liabilities:
Total, Liabilities	1,000,000,000		1,000,000,000
Level 2 [Member] | Trading liabilities [Member] | Residential mortgage-backed securities ("RMBS") [Member]
Liabilities:
Total, Liabilities	1,000,000,000		0
Level 2 [Member] | Trading liabilities [Member] | Collateralized debt obligations ("CDO") and other [Member]
Liabilities:
Total, Liabilities			0	[13]
Level 2 [Member] | Trading liabilities [Member] | Investment trust funds and other [Member]
Liabilities:
Total, Liabilities	12,000,000,000		3,000,000,000
Level 2 [Member] | Trading assets and private equity investments [Member] | Equities [Member]
Assets:
Total trading assets and private equity investments	720,000,000,000	[3],[5]	1,194,000,000,000	[3],[5]
Level 2 [Member] | Trading assets and private equity investments [Member] | Japanese agency and municipal securities [Member]
Assets:
Total trading assets and private equity investments	72,000,000,000	[3]	151,000,000,000	[3]
Level 2 [Member] | Trading assets and private equity investments [Member] | Foreign government, agency and municipal securities [Member]
Assets:
Total trading assets and private equity investments	1,466,000,000,000	[3]	1,185,000,000,000	[3]
Level 2 [Member] | Trading assets and private equity investments [Member] | Bank and corporate debt securities and loans for trading purposes [Member]
Assets:
Total trading assets and private equity investments	1,375,000,000,000	[3]	1,276,000,000,000	[3]
Level 2 [Member] | Trading assets and private equity investments [Member] | Commercial mortgage-backed securities ("CMBS") [Member]
Assets:
Total trading assets and private equity investments	161,000,000,000	[3]	135,000,000,000	[3]
Level 2 [Member] | Trading assets and private equity investments [Member] | Residential mortgage-backed securities ("RMBS") [Member]
Assets:
Total trading assets and private equity investments	2,720,000,000,000	[3]	2,010,000,000,000	[3]
Level 2 [Member] | Trading assets and private equity investments [Member] | Real estate-backed securities [Member]
Assets:
Total trading assets and private equity investments			1,000,000,000	[3]
Level 2 [Member] | Trading assets and private equity investments [Member] | Collateralized debt obligations ("CDO") and other [Member]
Assets:
Total trading assets and private equity investments	138,000,000,000	[13],[3]	103,000,000,000	[13],[3]
Level 2 [Member] | Trading assets and private equity investments [Member] | Investment trust funds and other [Member]
Assets:
Total trading assets and private equity investments	45,000,000,000	[3]	85,000,000,000	[3]
Level 3 [Member]
Assets:
Total trading assets and private equity investments	479,000,000,000	[3]	569,000,000,000	[3]
Total derivative assets	368,000,000,000	[4]	484,000,000,000	[4]
Subtotal, Assets	847,000,000,000		1,053,000,000,000
Loans and receivables	3,000,000,000	[10]	11,000,000,000	[10]
Collateralized agreements
Other assets
Non-trading debt securities	4,000,000,000		6,000,000,000
Other	60,000,000,000		72,000,000,000	[5]
Total assets, Fair value disclosure	914,000,000,000		1,142,000,000,000
Liabilities:
Total, Liabilities	0		1,000,000,000
Total derivative liabilities	395,000,000,000		502,000,000,000
Subtotal, Liabilities	395,000,000,000		503,000,000,000
Short-term borrowings	4,000,000,000	[6]	0	[6]
Payables and deposits	1,000,000,000	[12]	0	[12]
Collateralized financing
Long-term borrowings	222,000,000,000	[6],[7],[8]	(13,000,000,000)	[6],[7],[8]
Other liabilities	0	[9]
Total liabilities, Fair value disclosure	622,000,000,000		490,000,000,000
Level 3 [Member] | Equity contracts [Member]
Assets:
Total derivative assets	76,000,000,000	[4]	82,000,000,000	[4]
Liabilities:
Total derivative liabilities	71,000,000,000	[4]	68,000,000,000	[4]
Level 3 [Member] | Interest rate contracts [Member]
Assets:
Total derivative assets	148,000,000,000	[4]	57,000,000,000	[4]
Liabilities:
Total derivative liabilities	202,000,000,000	[4]	96,000,000,000	[4]
Level 3 [Member] | Credit contracts [Member]
Assets:
Total derivative assets	133,000,000,000	[4]	214,000,000,000	[4]
Liabilities:
Total derivative liabilities	108,000,000,000	[4]	225,000,000,000	[4]
Level 3 [Member] | Foreign exchange contracts [Member]
Assets:
Total derivative assets	11,000,000,000	[4]	131,000,000,000	[4]
Liabilities:
Total derivative liabilities	14,000,000,000	[4]	113,000,000,000	[4]
Level 3 [Member] | Commodity contracts [Member]
Assets:
Total derivative assets	0	[4]	0	[4]
Liabilities:
Total derivative liabilities	0	[4]	0	[4]
Level 3 [Member] | Trading liabilities [Member] | Equities [Member]
Liabilities:
Total, Liabilities	0		0
Level 3 [Member] | Trading liabilities [Member] | Bank and corporate debt securities [Member]
Liabilities:
Total, Liabilities	0		1,000,000,000
Level 3 [Member] | Trading assets and private equity investments [Member] | Equities [Member]
Assets:
Total trading assets and private equity investments	129,000,000,000	[3],[5]	125,000,000,000	[3],[5]
Level 3 [Member] | Trading assets and private equity investments [Member] | Private equity investments [Member]
Assets:
Total trading assets and private equity investments	87,000,000,000	[3],[5]	202,000,000,000	[3],[5]
Level 3 [Member] | Trading assets and private equity investments [Member] | Japanese agency and municipal securities [Member]
Assets:
Total trading assets and private equity investments	0	[3]	10,000,000,000	[3]
Level 3 [Member] | Trading assets and private equity investments [Member] | Foreign government, agency and municipal securities [Member]
Assets:
Total trading assets and private equity investments	91,000,000,000	[3]	37,000,000,000	[3]
Level 3 [Member] | Trading assets and private equity investments [Member] | Bank and corporate debt securities and loans for trading purposes [Member]
Assets:
Total trading assets and private equity investments	69,000,000,000	[3]	62,000,000,000	[3]
Level 3 [Member] | Trading assets and private equity investments [Member] | Commercial mortgage-backed securities ("CMBS") [Member]
Assets:
Total trading assets and private equity investments	6,000,000,000	[3]	8,000,000,000	[3]
Level 3 [Member] | Trading assets and private equity investments [Member] | Residential mortgage-backed securities ("RMBS") [Member]
Assets:
Total trading assets and private equity investments	4,000,000,000	[3]	5,000,000,000	[3]
Level 3 [Member] | Trading assets and private equity investments [Member] | Real estate-backed securities [Member]
Assets:
Total trading assets and private equity investments	68,000,000,000	[3]	91,000,000,000	[3]
Level 3 [Member] | Trading assets and private equity investments [Member] | Collateralized debt obligations ("CDO") and other [Member]
Assets:
Total trading assets and private equity investments	12,000,000,000	[3]	20,000,000,000	[13],[3]
Level 3 [Member] | Trading assets and private equity investments [Member] | Investment trust funds and other [Member]
Assets:
Total trading assets and private equity investments	13,000,000,000	[3]	9,000,000,000	[3]
Counterparty and Cash Collateral Netting [Member]
Assets:
Total trading assets and private equity investments
Total derivative assets	(25,684,000,000,000)	[14],[4]	(22,392,000,000,000)	[14],[4]
Subtotal, Assets	(25,684,000,000,000)	[14]	(22,392,000,000,000)	[14]
Loans and receivables
Collateralized agreements
Other assets
Non-trading debt securities
Other
Total assets, Fair value disclosure	(25,684,000,000,000)	[14]	(22,392,000,000,000)	[14]
Liabilities:
Total, Liabilities
Total derivative liabilities	(25,636,000,000,000)	[14]	(22,576,000,000,000)	[14]
Subtotal, Liabilities	(25,636,000,000,000)	[14]	(22,576,000,000,000)	[14]
Short-term borrowings
Payables and deposits
Collateralized financing
Long-term borrowings
Other liabilities
Total liabilities, Fair value disclosure	(25,636,000,000,000)	[14]	(22,576,000,000,000)	[14]
Counterparty and Cash Collateral Netting [Member] | Netting [Member]
Assets:
Total derivative assets	(25,684,000,000,000)	[14],[4]	(22,392,000,000,000)	[14],[4]
Liabilities:
Total derivative liabilities	(25,636,000,000,000)	[14],[4]	(22,576,000,000,000)	[14],[4]
Counterparty and Cash Collateral Netting [Member] | Trading liabilities [Member] | Bank and corporate debt securities [Member]
Liabilities:
Total, Liabilities
Balance of financial instruments [Member]
Assets:
Total trading assets and private equity investments	15,233,000,000,000	[3]	12,764,000,000,000	[3]
Total derivative assets	1,891,000,000,000	[4]	1,360,000,000,000	[4]
Subtotal, Assets	17,124,000,000,000		14,124,000,000,000
Loans and receivables	524,000,000,000	[10]	458,000,000,000	[10]
Collateralized agreements	998,000,000,000	[11]	752,000,000,000	[11]
Other assets
Non-trading debt securities	921,000,000,000		863,000,000,000
Other	247,000,000,000		294,000,000,000	[5]
Total assets, Fair value disclosure	19,814,000,000,000		16,491,000,000,000
Liabilities:
Total, Liabilities	6,606,000,000,000		6,187,000,000,000
Total derivative liabilities	1,885,000,000,000		1,308,000,000,000
Subtotal, Liabilities	8,491,000,000,000		7,495,000,000,000
Short-term borrowings	77,000,000,000	[6]	153,000,000,000	[6]
Payables and deposits	1,000,000,000	[12]	0	[12]
Collateralized financing	265,000,000,000	[11]	307,000,000,000	[11]
Long-term borrowings	1,599,000,000,000	[6],[7],[8]	1,690,000,000,000	[6],[7],[8]
Other liabilities	50,000,000,000	[9]	97,000,000,000	[9]
Total liabilities, Fair value disclosure	10,483,000,000,000		9,742,000,000,000
Balance of financial instruments [Member] | Equity contracts [Member]
Assets:
Total derivative assets	1,857,000,000,000	[4]	1,603,000,000,000	[4]
Liabilities:
Total derivative liabilities	2,016,000,000,000	[4]	1,701,000,000,000	[4]
Balance of financial instruments [Member] | Interest rate contracts [Member]
Assets:
Total derivative assets	21,773,000,000,000	[4]	18,921,000,000,000	[4]
Liabilities:
Total derivative liabilities	21,516,000,000,000	[4]	18,816,000,000,000	[4]
Balance of financial instruments [Member] | Credit contracts [Member]
Assets:
Total derivative assets	1,839,000,000,000	[4]	1,864,000,000,000	[4]
Liabilities:
Total derivative liabilities	1,979,000,000,000	[4]	1,952,000,000,000	[4]
Balance of financial instruments [Member] | Foreign exchange contracts [Member]
Assets:
Total derivative assets	2,105,000,000,000	[4]	1,360,000,000,000	[4]
Liabilities:
Total derivative liabilities	2,008,000,000,000	[4]	1,410,000,000,000	[4]
Balance of financial instruments [Member] | Commodity contracts [Member]
Assets:
Total derivative assets	1,000,000,000	[4]	4,000,000,000	[4]
Liabilities:
Total derivative liabilities	2,000,000,000	[4]	5,000,000,000	[4]
Balance of financial instruments [Member] | Netting [Member]
Assets:
Total derivative assets	(25,684,000,000,000)	[4]	(22,392,000,000,000)	[4]
Liabilities:
Total derivative liabilities	(25,636,000,000,000)	[4]	(22,576,000,000,000)	[4]
Balance of financial instruments [Member] | Trading liabilities [Member] | Equities [Member]
Liabilities:
Total, Liabilities	1,009,000,000,000		992,000,000,000
Balance of financial instruments [Member] | Trading liabilities [Member] | Japanese government securities [Member]
Liabilities:
Total, Liabilities	2,151,000,000,000		2,624,000,000,000
Balance of financial instruments [Member] | Trading liabilities [Member] | Japanese agency and municipal securities [Member]
Liabilities:
Total, Liabilities	0
Balance of financial instruments [Member] | Trading liabilities [Member] | Foreign government, agency and municipal securities [Member]
Liabilities:
Total, Liabilities	3,104,000,000,000		2,290,000,000,000
Balance of financial instruments [Member] | Trading liabilities [Member] | Bank and corporate debt securities [Member]
Liabilities:
Total, Liabilities	288,000,000,000		234,000,000,000
Balance of financial instruments [Member] | Trading liabilities [Member] | Commercial mortgage-backed securities ("CMBS") [Member]
Liabilities:
Total, Liabilities	1,000,000,000		1,000,000,000
Balance of financial instruments [Member] | Trading liabilities [Member] | Residential mortgage-backed securities ("RMBS") [Member]
Liabilities:
Total, Liabilities	1,000,000,000		0
Balance of financial instruments [Member] | Trading liabilities [Member] | Collateralized debt obligations ("CDO") and other [Member]
Liabilities:
Total, Liabilities			0	[13]
Balance of financial instruments [Member] | Trading liabilities [Member] | Investment trust funds and other [Member]
Liabilities:
Total, Liabilities	52,000,000,000		46,000,000,000
Balance of financial instruments [Member] | Trading assets and private equity investments [Member] | Equities [Member]
Assets:
Total trading assets and private equity investments	1,857,000,000,000	[3],[5]	2,064,000,000,000	[3],[5]
Balance of financial instruments [Member] | Trading assets and private equity investments [Member] | Private equity investments [Member]
Assets:
Total trading assets and private equity investments	87,000,000,000	[3],[5]	202,000,000,000	[3],[5]
Balance of financial instruments [Member] | Trading assets and private equity investments [Member] | Japanese government securities [Member]
Assets:
Total trading assets and private equity investments	3,331,000,000,000	[3]	2,143,000,000,000	[3]
Balance of financial instruments [Member] | Trading assets and private equity investments [Member] | Japanese agency and municipal securities [Member]
Assets:
Total trading assets and private equity investments	72,000,000,000	[3]	161,000,000,000	[3]
Balance of financial instruments [Member] | Trading assets and private equity investments [Member] | Foreign government, agency and municipal securities [Member]
Assets:
Total trading assets and private equity investments	5,131,000,000,000	[3]	4,294,000,000,000	[3]
Balance of financial instruments [Member] | Trading assets and private equity investments [Member] | Bank and corporate debt securities and loans for trading purposes [Member]
Assets:
Total trading assets and private equity investments	1,444,000,000,000	[3]	1,338,000,000,000	[3]
Balance of financial instruments [Member] | Trading assets and private equity investments [Member] | Commercial mortgage-backed securities ("CMBS") [Member]
Assets:
Total trading assets and private equity investments	167,000,000,000	[3]	143,000,000,000	[3]
Balance of financial instruments [Member] | Trading assets and private equity investments [Member] | Residential mortgage-backed securities ("RMBS") [Member]
Assets:
Total trading assets and private equity investments	2,724,000,000,000	[3]	2,015,000,000,000	[3]
Balance of financial instruments [Member] | Trading assets and private equity investments [Member] | Real estate-backed securities [Member]
Assets:
Total trading assets and private equity investments	68,000,000,000	[3]	92,000,000,000	[3]
Balance of financial instruments [Member] | Trading assets and private equity investments [Member] | Collateralized debt obligations ("CDO") and other [Member]
Assets:
Total trading assets and private equity investments	150,000,000,000	[3]	123,000,000,000	[13],[3]
Balance of financial instruments [Member] | Trading assets and private equity investments [Member] | Investment trust funds and other [Member]
Assets:
Total trading assets and private equity investments	¥ 202,000,000,000	[3]	¥ 189,000,000,000	[3]

[1]	Includes the amount of embedded derivatives bifurcated in accordance with ASC 815.
[2]	As of March 31, 2012 and 2013, the amounts reported include derivatives used for non-trading purposes which are not designated as fair value or net investment hedges. These amounts have not been separately presented since such amounts were not significant.
[3]	Includes investments in certain funds measured at fair value on the basis of NAV per share as a practical expedient.
[4]	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rate contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment rates. Credit contracts include credit default swaps as well as derivatives referencing corporate and government debt securities.
[5]	Includes equity investments that would have been accounted for under the equity method had Nomura not chosen to elect the fair value option.
[6]	Includes structured notes for which the fair value option is elected.
[7]	Includes liabilities recognized from secured financing transactions that are accounted for as financings rather than sales. Nomura elected the fair value option for these liabilities.
[8]	Includes embedded derivatives bifurcated from issued structured notes. If unrealized gains are greater than unrealized losses, borrowings are reduced by the excess amount.
[9]	Includes loan commitments for which the fair value option is elected.
[10]	Includes loans for which the fair value option is elected.
[11]	Includes collateralized agreements or collateralized financing for which the fair value option is elected.
[12]	Includes embedded derivatives bifurcated from deposits received at banks. If unrealized gains are greater than unrealized losses, deposits are reduced by the excess amount.
[13]	Includes collateralized loan obligations ("CLO") and asset-backed securities ("ABS") such as those secured on credit card loans, auto loans and student loans.
[14]	Represents the amount offset under counterparty netting of derivative assets and liabilities as well as cash collateral netting against net derivatives.

Fair value measurements - Schedule of Quantitative Information Regarding Significant Unobservable Inputs and Assumptions for Certain Level 3 Financial Instruments (Detail) (JPY ¥)
In Billions, unless otherwise specified	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Quantitative Information About Significant Unobservable Inputs [Line Items]
Assets measured at fair value	¥ 519		¥ 640		¥ 707
Liabilities measured at fair value	227		(12)		146
Long-term borrowings [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Liabilities measured at fair value	222		(13)		144
Long-term borrowings [Member] | DCF [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Prepayment rates			15.00%	[1]
Long-term borrowings [Member] | DCF [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Yields			22.00%	[1]
Default probabilities			2.00%	[1]
Loss severities			30.00%	[1]
Volatilities	13.50%	[1]	5.50%	[1]
Correlations	(0.77)	[1]	(0.76)	[1]
Long-term borrowings [Member] | DCF [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Yields			67.00%	[1]
Default probabilities			6.00%	[1]
Loss severities			60.00%	[1]
Volatilities	118.10%	[1]	118.50%	[1]
Correlations	0.99	[1]	1	[1]
Trading assets and private equity investments [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Assets measured at fair value					671
Equities [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Assets measured at fair value	129		125		121
Equities [Member] | DCF [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Yields	7.60%	[1]
Equities [Member] | DCF [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Credit spreads			6.50%	[1]
Liquidity discounts	25.00%	[1]	20.00%	[1]
Equities [Member] | DCF [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Credit spreads			7.50%	[1]
Liquidity discounts	38.00%	[1]	30.00%	[1]
Equities [Member] | DCF [Member] | Weighted average [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Yields	7.60%	[2]
Liquidity discounts	35.40%	[2]
Equities [Member] | Market multiples [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
PE ratios			12.2	[1]
Price/Book ratios			1.7	[1]
Liquidity discounts			20.00%	[1]
Equities [Member] | DCM [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Capitalization rates	5.20%	[1]	5.20%	[1]
Equities [Member] | DCM [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Capitalization rates	6.70%	[1]	6.50%	[1]
Equities [Member] | DCM [Member] | Weighted average [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Capitalization rates	6.30%	[2]
Private equity investments [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Assets measured at fair value	87		202		289
Private equity investments [Member] | DCF [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
WACC	6.80%	[1]
Growth rates	0.00%	[1]
Liquidity discounts	25.00%	[1]
Operating margins			23.00%	[1]
Private equity investments [Member] | DCF [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
WACC			6.80%	[1]
Growth rates			0.00%	[1]
Liquidity discounts			0.00%	[1]
Private equity investments [Member] | DCF [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
WACC			12.00%	[1]
Growth rates			2.00%	[1]
Liquidity discounts			30.00%	[1]
Private equity investments [Member] | DCF [Member] | Weighted average [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
WACC	6.80%	[2]
Growth rates	0.00%	[2]
Liquidity discounts	25.00%	[2]
Private equity investments [Member] | Market multiples [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
PE ratios	7.7	[1]	12.9	[1]
Price/Embedded values	0.4	[1]	0.5	[1]
Price/Book ratios	0.4	[1]
Private equity investments [Member] | Market multiples [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
EV/EBITDA ratios	3.7	[1]	4.3	[1]
Price/Book ratios			0.5	[1]
Liquidity discounts	0.00%	[1]	0.00%	[1]
Private equity investments [Member] | Market multiples [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
EV/EBITDA ratios	11.3	[1]	12.6	[1]
Price/Book ratios			0.7	[1]
Liquidity discounts	33.00%	[1]	50.00%	[1]
Private equity investments [Member] | Market multiples [Member] | Weighted average [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
EV/EBITDA ratios	11	[2]
PE ratios	7.7	[2]
Price/Embedded values	0.4	[2]
Price/Book ratios	0.4	[2]
Liquidity discounts	25.80%	[2]
Japanese agency and municipal securities [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Assets measured at fair value			10
Japanese agency and municipal securities [Member] | DCF [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Credit spreads			0.10%	[1]
Foreign government, agency and municipal securities [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Assets measured at fair value	91		37		23
Foreign government, agency and municipal securities [Member] | DCF [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Credit spreads	0.00%	[1]	0.60%	[1]
Foreign government, agency and municipal securities [Member] | DCF [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Credit spreads	6.50%	[1]	17.00%	[1]
Foreign government, agency and municipal securities [Member] | DCF [Member] | Weighted average [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Credit spreads	0.70%	[2]
Bank and corporate debt securities and loans for trading purposes [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Assets measured at fair value	69		62		51
Bank and corporate debt securities and loans for trading purposes [Member] | DCF [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Credit spreads	0.00%	[1]	0.40%	[1]
Recovery rates	0.10%	[1]
Bank and corporate debt securities and loans for trading purposes [Member] | DCF [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Credit spreads	24.20%	[1]	25.60%	[1]
Recovery rates	36.40%	[1]
Bank and corporate debt securities and loans for trading purposes [Member] | DCF [Member] | Weighted average [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Credit spreads	2.60%	[2]
Recovery rates	28.10%	[2]
Commercial mortgage-backed securities ("CMBS") [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Assets measured at fair value	6		8		28
Commercial mortgage-backed securities ("CMBS") [Member] | DCF [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Default probabilities	100.00%	[1]
Commercial mortgage-backed securities ("CMBS") [Member] | DCF [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Yields	0.00%	[1]	3.00%	[1]
Prepayment rates			0.00%	[1]
Default probabilities			0.00%	[1]
Loss severities	0.00%	[1]	0.00%	[1]
Commercial mortgage-backed securities ("CMBS") [Member] | DCF [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Yields	25.00%	[1]	24.50%	[1]
Prepayment rates			25.00%	[1]
Default probabilities			60.00%	[1]
Loss severities	80.00%	[1]	50.00%	[1]
Commercial mortgage-backed securities ("CMBS") [Member] | DCF [Member] | Weighted average [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Yields	8.00%	[2]
Default probabilities	100.00%	[2]
Loss severities	0.30%	[2]
Residential mortgage-backed securities ("RMBS") [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Assets measured at fair value	4		5		3
Residential mortgage-backed securities ("RMBS") [Member] | DCF [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Yields	0.00%	[1]	1.60%	[1]
Prepayment rates	0.00%	[1]	1.00%	[1]
Default probabilities	0.30%	[1]	2.00%	[1]
Loss severities	22.00%	[1]	20.00%	[1]
Residential mortgage-backed securities ("RMBS") [Member] | DCF [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Yields	40.00%	[1]	30.00%	[1]
Prepayment rates	8.20%	[1]	5.00%	[1]
Default probabilities	17.00%	[1]	4.00%	[1]
Loss severities	90.00%	[1]	40.00%	[1]
Residential mortgage-backed securities ("RMBS") [Member] | DCF [Member] | Weighted average [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Yields	3.30%	[2]
Prepayment rates	4.50%	[2]
Default probabilities	14.70%	[2]
Loss severities	64.20%	[2]
Real estate-backed securities [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Assets measured at fair value	68		91
Real estate-backed securities [Member] | DCF [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Yields	1.80%	[1]	4.00%	[1]
Default probabilities	24.00%	[1]	24.00%	[1]
Loss severities	80.00%	[1]	80.00%	[1]
Real estate-backed securities [Member] | DCF [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Yields	15.00%	[1]	15.00%	[1]
Default probabilities	65.00%	[1]	65.00%	[1]
Loss severities	100.00%	[1]	100.00%	[1]
Real estate-backed securities [Member] | DCF [Member] | Weighted average [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Yields	1.90%	[2]
Default probabilities	42.60%	[2]
Loss severities	88.00%	[2]
Real estate-backed securities [Member] | DCM [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Capitalization rates	6.80%	[1]
Real estate-backed securities [Member] | DCM [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Capitalization rates			6.70%	[1]
Real estate-backed securities [Member] | DCM [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Capitalization rates			11.40%	[1]
Real estate-backed securities [Member] | DCM [Member] | Weighted average [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Capitalization rates	6.80%	[2]
Collateralized debt obligations ("CDO") and other [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Assets measured at fair value	12		20		34
Collateralized debt obligations ("CDO") and other [Member] | DCF [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Yields	0.00%	[1]	12.00%	[1]
Prepayment rates	0.00%	[1]	0.00%	[1]
Default probabilities	2.00%	[1]	1.50%	[1]
Loss severities	30.00%	[1]	30.00%	[1]
Collateralized debt obligations ("CDO") and other [Member] | DCF [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Yields	58.60%	[1]	30.00%	[1]
Prepayment rates	15.00%	[1]	15.00%	[1]
Default probabilities	5.00%	[1]	3.00%	[1]
Loss severities	75.00%	[1]	60.00%	[1]
Collateralized debt obligations ("CDO") and other [Member] | DCF [Member] | Weighted average [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Yields	17.10%	[2]
Prepayment rates	13.80%	[2]
Default probabilities	2.10%	[2]
Loss severities	45.60%	[2]
Investment trust funds and other [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Assets measured at fair value	13		9		10
Investment trust funds and other [Member] | DCF [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Credit spreads	0.00%	[1]	0.00%	[1]
Correlations	0.5	[1]	0.5	[1]
Investment trust funds and other [Member] | DCF [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Credit spreads	6.50%	[1]	13.60%	[1]
Correlations	0.7	[1]	0.7	[1]
Investment trust funds and other [Member] | DCF [Member] | Weighted average [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Credit spreads	0.60%	[2]
Correlations	0.6	[2]
Derivatives, net [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Assets measured at fair value	(27)	[3]	(18)	[3]	(16)	[3]
Equity contracts [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Assets measured at fair value	5	[3]	14	[3]	28	[3]
Equity contracts [Member] | Option models [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Dividend yield	0.00%	[1]	0.10%	[1]
Volatilities	5.70%	[1]	12.10%	[1]
Correlations	(0.77)	[1]	(0.95)	[1]
Equity contracts [Member] | Option models [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Dividend yield	11.00%	[1]	13.50%	[1]
Volatilities	92.40%	[1]	65.10%	[1]
Correlations	0.99	[1]	0.94	[1]
Interest rate contracts [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Assets measured at fair value	(54)	[3]	(39)	[3]	11	[3]
Interest rate contracts [Member] | DCF [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Forward FX rates			53.2	[1]
Interest rates			0.80%	[1]
Volatilities			5.50%	[1]
Correlations			(0.55)	[1]
Interest rate contracts [Member] | DCF [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Forward FX rates			105.4	[1]
Interest rates			4.70%	[1]
Volatilities			121.00%	[1]
Correlations			1	[1]
Interest rate contracts [Member] | Option models [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Volatilities	13.50%	[1]
Correlations	(0.7)	[1]
Interest rate contracts [Member] | Option models [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Volatilities	118.10%	[1]
Correlations	0.99	[1]
Interest rate contracts [Member] | DCF / Option models [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Forward FX rates	62.9	[1]
Interest rates	0.60%	[1]
Interest rate contracts [Member] | DCF / Option models [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Forward FX rates	121.7	[1]
Interest rates	4.20%	[1]
Credit contracts [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Assets measured at fair value	25	[3]	(11)	[3]	(55)	[3]
Credit contracts [Member] | DCF [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Credit spreads			0.01%	[1]
Recovery rates			5.00%	[1]
Volatilities			10.00%	[1]
Correlations			0.11	[1]
Credit contracts [Member] | DCF [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Credit spreads			19.12%	[1]
Recovery rates			52.00%	[1]
Volatilities			75.00%	[1]
Correlations			1	[1]
Credit contracts [Member] | Option models [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Volatilities	10.00%	[1]
Correlations	0.33	[1]
Credit contracts [Member] | Option models [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Volatilities	70.00%	[1]
Correlations	0.9	[1]
Credit contracts [Member] | DCF / Option models [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Credit spreads	0.00%	[1]
Recovery rates	15.00%	[1]
Credit contracts [Member] | DCF / Option models [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Credit spreads	7.50%	[1]
Recovery rates	40.00%	[1]
Foreign exchange contracts [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Assets measured at fair value	(3)	[3]	18	[3]	2	[3]
Foreign exchange contracts [Member] | DCF [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Forward FX rates	2.7	[1]	2.5	[1]
Foreign exchange contracts [Member] | DCF [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Forward FX rates	12,484	[1]	11,052	[1]
Foreign exchange contracts [Member] | Option models [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Volatilities	1.40%	[1]	10.00%	[1]
Foreign exchange contracts [Member] | Option models [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Volatilities	20.70%	[1]	18.50%	[1]
Loans and receivables [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Assets measured at fair value	3		11		11
Loans and receivables [Member] | DCF [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Credit spreads	3.00%	[1]
Loans and receivables [Member] | DCF [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Credit spreads			3.00%	[1]
Loans and receivables [Member] | DCF [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Credit spreads			15.00%	[1]
Loans and receivables [Member] | DCF [Member] | Weighted average [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Credit spreads	3.00%	[2]
Non-trading debt securities [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Assets measured at fair value	4		6		0
Non-trading debt securities [Member] | DCF [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Credit spreads	0.20%	[1]	0.60%	[1]
Non-trading debt securities [Member] | DCF [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Credit spreads	2.50%	[1]	2.00%	[1]
Non-trading debt securities [Member] | DCF [Member] | Weighted average [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Credit spreads	1.70%	[2]
Other [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Assets measured at fair value	¥ 60	[4],[5]	¥ 72	[4]	¥ 25
Other [Member] | DCF [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Yields	7.60%	[1],[4]
Growth rates			0.00%	[1],[4]
Other [Member] | DCF [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
WACC	6.80%	[1],[4]	6.80%	[1],[4]
Growth rates	0.00%	[1],[4]
Liquidity discounts	0.00%	[1],[4]
Other [Member] | DCF [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
WACC	6.80%	[1],[4]	9.30%	[1],[4]
Growth rates	1.00%	[1],[4]
Liquidity discounts	30.00%	[1],[4]
Other [Member] | DCF [Member] | Weighted average [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
Yields	7.60%	[2],[4]
WACC	6.80%	[2],[4]
Growth rates	0.90%	[2],[4]
Liquidity discounts	8.00%	[2],[4]
Other [Member] | Market multiples [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
PE ratios			12.9	[1],[4]
Price/Book ratios			0.5	[1],[4]
Liquidity discounts			25.00%	[1],[4]
Other [Member] | Market multiples [Member] | Minimum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
EV/EBITDA ratios	6.9	[1],[4]
PE ratios	7.7	[1],[4]
Price/Book ratios	0	[1],[4]
Liquidity discounts	25.00%	[1],[4]
Other [Member] | Market multiples [Member] | Maximum [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
EV/EBITDA ratios	12.5	[1],[4]
PE ratios	44.4	[1],[4]
Price/Book ratios	5.6	[1],[4]
Liquidity discounts	30.00%	[1],[4]
Other [Member] | Market multiples [Member] | Weighted average [Member]
Quantitative Information About Significant Unobservable Inputs [Line Items]
EV/EBITDA ratios	9.9	[2],[4]
PE ratios	25.8	[2],[4]
Price/Book ratios	1.7	[2],[4]
Liquidity discounts	29.80%	[2],[4]

[1]	Range information is provided in percentages, coefficients and multiples and represents the highest and lowest level significant unobservable valuation input used to value that type of financial instrument. A wide dispersion in the range does not necessarily reflect increased uncertainty or subjectivity in the valuation input and is typically just a consequence of the different characteristics of the financial instruments themselves.
[2]	Weighted average information for non-derivative instruments is calculated by weighting each valuation input by the fair value of the financial instrument.
[3]	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rate contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayments rates. Credit contracts include credit default swaps as well as derivatives referencing corporate and government debt securities.
[4]	Valuation technique(s) and unobservable inputs represent those equity securities reported within Other assets.
[5]	Includes the impact of the refined fair value measurement of certain investments in unlisted equity securities.

Fair value measurements - Increases and Decreases of Level 3 Assets and Liabilities Measured at Fair Value on Recurring Basis Unrealized and Realized Gain/Losses Included in Revenue (Detail) (JPY ¥)
In Billions, unless otherwise specified	12 Months Ended								3 Months Ended	12 Months Ended																															12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2013 Equities [Member]		Mar. 31, 2013 Foreign government, agency and municipal securities [Member]		Mar. 31, 2012 Bank and corporate debt securities and loans for trading purposes [Member]	Mar. 31, 2013 Bank and corporate debt securities and loans for trading purposes [Member]		Mar. 31, 2013 Commercial mortgage-backed securities ("CMBS") [Member]	Mar. 31, 2013 Collateralized debt obligations ("CDO") and other [Member]	Mar. 31, 2013 Trading liabilities [Member] Equities [Member]		Mar. 31, 2012 Trading liabilities [Member] Equities [Member]		Mar. 31, 2013 Trading liabilities [Member] Bank and corporate debt securities [Member]		Mar. 31, 2012 Trading liabilities [Member] Bank and corporate debt securities [Member]		Mar. 31, 2013 Total trading liabilities [Member]		Mar. 31, 2012 Total trading liabilities [Member]		Mar. 31, 2013 Short-term borrowings [Member]		Mar. 31, 2012 Short-term borrowings [Member]		Mar. 31, 2013 Payables and deposits [Member]		Mar. 31, 2012 Payables and deposits [Member]		Mar. 31, 2013 Long-term borrowings [Member]		Mar. 31, 2012 Long-term borrowings [Member]		Mar. 31, 2013 Other liabilities [Member]		Mar. 31, 2011 Trading assets and private equity investments [Member]	Mar. 31, 2013 Trading assets and private equity investments [Member] Equities [Member]		Mar. 31, 2012 Trading assets and private equity investments [Member] Equities [Member]		Mar. 31, 2013 Trading assets and private equity investments [Member] Private equity investments [Member]		Mar. 31, 2012 Trading assets and private equity investments [Member] Private equity investments [Member]		Mar. 31, 2013 Trading assets and private equity investments [Member] Japanese agency and municipal securities [Member]		Mar. 31, 2012 Trading assets and private equity investments [Member] Japanese agency and municipal securities [Member]		Mar. 31, 2013 Trading assets and private equity investments [Member] Foreign government, agency and municipal securities [Member]		Mar. 31, 2012 Trading assets and private equity investments [Member] Foreign government, agency and municipal securities [Member]		Mar. 31, 2013 Trading assets and private equity investments [Member] Bank and corporate debt securities and loans for trading purposes [Member]		Mar. 31, 2012 Trading assets and private equity investments [Member] Bank and corporate debt securities and loans for trading purposes [Member]		Mar. 31, 2013 Trading assets and private equity investments [Member] Commercial mortgage-backed securities ("CMBS") [Member]		Mar. 31, 2012 Trading assets and private equity investments [Member] Commercial mortgage-backed securities ("CMBS") [Member]		Mar. 31, 2013 Trading assets and private equity investments [Member] Residential mortgage-backed securities ("RMBS") [Member]		Mar. 31, 2012 Trading assets and private equity investments [Member] Residential mortgage-backed securities ("RMBS") [Member]		Mar. 31, 2013 Trading assets and private equity investments [Member] Real estate-backed securities [Member]		Mar. 31, 2012 Trading assets and private equity investments [Member] Real estate-backed securities [Member]		Mar. 31, 2013 Trading assets and private equity investments [Member] Collateralized debt obligations ("CDO") and other [Member]		Mar. 31, 2012 Trading assets and private equity investments [Member] Collateralized debt obligations ("CDO") and other [Member]		Mar. 31, 2013 Trading assets and private equity investments [Member] Investment trust funds and other [Member]		Mar. 31, 2012 Trading assets and private equity investments [Member] Investment trust funds and other [Member]		Mar. 31, 2013 Trading assets and private equity investments [Member] Total trading assets and private equity investments [Member]		Mar. 31, 2012 Trading assets and private equity investments [Member] Total trading assets and private equity investments [Member]		Mar. 31, 2013 Derivatives, net [Member]		Mar. 31, 2012 Derivatives, net [Member]		Mar. 31, 2013 Equity contracts [Member]		Mar. 31, 2012 Equity contracts [Member]		Mar. 31, 2013 Interest rate contracts [Member]		Mar. 31, 2012 Interest rate contracts [Member]		Mar. 31, 2013 Credit contracts [Member]		Mar. 31, 2012 Credit contracts [Member]		Mar. 31, 2013 Foreign exchange contracts [Member]		Mar. 31, 2012 Foreign exchange contracts [Member]		Mar. 31, 2013 Commodity contracts [Member]		Mar. 31, 2012 Commodity contracts [Member]		Mar. 31, 2013 Subtotal Assets [Member]		Mar. 31, 2012 Subtotal Assets [Member]		Mar. 31, 2013 Loans and receivables [Member]		Mar. 31, 2012 Loans and receivables [Member]		Mar. 31, 2013 Non-trading debt securities [Member]		Mar. 31, 2012 Non-trading debt securities [Member]		Mar. 31, 2013 Other [Member]		Mar. 31, 2012 Other [Member]
Assets [Abstract]
Assets, beginning balance	¥ 640		¥ 707																																					¥ 671	¥ 125		¥ 121		¥ 202		¥ 289		¥ 10				¥ 37		¥ 23		¥ 62		¥ 51		¥ 8		¥ 28		¥ 5		¥ 3		¥ 91		¥ 128		¥ 20		¥ 34		¥ 9		¥ 10		¥ 569		¥ 687		¥ (18)	[1]	¥ (16)	[1]	¥ 14	[1]	¥ 28	[1]	¥ (39)	[1]	¥ 11	[1]	¥ (11)	[1]	¥ (55)	[1]	¥ 18	[1]	¥ 2	[1]	¥ 0	[1]	¥ (2)	[1]	¥ 551		¥ 671		¥ 11		¥ 11		¥ 6		¥ 0		¥ 72	[2]	¥ 25
Total gains (losses) recognized in net revenue, Assets	44	[3]	(7)	[3]																																					2	[3]	(11)	[3]	9	[3]	23	[3]	0	[3]	0	[3]	39	[3]	11	[3]	7	[3]	0	[3]	3	[3]	0	[3]	1	[3]	0	[3]	2	[3]	1	[3]	(1)	[3]	(1)	[3]	2	[3]	(1)	[3]	64	[3]	22	[3]	(41)	[1],[3]	(24)	[1],[3]	(9)	[1],[3]	(13)	[1],[3]	(15)	[1],[3]	(3)	[1],[3]	(16)	[1],[3]	(30)	[1],[3]	(1)	[1],[3]	22	[1],[3]	0	[1],[3]	0	[1],[3]	23	[3]	(2)	[3]	0	[3]	(4)	[3]	0	[3]	0	[3]	21	[3],[4]	(1)	[3]
Total gains (losses) recognized in other comprehensive income, Assets	0		(1)																																																																																																																		0		0		0	[4]	(1)
Purchases/ issues, Assets	1,061	[5]	787	[5]																																					38	[5]	57	[5]	4	[5]	4	[5]	1	[5]	27	[5]	728	[5]	415	[5]	245	[5]	159	[5]	11	[5]	8	[5]	19	[5]	3	[5]	1	[5]	7	[5]	11	[5]	21	[5]	2	[5]	2	[5]	1,060	[5]	703	[5]																									1,060	[5]	703	[5]	0	[5]	10	[5]	0	[5]	8	[5]	1	[4],[5]	66	[5]
Sales/ redemptions, Assets	(1,302)	[5]	(855)	[5]																																					(22)	[5]	(27)	[5]	(137)	[5]	(112)	[5]	(11)	[5]	(18)	[5]	(731)	[5]	(403)	[5]	(286)	[5]	(154)	[5]	(15)	[5]	(33)	[5]	(20)	[5]	(13)	[5]	(26)	[5]	(45)	[5]	(17)	[5]	(24)	[5]	0	[5]	(2)	[5]	(1,265)	[5]	(831)	[5]																									(1,265)	[5]	(831)	[5]	(3)	[5]	5	[5]	(2)	[5]	(2)	[5]	(32)	[4],[5]	(17)	[5]
Settlements, Assets	1		28																																																																																		1	[1]	28	[1]	(11)	[1]	6	[1]	(1)	[1]	(24)	[1]	12	[1]	52	[1]	1	[1]	(6)	[1]	0	[1]	0	[1]	1		28
Foreign exchange movements, Assets	32		(6)																																						5		(1)		9		(2)						0				7		0		1		0		0		0		0		0		1		0		0		0		23		(3)		8	[1]	(3)	[1]	4	[1]	(2)	[1]	(1)	[1]	(4)	[1]	6	[1]	3	[1]	(1)	[1]	0	[1]	0	[1]	0	[1]	31		(6)		1		0		0		0		0	[4]	0
Transfers into Level 3, Assets	154	[6]	119	[6]	6	[6]	62	[6]	9	69	[6]																														6	[6]	8	[6]					0	[6]	1	[6]	62	[6]	4	[6]	69	[6]	44	[6]	4	[6]	6	[6]	2	[6]	13	[6]					3	[6]	8	[6]	0	[6]	0	[6]	146	[6]	84	[6]	8	[1],[6]	35	[1],[6]	(1)	[1],[6]	(4)	[1],[6]	0	[1],[6]	12	[1],[6]	15	[1],[6]	25	[1],[6]	(6)	[1],[6]	0	[1],[6]	0	[1],[6]	2	[1],[6]	154	[6]	119	[6]									0	[4],[6]	0	[6]
Transfers out of Level 3, Assets	(111)	[6]	(132)	[6]	(25)		(44)		(16)	(35)		(6)	(5)																												(25)	[6]	(22)	[6]					0	[6]	0	[6]	(44)	[6]	(13)	[6]	(35)	[6]	(38)	[6]	(6)	[6]	(1)	[6]	(3)	[6]	(1)	[6]					(5)	[6]	(18)	[6]	0	[6]			(118)	[6]	(93)	[6]	15	[1],[6]	(38)	[1],[6]	8	[1],[6]	(1)	[1],[6]	2	[1],[6]	(31)	[1],[6]	19	[1],[6]	(6)	[1],[6]	(14)	[1],[6]	0	[1],[6]	0	[1],[6]	0	[1],[6]	(103)	[6]	(131)	[6]	(6)	[6]	(1)	[6]					(2)	[4],[6]	0	[6]
Assets, ending balance	519		640																																					671	129		125		87		202		0		10		91		37		69		62		6		8		4		5		68		91		12		20		13		9		479		569		(27)	[1]	(18)	[1]	5	[1]	14	[1]	(54)	[1]	(39)	[1]	25	[1]	(11)	[1]	(3)	[1]	18	[1]	0	[1]	0	[1]	452		551		3		11		4		6		60	[2],[4]	72	[2]
Liabilities [Abstract]
Liabilities beginning balance	(12)		146											0				1				1				0		1		0		1		(13)		144
Total gains (losses) recognized in net revenue, Liabilities	(156)	[3]	(50)	[3]										0	[3]			0	[3]	0	[3]	0	[3]	0	[3]	0	[3]	0	[3]	(1)	[3]	0	[3]	(155)	[3]	(50)	[3]	0	[3]
Total gains (losses) recognized in other comprehensive income, Liabilities
Purchases/ issues, Liabilities	114	[5]	95	[5]										0	[5]	0	[5]	0	[5]	2	[5]	0	[5]	2	[5]	6	[5]	16	[5]	0	[5]	0	[5]	108	[5]	77	[5]	0	[5]
Sales/ redemptions, Liabilities	(84)	[5]	(200)	[5]										0	[5]	0	[5]	(1)	[5]	(1)	[5]	(1)	[5]	(1)	[5]	(1)	[5]	(15)	[5]	0	[5]	(1)	[5]	(82)	[5]	(183)	[5]	0	[5]
Settlements, Liabilities
Foreign exchange movements, Liabilities	3		(10)											0				0				0						0						3		(10)		0
Transfers into Level 3, liabilities	111	[6]	2	[6]										0	[6]	0	[6]					0	[6]	0	[6]	1	[6]	0	[6]					110	[6]	2	[6]
Transfers out of Level 3, Liabilities	(61)	[6]	(95)	[6]														0	[6]			0	[6]			(2)	[6]	(2)	[6]					(59)	[6]	(93)	[6]	0	[6]
Liabilities ending balance	¥ 227		¥ (12)											¥ 0		¥ 0		¥ 0		¥ 1		¥ 0		¥ 1		¥ 4		¥ 0		¥ 1		¥ 0		¥ 222		¥ (13)		¥ 0

[1]	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rate contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayments rates. Credit contracts include credit default swaps as well as derivatives referencing corporate and government debt securities.
[2]	Valuation technique(s) and unobservable inputs represent those equity securities reported within Other assets.
[3]	Includes gains and losses reported primarily within Net gain on trading, Gain (loss) on private equity investments, and also within Gain (loss) on investments in equity securities, Revenue-Other and Non-interest expenses-Other, Interest and dividends and Interest expense in the consolidated statements of income.
[4]	Includes the impact of the refined fair value measurement of certain investments in unlisted equity securities.
[5]	Amounts reported in Purchases / issues include increases in trading liabilities while Sales / redemptions include decreases in trading liabilities.
[6]	If financial instruments move from Level 3 to another Level or move from another Level to Level 3, the amount reported in Transfers into Level 3 and Transfers out of Level 3 are the fair value as of the beginning of the quarter during which the movement occurs. Therefore if financial instruments move from another Level to Level 3, all gains/ (losses) during the quarter are included in the table and if financial instruments move from Level 3 to another Level, all gains/ (losses) during the year are excluded from the table.

Fair value measurements - Fair Value, Level 3 Assets and liabilities Measured on Recurring Basis, Unrealized Gains (Losses) (Detail) (JPY ¥) In Billions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value assets measured on recurring basis change in unrealized gain (loss) included in trading revenue	¥ 59	[1]	¥ (61)	[1]
Fair value liabilities measured on recurring basis change in unrealized gain (loss) included in trading revenue	(164)	[1]	(63)	[1]
Equities [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value liabilities measured on recurring basis change in unrealized gain (loss) included in trading revenue	0	[1]
Total trading liabilities [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value liabilities measured on recurring basis change in unrealized gain (loss) included in trading revenue	0	[1]
Short-term borrowings [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value liabilities measured on recurring basis change in unrealized gain (loss) included in trading revenue	(1)	[1]	0	[1]
Payables and deposits [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value liabilities measured on recurring basis change in unrealized gain (loss) included in trading revenue	(1)	[1]	0	[1]
Long-term borrowings [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value liabilities measured on recurring basis change in unrealized gain (loss) included in trading revenue	(162)	[1]	(63)	[1]
Other liabilities [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value liabilities measured on recurring basis change in unrealized gain (loss) included in trading revenue	0	[1]
Trading assets and private equity investments [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value assets measured on recurring basis change in unrealized gain (loss) included in trading revenue	(4)	[1]	(12)	[1]
Equities [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value assets measured on recurring basis change in unrealized gain (loss) included in trading revenue	1	[1]	(2)	[1]
Private equity investments [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value assets measured on recurring basis change in unrealized gain (loss) included in trading revenue	(10)	[1]	(12)	[1]
Japanese agency and municipal securities [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value assets measured on recurring basis change in unrealized gain (loss) included in trading revenue	0	[1]	0	[1]
Foreign government, agency and municipal securities [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value assets measured on recurring basis change in unrealized gain (loss) included in trading revenue	2	[1]	2	[1]
Bank and corporate debt securities and loans for trading purposes [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value assets measured on recurring basis change in unrealized gain (loss) included in trading revenue	0	[1]	(3)	[1]
Commercial mortgage-backed securities ("CMBS") [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value assets measured on recurring basis change in unrealized gain (loss) included in trading revenue	1	[1]	3	[1]
Residential mortgage-backed securities ("RMBS") [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value assets measured on recurring basis change in unrealized gain (loss) included in trading revenue	0	[1]	0	[1]
Real estate-backed securities [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value assets measured on recurring basis change in unrealized gain (loss) included in trading revenue	0	[1]	1	[1]
Collateralized debt obligations ("CDO") and other [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value assets measured on recurring basis change in unrealized gain (loss) included in trading revenue	0	[1]	(1)	[1]
Investment trust funds and other [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value assets measured on recurring basis change in unrealized gain (loss) included in trading revenue	2	[1]	0	[1]
Derivative [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value assets measured on recurring basis change in unrealized gain (loss) included in trading revenue	39	[1],[2]	(44)	[1],[2]
Equity contracts [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value assets measured on recurring basis change in unrealized gain (loss) included in trading revenue	7	[1],[2]	(6)	[1],[2]
Interest rate contracts [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value assets measured on recurring basis change in unrealized gain (loss) included in trading revenue	24	[1],[2]	(9)	[1],[2]
Credit contracts [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value assets measured on recurring basis change in unrealized gain (loss) included in trading revenue	12	[1],[2]	(45)	[1],[2]
Foreign exchange contracts [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value assets measured on recurring basis change in unrealized gain (loss) included in trading revenue	(4)	[1],[2]	16	[1],[2]
Commodity contracts [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value assets measured on recurring basis change in unrealized gain (loss) included in trading revenue	0	[1],[2]	0	[1],[2]
Subtotal Assets [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value assets measured on recurring basis change in unrealized gain (loss) included in trading revenue	35	[1]	(56)	[1]
Loans and receivables [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value assets measured on recurring basis change in unrealized gain (loss) included in trading revenue	0	[1]	(3)	[1]
Non-trading debt securities [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value assets measured on recurring basis change in unrealized gain (loss) included in trading revenue	0	[1]	0	[1]
Other [Member]
Fair value, assets and liabilities measured on recurring basis, unobservable input reconciliation [Line items]
Fair value assets measured on recurring basis change in unrealized gain (loss) included in trading revenue	¥ 24	[1],[3]	¥ (2)	[1],[3]

[1]	Includes gains and losses reported primarily within Net gain on trading, Gain (loss) on private equity investments, and also within Gain (loss) on investments in equity securities, Revenue-Other and Noninterest expenses-Other, Interest and dividends and Interest expense in the consolidated statements of income.
[2]	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rate contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment rates. Credit contracts include credit default swaps as well as derivatives referencing corporate and government debt securities.
[3]	Includes the impact of the refined fair value measurement of certain investments in unlisted equity securities.

Fair value measurements - Additional Information (Detail) (JPY ¥)	12 Months Ended								3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended			3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended			3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended				3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011	Mar. 31, 2013 Ashikaga Holdings Co., Ltd. [Member]	Mar. 31, 2012 Ashikaga Holdings Co., Ltd. [Member]	Mar. 31, 2011 Ashikaga Holdings Co., Ltd. [Member]	Mar. 31, 2012 Netting [Member]	Mar. 31, 2013 Netting [Member]	Mar. 31, 2012 Interest rate contracts [Member]	Mar. 31, 2013 Equity contracts [Member]	Mar. 31, 2012 Credit contracts [Member]	Mar. 31, 2013 Credit contracts [Member]	Mar. 31, 2013 Foreign exchange contracts [Member]	Mar. 31, 2013 Structured notes [Member]	Mar. 31, 2012 Financial assets (excluding derivative assets) [Member]	Mar. 31, 2013 Financial assets (excluding derivative assets) [Member]	Mar. 31, 2012 Equities [Member]	Mar. 31, 2013 Equities [Member]		Mar. 31, 2013 Investment trust funds and other [Member]	Mar. 31, 2012 Financial liabilities (excluding derivative liabilities) [Member]	Mar. 31, 2013 Financial liabilities (excluding derivative liabilities) [Member]	Mar. 31, 2012 Trading liabilities [Member]	Mar. 31, 2013 Trading liabilities [Member]	Mar. 31, 2013 Investment trust funds and other, liabilities [Member]	Mar. 31, 2013 Non-trading debt securities [Member]	Mar. 31, 2013 Other [Member]	Mar. 31, 2012 Bank and corporate debt securities and loans for trading purposes [Member]	Mar. 31, 2013 Bank and corporate debt securities and loans for trading purposes [Member]	Mar. 31, 2012 Long-term borrowings [Member]	Mar. 31, 2013 Long-term borrowings [Member]	Mar. 31, 2013 Commercial mortgage-backed securities ("CMBS") [Member]	Mar. 31, 2013 Collateralized debt obligations ("CDO") and other [Member]	Mar. 31, 2013 Loans and receivables [Member]	Mar. 31, 2013 Foreign government, agency and municipal securities [Member]
Fair value, balance sheet grouping, financial statement captions [Line Items]
Amount of discount or liquidity adjustment in inactive markets
Loss from change on the fair value measurements applied to derivatives	11,000,000,000
Adjustment to reflect own creditworthiness			37,000,000,000													8,000,000,000
Transfer from Level 1 to Level 2																	115,000,000,000	631,000,000,000	113,000,000,000	361,000,000,000		15,000,000,000	180,000,000,000	80,000,000,000	171,000,000,000	72,000,000,000	8,000,000,000	249,000,000,000	6,000,000,000
Transfer from Level 2 to Level 1																	12,000,000,000	455,000,000,000	7,000,000,000	441,000,000,000		5,000,000,000	7,000,000,000	391,000,000,000	7,000,000,000	388,000,000,000			7,000,000,000
Transfers out of Level 3, assets	111,000,000,000	[1]	132,000,000,000	[1]					21,000,000,000		19,000,000,000				14,000,000,000		25,000,000,000	126,000,000,000		25,000,000,000										16,000,000,000	35,000,000,000			6,000,000,000	5,000,000,000	6,000,000,000	44,000,000,000
Transfers out of Level 3, liabilities	61,000,000,000	[1]	95,000,000,000	[1]						15,000,000,000		8,000,000,000		19,000,000,000									48,000,000,000	61,000,000,000								48,000,000,000	59,000,000,000
Transfers into Level 3, Assets	154,000,000,000	[1]	119,000,000,000	[1]					34,000,000,000	8,000,000,000	14,000,000,000		21,000,000,000	15,000,000,000			15,000,000,000	146,000,000,000		6,000,000,000	[1]									9,000,000,000	69,000,000,000 [1]						62,000,000,000	[1]
Transfers into Level 3, liabilities	111,000,000,000	[1]	2,000,000,000	[1]											6,000,000,000								1,000,000,000	111,000,000,000									110,000,000,000
Recognized losses when the transfer into Level 3 occurred											5,000,000,000		2,000,000,000																				7,000,000,000
Recognized gains when the transfer into Level 3 occurred																																					9,000,000,000
Percentage of ownership of common stock						47.00%	47.00%	45.50%
Total revenue	2,079,943,000,000		1,851,760,000,000		1,385,492,000,000	99,000,000,000	101,000,000,000	106,000,000,000
Total expense						80,000,000,000	84,000,000,000	90,000,000,000
Net income	105,691,000,000		26,054,000,000		31,925,000,000	15,000,000,000	17,000,000,000	16,000,000,000
Total assets	37,942,439,000,000		35,697,312,000,000			5,434,000,000,000	5,354,000,000,000
Total liabilities	35,623,456,000,000		33,308,175,000,000			5,155,000,000,000	5,097,000,000,000
Gains from changes in fair value of the financial liabilities for which the fair value option was elected attributable, to the change in creditworthiness	31,000,000,000		17,000,000,000		9,000,000,000
Differences between the fair value of the aggregate unpaid principal balance (which is contractually principally protected) of loans and receivables, more (less) than the principal balance of such loans	1,000,000,000		1,000,000,000
Differences between the fair value of the aggregate unpaid principal balance (which is contractually principally protected) of long-term borrowings more (less) than the principal balance of such long-term borrowings	20,000,000,000		13,000,000,000
Concentrations of credit risk, percentage	22.00%		18.00%
Office buildings, land, equipment and facilities, impaired during period, fair value			¥ 17,000,000,000

[1]	If financial instruments move from Level 3 to another Level or move from another Level to Level 3, the amount reported in Transfers into Level 3 and Transfers out of Level 3 are the fair value as of the beginning of the quarter during which the movement occurs. Therefore if financial instruments move from another Level to Level 3, all gains/ (losses) during the quarter are included in the table and if financial instruments move from Level 3 to another Level, all gains/ (losses) during the year are excluded from the table.

Fair value measurements - Information on Investments Where Net Asset Value Per Share is Calculated (Detail) (JPY ¥) In Billions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012
Fair value, balance sheet grouping, financial statement captions [Line Items]
Fair value	¥ 138	[1]	¥ 185	[1]
Unfunded commitments	24	[2]	28	[2]
Hedge funds [Member]
Fair value, balance sheet grouping, financial statement captions [Line Items]
Redemption frequency (if currently eligible)	Monthly	[3]	Monthly	[3]
Redemption notice period	Same day-95 days	[4]	Same day-95 days	[4]
Fair value	68	[1]	109	[1]
Unfunded commitments	16	[2]	0	[2]
Venture capital funds [Member]
Fair value, balance sheet grouping, financial statement captions [Line Items]
Fair value	4	[1]	4	[1]
Unfunded commitments	1	[2]	1	[2]
Private equity funds [Member]
Fair value, balance sheet grouping, financial statement captions [Line Items]
Redemption frequency (if currently eligible)	Quarterly	[3]	Quarterly	[3]
Redemption notice period	30 days	[4]	30 days	[4]
Fair value	63	[1]	61	[1]
Unfunded commitments	7	[2]	12	[2]
Real estate funds [Member]
Fair value, balance sheet grouping, financial statement captions [Line Items]
Fair value	3	[1]	11	[1]
Unfunded commitments			¥ 15	[2]

[1]	Fair value generally determined using NAV per share as a practical expedient.
[2]	The contractual amount of any unfunded commitments Nomura is required to make to the entities in which the investment is held.
[3]	The range in frequency with which Nomura can redeem investments.
[4]	The range in notice period required to be provided before redemption is possible.

Fair value measurements - Gains (Losses) Due to Changes in Fair Value for Financial Instruments Measured at Fair Value Using Fair Value Option (Detail) (JPY ¥) In Billions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Assets: [Member]
Fair value, balance sheet grouping, financial statement captions [Line Items]
Gains (Losses) on assets	¥ 12	[1]	¥ (8)	[1]	¥ 10	[1]
Trading assets [Member]
Fair value, balance sheet grouping, financial statement captions [Line Items]
Gains (Losses) on assets	2	[1],[2]	0	[1],[2]	(4)	[1],[2]
Private equity investments [Member]
Fair value, balance sheet grouping, financial statement captions [Line Items]
Gains (Losses) on assets	(10)	[1],[2]	(12)	[1],[2]	0	[1],[2]
Loans and receivables [Member]
Fair value, balance sheet grouping, financial statement captions [Line Items]
Gains (Losses) on assets	19	[1]	(6)	[1]	8	[1]
Collateralized agreements [Member]
Fair value, balance sheet grouping, financial statement captions [Line Items]
Gains (Losses) on assets	0	[1],[3]	10	[1],[3]	6	[1],[3]
Other [Member]
Fair value, balance sheet grouping, financial statement captions [Line Items]
Gains (Losses) on assets	1	[1],[2]	0	[1],[2]
Liabilities: [Member]
Fair value, balance sheet grouping, financial statement captions [Line Items]
Gains (Losses) on liabilities	(56)	[1]	(26)	[1]	(44)	[1]
Short-term borrowings [Member]
Fair value, balance sheet grouping, financial statement captions [Line Items]
Gains (Losses) on liabilities	(4)	[1],[4]	(14)	[1],[4]	(7)	[1],[4]
Collateralized financing [Member]
Fair value, balance sheet grouping, financial statement captions [Line Items]
Gains (Losses) on liabilities	(1)	[1],[3]	(1)	[1],[3]	0	[1],[3]
Long-term borrowings [Member]
Fair value, balance sheet grouping, financial statement captions [Line Items]
Gains (Losses) on liabilities	(51)	[1],[4],[5]	(11)	[1],[4],[5]	(37)	[1],[4],[5]
Other liabilities [Member]
Fair value, balance sheet grouping, financial statement captions [Line Items]
Gains (Losses) on liabilities	¥ 0	[1],[6]	¥ 0	[1],[6]

[1]	Includes gains and losses reported primarily within Net gain on trading and Gain on private equity investments in the consolidated statements of income.
[2]	Includes equity investments that would have been accounted for under the equity method had Nomura not chosen to elect the fair value option.
[3]	Includes resale and repurchase agreements.
[4]	Includes structured notes and other financial liabilities.
[5]	Includes secured financing transactions arising from transfers of financial assets which did not meet the criteria for sales accounting.
[6]	Includes loan commitments.

Fair value measurements - Geographic Allocations of Nomura's Trading Assets Related to Government, State, Municipal, and Government Agency Securities (Detail) (Government, agency and municipal securities [Member], JPY ¥)
In Billions, unless otherwise specified	Mar. 31, 2013		Mar. 31, 2012
Fair value, concentration of credit risk [Line items]
Trading assets	¥ 8,534	[1]	¥ 6,598	[1]
Japan [Member]
Fair value, concentration of credit risk [Line items]
Trading assets	3,403		2,304
U.S. [Member]
Fair value, concentration of credit risk [Line items]
Trading assets	1,313		1,319
EU [Member]
Fair value, concentration of credit risk [Line items]
Trading assets	3,262		2,527
Other [Member]
Fair value, concentration of credit risk [Line items]
Trading assets	¥ 556		¥ 448

[1]	Other than above, there were \640 billion and \715 billion of government, agency and municipal securities in Other assets-Non-trading debt securities as of March 31, 2012 and 2013, respectively. The vast majority of these securities are Japanese government, agency and municipal securities.

Fair value measurements - Geographic Allocations of Nomura's Trading Assets Related to Government, State, Municipal, and Government Agency Securities (Parenthetical) (Detail) (JPY ¥)
In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Fair value, concentration of credit risk [Line items]
Non-trading debt securities	¥ 920,611	¥ 862,758
Government, agency and municipal securities [Member]
Fair value, concentration of credit risk [Line items]
Non-trading debt securities	¥ 715,000	¥ 640,000

Fair value measurements - Estimated Fair Value of Financial Instruments Not Carried at Fair Value (Detail) (JPY ¥)	Mar. 31, 2013		Mar. 31, 2012
Liabilities:
Securities sold under agreements to repurchase	¥ 264,767,000,000		¥ 307,083,000,000
Carrying value [Member]
Assets:
Cash and cash equivalents	805,000,000,000	[1]	1,071,000,000,000	[1]
Time deposits	578,000,000,000	[1]	653,000,000,000	[1]
Deposits with stock exchanges and other segregated cash	270,000,000,000	[1]	230,000,000,000	[1]
Loans receivable	1,575,000,000,000	[1],[2]	1,290,000,000,000	[1],[2]
Securities purchased under agreements to resell	8,295,000,000,000	[1]	7,663,000,000,000	[1]
Securities borrowed	5,820,000,000,000	[1]	6,080,000,000,000	[1]
Total Assets	17,343,000,000,000	[1]	16,987,000,000,000	[1]
Liabilities:
Short-term borrowings	738,000,000,000	[1]	1,186,000,000,000	[1]
Deposits received at banks	1,072,000,000,000	[1]	905,000,000,000	[1]
Securities sold under agreements to repurchase	12,444,000,000,000	[1]	9,928,000,000,000	[1]
Securities loaned	2,159,000,000,000	[1]	1,700,000,000,000	[1]
Long-term borrowings	7,592,000,000,000	[1]	8,505,000,000,000	[1]
Total Liabilities	24,005,000,000,000	[1]	22,224,000,000,000	[1]
Fair value [Member]
Assets:
Cash and cash equivalents	805,000,000,000	[1]	1,071,000,000,000	[1]
Time deposits	578,000,000,000	[1]	653,000,000,000	[1]
Deposits with stock exchanges and other segregated cash	270,000,000,000	[1]	230,000,000,000	[1]
Loans receivable	1,576,000,000,000	[1],[2]	1,286,000,000,000	[1],[2]
Securities purchased under agreements to resell	8,295,000,000,000	[1]	7,663,000,000,000	[1]
Securities borrowed	5,820,000,000,000	[1]	6,080,000,000,000	[1]
Total Assets	17,344,000,000,000	[1]	16,983,000,000,000	[1]
Liabilities:
Short-term borrowings	738,000,000,000	[1]	1,186,000,000,000	[1]
Deposits received at banks	1,072,000,000,000	[1]	905,000,000,000	[1]
Securities sold under agreements to repurchase	12,444,000,000,000	[1]	9,928,000,000,000	[1]
Securities loaned	2,159,000,000,000	[1]	1,700,000,000,000	[1]
Long-term borrowings	7,430,000,000,000	[1]	8,242,000,000,000	[1]
Total Liabilities	23,843,000,000,000	[1]	21,961,000,000,000	[1]
Fair value [Member] | Level 1 [Member]
Assets:
Cash and cash equivalents	805,000,000,000	[1]	1,071,000,000,000	[1]
Time deposits
Deposits with stock exchanges and other segregated cash
Loans receivable
Securities purchased under agreements to resell
Securities borrowed
Total Assets	805,000,000,000	[1]	1,071,000,000,000	[1]
Liabilities:
Short-term borrowings
Deposits received at banks
Securities sold under agreements to repurchase
Securities loaned
Long-term borrowings	114,000,000,000	[1]	154,000,000,000	[1]
Total Liabilities	114,000,000,000	[1]	154,000,000,000	[1]
Fair value [Member] | Level 2 [Member]
Assets:
Cash and cash equivalents
Time deposits	578,000,000,000	[1]	653,000,000,000	[1]
Deposits with stock exchanges and other segregated cash	270,000,000,000	[1]	230,000,000,000	[1]
Loans receivable	1,352,000,000,000	[1],[2]	1,031,000,000,000	[1],[2]
Securities purchased under agreements to resell	8,295,000,000,000	[1]	7,663,000,000,000	[1]
Securities borrowed	5,820,000,000,000	[1]	6,080,000,000,000	[1]
Total Assets	16,315,000,000,000	[1]	15,657,000,000,000	[1]
Liabilities:
Short-term borrowings	734,000,000,000	[1]	1,186,000,000,000	[1]
Deposits received at banks	1,071,000,000,000	[1]	905,000,000,000	[1]
Securities sold under agreements to repurchase	12,440,000,000,000	[1]	9,928,000,000,000	[1]
Securities loaned	2,159,000,000,000	[1]	1,700,000,000,000	[1]
Long-term borrowings	7,093,000,000,000	[1]	8,084,000,000,000	[1]
Total Liabilities	23,497,000,000,000	[1]	21,803,000,000,000	[1]
Fair value [Member] | Level 3 [Member]
Assets:
Cash and cash equivalents
Time deposits
Deposits with stock exchanges and other segregated cash
Loans receivable	224,000,000,000	[1],[2]	255,000,000,000	[1],[2]
Securities purchased under agreements to resell
Securities borrowed
Total Assets	224,000,000,000	[1]	255,000,000,000	[1]
Liabilities:
Short-term borrowings	4,000,000,000	[1]	0	[1]
Deposits received at banks	1,000,000,000	[1]
Securities sold under agreements to repurchase	4,000,000,000	[1]
Securities loaned
Long-term borrowings	223,000,000,000	[1]	4,000,000,000	[1]
Total Liabilities	¥ 232,000,000,000	[1]	¥ 4,000,000,000	[1]

[1]	Includes financial instruments which are carried at fair value on a recurring basis.
[2]	Carrying values are shown after deducting allowance for loan losses.

Derivative instruments and hedging activities - Additional Information (Detail) (JPY ¥) In Billions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Derivative [Line Items]
Offset of cash collateral receivables against net derivative liabilities	¥ 985	¥ 1,051
Offset of cash collateral payables against net derivative assets	1,033	867
Cash collateral receivables, not being offset against net derivatives	220	191
Cash collateral payables, not being offset against net derivatives	497	335
Derivative liability position with credit-risk-related contingent features	960	912
Collateral pledged for derivative instruments with credit-risk-related contingent features that are in a liability position	754	732
Additional collateral required to be posted, aggregate fair value	¥ 102	¥ 77

Derivative instruments and hedging activities - Concentration of Exposures to Credit Risk in OTC Derivatives (Detail) (JPY ¥) In Billions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Derivative [Line Items]
Gross fair value of derivative assets, Financial institutions	¥ 27,575	¥ 23,752
OTC derivatives with financial institutions [Member]
Derivative [Line Items]
Gross fair value of derivative assets, Financial institutions	20,169	18,881
Impact of master netting agreements, Financial institutions	(18,415)	(17,553)
Impact of collateral, Financial institutions	(981)	(797)
Net exposure to credit risk, Financial institutions	¥ 773	¥ 531

Derivative instruments and hedging activities - Volume of Derivative Activity in Statement of Financial Position (Detail) (JPY ¥) In Billions, unless otherwise specified	Mar. 31, 2013		Mar. 31, 2012
Derivative [Line Items]
Derivative assets, Notional	¥ 868,712		¥ 751,370
Derivative assets, Fair value	27,575		23,752
Derivative liabilities, Notional	849,858	[1]	711,836	[1],[2]
Derivative liabilities, Fair value	27,458	[1]	23,649	[1],[2]
Derivatives used for trading and non-trading purposes [Member]
Derivative [Line Items]
Derivative assets, Notional	866,872	[2],[3]	749,325	[2],[3]
Derivative assets, Fair value	27,486	[2],[3]	23,670	[2],[3]
Derivative liabilities, Notional	849,672	[1],[2],[3]	711,739	[1],[2],[3]
Derivative liabilities, Fair value	27,457	[1],[2],[3]	23,648	[1],[2],[3]
Derivatives used for trading and non-trading purposes [Member] | Equity contracts [Member]
Derivative [Line Items]
Derivative assets, Notional	14,130	[2],[3]	16,079	[2],[3]
Derivative assets, Fair value	1,857	[2],[3]	1,603	[2],[3]
Derivative liabilities, Notional	14,550	[1],[2],[3]	14,497	[1],[2],[3]
Derivative liabilities, Fair value	2,017	[1],[2],[3]	1,687	[1],[2],[3]
Derivatives used for trading and non-trading purposes [Member] | Interest rate contracts [Member]
Derivative [Line Items]
Derivative assets, Notional	727,129	[2],[3]	636,833	[2],[3]
Derivative assets, Fair value	21,685	[2],[3]	18,843	[2],[3]
Derivative liabilities, Notional	711,914	[1],[2],[3]	592,413	[1],[2],[3]
Derivative liabilities, Fair value	21,452	[1],[2],[3]	18,597	[1],[2],[3]
Derivatives used for trading and non-trading purposes [Member] | Credit contracts [Member]
Derivative [Line Items]
Derivative assets, Notional	44,582	[2],[3]	37,067	[2],[3]
Derivative assets, Fair value	1,839	[2],[3]	1,864	[2],[3]
Derivative liabilities, Notional	42,889	[1],[2],[3]	41,785	[1],[2],[3]
Derivative liabilities, Fair value	1,979	[1],[2],[3]	1,952	[1],[2],[3]
Derivatives used for trading and non-trading purposes [Member] | Foreign exchange contracts [Member]
Derivative [Line Items]
Derivative assets, Notional	81,002	[2],[3]	59,296	[2],[3]
Derivative assets, Fair value	2,104	[2],[3]	1,356	[2],[3]
Derivative liabilities, Notional	80,280	[1],[2],[3]	62,999	[1],[2],[3]
Derivative liabilities, Fair value	2,007	[1],[2],[3]	1,407	[1],[2],[3]
Derivatives used for trading and non-trading purposes [Member] | Commodity contracts [Member]
Derivative [Line Items]
Derivative assets, Notional	29	[2],[3]	50	[2],[3]
Derivative assets, Fair value	1	[2],[3]	4	[2],[3]
Derivative liabilities, Notional	39	[1],[2],[3]	45	[1],[2],[3]
Derivative liabilities, Fair value	2	[1],[2],[3]	5	[1],[2],[3]
Derivatives designated as hedging instruments [Member]
Derivative [Line Items]
Derivative assets, Notional	1,840		2,045
Derivative assets, Fair value	89		82
Derivative liabilities, Notional	186	[1]	97	[1]
Derivative liabilities, Fair value	1	[1]	1	[1]
Derivatives designated as hedging instruments [Member] | Interest rate contracts [Member]
Derivative [Line Items]
Derivative assets, Notional	1,748		1,855
Derivative assets, Fair value	88		78
Derivative liabilities, Notional	162	[1]
Derivative liabilities, Fair value	0	[1]
Derivatives designated as hedging instruments [Member] | Foreign exchange contracts [Member]
Derivative [Line Items]
Derivative assets, Notional	92		190
Derivative assets, Fair value	1		4
Derivative liabilities, Notional	24	[1]	97	[1]
Derivative liabilities, Fair value	¥ 1	[1]	¥ 1	[1]

[1]	Includes the amount of embedded derivatives bifurcated in accordance with ASC 815.
[2]	As of March 31, 2012 and 2013, the amounts reported include derivatives used for non-trading purposes which are not designated as fair value or net investment hedges. These amounts have not been separately presented since such amounts were not significant.
[3]	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rates contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment rates. Credit contracts include credit default swaps as well as derivatives referencing corporate and government securities.

Derivative instruments and hedging activities - Derivative Amounts Included in Consolidated Statements of Income (Detail) (Derivatives used for trading and non-trading purposes [Member], JPY ¥)
In Billions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Derivative [Line Items]
Net gain (loss) on trading derivatives	¥ (351)	[1],[2]	¥ (239)	[1],[2]	¥ 245	[1],[2]
Equity contracts [Member]
Derivative [Line Items]
Net gain (loss) on trading derivatives	(69)	[1],[2]	(137)	[1],[2]	206	[1],[2]
Interest rate contracts [Member]
Derivative [Line Items]
Net gain (loss) on trading derivatives	65	[1],[2]	42	[1],[2]	132	[1],[2]
Credit contracts [Member]
Derivative [Line Items]
Net gain (loss) on trading derivatives	(18)	[1],[2]	(73)	[1],[2]	88	[1],[2]
Foreign exchange contracts [Member]
Derivative [Line Items]
Net gain (loss) on trading derivatives	(329)	[1],[2]	(67)	[1],[2]	(171)	[1],[2]
Commodity contracts [Member]
Derivative [Line Items]
Net gain (loss) on trading derivatives	¥ 0	[1],[2]	¥ (4)	[1],[2]	¥ (10)	[1],[2]

[1]	Each derivative classification includes derivatives referencing multiple risk components. For example, interest rates contracts include complex derivatives referencing interest rate risk as well as foreign exchange risk or other factors such as prepayment rates. Credit contracts include credit default swaps as well as derivatives referencing corporate and government securities.
[2]	Includes net gains (losses) on derivatives used for non-trading purposes which are not designated as fair value or net investment hedges. For the years ended March 31, 2011, 2012 and 2013, these amounts have not been separately presented as net gains (losses) for these non-trading derivatives were not significant.

Derivative instruments and hedging activities - Fair Value Hedges (Detail) (JPY ¥) In Billions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Derivatives designated as hedging instruments [Member]
Derivative [Line Items]
Interest revenue / Interest expense	¥ 33	¥ 76	¥ 22
Derivatives designated as hedging instruments [Member] | Interest rate contracts [Member]
Derivative [Line Items]
Interest revenue / Interest expense	33	76	22
Hedged items [Member]
Derivative [Line Items]
Interest revenue / Interest expense	(33)	(76)	(22)
Hedged items [Member] | Long-term borrowings [Member]
Derivative [Line Items]
Interest revenue / Interest expense	¥ (33)	¥ (76)	¥ (22)

Derivative instruments and hedging activities - Net Investment Hedges (Detail) (JPY ¥) In Billions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Derivative [Line Items]
Other comprehensive income (loss)	¥ (29)	¥ 3	¥ 17
Long-term borrowings [Member]
Derivative [Line Items]
Other comprehensive income (loss)	(15)	4	17
Foreign exchange contracts [Member]
Derivative [Line Items]
Other comprehensive income (loss)	¥ (14)	¥ (1)	¥ 0

Derivative instruments and hedging activities - Written Credit Derivatives and Purchased Credit Protection (Detail) (JPY ¥) In Billions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012
Single-name credit default swaps [Member]
Credit Derivatives [Line Items]
Carrying value (Asset) / Liability	¥ 210	[1]	¥ 562	[1]
Maximum potential payout / Notional	24,659		20,159
Notional Purchased credit protection	22,431		18,692
Credit default indices [Member]
Credit Derivatives [Line Items]
Carrying value (Asset) / Liability	(16)	[1]	124	[1]
Maximum potential payout / Notional	12,722		10,738
Notional Purchased credit protection	11,592		9,334
Other credit risk related portfolio products [Member]
Credit Derivatives [Line Items]
Carrying value (Asset) / Liability	230	[1]	223	[1]
Maximum potential payout / Notional	2,586		3,298
Notional Purchased credit protection	1,710		2,138
Credit risk related options and swaptions [Member]
Credit Derivatives [Line Items]
Carrying value (Asset) / Liability	0	[1]	(1)	[1]
Maximum potential payout / Notional	51		781
Notional Purchased credit protection	42		651
Total [Member]
Credit Derivatives [Line Items]
Carrying value (Asset) / Liability	424	[1]	908	[1]
Maximum potential payout / Notional	40,018		34,976
Notional Purchased credit protection	35,775		30,815
Less than 1 year [Member] | Single-name credit default swaps [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	4,575		2,902
Less than 1 year [Member] | Credit default indices [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	1,482		1,667
Less than 1 year [Member] | Other credit risk related portfolio products [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	666		1,084
Less than 1 year [Member] | Credit risk related options and swaptions [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional			0
Less than 1 year [Member] | Total [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	6,723		5,653
1 to 3 years [Member] | Single-name credit default swaps [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	7,961		6,750
1 to 3 years [Member] | Credit default indices [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	3,555		2,089
1 to 3 years [Member] | Other credit risk related portfolio products [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	1,112		1,201
1 to 3 years [Member] | Total [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	12,628		10,040
3 to 5 years [Member] | Single-name credit default swaps [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	9,877		8,510
3 to 5 years [Member] | Credit default indices [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	6,815		5,807
3 to 5 years [Member] | Other credit risk related portfolio products [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	215		441
3 to 5 years [Member] | Credit risk related options and swaptions [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	27		439
3 to 5 years [Member] | Total [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	16,934		15,197
More than 5 years [Member] | Single-name credit default swaps [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	2,246		1,997
More than 5 years [Member] | Credit default indices [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	870		1,175
More than 5 years [Member] | Other credit risk related portfolio products [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	593		572
More than 5 years [Member] | Credit risk related options and swaptions [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	24		342
More than 5 years [Member] | Total [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	¥ 3,733		¥ 4,086

[1]	Carrying value amounts are shown on a gross basis prior to cash collateral or counterparty netting.

Derivative instruments and hedging activities - Written Credit Derivatives by External Credit Rating of Underlying Asset (Detail) (JPY ¥) In Billions, unless otherwise specified	Mar. 31, 2013		Mar. 31, 2012
Single-name credit default swaps [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	¥ 24,659		¥ 20,159
Credit default indices [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	12,722		10,738
Other credit risk related portfolio products [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	2,586		3,298
Credit risk related options and swaptions [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	51		781
Total [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	40,018		34,976
AAA Rating [Member] | Single-name credit default swaps [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	2,400		2,196
AAA Rating [Member] | Credit default indices [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	14		140
AAA Rating [Member] | Other credit risk related portfolio products [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	77		20
AAA Rating [Member] | Credit risk related options and swaptions [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional			0
AAA Rating [Member] | Total [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	2,491		2,356
AA Rating [Member] | Single-name credit default swaps [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	1,594		1,749
AA Rating [Member] | Credit default indices [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	589		711
AA Rating [Member] | Other credit risk related portfolio products [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	17		18
AA Rating [Member] | Credit risk related options and swaptions [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional			0
AA Rating [Member] | Total [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	2,200		2,478
A Rating [Member] | Single-name credit default swaps [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	5,945		5,878
A Rating [Member] | Credit default indices [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	6,360		5,358
A Rating [Member] | Other credit risk related portfolio products [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	9		3
A Rating [Member] | Credit risk related options and swaptions [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	18		137
A Rating [Member] | Total [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	12,332		11,376
BBB Rating [Member] | Single-name credit default swaps [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	8,208		5,550
BBB Rating [Member] | Credit default indices [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	3,516		2,905
BBB Rating [Member] | Other credit risk related portfolio products [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	127		111
BBB Rating [Member] | Credit risk related options and swaptions [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional			532
BBB Rating [Member] | Total [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	11,851		9,098
BB Rating [Member] | Single-name credit default swaps [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	4,073		2,974
BB Rating [Member] | Credit default indices [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	1,910		1,619
BB Rating [Member] | Other credit risk related portfolio products [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	243		212
BB Rating [Member] | Credit risk related options and swaptions [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	33		112
BB Rating [Member] | Total [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	6,259		4,917
Other Rating [Member] | Single-name credit default swaps [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	2,439	[1]	1,812	[1]
Other Rating [Member] | Credit default indices [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	333	[1]	5	[1]
Other Rating [Member] | Other credit risk related portfolio products [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	2,113	[1]	2,934	[1]
Other Rating [Member] | Total [Member]
Credit Derivatives [Line Items]
Maximum potential payout / Notional	¥ 4,885	[1]	¥ 4,751	[1]

[1]	"Other" includes credit derivatives where the credit rating of the underlying reference asset is below investment grade or where a rating is unavailable.

Private equity business - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Schedule Of Private Equity Investments [Line Items]
Investment at fair value	¥ 28,827	¥ 132,320	¥ 208,754	¥ 267,168
Investments	87,158	201,955
NPF [Member]
Schedule Of Private Equity Investments [Line Items]
Investments made in entities entry		21
Investment at fair value		789
Ashikaga Holdings [Member]
Schedule Of Private Equity Investments [Line Items]
Ownership percentage	47.00%
Terra Firma Investments [Member]
Schedule Of Private Equity Investments [Line Items]
Investment at fair value		102,649
TFCP II [Member]
Schedule Of Private Equity Investments [Line Items]
Ownership percentage	10.00%
Investments	234,000
Total commitment	23,362
Total commitment after recyclable distributions	4,001
Drawn down for investments	3,957
TFCP III [Member]
Schedule Of Private Equity Investments [Line Items]
Ownership percentage	2.00%
Investments	623,000
Total commitment	11,793
Drawn down for investments	¥ 11,094

Investment company accounting - Summary of Aggregate Fair Value and Cost of Investments (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011	Mar. 31, 2010
Schedule of Investments [Line Items]
Closing cost	¥ 24,393	[1]	¥ 31,691	[1]
Gross unrealized appreciation	11,711		110,600
Gross unrealized depreciation	(7,277)		(9,971)
Closing fair value	¥ 28,827		¥ 132,320		¥ 208,754	¥ 267,168

[1]	Cost is defined as the historical cost of each investment (i.e. purchase price) as adjusted for subsequent additional investment.

Investment company accounting - Summary of Performance of Investments (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Gain (Loss) on Investments [Line Items]
Opening fair value	¥ 132,320		¥ 208,754		¥ 267,168
Purchase / (sales) of investees during the period	(127,396)	[1]	(109,724)	[1]	(70,292)	[1]
Realized gains / (losses) during the period	19,181	[2]	35,931	[2]	10,070	[2]
Change in unrealized gains / (losses) during the period	4,722	[3]	(2,641)	[3]	1,808	[3]
Closing fair value	¥ 28,827		¥ 132,320		¥ 208,754

[1]	Acquisition cost of new investees and additional investments or sales proceeds of investees disposed of during the period.
[2]	Realized gains and losses are calculated as the difference between sales proceeds and the carrying values.
[3]	Includes the effect of foreign exchange movements.

Collateralized transactions - Fair Value of Securities Received as Collateral Available to Sell or Repledge (Detail) (JPY ¥) In Billions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Financial instruments received as collateral, borrowed with collateral and without collateral [Line items]
The fair value of securities received as collateral, securities borrowed as collateral and securities borrowed without collateral where Nomura is permitted by contract or custom to sell or repledge the securities	¥ 35,281	¥ 32,075
The portion of the above that has been sold (reported within Trading liabilities in the consolidated balance sheets) or repledged	¥ 28,488	¥ 23,895

Collateralized transactions - Assets Owned, Pledged as Collateral (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013		Mar. 31, 2012
Financial Instruments Owned and Pledged as Collateral [Line Items]
Trading assets (without right to sell or repledge)	¥ 3,374,749		¥ 3,171,738
Non-trading debt securities	49,811		54,969
Investments in and advances to affiliated companies	37,636		33,921
Equities and convertible securities [Member]
Financial Instruments Owned and Pledged as Collateral [Line Items]
Trading assets (without right to sell or repledge)	86,108		47,966
Government and government agency securities [Member]
Financial Instruments Owned and Pledged as Collateral [Line Items]
Trading assets (without right to sell or repledge)	1,314,277		1,333,482
Bank and corporate debt securities [Member]
Financial Instruments Owned and Pledged as Collateral [Line Items]
Trading assets (without right to sell or repledge)	161,233		139,863
Commercial mortgage-backed securities ("CMBS") [Member]
Financial Instruments Owned and Pledged as Collateral [Line Items]
Trading assets (without right to sell or repledge)	33,723		40,183
Residential mortgage-backed securities ("RMBS") [Member]
Financial Instruments Owned and Pledged as Collateral [Line Items]
Trading assets (without right to sell or repledge)	1,674,898		1,527,946
Collateralized debt obligations ("CDO") and other [Member]
Financial Instruments Owned and Pledged as Collateral [Line Items]
Trading assets (without right to sell or repledge)	84,065	[1]	82,298	[1]
Investment trust funds and other [Member]
Financial Instruments Owned and Pledged as Collateral [Line Items]
Trading assets (without right to sell or repledge)	16,335
Deposits with stock exchanges and other segregated cash [Member]
Financial Instruments Owned and Pledged as Collateral [Line Items]
Trading assets (without right to sell or repledge)	¥ 4,110

[1]	Includes CLO and ABS those on credit card loans, auto loans and student loans.

Collateralized transactions - Assets Subject to Lien (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Collateralized Transactions Assets Subject To Lien [Line Items]
Assets subject to lien, amount	¥ 1,526,278	¥ 2,285,209
Loans and receivables [Member]
Collateralized Transactions Assets Subject To Lien [Line Items]
Assets subject to lien, amount	706	55,236
Trading assets [Member]
Collateralized Transactions Assets Subject To Lien [Line Items]
Assets subject to lien, amount	1,208,753	1,515,079
Office buildings, land, equipment and facilities [Member]
Collateralized Transactions Assets Subject To Lien [Line Items]
Assets subject to lien, amount	955	116,530
Non-trading debt securities [Member]
Collateralized Transactions Assets Subject To Lien [Line Items]
Assets subject to lien, amount	315,781	337,681
Other [Member]
Collateralized Transactions Assets Subject To Lien [Line Items]
Assets subject to lien, amount	¥ 83	¥ 260,683

Non-trading securities - Non-Trading securities Reconciliation (Detail) (Insurance subsidiary [Member], JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Non-trading debt securities [Line Items]
Cost and/or amortized cost	¥ 271,403	¥ 240,917
Gross unrealized gains	18,943	3,754
Gross unrealized losses	321	2,415
Fair value	290,025	242,256
Government, agency and municipal securities [Member]
Non-trading debt securities [Line Items]
Cost and/or amortized cost	177,374	150,203
Gross unrealized gains	5,294	445
Gross unrealized losses	126	164
Fair value	182,542	150,484
Other debt securities [Member]
Non-trading debt securities [Line Items]
Cost and/or amortized cost	54,032	37,356
Gross unrealized gains	726	115
Gross unrealized losses	86	182
Fair value	54,672	37,289
Equity securities [Member]
Non-trading debt securities [Line Items]
Cost and/or amortized cost	39,997	53,358
Gross unrealized gains	12,923	3,194
Gross unrealized losses	109	2,069
Fair value	¥ 52,811	¥ 54,483

Non-trading securities - Additional Information (Detail) (Insurance subsidiary [Member], JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013 Security	Mar. 31, 2012 Security
Insurance subsidiary [Member]
Non-trading debt securities [Line Items]
Non-trading securities disposed	¥ 525,965	¥ 317,806
Non-trading securities realized gain	12,050	6,331
Non-trading securities realized loss	1,134	1,282
Total proceeds received from disposals	536,881	322,855
Total number of non-trading securities that are in an unrealized loss positions	80	70
Other-than-temporary impairment loss recognized	4,900	1,078
Other-than-temporary impairment loss recognized within other comprehensive income (loss)	¥ 7

Non-trading securities - Fair Value of Residual contractual Maturity of Non-trading Securities (Detail) (Insurance subsidiary [Member], JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013
Insurance subsidiary [Member]
Non-trading debt securities [Line Items]
Total	¥ 237,214
Less than 1 year	36,906
1 to 5 years	84,878
5 to 10 years	98,199
More than 10 years	¥ 17,231

Non-trading securities - Fair Value and Unrealized Losses of Non-Trading Securities (Detail) (Insurance subsidiary [Member], JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Non-trading debt securities [Line Items]
Less than 12 months, Fair value	¥ 68,321	¥ 41,923
Less than 12 months, Gross unrealized losses	275	2,415
More than 12 months, Fair value	2,903
More than 12 months, Gross unrealized losses	46
Fair value	71,224	41,923
Gross unrealized losses	321	2,415
Government, agency and municipal securities [Member]
Non-trading debt securities [Line Items]
Less than 12 months, Fair value	56,400	14,954
Less than 12 months, Gross unrealized losses	80	164
More than 12 months, Fair value	2,903
More than 12 months, Gross unrealized losses	46
Fair value	59,303	14,954
Gross unrealized losses	126	164
Other debt securities [Member]
Non-trading debt securities [Line Items]
Less than 12 months, Fair value	10,404	5,920
Less than 12 months, Gross unrealized losses	86	182
Fair value	10,404	5,920
Gross unrealized losses	86	182
Equity securities [Member]
Non-trading debt securities [Line Items]
Less than 12 months, Fair value	1,517	21,049
Less than 12 months, Gross unrealized losses	109	2,069
Fair value	1,517	21,049
Gross unrealized losses	¥ 109	¥ 2,069

Securitizations and Variable Interest Entities - Additional Information (Detail) (JPY ¥) In Billions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012
Variable Interest Entity [Line Items]
Proceeds received from new securitizations	¥ 407	¥ 349
Debt securities issued by special purpose entities initial fair value	1,783	1,336
Cash inflows from third parties on the sale of debt securities	951	723
Cumulative balance of financial assets to SPEs	4,109	3,782
Retained interest	300	165
Interests held in SPEs	26	14
Outstanding collateral service agreements or written credit default swap agreements	¥ 18	¥ 27
Minimum [Member]
Variable Interest Entity [Line Items]
Percentage of changes in fair value based on adverse effect	10.00%
Maximum [Member]
Variable Interest Entity [Line Items]
Percentage of changes in fair value based on adverse effect	20.00%

Securitizations and Variable Interest Entities - Fair Value of Retained Interests (Detail) (JPY ¥) In Billions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Schedule of fair value of retained interests [Line Items]
Type of transferred assets	¥ 300	¥ 165
Government, agency and municipal securities [Member]
Schedule of fair value of retained interests [Line Items]
Type of transferred assets	296	163
Bank and corporate debt securities [Member]
Schedule of fair value of retained interests [Line Items]
Type of transferred assets	0	0
Mortgage and mortgage-backed securities [Member]
Schedule of fair value of retained interests [Line Items]
Type of transferred assets	4	2
Level 1 [Member]
Schedule of fair value of retained interests [Line Items]
Type of transferred assets
Level 2 [Member]
Schedule of fair value of retained interests [Line Items]
Type of transferred assets	298	163
Level 2 [Member] | Government, agency and municipal securities [Member]
Schedule of fair value of retained interests [Line Items]
Type of transferred assets	296	163
Level 2 [Member] | Mortgage and mortgage-backed securities [Member]
Schedule of fair value of retained interests [Line Items]
Type of transferred assets	2
Level 3 [Member]
Schedule of fair value of retained interests [Line Items]
Type of transferred assets	2	2
Level 3 [Member] | Bank and corporate debt securities [Member]
Schedule of fair value of retained interests [Line Items]
Type of transferred assets	0	0
Level 3 [Member] | Mortgage and mortgage-backed securities [Member]
Schedule of fair value of retained interests [Line Items]
Type of transferred assets	2	2
Investment grade [Member]
Schedule of fair value of retained interests [Line Items]
Type of transferred assets	298	163
Investment grade [Member] | Government, agency and municipal securities [Member]
Schedule of fair value of retained interests [Line Items]
Type of transferred assets	296	161
Investment grade [Member] | Mortgage and mortgage-backed securities [Member]
Schedule of fair value of retained interests [Line Items]
Type of transferred assets	2	2
Other SPE [Member]
Schedule of fair value of retained interests [Line Items]
Type of transferred assets	2	2
Other SPE [Member] | Government, agency and municipal securities [Member]
Schedule of fair value of retained interests [Line Items]
Type of transferred assets		2
Other SPE [Member] | Bank and corporate debt securities [Member]
Schedule of fair value of retained interests [Line Items]
Type of transferred assets	0	0
Other SPE [Member] | Mortgage and mortgage-backed securities [Member]
Schedule of fair value of retained interests [Line Items]
Type of transferred assets	¥ 2

Securitizations and Variable Interest Entities - Fair Value of Firm's Retained Interests and Sensitivity of This Fair Value (Detail) (JPY ¥) In Billions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012
Variable Interest Entity [Line Items]
Fair value of retained interests	¥ 300		¥ 165
Material Retained Interest Held [Domain]
Variable Interest Entity [Line Items]
Fair value of retained interests			165
Material retained interests held [Member]
Variable Interest Entity [Line Items]
Fair value of retained interests	288	[1]	157	[1]
Weighted-average life (Years)	6 years		7 years
Constant prepayment rate	10.10%		8.10%
Impact of 10% adverse change	(2.6)		(1.3)
Impact of 20% adverse change	(5)		(2.4)
Discount rate	3.60%		3.30%
Impact of 10% adverse change	(4.2)		(3.7)
Impact of 20% adverse change	¥ (8.2)		¥ (7.1)

[1]	The sensitivity analysis covers the material retained interests held of \157 billion out of \165 billion as of March 31, 2012 and \288 billion out of \300 billion as of March 31, 2013. Nomura considers the amount or the probability of anticipated credit loss from the retained interests which Nomura continuously holds would be minimal.

Securitizations and Variable Interest Entities - Fair Value of Firm's Retained Interests and Sensitivity of This Fair Value (Parenthetical) (Detail) (JPY ¥) In Billions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2013 Material retained interest held [Domain]	Mar. 31, 2012 Material retained interest held [Domain]	Mar. 31, 2013 Material retained interests held [Member]	Mar. 31, 2012 Material retained interests held [Member]	Mar. 31, 2013 Minimum [Member]	Mar. 31, 2013 Minimum [Member] Material retained interest held [Domain]	Jan. 31, 2013 Minimum [Member] Material retained interest held [Domain]	Mar. 31, 2013 Maximum [Member]	Mar. 31, 2013 Maximum [Member] Material retained interest held [Domain]	Jan. 31, 2013 Maximum [Member] Material retained interest held [Domain]
Variable Interest Entity [Line Items]
Percentage of changes in fair value based on adverse effect							10.00%	10.00%	10.00%	20.00%	20.00%	20.00%
Sensitivity analysis for material retained interest					¥ 288	¥ 157
Retained interests	¥ 300	¥ 165	¥ 0	¥ 165	¥ 300	¥ 165

Securitizations and Variable Interest Entities - Type and Carrying Value of Financial Assets (Detail) (JPY ¥)	Mar. 31, 2013	Mar. 31, 2012
Liabilities [Abstract]
Long-term borrowings	¥ 7,592,368,000,000	¥ 8,504,840,000,000
Transferred to SPEs [Member]
Trading assets
Equities	72,000,000,000	116,000,000,000
Debt securities	86,000,000,000	84,000,000,000
Mortgage and mortgage-backed securities	24,000,000,000	27,000,000,000
Long-term loans receivable	8,000,000,000	21,000,000,000
Total	190,000,000,000	248,000,000,000
Liabilities [Abstract]
Long-term borrowings	¥ 177,000,000,000	¥ 223,000,000,000

Securitizations and Variable Interest Entities - Classification of Consolidated VIEs' Assets and Liabilities (Detail) (JPY ¥)	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011	Mar. 31, 2010
Assets
Cash and cash equivalents	¥ 805,087,000,000		¥ 1,070,520,000,000		¥ 1,620,340,000,000	¥ 1,020,647,000,000
Trading assets
Private equity investments	87,158,000,000		201,955,000,000
Securities purchased under agreements to resell	8,295,372,000,000		7,662,748,000,000
Other	602,159,000,000		1,475,123,000,000
Trading liabilities
Securities sold under agreements to repurchase	12,444,317,000,000		9,928,293,000,000
Borrowings
Short-term borrowings	738,445,000,000		1,185,613,000,000
Long-term borrowings	7,592,368,000,000		8,504,840,000,000
Variable Interest Entity, primary beneficiary [Member]
Assets
Cash and cash equivalents	13,000,000,000		52,000,000,000
Trading assets
Equities	353,000,000,000		730,000,000,000
Debt securities	200,000,000,000		180,000,000,000
Mortgage and mortgage-backed securities	138,000,000,000		84,000,000,000
Investment trust funds and other			0
Derivatives	3,000,000,000		4,000,000,000
Private equity investments	1,000,000,000		1,000,000,000
Securities purchased under agreements to resell	12,000,000,000		7,000,000,000
Office buildings, land, equipment and facilities	17,000,000,000		140,000,000,000	[1]
Other	64,000,000,000	[2]	408,000,000,000	[1],[2]
Total	801,000,000,000		1,606,000,000,000
Trading liabilities
Debt securities	6,000,000,000		4,000,000,000
Derivatives	15,000,000,000		38,000,000,000
Securities sold under agreements to repurchase	4,000,000,000		0
Borrowings
Short-term borrowings
Long-term borrowings	458,000,000,000		992,000,000,000
Other	7,000,000,000		35,000,000,000
Total	490,000,000,000		1,069,000,000,000
Aircraft purchase deposits	¥ 16,000,000,000		¥ 17,000,000,000

[1]	Includes real estate and real estate for sale held by SPEs related to a consolidated subsidiary. That subsidiary was de-consolidated during the year ended March 31, 2013.
[2]	Includes aircraft purchase deposits of \17 billion and \16 billion as of March 31, 2012 and 2013, respectively. In relation to these aircraft purchase deposits, certain of these SPEs have commitments to purchase aircraft. See Note 22 "Commitments, contingencies and guarantees" for further information.

Securitizations and Variable Interest Entities - Carrying Amount of Assets and Liabilities of Unconsolidated VIEs (Detail) (JPY ¥) In Billions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Variable Interest Entity [Line Items]
Carrying amount of variable interests, Assets	¥ 3,363	¥ 2,485
Carrying amount of variable interests, Liabilities		9
Maximum exposure to loss to unconsolidated VIEs	3,414	2,531
Equities [Member]
Variable Interest Entity [Line Items]
Carrying amount of variable interests, Assets	65	58
Carrying amount of variable interests, Liabilities
Maximum exposure to loss to unconsolidated VIEs	65	58
Debt securities [Member]
Variable Interest Entity [Line Items]
Carrying amount of variable interests, Assets	173	133
Carrying amount of variable interests, Liabilities
Maximum exposure to loss to unconsolidated VIEs	173	133
Mortgage and mortgage-backed securities [Member]
Variable Interest Entity [Line Items]
Carrying amount of variable interests, Assets	2,843	2,137
Carrying amount of variable interests, Liabilities
Maximum exposure to loss to unconsolidated VIEs	2,843	2,137
Investment trust funds and other [Member]
Variable Interest Entity [Line Items]
Carrying amount of variable interests, Assets	161	96
Carrying amount of variable interests, Liabilities
Maximum exposure to loss to unconsolidated VIEs	161	96
Derivatives [Member]
Variable Interest Entity [Line Items]
Carrying amount of variable interests, Assets	0	0
Carrying amount of variable interests, Liabilities		9
Maximum exposure to loss to unconsolidated VIEs	18	27
Private equity investments [Member]
Variable Interest Entity [Line Items]
Carrying amount of variable interests, Assets	28	25
Carrying amount of variable interests, Liabilities
Maximum exposure to loss to unconsolidated VIEs	28	25
Short-term loans [Member]
Variable Interest Entity [Line Items]
Carrying amount of variable interests, Assets	7	2
Carrying amount of variable interests, Liabilities
Maximum exposure to loss to unconsolidated VIEs	7	2
Long-term loans [Member]
Variable Interest Entity [Line Items]
Carrying amount of variable interests, Assets	82	29
Carrying amount of variable interests, Liabilities
Maximum exposure to loss to unconsolidated VIEs	82	29
Other assets [Member]
Variable Interest Entity [Line Items]
Carrying amount of variable interests, Assets	4	5
Carrying amount of variable interests, Liabilities
Maximum exposure to loss to unconsolidated VIEs	4	5
Commitments to extend credit and other guarantees [Member]
Variable Interest Entity [Line Items]
Carrying amount of variable interests, Assets
Carrying amount of variable interests, Liabilities
Maximum exposure to loss to unconsolidated VIEs	¥ 33	¥ 19

Financing receivables - Summary of Loans Receivable Reported Within Loans Receivable or Investments in and Advances to Affiliated Companies (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013		Mar. 31, 2012
Schedule Of Financing Receivables [Line Items]
Carried at fair value	¥ 524,049		¥ 458,352
Total	1,575,494		1,293,372
Related Party [Domain]
Schedule Of Financing Receivables [Line Items]
Carried at amortized cost	1,063,821		845,669
Carried at fair value	524,049	[1]	458,352	[1]
Total	1,587,870		1,304,021
Affiliated companies
Schedule Of Financing Receivables [Line Items]
Carried at amortized cost	12,376		10,649
Carried at fair value
Total	12,376		10,649
Loans at banks [Member] | Related Party [Domain]
Schedule Of Financing Receivables [Line Items]
Carried at amortized cost	263,608		235,407
Carried at fair value	153	[1]	50,109	[1]
Total	263,761		285,516
Short-term secured margin loans [Member] | Related Party [Domain]
Schedule Of Financing Receivables [Line Items]
Carried at amortized cost	288,574		165,246
Carried at fair value
Total	288,574		165,246
Inter-bank money market loans [Member] | Related Party [Domain]
Schedule Of Financing Receivables [Line Items]
Carried at amortized cost	76,968		95,461
Carried at fair value
Total	76,968		95,461
Corporate loans [Member] | Related Party [Domain]
Schedule Of Financing Receivables [Line Items]
Carried at amortized cost	422,295		338,906
Carried at fair value	523,896	[1]	408,243	[1]
Total	946,191		747,149
Total loans receivable [Member] | Related Party [Domain]
Schedule Of Financing Receivables [Line Items]
Carried at amortized cost	1,051,445		835,020
Carried at fair value	524,049	[1]	458,352	[1]
Total	¥ 1,575,494		¥ 1,293,372

[1]	Includes loans receivable and loan commitments carried at fair value through election of the fair value option.

Financing receivables - Changes in Allowance for Losses for Current Period (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Financing Receivable, Allowance for Credit Losses [Line Items]
Allowance for loan losses, Balance at beginning of year	¥ 3,385		¥ 3,809		¥ 4,389
Allowance for loan losses, Provision for losses	(2,401)		(350)		(833)
Allowance for loan losses, Charge-offs	(38)		(2)		(32)
Allowance for loan losses, Other	(7)	[1]	(72)	[1]	285	[1]
Allowance for loan losses, Balance at end of year	939		3,385		3,809
Allowance for receivables other than loans, Balance at beginning of year	1,503		1,051		1,036
Allowance for receivables other than loans, Provision for losses	(13)		20		143
Allowance for receivables other than loans, Charge-offs			(1)		(59)
Allowance for receivables other than loans, Other	(171)	[1]	433	[1]	(69)	[1]
Allowance for receivables other than loans, Balance at end of year	1,319		1,503		1,051
Total allowance for doubtful accounts, Balance at beginning of year	4,888		4,860		5,425
Total allowance for doubtful accounts, Provision for losses	2,414		(330)		(690)
Total allowance for doubtful accounts, Charge-offs	(38)		(3)		(91)
Total allowance for doubtful accounts, Other	(178)	[1]	361	[1]	216	[1]
Total allowance for doubtful accounts, Balance at end of year	2,258		4,888		4,860
Loans at banks [Member]
Financing Receivable, Allowance for Credit Losses [Line Items]
Allowance for loan losses, Balance at beginning of year	552		339		783
Allowance for loan losses, Provision for losses	238		213		(253)
Allowance for loan losses, Charge-offs	(1)				(32)
Allowance for loan losses, Other					(159)	[1]
Allowance for loan losses, Balance at end of year	789		552		339
Short-term secured margin loans [Member]
Financing Receivable, Allowance for Credit Losses [Line Items]
Allowance for loan losses, Balance at beginning of year	24		37		25
Allowance for loan losses, Provision for losses	13		(11)		13
Allowance for loan losses, Charge-offs	(11)		(2)
Allowance for loan losses, Other	0	[1]	0	[1]	(1)	[1]
Allowance for loan losses, Balance at end of year	26		24		37
Inter-bank money market loans [Member]
Financing Receivable, Allowance for Credit Losses [Line Items]
Allowance for loan losses, Balance at beginning of year					5
Allowance for loan losses, Provision for losses					(5)
Allowance for loan losses, Charge-offs
Allowance for loan losses, Other
Allowance for loan losses, Balance at end of year
Corporate loans [Member]
Financing Receivable, Allowance for Credit Losses [Line Items]
Allowance for loan losses, Balance at beginning of year	2,758		3,422		3,576
Allowance for loan losses, Provision for losses	(2,630)		(592)		(599)
Allowance for loan losses, Charge-offs	(26)
Allowance for loan losses, Other	(7)	[1]	(72)	[1]	445	[1]
Allowance for loan losses, Balance at end of year	95		2,758		3,422
Advances to affiliated companies [Member]
Financing Receivable, Allowance for Credit Losses [Line Items]
Allowance for loan losses, Balance at beginning of year	51		11
Allowance for loan losses, Provision for losses	(22)		40		11
Allowance for loan losses, Charge-offs
Allowance for loan losses, Other
Allowance for loan losses, Balance at end of year	¥ 29		¥ 51		¥ 11

[1]	Includes the effect of foreign exchange movements.

Financing receivables - Schedule of Allowance for Loan Losses and Loans by Impairment Methodology and Type of Loans (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Financing Receivable, Allowance for Credit Losses [Line Items]
Allowance by impairment methodology, Evaluated individually	¥ 13	¥ 2,704
Allowance by impairment methodology, Evaluated collectively	926	681
Total allowance for loan losses	939	3,385	3,809	4,389
Loans by impairment methodology, Evaluated individually	578,713	484,015
Loans by impairment methodology, Evaluated collectively	485,108	361,654
Total loans	1,063,821	845,669
Loans at banks [Member]
Financing Receivable, Allowance for Credit Losses [Line Items]
Allowance by impairment methodology, Evaluated individually	6	14
Allowance by impairment methodology, Evaluated collectively	783	538
Total allowance for loan losses	789	552	339	783
Loans by impairment methodology, Evaluated individually	76	212
Loans by impairment methodology, Evaluated collectively	263,532	235,195
Total loans	263,608	235,407
Short-term secured margin loans [Member]
Financing Receivable, Allowance for Credit Losses [Line Items]
Allowance by impairment methodology, Evaluated individually		10
Allowance by impairment methodology, Evaluated collectively	26	14
Total allowance for loan losses	26	24	37	25
Loans by impairment methodology, Evaluated individually	83,399	58,636
Loans by impairment methodology, Evaluated collectively	205,175	106,610
Total loans	288,574	165,246
Inter-bank money market loans [Member]
Financing Receivable, Allowance for Credit Losses [Line Items]
Allowance by impairment methodology, Evaluated individually
Allowance by impairment methodology, Evaluated collectively
Total allowance for loan losses				5
Loans by impairment methodology, Evaluated individually	76,968	95,461
Loans by impairment methodology, Evaluated collectively
Total loans	76,968	95,461
Corporate loans [Member]
Financing Receivable, Allowance for Credit Losses [Line Items]
Allowance by impairment methodology, Evaluated individually	7	2,680
Allowance by impairment methodology, Evaluated collectively	88	78
Total allowance for loan losses	95	2,758	3,422	3,576
Loans by impairment methodology, Evaluated individually	412,675	329,312
Loans by impairment methodology, Evaluated collectively	9,620	9,594
Total loans	422,295	338,906
Advances to affiliated companies [Member]
Financing Receivable, Allowance for Credit Losses [Line Items]
Allowance by impairment methodology, Evaluated individually
Allowance by impairment methodology, Evaluated collectively	29	51
Total allowance for loan losses	29	51	11
Loans by impairment methodology, Evaluated individually	5,595	394
Loans by impairment methodology, Evaluated collectively	6,781	10,255
Total loans	¥ 12,376	¥ 10,649

Financing receivables - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Schedule Of Financing Receivables [Line Items]
Amount of nonaccrual status loan	¥ 5,855	¥ 40,565
Related allowance, recorded investment		35,721
Related allowance, total unpaid principal balance		38,103
Related allowance		¥ 2,693

Financing receivables - Analysis of Each Class of Loans Not Carried at Fair Value Using Nomura's Internal Ratings or Equivalent Credit Quality Indicators (Detail) (JPY ¥)
In Millions, unless otherwise specified	Mar. 31, 2013		Mar. 31, 2012
Financing receivable, recorded investment [Line items]
Loans receivable gross	¥ 1,063,821		¥ 845,669
Secured loans at banks [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	169,233		154,887
Unsecured loans at banks [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	94,375		80,520
Short-term secured margin loans [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	288,574		165,246
Secured inter-bank money market loans [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	1,968		1,461
Unsecured inter-bank money market loans [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	75,000		94,000
Secured corporate loans [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	395,933		299,987
Unsecured corporate loans [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	26,362		38,919
Advances to affiliated companies [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	12,376		10,649
AAA-BBB [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	502,403		411,536
AAA-BBB [Member] | Secured loans at banks [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	105,199		92,207
AAA-BBB [Member] | Unsecured loans at banks [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	93,266		80,507
AAA-BBB [Member] | Secured inter-bank money market loans [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	1,968		1,461
AAA-BBB [Member] | Unsecured inter-bank money market loans [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	75,000		94,000
AAA-BBB [Member] | Secured corporate loans [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	220,189		131,767
AAA-BBB [Member] | Unsecured corporate loans [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross			1,339
AAA-BBB [Member] | Advances to affiliated companies [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	6,781		10,255
BB-CCC [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	223,023		160,080
BB-CCC [Member] | Secured loans at banks [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	30,826		29,169
BB-CCC [Member] | Unsecured loans at banks [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	1,103
BB-CCC [Member] | Secured corporate loans [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	164,205		93,331
BB-CCC [Member] | Unsecured corporate loans [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	26,362		37,580
BB-CCC [Member] | Advances to affiliated companies [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	527
CC-D [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	7,975		4,245
CC-D [Member] | Unsecured loans at banks [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	6		13
CC-D [Member] | Secured corporate loans [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	7,969		4,232
Others [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	330,420	[1]	269,808	[1]
Others [Member] | Secured loans at banks [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	33,208	[1]	33,511	[1]
Others [Member] | Short-term secured margin loans [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	288,574	[1]	165,246	[1]
Others [Member] | Secured corporate loans [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	3,570	[1]	70,657	[1]
Others [Member] | Advances to affiliated companies [Member]
Financing receivable, recorded investment [Line items]
Loans receivable gross	¥ 5,068	[1]	¥ 394	[1]

[1]	Relate to collateralized exposures where a specified ratio of LTV is maintained.

Leases - Lease Deposits and Rents Received from NRI (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Leases [Line Items]
Lease deposits		¥ 11,738
Rental income	¥ 4,272	¥ 3,848

Leases - Assets by Type Which Nomura Leases on Operating Leases (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013
Leases [Line Items]
Cost	¥ 21,298
Accumulated depreciation	(2,547)
Net carrying amount	18,751
Real estate [Member]
Leases [Line Items]
Cost	3,426	[1]
Accumulated depreciation	(1,215)	[1]
Net carrying amount	2,211	[1]
Aircraft [Member]
Leases [Line Items]
Cost	17,872
Accumulated depreciation	(1,332)
Net carrying amount	¥ 16,540

[1]	Cost, accumulated depreciation and net carrying amounts include amounts relating to real estate space utilized by Nomura.

Leases - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Leases [Line Items]
Recognized rental income	¥ 78,667	¥ 66,180	¥ 2,747
Minimum lease payments to be received, Total	7,187
Rental expenses, net of sublease rental income	46,975	43,536	48,957
Capital lease assets	¥ 24,170	¥ 27,902

Leases - Schedule of Future Minimum Lease Payments to be Received on Non-Cancelable Operating Leases (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013
Leases [Line Items]
Minimum lease payments to be received, Total	¥ 7,187
Minimum lease payments to be received, Less than 1 year	1,350
Minimum lease payments to be received, 1 to 2 years	1,239
Minimum lease payments to be received, 2 to 3 years	1,166
Minimum lease payments to be received, 3 to 4 years	581
Minimum lease payments to be received, 4 to 5 years	490
Minimum lease payments to be received, More than 5 years	¥ 2,361

Leases - Lease Deposits and Rents Paid to NLB (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012		Mar. 31, 2011
Leases [Line Items]
Lease deposits				¥ 4,229
Rental expenses		¥ 622	[1]	¥ 4,358	[1]

[1]	Rental expenses for the year ended March 31, 2012 were those paid to NLB for the period before NLB was consolidated.

Leases - Schedule of Future Minimum Lease Payments under Non-Cancelable Operating Leases with Remaining Terms Exceeding One Year (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013
Leases [Line Items]
Total minimum lease payments	¥ 154,254
Less: Sublease rental income	(9,338)
Net minimum lease payments	¥ 144,916

Leases - Schedule of Future Minimum Lease Payments under Non-Cancelable Operating Leases for Current Period (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013
Leases [Line Items]
Total minimum lease payments	¥ 154,254
Minimum lease payments, Less than 1 year	17,801
Minimum lease payments, 1 to 2 years	16,503
Minimum lease payments, 2 to 3 years	14,393
Minimum lease payments, 3 to 4 years	11,200
Minimum lease payments, 4 to 5 years	10,585
Minimum lease payments, More than 5 years	¥ 83,772

Leases - Schedule of Future Minimum Lease Payments under Capital Leases (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013
Leases [Line Items]
Total minimum lease payments	¥ 54,036
Less: Amount representing interest	(28,483)
Present value of net lease payments	¥ 25,553

Leases - Schedule of Future Minimum Lease Payments under Capital Leases for Current Period (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013
Leases [Line Items]
Total minimum lease payments	¥ 54,036
Minimum lease payments, Less than 1 year	497
Minimum lease payments, 1 to 2 years	405
Minimum lease payments, 2 to 3 years	2,992
Minimum lease payments, 3 to 4 years	3,511
Minimum lease payments, 4 to 5 years	3,454
Minimum lease payments, More than 5 years	¥ 43,177

Business combinations - Additional Information (Detail) (JPY ¥) In Millions, except Share data, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012	Jul. 01, 2011	May 24, 2011 Nomura Land and Building Co., Ltd. [Member]	Mar. 31, 2013 Nomura Land and Building Co., Ltd. [Member]	Mar. 31, 2012 Nomura Land and Building Co., Ltd. [Member]
Business Acquisition [Line Items]
Agreement entered, date					May 13, 2011
Acquired additional issued shares, percentage				39.00%	39.00%
Total payment in relation to Share Purchases				¥ 37,620	¥ 37,620
Gain from bargain purchase					44,963
Percentage of outstanding shares					38.50%
Loss from change in fair value of equity investments					16,555
Equity investments remeasured at fair value					38,379
Loss from equity investments remeasured at fair value					4,109
Revenues generated						488,536
Net income (loss) on Share Purchases						5,107
Revenues from real estate sales					336,858	251,377
Costs of real estate sales					¥ 306,570	¥ 226,450
Common shares allotted for each share			118		118
Common shares issued	3,822,562,601	3,822,562,601	103,429,360		103,429,360

Business combinations - Summary of Fair Value of Assets Acquired and Liabilities Assumed (Detail) (JPY ¥) In Millions, unless otherwise specified	May 24, 2011
Assets
Cash and cash deposits	¥ 78,634
Loans receivable	54,023 [1]
Receivables from other than customers	12,865
Office buildings, land, equipment and facilities	715,683
Intangible assets	60,048 [2]
Assets other than above	1,290,121 [3]
Total assets	2,211,374
Liabilities:
Short-term borrowings	82,800
Long-term borrowings	952,932
Liabilities other than above	748,889
Total liabilities	1,784,621
Equity attributable to NHI shareholders	120,962
Noncontrolling interests of NLB	22,397 [4]
Noncontrolling interests attributable to other than shareholders of NLB	283,394 [5]
Acquisition costs and fair value of previously held equity investments	75,999
Goodwill	¥ (44,963)

[1]	Valuation is based on the difference between the gross contractual amounts receivable of \54,131 million and the estimate of the contractual cash flows not expected to be collected of \108 million.
[2]	Includes finite-lived intangible assets related to client contracts and lease agreements which are amortized based on a weighted-average amortization period of nine years with no estimated residual value.
[3]	Includes real estate classified as held for sale.
[4]	Valuation is based on the acquisition cost of the Share Purchases.
[5]	Valuation is based on either the market value or the net asset value as of the date of acquisition.

Business combinations - Summary of Fair Value of Assets Acquired and Liabilities Assumed (Parenthetical) (Detail) (JPY ¥) In Millions, unless otherwise specified	1 Months Ended
May 24, 2011
Business Acquisition [Line Items]
Gross contractual amounts receivable	¥ 54,131
Estimate of the contractual cash flows not expected to be collected	¥ 108
Weighted-average amortization period of intangible assets	9 years

Business combinations - Summary of Pro-Forma Financial Information (Detail) (JPY ¥) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011
Business Acquisition Pro Forma Information [Line Items]
Total revenue	¥ 1,892,851	¥ 2,011,241
Net income (loss) attributable to NHI shareholders	¥ (13,951)	¥ 58,533
Basic net income (loss) attributable to NHI shareholders per share	¥ (3.83)	¥ 16.13
Diluted net income (loss) attributable to NHI shareholders per share	¥ (3.83)	¥ 16.06

Other assets-Other / Other liabilities - Schedule of Other Assets-Other and Other Liabilities (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013		Mar. 31, 2012
Other assets-Other:
Securities received as collateral	¥ 47,739		¥ 92,743
Goodwill and other intangible assets	115,661		160,227
Deferred tax assets	145,602		201,244
Investments in equity securities for other than operating purposes	71,813	[1]	113,006	[1]
Other	221,344		907,903	[2]
Other assets-Other, Total	602,159		1,475,123
Other liabilities:
Obligation to return securities received as collateral	47,739		92,743
Accrued income taxes	56,353		16,169
Other accrued expenses and provisions	402,192		378,957
Other	471,879	[3]	678,032	[3]
Other liabilities, Total	¥ 978,163		¥ 1,165,901

[1]	Includes marketable and non-marketable equity securities held for other than trading or operating purposes. These investments were comprised of listed equity securities and unlisted equity securities of \58,460 million and \54,546 million respectively, as of March 31, 2012, and \50,930 million and \20,883 million respectively, as of March 31, 2013. These securities are carried at fair value, with changes in fair value recognized within Revenue-other in the consolidated statements of income.
[2]	Includes real estate classified as held for sale which is carried at the lower of net book value or fair value less cost to sell. For the year ended March 31, 2013, Nomura recognized losses of \32,019 million within Non-interest expenses-Other for real estate classified as held for sale were fair value less cost to sell is lower than net book value. As a result, Net income attributable to NHI shareholders for the year ended March 31, 2013 decreased by \4,241 million.
[3]	Includes liabilities relating to the investment contracts which were underwritten by Nomura's insurance subsidiary. As of March 31, 2012 and 2013, carrying values were \292,120 million and \281,864 million, respectively, and estimated fair values were \294,242 million and \285,914 million, respectively. Fair value is estimated by discounting future cash flows and using valuation inputs which would be generally classified in Level 3 of the fair value hierarchy.

Other assets-Other / Other liabilities - Schedule of Other Assets-Other and Other Liabilities (Parenthetical) (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012
Other Assets Other And Other Liabilities [Line Items]
Investments in equity securities for other than operating purposes	¥ 71,813 [1]	¥ 113,006	[1]
Decrease in net income to shareholders	13,251
Marketable and Non-marketable Securities [Domain]
Other Assets Other And Other Liabilities [Line Items]
Carrying value of investment contracts underwritten	281,864	292,120
Estimated fair value of investment contracts underwritten	285,914	294,242
Marketable and Non-marketable Securities [Domain] | Non-interest expenses - Other [Member]
Other Assets Other And Other Liabilities [Line Items]
Real estate classified as held for sale of which fair value less cost to sell	32,019
Decrease in net income to shareholders	4,241
Listed equity securities [Member]
Other Assets Other And Other Liabilities [Line Items]
Investments in equity securities for other than operating purposes	50,930	58,460
Unlisted equity securities [Member]
Other Assets Other And Other Liabilities [Line Items]
Investments in equity securities for other than operating purposes	¥ 20,883	¥ 54,546

[1]	Includes marketable and non-marketable equity securities held for other than trading or operating purposes. These investments were comprised of listed equity securities and unlisted equity securities of \58,460 million and \54,546 million respectively, as of March 31, 2012, and \50,930 million and \20,883 million respectively, as of March 31, 2013. These securities are carried at fair value, with changes in fair value recognized within Revenue-other in the consolidated statements of income.

Other assets-Other / Other liabilities - Schedule of Changes In Goodwill Within Other Assets-Other (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012
Finite-Lived Intangible Assets [Line Items]
Balance at beginning of year	¥ 74,034	[1]	¥ 70,223
Increases due to business combinations			4,898	[2]
Impairment	(8,293)	[3]
Other	8,501	[4]	(1,087)	[4]
Balance at end of year	¥ 74,242	[1]	¥ 74,034	[1]

[1]	The amounts attributable to the Wholesale segment as of March 31, 2012 and 2013 were \68,718 million and \68,218 million, respectively. The amounts attributable to Other as of March 31, 2012 and 2013 were \5,316 million and \6,024 million, respectively.
[2]	Relates to GE Capital Finance (China) Co., Ltd which is a subsidiary of Nomura Bank International plc.
[3]	For the year ended March 31, 2013, Nomura recognized a goodwill impairment loss relating to the Wholesale segment of \8,293 million which was reported within Non-interest expenses-Other in the consolidated statements of income, due to a decline in fair value of a reporting unit in the Wholesale segment caused by the prolonged economic downturn. The fair value was determined based on DCF.
[4]	Includes currency translation adjustments as of March 31, 2012 and 2013 of \(1,083) million and \8,501 million, respectively.

Other assets-Other / Other liabilities - Schedule of Changes In Goodwill Within Other Assets-Other (Parenthetical) (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended					12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011	Mar. 31, 2013 Segment [Domain]	Mar. 31, 2012 Segment [Domain]	Mar. 31, 2013 Wholesale [Member]	Mar. 31, 2012 Wholesale [Member]	Mar. 31, 2013 Other [Member]	Mar. 31, 2012 Other [Member]
Finite-Lived Intangible Assets [Line Items]
Impairment loss on goodwill within Non-interest expenses-Other	¥ (8,293)	[1]						¥ 8,293
Currency translation adjustments, decrease amount						8,501	(1,083)
Balance at end of year	¥ 74,242	[2]	¥ 74,034	[2]	¥ 70,223			¥ 68,218	¥ 68,718	¥ 6,024	¥ 5,316

[1]	For the year ended March 31, 2013, Nomura recognized a goodwill impairment loss relating to the Wholesale segment of \8,293 million which was reported within Non-interest expenses-Other in the consolidated statements of income, due to a decline in fair value of a reporting unit in the Wholesale segment caused by the prolonged economic downturn. The fair value was determined based on DCF.
[2]	The amounts attributable to the Wholesale segment as of March 31, 2012 and 2013 were \68,718 million and \68,218 million, respectively. The amounts attributable to Other as of March 31, 2012 and 2013 were \5,316 million and \6,024 million, respectively.

Other assets-Other / Other liabilities - Schedule of Intangible Assets Subject to Amortization (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	¥ 63,230	¥ 106,359
Accumulated amortization	(30,367)	(36,775)
Net carrying amount	32,863	69,584
Client relationships [Member]
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	62,586	88,733
Accumulated amortization	(30,187)	(34,947)
Net carrying amount	32,399	53,786
Lease agreements [Member]
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount		16,500
Accumulated amortization		(1,445)
Net carrying amount		15,055
Other [Member]
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	644	1,126
Accumulated amortization	(180)	(383)
Net carrying amount	¥ 464	¥ 743

Other assets-Other / Other liabilities - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Finite-Lived Intangible Assets [Line Items]
Amortization expenses	¥ 9,976	¥ 19,129	¥ 5,031
Other intangible assets not subject to amortization excluding goodwill	¥ 8,556	¥ 16,609

Other assets-Other / Other liabilities - Estimated Amortization Expenses for Next Five Years (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013
Finite-Lived Intangible Assets [Line Items]
2014	¥ 5,739
2015	5,739
2016	5,162
2017	4,880
2018	¥ 4,793

Borrowings - Short-Term and Long-Term Borrowings (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013		Mar. 31, 2012
Short-term borrowings [Abstract]
Total	¥ 738,445		¥ 1,185,613
Long-term borrowings [Abstract]
Long-term borrowings from banks and other financial institutions	2,631,019	[1]	3,494,323	[1]
Bonds and notes issued	4,783,959	[2]	4,787,549	[2]
Subtotal	7,414,978		8,281,872
Trading balances of secured borrowings	177,390		222,968
Total	7,592,368		8,504,840
Fixed-rate obligations [Member] | Japanese yen denominated [Member]
Long-term borrowings [Abstract]
Bonds and notes issued	1,303,757		1,124,504
Fixed-rate obligations [Member] | Non-Japanese yen denominated [Member]
Long-term borrowings [Abstract]
Bonds and notes issued	1,079,275		860,975
Floating-rate obligations [Member] | Japanese yen denominated [Member]
Long-term borrowings [Abstract]
Bonds and notes issued	390,261		788,224
Floating-rate obligations [Member] | Non-Japanese yen denominated [Member]
Long-term borrowings [Abstract]
Bonds and notes issued	69,286		117,121
Index / Equity-linked obligations [Member] | Japanese yen denominated [Member]
Long-term borrowings [Abstract]
Bonds and notes issued	1,296,966		1,241,950
Index / Equity-linked obligations [Member] | Non-Japanese yen denominated [Member]
Long-term borrowings [Abstract]
Bonds and notes issued	644,414		654,775
Short-term borrowings [Member]
Short-term borrowings [Abstract]
Commercial paper	296,656		315,579
Bank borrowings	344,983		743,119
Other	96,806		126,915
Total	¥ 738,445	[3]	¥ 1,185,613	[3]

[1]	Includes secured borrowings of \224,543 million as of March 31, 2012 and \3,039 million as of March 31, 2013.
[2]	Includes secured borrowings of \757,018 million as of March 31, 2012 and \458,342 million as of March 31, 2013.
[3]	Includes secured borrowings of \8,647 million as of March 31, 2012 and \13,779 million as of March 31, 2013.

Borrowings - Short-Term and Long-Term Borrowings (Parenthetical) (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Long-term borrowings from banks and other financial institutions [Member]
Schedule Of Borrowings [Line Items]
Secured borrowings	¥ 3,039	¥ 224,543
Bonds and notes issued [Member]
Schedule Of Borrowings [Line Items]
Secured borrowings	458,342	757,018
Short-term borrowings [Member]
Schedule Of Borrowings [Line Items]
Secured borrowings	¥ 13,779	¥ 8,647

Borrowings - Long-Term Borrowings (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013		Mar. 31, 2012
Schedule Of Borrowings [Line Items]
Debt issued by the Company	¥ 3,509,117		¥ 3,178,278
Debt issued by subsidiaries-guaranteed by the Company	2,207,268		2,076,721
Debt issued by subsidiaries-not guaranteed by the Company	1,875,983	[1]	3,249,841	[1]
Total	¥ 7,592,368		¥ 8,504,840

[1]	Includes trading balances of secured borrowings.

Borrowings - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012
Schedule Of Borrowings [Line Items]
Unutilized borrowing facilities	77,935	138,301
Subordinated borrowings	562,137	637,487
Fixed-rate obligations [Member]
Schedule Of Borrowings [Line Items]
Long-term borrowings, Maturities start period	2013	2012
Long-term borrowings, Maturities end period	2042	2042
Long-term borrowings, Minimum interest rate	0.00%	0.10%
Long-term borrowings, Maximum interest rate	11.00%	10.00%
Floating-rate obligations [Member]
Schedule Of Borrowings [Line Items]
Long-term borrowings, Maturities start period	2013	2012
Long-term borrowings, Maturities end period	2052	2039
Long-term borrowings, Minimum interest rate	0.00%	0.00%
Long-term borrowings, Maximum interest rate	5.29%	8.54%
Index / Equity-linked obligations [Member]
Schedule Of Borrowings [Line Items]
Long-term borrowings, Maturities start period	2013	2012
Long-term borrowings, Maturities end period	2043	2042
Long-term borrowings, Minimum interest rate	0.00%	0.00%
Long-term borrowings, Maximum interest rate	42.50%	32.50%

Borrowings - Effective Weighted-Average Interest Rates of Borrowings (Detail)	Mar. 31, 2013	Mar. 31, 2012
Schedule Of Borrowings [Line Items]
Short-term borrowings	0.61%	0.43%
Long-term borrowings	1.71%	1.34%
Fixed-rate obligations [Member]
Schedule Of Borrowings [Line Items]
Long-term borrowings	2.39%	2.04%
Floating-rate obligations [Member]
Schedule Of Borrowings [Line Items]
Long-term borrowings	0.91%	0.90%
Index / Equity-linked obligations [Member]
Schedule Of Borrowings [Line Items]
Long-term borrowings	1.72%	1.22%

Borrowings - Maturities of Long-Term Borrowings (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Schedule Of Borrowings [Line Items]
2014	¥ 701,517
2015	1,320,270
2016	1,140,710
2017	693,281
2018	805,937
2019 and thereafter	2,753,263
Subtotal	7,414,978	8,281,872
Trading balances of secured borrowings	177,390	222,968
Total	¥ 7,592,368	¥ 8,504,840

Earnings per share - Summary of Amounts and Numbers Used in Calculation of Net Income Attributable to NHI Shareholders Per Share (Basic and Diluted) (Detail) (JPY ¥)
In Millions, except Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Earnings Per Share [Line Items]
Basic-Net income attributable to NHI shareholders	¥ 107,234	¥ 11,583	¥ 28,661
Basic-Weighted average number of shares outstanding	3,692,795,953	3,643,481,439	3,627,798,587
Basic-Net income attributable to NHI shareholders per share	¥ 29.04	¥ 3.18	¥ 7.9
Diluted-Net income attributable to NHI shareholders	¥ 107,181	¥ 11,561	¥ 28,642
Diluted-Weighted average number of shares outstanding	3,777,360,671	3,680,124,235	3,642,689,381
Diluted-Net income attributable to NHI shareholders per share	¥ 28.37	¥ 3.14	¥ 7.86

Earnings per share - Additional Information (Detail) (JPY ¥) In Millions, except Share data, unless otherwise specified	1 Months Ended		12 Months Ended
	Jul. 01, 2011	Aug. 31, 2010	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Earnings Per Share [Line Items]
Antidilutive stock options to purchase common shares			10,880,700	24,840,700	59,670,700
Buyback of common shares		75,000,000	19,209	50,093,031	75,030,934
Buyback of common shares, amount		¥ 37,362
Shares issued	103,429,360			103,429,360

Employee benefit plans - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013 Y	Mar. 31, 2012	Mar. 31, 2011
Pension Plans Postretirement And Other Employee Benefits [Line Items]
Number of years required for payment	2
Gains and losses of greater of the benefit obligation or the fair value of plan assets	10.00%
Accumulated benefit obligation	¥ 231,321	¥ 238,614
Fair value of plan assets	191,674	159,652	120,727
Expected contributions to plans	29,664
Contributions to the defined contribution pension plans	3,600	3,741	3,233
Contributions to overseas defined contribution pension plans	7,448	7,882	6,903
Health care benefit cost	7,434	7,614	6,760
Level 1 [Member]
Pension Plans Postretirement And Other Employee Benefits [Line Items]
Fair value of plan assets	104,811	87,854
Level 2 [Member]
Pension Plans Postretirement And Other Employee Benefits [Line Items]
Fair value of plan assets	59,505	49,562
Level 3 [Member]
Pension Plans Postretirement And Other Employee Benefits [Line Items]
Fair value of plan assets	27,358	22,236	9,645
Equities [Member]
Pension Plans Postretirement And Other Employee Benefits [Line Items]
Plan assets of domestic plans investments	23.00%
Fair value of plan assets	30,568	27,230
Equities [Member] | Level 1 [Member]
Pension Plans Postretirement And Other Employee Benefits [Line Items]
Fair value of plan assets	30,568	27,230
Debt securities [Member]
Pension Plans Postretirement And Other Employee Benefits [Line Items]
Plan assets of domestic plans investments	50.00%
Life insurance [Member]
Pension Plans Postretirement And Other Employee Benefits [Line Items]
Plan assets of domestic plans investments	15.00%
Other [Member]
Pension Plans Postretirement And Other Employee Benefits [Line Items]
Plan assets of domestic plans investments	12.00%
Non-Japan plan [Member] | Level 1 [Member]
Pension Plans Postretirement And Other Employee Benefits [Line Items]
Fair value of plan assets	21	32
Non-Japan plan [Member] | Level 2 [Member]
Pension Plans Postretirement And Other Employee Benefits [Line Items]
Fair value of plan assets	25,296	20,848
Non-Japan plan [Member] | Level 3 [Member]
Pension Plans Postretirement And Other Employee Benefits [Line Items]
Fair value of plan assets	6,906	6,083
Fair value of real estate funds and annuities	6,906	6,083
Level 3 assets purchased		4,416
Overseas Subsidiaries [Member]
Pension Plans Postretirement And Other Employee Benefits [Line Items]
Recognized asset for pension benefits	¥ 9,067	¥ 5,838

Employee benefit plans - Net Periodic Benefit Cost of Defined Benefit Plans (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Pension plans, postretirement and other employee benefits [Line items]
Service cost	¥ 9,322	¥ 9,016	¥ 9,328
Interest cost	4,302	4,649	4,480
Expected return on plan assets	(4,072)	(3,262)	(3,182)
Amortization of net actuarial losses	3,630	3,687	3,088
Amortization of prior service cost	(1,545)	(1,479)	(1,148)
Net periodic benefit cost	¥ 11,637	¥ 12,611	¥ 12,566

Employee benefit plans - Reconciliation of Changes in Projected Benefit Obligation and Fair Value of Plan Assets (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	¥ 242,490		¥ 213,653
Service cost	9,322		9,016		9,328
Interest cost	4,302		4,649		4,480
Actuarial gain	14,874		9,415
Benefits paid	(9,805)		(14,785)
Acquisition, divestitures and other	(26,784)	[1]	20,542	[2]
Projected benefit obligation at end of year	234,399		242,490		213,653
Change in plan assets:
Fair value of plan assets at beginning of year	159,652		120,727
Actual return on plan assets	20,915		6,696
Employer contributions	31,083		32,291
Benefits paid	(8,362)		(8,114)
Acquisition and divestitures	(11,614)	[1]	8,052	[2]
Fair value of plan assets at end of year	191,674		159,652		120,727
Funded status at end of year	(42,725)		(82,838)
Amounts recognized in the consolidated balance sheets	¥ (42,725)		¥ (82,838)

[1]	Decreased mainly because of a deconsolidation during the period.
[2]	Increased mainly because of a business combination during the period.

Employee benefit plans - Projected Benefit Obligation, Accumulated Benefit Obligation and Fair Value of Plan Assets for Pension Plans with ABO and PBO in Excess of Plan Assets (Detail) (JPY ¥)
In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Plans with ABO in excess of plan assets:
PBO	¥ 234,399	¥ 242,490
ABO	231,321	238,614
Fair value of plan assets	191,674	159,652
Plans with PBO in excess of plan assets:
PBO	234,399	242,490
ABO	231,321	238,614
Fair value of plan assets	¥ 191,674	¥ 159,652

Employee benefit plans - Amounts in Accumulated Other Comprehensive Income, Pre-Tax, That Have Not Yet Been Recognized as Components of Net Periodic Benefit Cost (Detail) (JPY ¥)
In Millions, unless otherwise specified	Mar. 31, 2013
Pension plans, postretirement and other employee benefits [Line items]
Net actuarial loss	¥ 62,837
Net prior service cost	(11,798)
Total	¥ 51,039

Employee benefit plans - Amounts in Accumulated Other Comprehensive Income, Pre-Tax, Expected to be Recognized as Components of Net Periodic Benefit Cost Over Next Fiscal Year (Detail) (JPY ¥)
In Millions, unless otherwise specified	12 Months Ended
Mar. 31, 2013
Pension plans, postretirement and other employee benefits [Line items]
Net actuarial loss	¥ 2,653
Net prior service cost	(1,165)
Total	¥ 1,488

Employee benefit plans - Schedule of Weighted-Average Assumptions Used to Determine PBO (Detail)	Mar. 31, 2013	Mar. 31, 2012
Pension plans, postretirement and other employee benefits [Line items]
Discount rate	1.50%	1.80%
Rate of increase in compensation levels	2.50%	2.80%

Employee benefit plans - Weighted-Average Assumptions Used to Determine Net Periodic Benefit Costs (Detail)	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Pension plans, postretirement and other employee benefits [Line items]
Discount rate	1.50%	1.80%	2.10%
Rate of increase in compensation levels	2.50%	2.80%	2.50%
Expected long-term rate of return on plan assets	2.60%	2.60%	2.60%

Employee benefit plans - Information about Plan Assets at Fair Value (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Pension plans, postretirement and other employee benefits [Line items]
Fair value of plan assets	¥ 191,674		¥ 159,652		¥ 120,727
Equities [Member]
Pension plans, postretirement and other employee benefits [Line items]
Fair value of plan assets	30,568		27,230
Private equity [Member]
Pension plans, postretirement and other employee benefits [Line items]
Fair value of plan assets	12,323		9,802
Japanese government securities [Member]
Pension plans, postretirement and other employee benefits [Line items]
Fair value of plan assets	74,243		59,867
Japanese agency and municipal securities [Member]
Pension plans, postretirement and other employee benefits [Line items]
Fair value of plan assets			219
Foreign government securities [Member]
Pension plans, postretirement and other employee benefits [Line items]
Fair value of plan assets			757
Bank and corporate debt securities [Member]
Pension plans, postretirement and other employee benefits [Line items]
Fair value of plan assets	3,667		4,011
Investment trust funds and other [Member]
Pension plans, postretirement and other employee benefits [Line items]
Fair value of plan assets	34,621	[1]	26,417	[1]
Life insurance company general accounts [Member]
Pension plans, postretirement and other employee benefits [Line items]
Fair value of plan assets	26,448		23,501
Other assets [Member]
Pension plans, postretirement and other employee benefits [Line items]
Fair value of plan assets	9,804		7,848
Level 1 [Member]
Pension plans, postretirement and other employee benefits [Line items]
Fair value of plan assets	104,811		87,854
Level 1 [Member] | Equities [Member]
Pension plans, postretirement and other employee benefits [Line items]
Fair value of plan assets	30,568		27,230
Level 1 [Member] | Japanese government securities [Member]
Pension plans, postretirement and other employee benefits [Line items]
Fair value of plan assets	74,243		59,867
Level 1 [Member] | Foreign government securities [Member]
Pension plans, postretirement and other employee benefits [Line items]
Fair value of plan assets			757
Level 2 [Member]
Pension plans, postretirement and other employee benefits [Line items]
Fair value of plan assets	59,505		49,562
Level 2 [Member] | Japanese agency and municipal securities [Member]
Pension plans, postretirement and other employee benefits [Line items]
Fair value of plan assets			219
Level 2 [Member] | Bank and corporate debt securities [Member]
Pension plans, postretirement and other employee benefits [Line items]
Fair value of plan assets	3,667		4,011
Level 2 [Member] | Investment trust funds and other [Member]
Pension plans, postretirement and other employee benefits [Line items]
Fair value of plan assets	19,586	[1]	13,983	[1]
Level 2 [Member] | Life insurance company general accounts [Member]
Pension plans, postretirement and other employee benefits [Line items]
Fair value of plan assets	26,448		23,501
Level 2 [Member] | Other assets [Member]
Pension plans, postretirement and other employee benefits [Line items]
Fair value of plan assets	9,804		7,848
Level 3 [Member]
Pension plans, postretirement and other employee benefits [Line items]
Fair value of plan assets	27,358		22,236		9,645
Level 3 [Member] | Private equity [Member]
Pension plans, postretirement and other employee benefits [Line items]
Fair value of plan assets	12,323		9,802		838
Level 3 [Member] | Investment trust funds and other [Member]
Pension plans, postretirement and other employee benefits [Line items]
Fair value of plan assets	¥ 15,035	[1]	¥ 12,434	[1]	¥ 8,807

[1]	Includes hedge funds and real estate funds.

Employee benefit plans - Information about Plan Assets for Which Level 3 Inputs are Utilized to Determine Fair Value (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2013 Private equity [Member]	Mar. 31, 2012 Private equity [Member]	Mar. 31, 2013 Investment trust funds and other [Member]		Mar. 31, 2012 Investment trust funds and other [Member]		Mar. 31, 2013 Level 3 [Member]	Mar. 31, 2012 Level 3 [Member]	Mar. 31, 2013 Level 3 [Member] Private equity [Member]	Mar. 31, 2012 Level 3 [Member] Private equity [Member]	Mar. 31, 2013 Level 3 [Member] Investment trust funds and other [Member]		Mar. 31, 2012 Level 3 [Member] Investment trust funds and other [Member]
Pension plans, postretirement and other employee benefits [Line items]
Fair value of plan assets at beginning of year	¥ 191,674	¥ 159,652	¥ 120,727	¥ 12,323	¥ 9,802	¥ 34,621	[1]	¥ 26,417	[1]	¥ 22,236	¥ 9,645	¥ 9,802	¥ 838	¥ 12,434	[1]	¥ 8,807
Unrealized and realized gains / loss										3,610	621	2,479	974	1,131		(353)
Purchases / sales and other settlement										1,512	11,970	42	7,990	1,470		3,980
Net transfers in / (out of) Level 3
Fair value of plan assets at end of year	¥ 191,674	¥ 159,652	¥ 120,727	¥ 12,323	¥ 9,802	¥ 34,621	[1]	¥ 26,417	[1]	¥ 27,358	¥ 22,236	¥ 12,323	¥ 9,802	¥ 15,035	[1]	¥ 12,434	[1]

[1]	Includes hedge funds and real estate funds.

Employee benefit plans - Expected Benefit Payments (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013
Pension plans, postretirement and other employee benefits [Line items]
2014	¥ 9,284
2015	9,558
2016	10,193
2017	10,214
2018	10,655
2019-2023	¥ 53,891

Deferred compensation plans - Additional Information (Detail) (JPY ¥)	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
SAR Plan A [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Stock option plans exercisable after grant date	2
Stock option plans expire after grant date	7
Weighted-average amounts on the grant date fair value of options granted	¥ 78	¥ 48	¥ 127
Aggregate intrinsic values, outstanding	¥ 1,854,000,000
Aggregate intrinsic values, exercisable	277,000,000
Total unrecognized compensation cost, based on fair value	215,000,000
Weighted-average period for recognizing unrecognized compensation cost (in years)	1.5
Total intrinsic values, exercised	2,000,000
SAR Plan B [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Aggregate intrinsic values, outstanding	67,705,000,000
Aggregate intrinsic values, exercisable	9,133,000,000
Total unrecognized compensation cost, based on fair value	10,365,000,000
Weighted-average period for recognizing unrecognized compensation cost (in years)	2.6
Exercise price per unit	¥ 1
Total intrinsic values, exercised	15,299,000,000	3,284,000,000	3,934,000,000
Total fair value of shares vested	3,624,000,000	3,868,000,000	4,909,000,000
Total number of SARs to be issued	212,587
Shares on acquisition	21,258,700
SAR Plan B [Member] | Minimum [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Stock option plans exercisable after grant date	1
Stock option plans expire after grant date	6
Equity linked award plans, vest, exercisable, contractual term in subsequent periods	1
Stock options and stock unit plans, expire, contractual term in subsequent periods	6
SAR Plan B [Member] | Maximum [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Stock option plans exercisable after grant date	5
Stock option plans expire after grant date	10
Equity linked award plans, vest, exercisable, contractual term in subsequent periods	3
Stock options and stock unit plans, expire, contractual term in subsequent periods	8
SAR Plan A and SAR Plan B [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Deferred compensation expense	19,091,000,000	26,869,000,000	18,638,000,000
Tax benefits recognized in earnings for stock-based compensation expense	1,081,000,000	1,092,000,000	546,000,000
Cash received from exercise of stock-based compensation plans	56,000,000
Tax benefit realized from exercise of deferred compensation	1,181,000,000
NSUs and CSUs [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Deferred compensation expense	33,286,000,000	27,257,000,000	13,708,000,000
NSUs and CSUs [Member] | Minimum [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Deferred compensation arrangement by share-based payment award, award vesting period	3
NSUs and CSUs [Member] | Maximum [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Deferred compensation arrangement by share-based payment award, award vesting period	5
NSUs [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Total unrecognized compensation cost, based on fair value	5,171,000,000
Weighted-average period for recognizing unrecognized compensation cost (in years)	2.4
CSUs [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Total unrecognized compensation cost, based on fair value	5,662,000,000
Weighted-average period for recognizing unrecognized compensation cost (in years)	2.6
MYPD awards [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Total unrecognized compensation cost, based on fair value	5,233,000,000
Weighted-average period for recognizing unrecognized compensation cost (in years)	3.5
Deferred compensation expense	2,864,000,000
NIUs [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Total unrecognized compensation cost, based on fair value	3,602,000,000
Weighted-average period for recognizing unrecognized compensation cost (in years)	2.6
Deferred compensation expense	8,266,000,000	8,819,000,000
NIUs [Member] | Minimum [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Deferred compensation arrangement by share-based payment award, award vesting period	3
NIUs [Member] | Maximum [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Deferred compensation arrangement by share-based payment award, award vesting period	5
NSUs, CSUs and NIUs [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Equity linked award plans, vest, exercisable, contractual term in subsequent periods	3
Total grant date fair value, contractual term in subsequent periods	¥ 45,000,000,000

Deferred compensation plans - SAR Plan A, Weighted-Average Assumptions (Detail)	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Expected volatility	43.11%	41.78%	40.51%
Expected dividends yield	2.12%	3.31%	1.73%
Expected lives (in years)	7 years	6 years	6 years
Risk-free interest rate	0.45%	0.63%	0.76%

Deferred compensation plans - Activity Relating to SAR Plan A (Detail) (SAR Plan A [Member], JPY ¥)	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012
SAR Plan A [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Outstanding (number of shares), Outstanding, Beginning	15,354,300
Outstanding (number of shares), Granted	2,847,800
Outstanding (number of shares), Exercised	(18,000)
Outstanding (number of shares), Forfeited	(171,000)
Outstanding (number of shares), Expired	(1,476,800)
Outstanding (number of shares), Outstanding, Ending	16,545,500	15,354,300
Outstanding (number of shares), Exercisable, Ending	10,880,700
Weighted-average exercise price, Outstanding, Beginning	¥ 988
Weighted-average exercise price, Granted	¥ 298
Weighted-average exercise price, Exercised	¥ 478
Weighted-average exercise price, Forfeited	¥ 896
Weighted-average exercise price, Expired	¥ 1,120
Weighted-average exercise price, Outstanding, Ending	¥ 848	¥ 988
Weighted-average exercise price, Exercisable, Ending	¥ 1,134
Weighted-average remaining life (years), Outstanding	3 years 10 months	3 years 11 months
Weighted-average remaining life (years), Exercisable	2 years 8 months

Deferred compensation plans - Activity Relating to SAR Plan B (Detail) (JPY ¥)	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2013 SAR Plan B [Member]	Mar. 31, 2012 SAR Plan B [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Outstanding (number of shares), Outstanding, Beginning			114,375,600
Outstanding (number of shares), Granted			55,589,300
Outstanding (number of shares), Exercised			(47,317,900)
Outstanding (number of shares), Forfeited			(5,103,600)
Outstanding (number of shares), Outstanding, Ending			117,543,400	114,375,600
Outstanding (number of shares), Exercisable, Ending			15,856,000
Weighted-average grant date fair value per share, Outstanding, Beginning			¥ 544
Weighted-average grant date fair value per share, Granted	¥ 397	¥ 638	¥ 298
Weighted-average grant date fair value per share, Exercised			¥ 584
Weighted-average grant date fair value per share, Forfeited			¥ 378
Weighted-average grant date fair value per share, Outstanding, Ending			¥ 419	¥ 544
Weighted-average grant date fair value per share, Exercisable, Ending			¥ 714
Weighted-average remaining life (years), Outstanding, Ending			5 years 8 months	5 years 7 months
Weighted-average remaining life (years), Exercisable, Ending			4 years 1 month

Deferred compensation plans - Activity Relating to SAR Plan B (Parenthetical) (Detail) (JPY ¥)	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Weighted-average grant date fair value per share	¥ 397	¥ 638

Deferred compensation plans - Activity Related to NSUs and CSUs (Detail) (JPY ¥)	12 Months Ended
	Mar. 31, 2013
NSUs [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Outstanding (number of shares), Beginning	68,410,978
Outstanding (number of shares), Granted	38,795,388
Outstanding (number of units), Vested	(39,569,233)
Outstanding (number of shares), Forfeited	(5,105,557)
Outstanding (number of shares), Ending	62,531,576
Stock price, Beginning	¥ 373
Stock price, Granted	308	[1]
Stock price, Vested	355	[2]
Stock price, Forfeited
Stock price, Ending	583	[3]
CSUs [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Outstanding (number of shares), Beginning	33,096,488
Outstanding (number of shares), Granted	75,425,312
Outstanding (number of units), Vested	(32,433,846)
Outstanding (number of shares), Forfeited	(5,351,130)
Outstanding (number of shares), Ending	70,736,824
Stock price, Beginning	373
Stock price, Granted	260	[1]
Stock price, Vested	338	[2]
Stock price, Forfeited
Stock price, Ending	¥ 316	[3]

[1]	Weighted-average price of the Company's common stock used to determine number of awards granted
[2]	Weighted-average price of the Company's common stock used to determine the final cash settlement amount of the awards
[3]	The price of the Company's common stock used to remeasure the fair value of the remaining outstanding unvested awards as of March 31, 2013

Deferred compensation plans - Activity Related to MYPD Awards (Detail) (MYPD awards [Member], JPY ¥)	Mar. 31, 2013
MYPD awards [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Outstanding (number of shares), Granted	28,697,850	[1]
Outstanding (number of shares), Forfeited	(1,542,900)	[1]
Outstanding (number of shares), Ending	27,154,950	[1]
Stock price, Granted	¥ 298	[2]
Stock price, Forfeited	298
Stock price, Ending	¥ 298

[1]	Based on the probable number of SARs which will be issued on conversion of notional performance units at the end of the performance period.
[2]	Weighted-average price of the Company's common stock used to determine number of awards granted during the year.

Deferred compensation plans - Activity Relating to NIUs (Detail) (NIUs [Member], USD $)	12 Months Ended
	Mar. 31, 2013
NIUs [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Outstanding (number of shares), Beginning	36,871,138
Outstanding (number of shares), Granted	46,783,794
Outstanding (number of units), Vested	(29,201,184)
Outstanding (number of shares), Forfeited	(4,692,807)
Outstanding (number of shares), Ending	49,760,941
Index price, Beginning	$ 3,320	[1]
Index price, Granted	2,982	[1],[2]
Index price, Vested	3,398	[1],[3]
Index price, Forfeited
Index price, Ending	$ 3,674	[1],[4]

[1]	The price of each unit is determined using 1/1000th of the index price.
[2]	Weighted-average index price used to determine number of awards granted.
[3]	Weighted-average index price used to determine the final cash settlement amount of the awards.
[4]	Index price used to remeasure the total fair value of the remaining outstanding unvested awards as of March 31, 2013.

Deferred compensation plans - Activity Relating to NIUs (Parenthetical) (Detail)	Mar. 31, 2013
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Indicator of determination of price of the each units	0.10%

Restructuring initiatives - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012
Group-wide restructuring initiatives primarily focusing on the Wholesale Division [Member]
Restructuring Initiatives [Line Items]
Employee termination costs	¥ 372	¥ 12,397
Employee termination costs in total	12,769
Restructuring costs settled	5,710
Restructuring charges recorded in the liability	2,148	7,083
Further restructuring initiative focusing on the Wholesale Division [Member]
Restructuring Initiatives [Line Items]
Employee termination costs	15,588
Restructuring costs settled	8,165
Restructuring charges recorded in the liability	¥ 5,741

Income Taxes - Components of Income Tax Expense (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Income Taxes [Line Items]
Domestic, Current	¥ 71,918	¥ 13,481	¥ 175
Foreign, Current	6,164	7,650	5,956
Subtotal, Current	78,082	21,131	6,131
Domestic, Deferred	55,257	34,274	56,194
Foreign, Deferred	(1,300)	3,498	(995)
Subtotal, Deferred	53,957	37,772	55,199
Income Tax Expense (Benefit), Total	¥ 132,039	¥ 58,903	¥ 61,330

Income Taxes - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Income Taxes [Line Items]
Income tax benefit recognized from net operating losses	¥ 2,944	¥ 1,358	¥ 4,645
Domestic effective statutory tax rate	38.00%	41.00%	41.00%
Net deferred tax assets included in Other assets-Other	145,602	201,244
Net deferred tax liabilities included in Other liabilities	34,082	63,493
Undistributed earnings, No deferred tax provided	2,190
Maximum percentage of operating loss carryforwards usage on current year taxable income	80.00%
Special Reconstruction Corporate Tax, Percentage	10.00%
Decrease in net deferred tax assets	5,510
Increase in income tax expenses	5,510
Decrease in net income to shareholders	13,251
Maximum [Member]
Income Taxes [Line Items]
Corporate income tax rate	30.00%
Minimum [Member]
Income Taxes [Line Items]
Corporate income tax rate	25.50%
U.S. and European subsidiaries [Member]
Income Taxes [Line Items]
Operating loss carryforwards	1,339,383
Between April 1 2004 to March 31 2012 [Member]
Income Taxes [Line Items]
Domestic effective statutory tax rate	41.00%
Between April 1 2012 to March 31 2015 [Member]
Income Taxes [Line Items]
Domestic effective statutory tax rate	38.00%
April 1 2015 and thereafter [Member]
Income Taxes [Line Items]
Domestic effective statutory tax rate	36.00%
Operating loss carryforwards indefinitely [Member] | U.S. and European subsidiaries [Member]
Income Taxes [Line Items]
Operating loss carryforwards	771,418
2013 through 2022 [Member] | U.S. and European subsidiaries [Member]
Income Taxes [Line Items]
Operating loss carryforwards	315,415
2023 and thereafter [Member] | U.S. and European subsidiaries [Member]
Income Taxes [Line Items]
Operating loss carryforwards	¥ 252,550

Income Taxes - Effective Income Tax Rate Reflected in Consolidated Statements of Income (Detail)	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Income Taxes [Line Items]
Our effective statutory tax rate	38.00%	41.00%	41.00%
Changes in deferred tax valuation allowance	(0.70%)	(22.50%)	1.60%
Taxable items to be added on financial profit	1.50%	3.80%	5.30%
Non-deductible expenses	12.90%	23.30%	16.60%
Non-taxable revenue	(9.30%)	(29.70%)	(8.40%)
Dividends from foreign subsidiaries	0.20%	0.90%	0.00%
Tax effect of undistributed earnings of foreign subsidiaries	0.20%	(1.10%)	0.00%
Different tax rate applicable to income (loss) of foreign subsidiaries	10.00%	14.10%	10.80%
Effect of changes in domestic tax laws	0.90%	45.70%
Expiration of loss carryforwards	1.30%	2.80%	1.30%
Tax benefit recognized on the devaluation of investment in subsidiaries and affiliates		(8.80%)	(1.30%)
Other	0.50%	(0.20%)	(1.10%)
Effective tax rate	55.50%	69.30%	65.80%

Income Taxes - Details of Deferred Tax Assets and Liabilities (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Deferred Income Tax Assets And Liabilities [Line Items]
Depreciation, amortization and valuation of fixed assets	¥ 10,043	¥ 70,406
Investments in subsidiaries and affiliates	177,175	177,522
Valuation of financial instruments	146,800	197,961
Accrued pension and severance costs	17,999	34,291
Other accrued expenses and provisions	106,436	84,628
Operating losses	341,177	313,245
Other	5,228	20,034
Gross deferred tax assets	804,858	898,087
Less-Valuation allowance	(522,220)	(490,986)	(461,966)	(501,554)
Total deferred tax assets	282,638	407,101
Investments in subsidiaries and affiliates	88,631	78,262
Valuation of financial instruments	53,367	56,732
Undistributed earnings of foreign subsidiaries	2,960	3,167
Valuation of fixed assets	21,950	117,112
Other	4,210	14,077
Total deferred tax liabilities	171,118	269,350
Net deferred tax assets	¥ 111,520	¥ 137,751

Income Taxes - Changes in Valuation Allowance for Deferred Tax Assets (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Valuation Allowance [Line Items]
Balance at beginning of year	¥ 490,986		¥ 461,966		¥ 501,554
Net change during the year	31,234	[1]	29,020	[2]	(39,588)	[3]
Balance at end of year	¥ 522,220		¥ 490,986		¥ 461,966

[1]	Includes \52,862 million related to foreign subsidiaries which is mainly due to an increase in non-recoverability of losses in certain foreign subsidiaries, negative \22,903 million related to the de-consolidation of NREH into an equity method affiliate, and \1,275 million related to Japanese subsidiaries and the Company, which is determined based on a review of future realizable value. In total, \31,234 million of allowances increased for the year ended March 31, 2013.
[2]	Includes \24,715 million related to foreign subsidiaries which is mainly due to an increase in non-recoverability of losses in certain foreign subsidiaries, \20,014 million related to Japanese subsidiaries which is mainly due to the effect of the conversion of Nomura Land and Building Co., Ltd. into a subsidiary of Nomura Holdings, Inc., and negative \15,709 million related to the Company which is due mainly to the decrease of allowance for the deferred tax assets previously recorded. In total, \29,020 million of allowances increased for the year ended March 31, 2012.
[3]	Includes negative \33,523 million related to foreign subsidiaries which is mainly due to an effect of utilized loss carryforwards in certain U.S. subsidiaries, negative \2,657 million and negative \3,408 million related to Japanese subsidiaries and the Company, respectively, which is due mainly to a result of a review of future realizable value for the deferred tax assets previously recorded. In total, \39,588 million of allowances decreased for the year ended March 31, 2011.

Income Taxes - Changes in Valuation Allowance for Deferred Tax Assets (Parenthetical) (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Valuation Allowance [Line Items]
Net change during the year	¥ 31,234	[1]	¥ 29,020	[2]	¥ (39,588)	[3]
Foreign subsidiaries [Member]
Valuation Allowance [Line Items]
Net change during the year	52,862		24,715		(33,523)
Japan subsidiaries [Member]
Valuation Allowance [Line Items]
Net change during the year	(22,903)		20,014		(2,657)
Nomura Holdings, Inc. [Member]
Valuation Allowance [Line Items]
Net change during the year	¥ 1,275		¥ (15,709)		¥ (3,408)

[1]	Includes \52,862 million related to foreign subsidiaries which is mainly due to an increase in non-recoverability of losses in certain foreign subsidiaries, negative \22,903 million related to the de-consolidation of NREH into an equity method affiliate, and \1,275 million related to Japanese subsidiaries and the Company, which is determined based on a review of future realizable value. In total, \31,234 million of allowances increased for the year ended March 31, 2013.
[2]	Includes \24,715 million related to foreign subsidiaries which is mainly due to an increase in non-recoverability of losses in certain foreign subsidiaries, \20,014 million related to Japanese subsidiaries which is mainly due to the effect of the conversion of Nomura Land and Building Co., Ltd. into a subsidiary of Nomura Holdings, Inc., and negative \15,709 million related to the Company which is due mainly to the decrease of allowance for the deferred tax assets previously recorded. In total, \29,020 million of allowances increased for the year ended March 31, 2012.
[3]	Includes negative \33,523 million related to foreign subsidiaries which is mainly due to an effect of utilized loss carryforwards in certain U.S. subsidiaries, negative \2,657 million and negative \3,408 million related to Japanese subsidiaries and the Company, respectively, which is due mainly to a result of a review of future realizable value for the deferred tax assets previously recorded. In total, \39,588 million of allowances decreased for the year ended March 31, 2011.

Income Taxes - Summarizes Major Jurisdictions Subject to Examination (Detail)	12 Months Ended
Mar. 31, 2013
Japan [Member]
Income Tax Contingency [Line Items]
Income tax examination, year(s) under examination	2008 [1]
U.K. [Member]
Income Tax Contingency [Line Items]
Income tax examination, year(s) under examination	2012
U.S. [Member]
Income Tax Contingency [Line Items]
Income tax examination, year(s) under examination	2009

[1]	For transfer pricing, the earliest year in which Nomura remains subject to examinations is 2007.

Income Taxes - Summarizes Major Jurisdictions Subject to Examination (Parenthetical) (Detail) (Japan [Member])	12 Months Ended
Mar. 31, 2013
Japan [Member]
Income Tax Contingency [Line Items]
Earliest year for transfer pricing taxation under examination	2007

Shareholders' equity - Shares of Common Stock Outstanding (Detail)	1 Months Ended		12 Months Ended
	Jul. 01, 2011	Aug. 31, 2010	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Schedule of Capitalization, Equity [Line Items]
Number of shares outstanding at beginning of year			3,663,483,895	3,600,886,932	3,669,044,614
New issue	103,429,360			103,429,360
Common stock held in treasury:
Repurchases of common stock		(75,000,000)	(19,209)	(50,093,031)	(75,030,934)
Sales of common stock			601	1,530	2,409
Common stock issued to employees			47,335,900	9,271,600	6,870,600
Other net change in treasury stock			159,065	(12,496)	243
Number of shares outstanding at end of year			3,710,960,252	3,663,483,895	3,600,886,932

Shareholders' equity - Additional Information (Detail) (JPY ¥)	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Class of Stock [Line Items]
Amounts available for distributions	¥ 538,021,000,000	¥ 483,126,000,000	¥ 480,471,000,000
Investee undistributed earnings equity method	125,944,000,000	50,922,000,000	77,145,000,000
Change in cumulative translation adjustment including reclassification adjustment, net of tax	9,844,000,000
Amount of income tax benefit allocated to reclassification adjustment	2,985,000,000
Dividends on common stock per share	¥ 8	¥ 6	¥ 8
Minimum tradable quantity of share lot	100
Common stock held in treasury, shares	111,602,349	159,078,706
Common stock held in treasury, value	70,514,000,000	99,819,000,000
Total number of shares authorized for repurchase	40,000,000
Total value of shares authorized for repurchase	35,000,000,000
Repurchased shares of common stock	40,000,000
Repurchased shares of common stock at cost	32,470,000,000
Affiliated companies
Class of Stock [Line Items]
Common stock held in treasury, shares	1,257,966	908,498	1,062,910
Common stock held in treasury, value	¥ 2,161,000,000	¥ 1,985,000,000	¥ 2,189,000,000

Regulatory requirements - Additional Information (Detail)	Mar. 31, 2013 USD ($)	Mar. 31, 2013 JPY (¥)	Mar. 31, 2013 SGD	Mar. 31, 2012 JPY (¥)	Mar. 31, 2013 Nomura Securities [Member]	Mar. 31, 2012 Nomura Securities [Member]	Mar. 31, 2013 Nomura Financial Products & Services, Inc. [Member]
Common equity Tier 1 capital ratio	3.50%	3.50%	3.50%
Tier 1 capital ratio	4.50%	4.50%	4.50%
Capital adequacy ratio	8.00%	8.00%	8.00%		120.00%	120.00%	120.00%
Quantified total of business risk	120.00%	120.00%	120.00%
Segregated bonds with a market value		¥ 459,037,000,000		¥ 269,979,000,000
Equities with a market value		7,861,000,000		6,353,000,000
Net capital defined under the alternative method	1,000,000
Ratio of net capital under the alternative method	2.00%	2.00%	2.00%
Percentage of total risk margin requirement	8.00%	8.00%	8.00%
Minimum capital required			15,000,000

Affiliated companies and other equity-method investees - Additional Information (Detail) (JPY ¥) In Millions, except Share data, unless otherwise specified	12 Months Ended												1 Months Ended	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011		Mar. 31, 2013 JAFCO [Member]	May 31, 2011 JAFCO [Member]	Mar. 31, 2013 NRI [Member]	Jul. 31, 2011 NRI [Member]	May 31, 2011 NRI [Member]	Mar. 31, 2013 Fortress [Member]	Feb. 18, 2011 BATS Global Markets, Inc [Member]	Mar. 31, 2013 NREH [Member]
Subsidiary or Equity Method Investee [Line Items]
Number of shares purchased from related parties							382,000	382,000
Amount of shares purchased from related parties							¥ 18,145	¥ 18,145
Number of shares sold														32,040,000
Additional equity interest acquired							0.30%	0.30%	0.90%		0.90%		7.00%
Ownership percentage							24.40%		38.80%			12.50%		34.00%
Number of shares acquired									381,520	381,520
Number of new stock issued to affiliated company and other equity-method investees									45,019,360	45,019,360
Equity method goodwill, remaining carrying value									56,473					11,012
Voting interest														34.00%
Gain recognized on deconsolidation process														50,139
Unrealized gain from remaining shares	(4,722)	[1]	2,641	[1]	(1,808)	[1]								38,468
Outstanding share capital													100.00%
Equity in earnings of equity-method investees	18,597		5,716		11,602
Dividends from equity-method investees	¥ 5,594		¥ 4,747		¥ 4,802

[1]	Includes the effect of foreign exchange movements.

Affiliated companies and other equity-method investees - Summary of Financial Information for Subsidiaries (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Subsidiary or Equity Method Investee [Line Items]
Total assets	¥ 37,942,439		¥ 35,697,312
Total liabilities	35,623,456		33,308,175
Non-interest expenses	1,575,901		1,450,902		1,037,443
Net income (loss) attributable to the companies	107,234		11,583		28,661
JAFCO, NRI, NLB and NREH [Member]
Subsidiary or Equity Method Investee [Line Items]
Total assets	2,307,795	[1],[2]	564,086	[1]
Total liabilities	1,551,699	[1],[2]	200,020	[1]
Net revenues	143,193	[2]	161,209	[3]	590,985
Non-interest expenses	69,899	[2]	105,520	[3]	535,564
Net income (loss) attributable to the companies	48,706	[2]	31,007	[3]	29,392
Fortress [Member]
Subsidiary or Equity Method Investee [Line Items]
Total assets	203,332	[4]	184,650	[4]
Total liabilities	88,881	[4]	96,312	[4]
Net revenues	95,356	[4]	73,306	[4]	89,710	[4]
Non-interest expenses	73,956	[4]	166,006	[4]	154,161	[4]
Net income (loss) attributable to the companies	¥ 6,487	[4]	¥ (36,994)	[4]	¥ (24,400)	[4]

[1]	NLB's assets and liabilities are not included because it was not an affiliated company of Nomura as of March 31, 2012 and 2013.
[2]	NREH is accounted for by the equity method from March 2013. NREH's assets and liabilities are included however Net revenues, Non-interest expenses and Net income attributable to NREH are not included.
[3]	For NLB, financial information while it was an affiliated company of Nomura is included.
[4]	Financial information for Fortress is as of its fiscal years ended December 31, 2010, 2011 and 2012, respectively. Nomura recognizes its share of Fortress's earnings on a three-month lag.

Affiliated companies and other equity-method investees - Summary of Balances and Transactions with Affiliated Companies and Other Equity-Method Investees (Detail) (JPY ¥)
In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Subsidiary or Equity Method Investee [Line Items]
Revenues	¥ 2,079,943	¥ 1,851,760	¥ 1,385,492
Non-interest expenses	1,575,901	1,450,902	1,037,443
Affiliated companies and other equity-method investees [Member]
Subsidiary or Equity Method Investee [Line Items]
Investments in affiliated companies	333,329	183,305
Advances to affiliated companies	12,376	10,649
Other receivables from affiliated companies	8,856	5,160
Other payables to affiliated companies	4,270	5,643
Revenues	7,418	5,635	3,056
Non-interest expenses	48,755	49,810	52,796
Purchase of software, securities and tangible assets	¥ 55,099	¥ 22,904	¥ 20,945

Affiliated companies and other equity-method investees - Summary of Aggregate Carrying Amount and Fair Value of Investments in Affiliated Companies and Other Equity-Method Investees (Detail) (JPY ¥)
In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Schedule of Equity Method Investments [Line Items]
Carrying amount	¥ 322,747	¥ 172,647
Fair value	¥ 404,967	¥ 208,827

Commitments, contingencies and guarantees - Commitments Outstanding (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Commitments to extend credit [Member]
Commitments [Line Items]
Commitments outstanding	¥ 369,988	¥ 332,009
Commitments to invest in partnerships [Member]
Commitments [Line Items]
Commitments outstanding	29,974	28,825
Commitments to purchase aircraft [Member]
Commitments [Line Items]
Commitments outstanding	¥ 30,143	¥ 52,411

Commitments, contingencies and guarantees - Maturities of Commitments (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013
Contractual maturity [Domain] | Commitments to extend credit [Member]
Commitments And Contingencies Disclosure [Line Items]
Contractual amount	¥ 369,988
Contractual maturity [Domain] | Commitments to invest in partnerships [Member]
Commitments And Contingencies Disclosure [Line Items]
Contractual amount	29,974
Contractual maturity [Domain] | Commitments to purchase aircraft [Member]
Commitments And Contingencies Disclosure [Line Items]
Contractual amount	30,143
Contractual amount due less than 1 year [Member] | Commitments to extend credit [Member]
Commitments And Contingencies Disclosure [Line Items]
Contractual amount	55,459
Contractual amount due less than 1 year [Member] | Commitments to invest in partnerships [Member]
Commitments And Contingencies Disclosure [Line Items]
Contractual amount	375
Contractual amount due less than 1 year [Member] | Commitments to purchase aircraft [Member]
Commitments And Contingencies Disclosure [Line Items]
Contractual amount	21,141
Contractual amount due 1 to 3 years [Member] | Commitments to extend credit [Member]
Commitments And Contingencies Disclosure [Line Items]
Contractual amount	74,810
Contractual amount due 1 to 3 years [Member] | Commitments to invest in partnerships [Member]
Commitments And Contingencies Disclosure [Line Items]
Contractual amount	17,702
Contractual amount due 1 to 3 years [Member] | Commitments to purchase aircraft [Member]
Commitments And Contingencies Disclosure [Line Items]
Contractual amount	9,002
Contractual amount due 3 to 5 years [Member] | Commitments to extend credit [Member]
Commitments And Contingencies Disclosure [Line Items]
Contractual amount	126,139
Contractual amount due 3 to 5 years [Member] | Commitments to invest in partnerships [Member]
Commitments And Contingencies Disclosure [Line Items]
Contractual amount	1,503
Contractual amount due more than 5 years [Member] | Commitments to extend credit [Member]
Commitments And Contingencies Disclosure [Line Items]
Contractual amount	113,580
Contractual amount due more than 5 years [Member] | Commitments to invest in partnerships [Member]
Commitments And Contingencies Disclosure [Line Items]
Contractual amount	¥ 10,394

Commitments, contingencies and guarantees - Additional Information (Detail)	12 Months Ended												1 Months Ended	12 Months Ended
	Mar. 31, 2013 Other commitments [Domain] Litigation Case Type [Domain] Subsequent Event Type [Domain] USD ($) Clients	Jan. 31, 2008 Other commitments [Domain] Tax notice issued by tax authorities in Pescara, Italy [Member] Subsequent Event Type [Domain] EUR (€)	Apr. 30, 2010 Other commitments [Domain] Action by Lehman Inc. [Member] Subsequent Event Type [Domain] USD ($)	Jun. 30, 2012 Other commitments [Domain] Two actions by Fairfield Sentry Ltd. and Fairfield Sigma Ltd. [Member] Subsequent Event Type [Domain] USD ($)	Mar. 01, 2011 Other commitments [Domain] Action by PT Bank Mutiara Tbk. [Member] Subsequent Event Type [Domain] USD ($)	Oct. 31, 2011 Other commitments [Domain] Action by the National Credit Union Administration Board [Member] Subsequent Event Type [Domain] USD ($)	Jul. 31, 2011 Other commitments [Domain] Action by the National Credit Union Administration Board [Member] Subsequent Event Type [Domain] USD ($)	Sep. 30, 2011 Other commitments [Domain] Action by the Federal Housing Finance Agency [Member] Subsequent Event Type [Domain] USD ($)	Nov. 30, 2011 Other commitments [Domain] Claim filed by the Madoff Trustee [Member] Subsequent Event Type [Domain] USD ($)	Aug. 31, 2012 Other commitments [Domain] Action by the Prudential Insurance Company of America [Member] Subsequent Event Type [Domain] USD ($)	Mar. 01, 2013 Other commitments [Domain] Action by Banca Monte dei Paschi di Siena SpA [Member] Subsequent Event Type [Domain] EUR (€)	Mar. 31, 2013 Other commitments [Domain] Action by Banca Monte dei Paschi di Siena SpA [Member] Subsequent event [Member] EUR (€)	Apr. 30, 2012 Other commitments [Domain] Action in relation to investment losses [Member] Subsequent Event Type [Domain] JPY (¥) Series	Mar. 31, 2013 Other commitments [Domain] Action in relation to investment losses [Member] Subsequent event [Member] JPY (¥) Series	Mar. 31, 2013 Other commitments [Member] Tax notice issued by tax authorities in Pescara, Italy [Member] Subsequent Event Type [Domain] JPY (¥)	Mar. 31, 2012 Other commitments [Member] Tax notice issued by tax authorities in Pescara, Italy [Member] Subsequent Event Type [Domain] JPY (¥)
Commitments And Contingencies Disclosure [Line Items]
Purchase commitments for real estate																¥ 234,400,000,000
Purchase obligations for goods or services															26,228,000,000	37,237,000,000
Resale agreements															4,103,000,000,000	2,519,000,000,000
Repurchase agreements															1,152,000,000,000	1,711,000,000,000
Obligations to return debt and equity securities borrowed without collateral															340,000,000,000	269,000,000,000
Contingencies
Current estimate of maximum reasonably possible loss		33,800,000		35,000,000					21,000,000
Swaps and other derivative transactions in total amount			37,000,000
Claim against special purpose company rights					156,000,000
Compensatory damages with original principal amount issued in offering						50,000,000	83,000,000	2,046,000,000
Amount of residential mortgage-backed securities plaintiffs purchased										183,000,000
Damages for unlawful conduct of former directors											700,000,000
Seized assets by Public Prosecutor												1,900,000,000
Number of significant clients	5,000,000
Damages for losses on pre-maturity cash out													5,102,000,000
Currency-linked structured notes purchased													16
Damages for losses on currency derivative transactions														10,247,000,000
Equity-linked structured notes purchased														11
Loan repurchase claims received by subsidiaries unresolved	$ 4,663,000,000

Commitments, contingencies and guarantees - Information on Derivative Contracts and Standby Letters of Credit and Other Guarantees (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013		Mar. 31, 2012
Derivative contracts [Member]
Contingencies And Commitments [Line Items]
Carrying value, Derivative contracts	¥ 4,510,650	[1],[2]	¥ 3,997,315	[1],[2]
Maximum potential payout/Notional total, Derivative contracts	123,980,481	[1],[2]	107,572,427	[1],[2]
Standby letters of credit and other guarantees [Member]
Contingencies And Commitments [Line Items]
Carrying value, Standby letters of credit and other guarantees	277	[3]	264	[3]
Maximum potential payout/ Notional total, Standby letters of credit and other guarantees	¥ 9,084	[3]	¥ 21,674	[3]

[1]	Credit derivatives are disclosed in Note 3 "Derivative instruments and hedging activities" and are excluded from derivative contracts.
[2]	Derivative contracts primarily consist of equity, interest rate and foreign exchange contracts.
[3]	Collateral held in connection with standby letters of credit and other guarantees as of March 31, 2012 was \6,377 million and as of March 31, 2013 is \6,374 million.

Commitments, contingencies and guarantees - Information on Derivative Contracts and Standby Letters of Credit and Other Guarantees (Parenthetical) (Detail) (JPY ¥)
In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Contingencies And Commitments [Line Items]
Collateral held in connection with standby letters of credit and other guarantees	¥ 6,374	¥ 6,377

Commitments, contingencies and guarantees - Maturity Information on Derivative Contracts and Standby Letters of Credit and Other Guarantees (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013		Mar. 31, 2012
Maximum potential payout/ Notional, Years to Maturity, Less than 1 year [Member]
Commitments And Contingencies Disclosure [Line Items]
Maximum potential payout/Notional total, Derivative contracts	¥ 8
Maximum potential payout/Notional total, Standby letters of credit and other guarantees	39,561,164
Maximum potential payout/ Notional, Years to Maturity, 1 to 3 years [Member]
Commitments And Contingencies Disclosure [Line Items]
Maximum potential payout/Notional total, Derivative contracts	319
Maximum potential payout/Notional total, Standby letters of credit and other guarantees	31,284,453
Maximum potential payout/ Notional, Years to Maturity, 3 to 5 years [Member]
Commitments And Contingencies Disclosure [Line Items]
Maximum potential payout/Notional total, Derivative contracts	668
Maximum potential payout/Notional total, Standby letters of credit and other guarantees	13,333,026
Maximum potential payout/ Notional, Years to Maturity, More than 5 years [Member]
Commitments And Contingencies Disclosure [Line Items]
Maximum potential payout/Notional total, Derivative contracts	8,089
Maximum potential payout/Notional total, Standby letters of credit and other guarantees	39,801,838
Derivative contracts [Member]
Commitments And Contingencies Disclosure [Line Items]
Carrying value, Derivative contracts	4,510,650	[1],[2]	3,997,315	[1],[2]
Maximum potential payout/Notional total, Derivative contracts	123,980,481	[1],[2]	107,572,427	[1],[2]
Standby letters of credit and other guarantees [Member]
Commitments And Contingencies Disclosure [Line Items]
Carrying value, Standby letters of credit and other guarantees	277	[3]	264	[3]
Maximum potential payout/Notional total, Standby letters of credit and other guarantees	¥ 9,084	[3]	¥ 21,674	[3]

[1]	Credit derivatives are disclosed in Note 3 "Derivative instruments and hedging activities" and are excluded from derivative contracts.
[2]	Derivative contracts primarily consist of equity, interest rate and foreign exchange contracts.
[3]	Collateral held in connection with standby letters of credit and other guarantees as of March 31, 2012 was \6,377 million and as of March 31, 2013 is \6,374 million.

Segment and geographic information - Net Interest Revenue (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Segment Reporting Information [Line Items]
Non-interest expenses	¥ 1,575,901		¥ 1,450,902		¥ 1,037,443
Segment [Domain]
Segment Reporting Information [Line Items]
Non-interest revenue	1,648,251		1,412,063		1,056,285
Net interest revenue	127,695		119,989		91,309
Net revenue	1,775,946		1,532,052		1,147,594
Non-interest expenses	1,575,901		1,450,902		1,037,443
Income (loss) before income taxes	200,045		81,150		110,151
Retail [Member]
Segment Reporting Information [Line Items]
Non-interest revenue	394,294		347,385		389,404
Net interest revenue	3,631		2,873		3,029
Net revenue	397,925		350,258		392,433
Non-interest expenses	297,297		287,128		291,245
Income (loss) before income taxes	100,628		63,130		101,188
Asset Management [Member]
Segment Reporting Information [Line Items]
Non-interest revenue	66,489		63,022		62,670
Net interest revenue	2,448		2,778		3,865
Net revenue	68,937		65,800		66,535
Non-interest expenses	47,768		45,281		46,513
Income (loss) before income taxes	21,169		20,519		20,022
Wholesale [Member]
Segment Reporting Information [Line Items]
Non-interest revenue	491,773		428,738		532,527
Net interest revenue	153,083		126,311		93,607
Net revenue	644,856		555,049		626,134
Non-interest expenses	573,199		592,701		622,000
Income (loss) before income taxes	71,657		(37,652)		4,134
Other (Incl. elimination) [Member]
Segment Reporting Information [Line Items]
Non-interest revenue	695,695		572,918		71,684
Net interest revenue	(31,467)		(11,973)		(9,192)
Net revenue	664,228		560,945		62,492
Non-interest expenses	657,637		525,792		77,685
Income (loss) before income taxes	¥ 6,591	[1]	¥ 35,153	[1]	¥ (15,193)	[1]

[1]	In accordance with the realignment in April 2012, certain prior period amounts of Wholesale and "Other" have been reclassified to conform to the current period presentation.

Segment and geographic information - Major Components of Income (Loss) Before Income Taxes in "Other" (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Components Of Income Before Taxes [Line Items]
Equity in earnings of affiliates	¥ 18,597		¥ 5,716		¥ 11,602
Segment [Domain]
Components Of Income Before Taxes [Line Items]
Equity in earnings of affiliates	5,716		5,716		11,602
Total	200,045		81,150		110,151
Other (Incl. elimination) [Member]
Components Of Income Before Taxes [Line Items]
Net gain related to economic hedging transactions	989		8,372		2,290
Realized gain on investments in equity securities held for operating purposes	1,001		198		219
Equity in earnings of affiliates	14,401		10,613		8,996
Corporate items	17,652	[1],[2]	(32,129)	[1],[2]	(34,476)	[1],[2]
Other	(27,452)	[1],[3]	48,099	[1],[3]	7,778	[1],[3]
Total	¥ 6,591	[1]	¥ 35,153	[1]	¥ (15,193)	[1]

[1]	In accordance with the realignment in April 2012, certain prior period amounts of Wholesale and "Other" have been reclassified to conform to the current period presentation.
[2]	Includes the gain due to the business combination with NLB in Corporate items during the year ended March 31, 2012.
[3]	Includes the impact of Nomura's own creditworthiness.

Segment and geographic information - Reconciliation of Combined Business Segments' Results Included in Preceding Table to Reported Net Revenue, Non-Interest Expenses and Income (Loss) Before Income Taxes (Detail) (JPY ¥)
In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Segment Reporting, Revenue Reconciling Item [Line Items]
Net revenue	¥ 1,813,631	[1]	¥ 1,535,859	[1]	¥ 1,130,698	[1]
Consolidated non-interest expenses	1,575,901		1,450,902		1,037,443
Income before income taxes	237,730		84,957		93,255
Segment [Domain]
Segment Reporting, Revenue Reconciling Item [Line Items]
Net revenue	1,775,946		1,532,052		1,147,594
Net revenue	1,813,631		1,535,859		1,130,698
Consolidated non-interest expenses	1,575,901		1,450,902		1,037,443
Income before income taxes	200,045		81,150		110,151
Income before income taxes	237,730		84,957		93,255
Reportable Segment [Member]
Segment Reporting, Revenue Reconciling Item [Line Items]
Net revenue	1,775,946		1,532,052		1,147,594
Unrealized gain (loss) on investments in equity securities held for operating purposes	37,685		3,807		(16,896)
Net revenue	1,813,631		1,535,859		1,130,698
Unrealized gain (loss) on investments in equity securities held for operating purposes
Consolidated non-interest expenses	1,575,901		1,450,902		1,037,443
Income before income taxes	200,045		81,150		110,151
Unrealized gain (loss) on investments in equity securities held for operating purposes	37,685		3,807		(16,896)
Income before income taxes	¥ 237,730		¥ 84,957		¥ 93,255

[1]	There is no revenue derived from transactions with a single major external customer.

Segment and geographic information - Geographic Allocation of Net Revenue and Income (Loss) Before Income Taxes from Operations by Geographic Areas, and Long-Lived Assets (Detail) (JPY ¥)
In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Segment Reporting Information [Line Items]
Consolidated net revenue	¥ 1,813,631	[1]	¥ 1,535,859	[1]	¥ 1,130,698	[1]
Consolidated income (loss) before income taxes	237,730		84,957		93,255
Consolidated long-lived assets	544,156		1,206,496		509,234
Americas [Member]
Segment Reporting Information [Line Items]
Consolidated net revenue	208,962	[1]	143,350	[1]	168,889	[1]
Consolidated income (loss) before income taxes	25,730		(24,612)		4,410
Consolidated long-lived assets	118,302		94,698		91,295
Europe [Member]
Segment Reporting Information [Line Items]
Consolidated net revenue	172,761	[1]	195,826	[1]	257,135	[1]
Consolidated income (loss) before income taxes	(93,099)		(91,544)		(43,627)
Consolidated long-lived assets	111,381		114,195		115,352
Asia and Oceania [Member]
Segment Reporting Information [Line Items]
Consolidated net revenue	43,265	[1]	34,819	[1]	44,474	[1]
Consolidated income (loss) before income taxes	(12,063)		(12,937)		(16,296)
Consolidated long-lived assets	20,471		23,892		31,642
Subtotal [Member]
Segment Reporting Information [Line Items]
Consolidated net revenue	424,988	[1]	373,995	[1]	470,498	[1]
Consolidated income (loss) before income taxes	(79,432)		(129,093)		(55,513)
Consolidated long-lived assets	250,154		232,785		238,289
Japan [Member]
Segment Reporting Information [Line Items]
Consolidated net revenue	1,388,643	[1]	1,161,864	[1]	660,200	[1]
Consolidated income (loss) before income taxes	317,162		214,050		148,768
Consolidated long-lived assets	¥ 294,002		¥ 973,711		¥ 270,945

[1]	There is no revenue derived from transactions with a single major external customer.